UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☑ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12
INNKEEPERS USA TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐ No fee required
☑ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1.	Title of each class of securities to which transaction applies: Common shares of beneficial interest, par value
$0.01 per share.
2.	Aggregate number of securities to which transaction applies: 49,032,746 common shares (including 280,862 restricted common shares granted under our benefit plans, 323,500 common shares underlying options to purchase common shares, 237,500 common shares underlying stock performance awards and 665,981 common shares reserved for issuance upon exchange of common limited partnership units in one of our subsidiaries).
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): The filing fee was determined based upon the sum of (A) 48,709,246 common shares multiplied by $17.75 per share, and
(B) options to purchase 323,500 common shares multiplied by $7.3334 (which is the difference between
$17.75 and $10.4166, the weighted average exercise price per share of each option). In accordance with
Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by calculating a fee of $107 per $1,000,000 of the aggregate value of the transaction. This calculation assumes that all of the common limited partnership units are exchanged for cash consideration.
4.	Proposed maximum aggregate value of transaction: $866,961,471.
5.	Total fee paid: $92,765.
☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

[Innkeepers Logo and Address]

Dear Shareholder:                                                                                                                                                                           [________], 2007

     You are cordially invited to attend a special meeting of the common shareholders of Innkeepers USA Trust to be held [_________], 2007 at [_______] local time. The special meeting will take place at [_____________].

     At the special meeting, we will ask holders of our common shares of beneficial interest, par value $0.01 per share, to approve the merger of Innkeepers USA Trust with and into Grand Prix Acquisition Trust, a wholly-owned subsidiary of Grand Prix Holdings LLC, pursuant to the Agreement and Plan of Merger, dated as of April 15, 2007, by and among Grand Prix Holdings LLC, Grand Prix Acquisition Trust, Innkeepers USA Trust, Innkeepers USA Limited Partnership and Innkeepers Financial Corporation, the merger agreement and the other transactions contemplated by the merger agreement. If the merger is completed, each holder of our common shares will be entitled to receive merger consideration equal to $17.75 in cash, without interest and less any applicable withholding tax, for each outstanding common share held on the effective date of the merger.

     After careful consideration, our board of trustees approved the merger, the merger agreement and the other transactions contemplated by the merger agreement and declared the merger fair to, advisable and in the best interests of Innkeepers USA Trust and our shareholders. Accordingly, our board of trustees recommends that our common shareholders vote “FOR” the approval of the merger, the merger agreement and the other transactions contemplated by the merger agreement. In arriving at its recommendation, our board of trustees considered a number of factors which are described in the accompanying proxy statement.

     Your vote is very important, regardless of the number of common shares you own. We cannot complete the merger unless the merger, the merger agreement and the other transactions contemplated by the merger agreement are approved by the affirmative vote of the holders of a majority of our outstanding common shares. The failure of any common shareholder to vote on the proposal to approve the merger, the merger agreement and the other transactions contemplated by the merger agreement will have the same effect as a vote against the approval of the merger, the merger agreement and the other transactions contemplated by the merger agreement.

     The attached proxy statement provides you with detailed information about the special meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Exhibit A to the proxy statement. We encourage you to read the entire proxy statement and the merger agreement carefully. You may also obtain more information about Innkeepers from documents we have filed with the Securities and Exchange Commission.

     Whether or not you plan to attend the special meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope, or authorize your proxy by telephone or the Internet. If you have Internet access, we encourage you to authorize your proxy via the Internet. If you attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

     Thank you in advance for your cooperation and continued support.

                                                                                      Sincerely,

                                                                                      /s/ [______________]

                                                                                      [Name]
                                                                                       [Title]

          Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

     This proxy statement is dated [__________], 2007, and is first being mailed, along with the attached proxy card, to shareholders on or about [__________], 2007.

INNKEEPERS USA TRUST
340 Royal Poinciana Way, Suite 306
 Palm Beach, Florida 33480

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [__________], 2007

     NOTICE IS HEREBY GIVEN that a special meeting of common shareholders of Innkeepers USA Trust, a Maryland real estate investment trust, will be held on [________], 2007 at [_____] local time. The meeting will take place at [_______________________], for the purpose of considering and voting upon the following proposals:

          1. A proposal to approve the merger of Innkeepers USA Trust with and into Grand Prix Acquisition Trust, a wholly-owned subsidiary of Grand Prix Holdings LLC, pursuant to the Agreement and Plan of Merger, dated as of April 15, 2007, by and among Grand Prix Holdings LLC, Grand Prix Acquisition Trust, Innkeepers USA Trust, Innkeepers USA Limited Partnership and Innkeepers Financial Corporation (the “merger agreement”), the merger agreement and the other transactions contemplated by the merger agreement, as more fully described in the enclosed proxy statement; and

          2. Any adjournments or postponements of the special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies.

     The record date for determining shareholders entitled to notice of, and to vote at, the special meeting or any postponements or adjournments of the special meeting is the close of business on [_________], 2007. Only holders of record of our common shares of beneficial interest on the record date are entitled to vote at the special meeting or any postponements or adjournments of the special meeting. If we have not received sufficient proxies to constitute a quorum or sufficient votes for approval of the merger, the merger agreement and the other transactions contemplated by the merger agreement at the special meeting of common shareholders, the special meeting may be adjourned for the purpose of soliciting additional proxies.

     Your vote is very important regardless of the number of common shares you own. Please vote your common shares promptly. Whether or not you plan to attend the special meeting, we request that you cast your vote by completing and signing the enclosed proxy card and returning it as promptly as possible. Instructions for voting are found in the proxy statement and on the enclosed proxy card. If you have any questions or need assistance voting your common shares, please call our proxy solicitor, MacKenzie Partners, Inc., at (212) 929-5500 (call collect) or (800) 322-2885 (toll free).

                                                                                      By Order of the Board of Trustees

                                                                                      /s/ Mark A. Murphy

                                                                                      Mark A. Murphy
                                                                                      General Counsel and Secretary

[__________], 2007

TABLE OF CONTENTS

SUMMARY TERM SHEET ...	1
QUESTIONS AND ANSWERS ABOUT THE MERGER ...	11
FORWARD-LOOKING STATEMENTS ...	16
SPECIAL MEETING ...	18
PROPOSAL NO. 1: APPROVAL OF THE MERGER, THE MERGER AGREEMENT AND THE
OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT ....................................................................................................................................................................................................	20
THE PARTIES ...	20
Innkeepers USA Trust ...	20
Innkeepers USA Limited Partnership and Innkeepers Financial Corporation ...	20
Grand Prix Holdings LLC and Grand Prix Acquisition Trust ...	20
THE MERGER ...	20
The Merger of Innkeepers USA Trust into Grand Prix Acquisition Trust ...	20
Merger Vote Requirement ...	21
Background of the Merger ...	21
Recommendation of Our Board of Trustees ...	24
Reasons for the Merger ...	24
Opinion of Lehman Brothers Inc ...	27
Opinion of UBS Securities LLC ...	32
Projected Financial Information ...	37
Financing of the Merger ...	38
Limited Guarantee ...	40
No Specific Performance ...	40
Amendment of the Limited Partnership Agreement of the Partnership ...	41
No Dissenters’ Rights ...	41
Delisting and Deregistration of Our Common Shares and Series C Preferred Shares ................................................................................................................................................................................................	41
Legal Proceedings ...	41
Interests of Our Trustees and Executive Officers in the Merger ...	41
Conduct of the Company in the Event the Merger Is Not Consummated ...	44
THE MERGER AGREEMENT ...	44
The Merger ...	44
Merger Consideration to be Received by Holders of Our Common Shares ...	44
Treatment of Share Options, Restricted Shares and Performance Share Awards ......................................................................................................................................................................................................	45
Treatment of Units in the Partnership ...	45
Series C Preferred Shares ...	46
Payment Procedures ...	47
Representations and Warranties of the Company, the Partnership and Innkeepers Financial ................................................................................................................................................................................	47
Representations and Warranties of Grand Prix Holdings and Merger Entity to the Merger Agreement ...............................................................................................................................................................	49
Covenants Regarding Conduct of Our Business ...	49
Other Covenants ...	54
No Solicitation ...	56

Recommendation Withdrawal/Termination in Connection with a Superior Proposal ................................................................................................................................................................................................	57
Conditions to the Merger ...	59
Termination ...	60
Break-up Fees and Expenses ...	61
Amendment of the Merger Agreement ...	63
Indemnification; Trustee, Director and Officer Insurance ...	63
Definition of Material Adverse Effect ...	64
Regulatory Approvals ...	64
MATERIAL FEDERAL INCOME TAX CONSEQUENCES ...	64
Consequences to Us of the Merger ...	65
Consequences to U.S. Shareholders ...	65
Consequences to Non-U.S. Shareholders ...	66
Consequences to Holders of Our Series C Preferred Shares ...	67
PROPOSAL NO. 2: ADJOURNMENT OF THE SPECIAL MEETING ...	68
The Adjournment Proposal ...	68
Vote Required and Board Recommendation ...	68
MARKET PRICE AND DIVIDEND DATA ...	68
PRINCIPAL AND MANAGEMENT SHAREHOLDERS OF THE COMPANY ...	69
OTHER MATTERS ...	71
SHAREHOLDER PROPOSALS ...	71
“HOUSEHOLDING” OF PROXY STATEMENT ...	71
WHERE YOU CAN FIND ADDITIONAL INFORMATION ...	72

Exhibit A — Agreement and Plan of Merger
Exhibit B — Opinion of Lehman Brothers Inc.
Exhibit C — Opinion of UBS Securities LLC

ii

INNKEEPERS USA TRUST
340 Royal Poinciana Way, Suite 306
Palm Beach, Florida 33480

PROXY STATEMENT

SUMMARY TERM SHEET

     The following summary highlights selected information in this proxy statement and may not contain all the information that may be important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its exhibits and the documents referred to or incorporated by reference in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of that topic. See “Where You Can Find More Information” beginning on page [__].

The Special Meeting — See page [__]

     This proxy statement is being furnished to holders of our common shares of beneficial interest, which we refer to in this proxy statement as “common shares,” for use at the special meeting, and at any adjournments or postponements of that meeting, in connection with the approval of the merger, the Agreement and Plan of Merger, dated as of April 15, 2007 (referred to in this proxy statement as the “merger agreement”) and the other transactions contemplated by the merger agreement, as more fully described in this proxy statement, and the approval of any adjournments or postponements of the special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies. The special meeting will be held on [________], 2007 at [_____] local time, at [________].

Parties to the Merger — See page [__]

     Innkeepers USA Trust — Innkeepers USA Trust (referred to in this proxy statement as “we,” “us,” “our,” “Innkeepers” or the “Company”) is a self-administered and self-managed real estate investment trust, or “REIT,” organized under Maryland law in 1994. At December 31, 2006, we owned 75 hotels with an aggregate of 9,904 rooms/suites through our partnership interests in Innkeepers USA Limited Partnership, and a 49% interest in one hotel with 355 rooms in an unconsolidated entity. We have a series of indirect, wholly-owned taxable REIT subsidiaries that lease the hotels from Innkeepers USA Limited Partnership and other of our subsidiaries. Our primary focus is acquiring or developing premium-branded upscale extended-stay, mid-priced limited service, and select-service hotels, the core of our portfolio; selected all-suite, or full-service hotels; and turn-around opportunities for hotels that operate under or can be converted to the industry’s leading brands. We are listed on the New York Stock Exchange (the “NYSE”) under the symbol “KPA.” Our headquarters is located at 340 Royal Poinciana Way, Suite 306, Palm Beach, Florida 33480, and our telephone number is (561) 835-1800.

     Innkeepers USA Limited Partnership — Innkeepers USA Limited Partnership is the entity through which we conduct substantially all of our business and own, either directly or indirectly through subsidiaries, substantially all of our assets. As of the date of this proxy statement, our wholly-owned subsidiary, Innkeepers Financial Corporation, is the general partner of, and owns an approximate 98.6% partnership interest in, the Partnership. Innkeepers USA Limited Partnership is referred to in this proxy statement as the “Partnership.”

     Innkeepers Financial Corporation — Innkeepers Financial Corporation is the entity through which we own a 98.6% interest in the Partnership. Innkeepers Financial Corporation is referred to in this proxy statement as “Innkeepers Financial.”

     Grand Prix Holdings LLC — Grand Prix Holdings LLC is a recently formed Delaware limited liability company that is controlled by Apollo Investment Corporation. Grand Prix Holdings LLC is the sole shareholder of Grand Prix Acquisition Trust. Grand Prix Holdings LLC is referred to in this proxy statement as “Grand Prix Holdings.” Apollo Investment Corporation is referred to in this proxy statement as “Apollo.” Apollo is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Apollo’s investment portfolio is principally in middle-market private companies. Apollo invests primarily in mezzanine loans and senior secured loans in furtherance of its business plan and also invests in the equity of portfolio companies. Apollo is managed by Apollo Investment Management, L.P., an affiliate of Apollo Management, L.P., a leading private equity investor.

     Grand Prix Acquisition Trust — Grand Prix Acquisition Trust is a recently formed Maryland real estate investment trust and the entity into which we will merge pursuant to the terms of the merger agreement, with Grand Prix Acquisition Trust as the surviving entity. Grand Prix Acquisition Trust is referred to in this proxy statement as “Merger Entity.”

The Merger — See page [__]

     At the special meeting, our common shareholders will be asked to approve our merger with and into Merger Entity, with Merger Entity surviving the merger, pursuant to the terms of the merger agreement, the merger agreement and the other transactions contemplated by the merger agreement. We sometimes use the term “surviving entity” in this proxy statement to describe Merger Entity as the surviving entity following the merger.

Merger Consideration to be Received by Holders of Our Common Shares — See page [__]

     In the merger, each of our common shares that is issued and outstanding immediately prior to the effective time of the merger (other than certain common shares held by us, the Partnership, Innkeepers Financial or our wholly-owned subsidiaries) will be converted into the right to receive a cash payment of $17.75, without interest, and less any applicable withholding tax (which we refer to in this proxy statement as the “merger consideration”). The merger consideration is fixed and will not be adjusted based on changes in the price of our common shares.

Treatment of Share Options, Restricted Shares and Performance Share Awards — See page [__]

     In the merger, each outstanding option to purchase our common shares under our benefit plans, whether or not then vested or exercisable, will be cancelled in exchange for the right to receive a cash payment in an amount equal to the number of common shares underlying the option multiplied by the amount (if any) by which $17.75 exceeds the exercise price, without interest and less any applicable withholding taxes.

     In the merger, all of our restricted share awards will become fully vested and converted into the right to receive a cash payment of $17.75 per share, without interest and less any applicable withholding tax.

     In the merger, all performance share awards of the Company under our benefit plans will vest. Our common shares underlying stock performance awards will be automatically converted into the right to receive a cash payment of $17.75 per share, without interest and less any applicable withholding taxes. Cash performance awards will be converted into a right to receive a cash payment equal to $17.75 multiplied by the number of common shares underlying such award, less any applicable withholding taxes.

Treatment of Units in the Partnership — See page [__]

     In the merger, an eligible holder of common limited partnership units in the Partnership (other than Innkeepers Financial and Merger Entity) may, at its sole discretion, elect (i) to continue as a limited partner of the Partnership after the merger, subject to certain terms and conditions, (ii) to convert its units into the right to receive a cash amount equal to $17.75 multiplied by the number of common shares issuable upon conversion of the unit into common shares in accordance with the terms of the partnership agreement, without interest and less any applicable withholding tax, or (iii) to convert some of its units to cash and to continue as a limited partner with respect to the rest of its units.

Payment Procedures — See page [__]

     Promptly after completion of the merger, you will receive a letter of transmittal, which will include instructions describing how to exchange your common shares for the merger consideration. At that time, you must send your common share certificates with your completed letter of transmittal to the exchange agent. You should not send your common share certificates to us or anyone else until you receive these instructions. You will receive the payment of the merger consideration after we receive from you a properly completed letter of transmittal together with your common share certificates. If any of your common share certificates have been lost, stolen or destroyed, the exchange agent will pay you your merger consideration upon your furnishing an affidavit as to the fact that such certificate has been lost, stolen or destroyed and, if requested by Grand Prix Holdings or the surviving entity, your posting of a bond as indemnity against any claim against such certificate. If you hold your common shares in “street name,” and follow the appropriate procedures, your broker or nominee will surrender your common shares in exchange for your merger consideration following completion of the merger.

Dividends — See page [__]

     We are prohibited under the merger agreement from paying regular quarterly dividends, except for the dividends for the first quarter of 2007 and dividends with respect to our 8.0% Series C Cumulative Preferred Shares (“Series C Preferred shares”). For further discussion regarding the prohibition on our payment of regular dividends and other restrictions of our operations under the merger agreement, please see the section captioned “The Merger — The Merger of Innkeepers USA Trust into Merger Entity” on page [__].

Conditions to the Merger — See page [__]

     The merger is subject to the approval of holders of our common shares, as well as other customary conditions, including, among other things, the absence of a material adverse effect on us as described in the section captioned “The Merger Agreement — Definition of Material Adverse Effect” on page [__].

     If holders of our common shares approve the merger, the merger agreement and the other transactions contemplated by the merger agreement and the other conditions to the merger are satisfied or waived, we will complete the merger no later than the third business day after such other conditions to closing of the merger and the other transactions contemplated by the merger agreement are satisfied or waived (but in no event before June 29, 2007 without the consent of Grand Prix Holdings and Merger Entity). For more information on the timing of the closing, see “The Merger Agreement — The Merger” on page [__].

Merger Vote Requirement; Shareholders Entitled to Vote; Vote Required — See page [__]

     The merger agreement, the merger and the other transactions contemplated by the merger agreement must be approved by the affirmative vote of holders of at least a majority of our outstanding common shares that are entitled to vote at the special meeting. You may vote at the special meeting if you owned our common shares at the close of business on [____], 2007, the record date for the special meeting. In accordance with our declaration of trust, as amended, and applicable law, holders of our Series C Preferred shares are entitled to notice but are not entitled to vote at the special meeting. On the record date, there were [_______] common shares outstanding and entitled to vote. You have one vote for each of our common shares that you owned on the record date.

Recommendation of Our Board of Trustees — See page [__]

     Our board of trustees recommends that holders of our common shares vote “FOR” the approval of the merger, the merger agreement and the other transactions contemplated by the merger agreement and “FOR” the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies. At a special meeting held on April 15, 2007, our trustees determined that the merger was fair to, advisable and in the best interests of the Company and our shareholders. At that meeting, our board of trustees approved the merger and the other transactions contemplated by the merger agreement, and voted to recommend that holders of our common shares vote “FOR” the approval of the merger, the merger agreement and the other transactions contemplated by the merger agreement. The recommendation of our board of trustees was made after the careful evaluation of a variety of business, financial and other factors and consultation with our legal and financial advisors, which are described below under the heading “Reasons for the Merger” beginning on page [____].

Reasons for the Merger — See page [__]

     Our board of trustees considered the following factors, among others, in determining whether to approve the merger, the merger agreement and the other transactions contemplated by the merger agreement:

•	Value and Form of Consideration.

The price of $17.75 per share represents a premium over the historical and recent market price of our common shares, representing an approximate 8% premium over the closing price of our common shares on April 13, 2007 (the last full trading day before the public announcement of the merger) and an approximate 9% premium over the average closing price of our common shares for the 90 trading days prior to April 13, 2007.

•	Process Conducted.

Our board of trustees considered the absence of a bid from another party or group of parties that is more desirable than the bid by Apollo and its affiliates, notwithstanding the fact that Lehman Brothers, Inc. (“Lehman Brothers”) on behalf of the Company, actively explored a sale of the Company between September 2005 and March 2006 and between December 2006 and March 2007.

•	Termination Right in the Event of a Superior Proposal.

The merger agreement permits our board of trustees, under certain circumstances, to change its recommendation with regard to the merger or, subject to payment of a $17 million break-up fee, to terminate the merger agreement with Grand Prix Holdings and enter into an agreement with respect to certain proposals that are superior from a financial point of view to the merger agreement.

•	Favorable Market Conditions.

Our board of trustees determined that the merger allows the Company to take advantage of strong demand in the real estate investment market for portfolios of lodging properties.

•	Our Business Prospects.

Our board of trustees believes that the merger represent a more desirable alternative for our shareholders than continuing to operate as an independent public company under our current strategic business plan.

•	Limited Growth Platform.

Our board of trustees recognizes that we are a comparatively small capitalization REIT with limited external growth opportunities.

•	Opinions of Lehman Brothers and UBS.

Our board of trustees considered as favorable to its determination the oral opinions of Lehman Brothers and UBS Securities LLC (“UBS”), rendered to our board of trustees on April 15, 2007, and subsequently confirmed in writing, that, as of such date, and subject to and based on the qualifications and assumptions set forth therein, the merger consideration to be received by the holders of the Company’s common shares in the merger was fair to such holders, from a financial point of view.

•	Payment of Reverse Break-Up Fee.

Our board of trustees considered that if the merger agreement is terminated because of a failure by Grand Prix Holdings to obtain debt financing, Grand Prix Holdings must pay us a $25 million financing-related reverse break-up fee and that, if the merger agreement is terminated because of an intentional breach by Grand Prix Holdings, Grand Prix Holdings must pay us a $50 million non- financing-related reverse break-up fee.

•	Limited Guarantee by Apollo.

Apollo, a publicly-traded company, entered into a limited guarantee concurrently with the execution of the merger agreement guaranteeing the payment obligations of Grand Prix Holdings and Merger Entity up to $50 million.

•	Approval of Our Common Shareholders Is Required.

The merger, the merger agreement and the other transactions contemplated by the merger agreement are subject to the approval of our common shareholders, and our common shareholders have the option to reject the merger, the merger agreement and the other transactions contemplated by the merger agreement.

     Our board of trustees also considered the following potentially negative factors, among others, in determining whether to approve the merger, the merger agreement and the other transactions contemplated by the merger agreement:

•	Holders of Our Common Shares Will Not Share in the Future Growth of Our Portfolio.

Our board of trustees recognized that the merger would preclude the holders of our common shares from having the opportunity to participate in the future performance of our assets and to realize any future appreciation in the value of our common shares.

•	Tax Consequences to Our Common Shareholders.

Our board of trustees recognized that the merger is a fully taxable transaction and, as a result, holders of common shares will generally be required to pay taxes on any gain that results from their receipt of the merger consideration.

•	Significant Costs Involved.

Our board of trustees considered the significant costs involved in connection with completing the merger and the other transactions contemplated by the merger agreement, the substantial management time and effort required to effectuate the merger and the other transactions contemplated by the merger agreement and the related disruption to our operations.

•	Prohibition Against Solicitation of Other Offers.

The merger agreement prohibits us from initiating, soliciting, knowingly encouraging (including by way of providing information) any alternative proposals to the merger or engaging in any discussions or negotiations with respect thereto. However, the merger agreement permits our board of trustees to receive and respond to unsolicited inquiries and proposals regarding other potential transactions under certain specified circumstances.

•	Payment of Break-Up Fee and Reimbursement of Transaction Expenses.

Our board of trustees acknowledged that if the merger agreement is terminated under certain circumstances, we must pay a $17 million break-up fee to Grand Prix Holdings, net of any expenses reimbursed in connection with a termination and that, under certain circumstances, we must reimburse Grand Prix Holdings for certain out-of-pocket expenses incurred in connection with the merger agreement up to an aggregate of $10 million. In addition, in the event of any termination of the merger agreement without fault by Grand Prix Holdings, all application fees paid by Grand Prix Holdings to franchisors in respect of the Company’s hotel franchise agreements will be reimbursed by the Company.

•	Benefits to Certain of Our Trustees and Executive Officers.

Our board of trustees also considered the fact that some of our trustees and executive officers have interests in the merger and the other transactions contemplated by the merger agreement that differ from, or are in addition to (and therefore may conflict with), your interests as a shareholder.

Opinions of Lehman Brothers Inc. and UBS Securities LLC — See page [__]

     In connection with the merger, each of Lehman Brothers and UBS rendered its oral opinion to our board of trustees, subsequently confirmed in writing, as to the fairness, from a financial point of view, of the merger consideration to be received by holders of our common shares in the merger. The full text of Lehman Brothers’ written opinion, dated April 15, 2007, is attached to this proxy statement as Exhibit B. The full text of UBS’ written opinion, dated April 15, 2007, is attached to this proxy statement as Exhibit C. We encourage you to carefully read the Lehman Brothers and UBS opinions in their entirety for a description of the procedures followed, assumptions made, matters considered and limitations on the review undertaken by Lehman Brothers and UBS, respectively. The Lehman Brothers and UBS opinions were provided to our board of trustees in connection with its evaluation of the consideration to be paid in the merger, do not address any other aspect of the merger and do not constitute a recommendation to any holder of the Company’s common shares as to how such shareholder should vote or act with respect to any matters relating to the merger. See “The Merger —Opinion of Lehman Brothers Inc.” beginning on page [__],“The Merger — Opinion of UBS Securities LLC” beginning on page [__] and Exhibits B and C.

Financing — See page [__]

     Grand Prix Holdings has represented to us in the merger agreement that subject to the conditions of the financing commitments, and subject to the terms and conditions of the merger agreement, the aggregate proceeds contemplated by the financing commitments will be sufficient for Grand Prix Holdings and Merger Entity to consummate the merger and the other transactions contemplated by the merger agreement upon the terms contemplated thereby, and to pay all related fees and expenses for which Grand Prix Holdings and Merger Entity will be responsible in connection therewith. Funding of the equity and debt financing is subject to the satisfaction of the conditions set forth in the commitment letters under which the financing will be provided. See “The Merger—Financing” beginning on page [___]. The following arrangements are in place for the financing:

     Equity Financing. Grand Prix Holdings has received an equity commitment letter from Apollo, pursuant to which, and subject to the conditions contained therein, Apollo has agreed to contribute $200 million to Grand Prix Holdings, which will constitute the equity portion of the financing for the merger and the other transactions contemplated by the merger agreement.

     Debt Financing. Grand Prix Holdings and Apollo have received a debt commitment letter, dated as of April 13, 2007, from Lehman Brothers Holdings Inc. (the “Lender”) to provide the following, subject to the conditions set forth therein:

•	to one or more subsidiaries owned and controlled, directly or indirectly, by Grand Prix Holdings, mortgage loan financing consisting of two components: a floating rate component in the amount up to $315,067,681, and a fixed rate component in the amount up to $871,590,734), which amounts are subject to reduction in connection with the origination by the Lender of any portion of the term loan facility described below, for the purpose of financing the merger and the other transactions contemplated by the merger agreement, repaying certain existing indebtedness of the Company and its subsidiaries, paying fees and expenses incurred in connection with the merger and the other transactions contemplated by the merger agreement and for providing ongoing working capital and for other general corporate purposes of the surviving entity and its subsidiaries. At the Lender’s discretion a portion of the mortgage loan financing may be structured as mezzanine debt financing;

•	to one or more subsidiaries owned and controlled, directly or indirectly, by Grand Prix Holdings, up to $1,186,658,415 of a term loan facility, which amount is subject to reduction by the actual amount funded by Lender under the mortgage loan financing or mezzanine debt financing described above, secured by a first mortgage lien on the properties included in such term loan facility, for the purpose of financing the merger and the other transactions contemplated by the merger agreement and paying fees and expenses incurred in connection therewith; and

•	to a subsidiary owned and controlled, directly or indirectly by Grand Prix Holdings up to $21,300,000 for the purpose of financing the merger and the other transactions contemplated by the merger agreement and paying fees and expenses incurred in connection therewith.

Limited Guarantee — See page [__]

     Concurrently with the execution of the merger agreement, Apollo delivered to us a limited guarantee, pursuant to which, among other things, Apollo is providing us with a limited guarantee of the payment and performance of Grand Prix Holdings’ payment obligation with respect to the financing-related reverse break-up fee, the non-financing-related reverse break-up fee and Grand Prix Holdings’ other payment obligations in connection with a termination of the merger agreement, up to a maximum amount of $50 million. The limited guarantee is our and our affiliates’ sole and exclusive recourse against Apollo in respect of any liabilities or obligations arising under, or in connection with, the merger agreement or the transactions contemplated thereby. See “The Merger —Limited Guarantee” beginning on page [__].

Liability Cap — See page [__]

     If Grand Prix Holdings and Merger Entity fail to consummate the merger, then our sole and exclusive remedy against Grand Prix Holdings, Merger Entity and Apollo and their respective representatives and affiliates for any breach, loss or damage is the termination of the merger agreement and receipt of payment of an amount up to $50 million.

Interests of Our Trustees and Executive Officers in the Merger — See page [__]

     Some of our trustees and executive officers have interests in the merger that differ from, or are in addition to (and therefore may conflict with), your interests as a shareholder. Our board of trustees was aware of these interests and considered them in approving the merger, the merger agreement and the other transactions contemplated by the merger agreement. These interests include the following:

•	certain of our executive officers will receive change in control payments pursuant to their existing employment agreements, severance agreements or other arrangements with the Company if their employment is terminated under specified circumstances after the merger;

•	certain of our executive officers and trustees hold options to purchase our common shares that will be cancelled and entitle them to additional payments at the effective time of the merger;

•	certain of our executive officers hold restricted shares and performance awards that may result in the issuance of our common shares or cash equivalents, as to which the restrictions will lapse and the performance objectives will be deemed achieved at the effective time of the merger and the restricted shares and performance shares will be treated in the same manner as our common shares;

•	our board of trustees and executive officers are entitled, under certain circumstances, to indemnification by the surviving entity; and

•	an officer and member of our board of trustees is the sole shareholder of Innkeepers Hospitality Management Inc. (“IHM”), the company that manages all but one of our hotel properties, and he has entered into an agreement to sell his entire equity interest in IHM to Merger Entity in connection with the merger.

Shares Owned by Our Trustees and Executive Officers — See page [__]

     As of [_______], 2007, our trustees and executive officers beneficially owned [______] common shares (excluding [_____] options exercisable within 60 days) entitled to vote at the special meeting, representing approximately [__]% of our total voting power outstanding on that date and approximately [__]% of our total voting power outstanding on that date assuming the exercise of all options exercisable within 60 days, in each case excluding any common limited partnership units in the Partnership owned by them.

No Dissenters’ Rights – See page [___]

     Under Maryland law, because our common shares were listed on the NYSE on the record date for determining those common shareholders entitled to notice of, and to vote at, the special meeting, appraisal or dissenters’ rights are not available to holders of our common shares in connection with the merger and the other transactions contemplated by the merger agreement. In addition, under Maryland law, the holders of our Series C Preferred shares do not have appraisal or dissenters’ rights in connection with the merger and the other transactions contemplated by the merger agreement.

Delisting and Deregistration of Our Common Shares and Series C Preferred Shares — See page [__]

     If the merger is completed, our common shares will no longer be traded on the NYSE and will be deregistered under the Securities and Exchange Act of 1934, as amended (referred to in this proxy statement as the “Exchange Act”). We also expect our Series C Preferred shares to be delisted from the NYSE and deregistered under the Exchange Act. As a result, we expect that we will cease to be subject to the reporting obligations under the Exchange Act.

Market Price and Dividend Data — See page [__]

     Our common shares are listed on the NYSE under the symbol “KPA.” On April 13, 2007, the last full trading day prior to the time of the public announcement of the merger agreement, our common shares closed at $16.45 per share. The $17.75 cash per share merger consideration represents an approximate 8% premium over the closing price of our common shares on April 13, 2007. On [______], 2007, the latest practicable trading day prior to the printing of this proxy statement, our common shares closed at $[____] per share.

Prohibition Against Solicitation — See page [__]

     The merger agreement restricts our ability to, among other things, initiate, solicit or knowingly encourage or engage in any discussions or negotiations with a third party regarding specified transactions involving the Company or its subsidiaries and our board of trustees’ ability to change or withdraw its recommendation of the merger agreement. Notwithstanding these restrictions, under certain circumstances specified in the merger agreement, we may respond to a written “Acquisition Proposal” or terminate the merger agreement and enter into an agreement with respect to a “Superior Proposal,” as each term is defined in the section entitled “The Merger Agreement — No Solicitation” beginning on page [__], so long as we comply with the merger agreement. Our board of trustees may also change its recommendation to our shareholders with regard to the merger if it concludes in good faith, after consultation with outside counsel, that it must do so to comply with its duties to our shareholders under applicable law.

Termination Rights Under the Merger Agreement — See page [__]

     The merger agreement may be terminated prior to the effective time of the merger, whether before or after the required common shareholder approval for the merger, the merger agreement and the other transactions contemplated by the merger agreement is obtained:

•	by mutual written consent of us and Grand Prix Holdings;

•	by either party, upon a breach of any representation, warranty, covenant or agreement of the other party set forth in the merger agreement, or if any representation or warranty of the other party has become untrue, in either case such that one of the related conditions to the obligations of such other party to close the merger would be incapable of being satisfied by December 28, 2007;

•	by either party, if any judgment, injunction, order, decree or action by any governmental entity of competent authority preventing the consummation of the merger has become final and non-appealable;

•	by either party, if the merger has not been consummated on or before December 28, 2007, unless the failure of the closing to occur by such date is due to the failure of the party seeking to terminate the merger agreement to perform or comply in all material respects with the covenants and agreements of such party hereto set forth in the merger agreement;

•	by either party, if, upon a vote at the special meeting, our common shareholders do not vote to approve the merger;

•	by us, at any time prior to receipt of our common shareholders’ approval of the merger, if our board of trustees authorizes us, subject to complying with the terms of the merger agreement as discussed in the section captioned “The Merger Agreement — Recommendation Withdrawal/Termination in Connection with a Superior Proposal” on page [__], to enter into a binding written agreement concerning a Superior Proposal, provided that for the termination to be effective, we must pay a break-up fee of $17 million; or

•	by Grand Prix Holdings, if:

	o	our board of trustees has changed its recommendation regarding the merger, the merger agreement and the other transactions contemplated by the merger agreement;

	o	we or our board of trustees (or any committee thereof) (A) approve, adopt or recommend any Acquisition Proposal or (B) approve or recommend, or enter into, or allow us, the Partnership, Innkeepers Financial or any of our subsidiaries to enter into, a written letter of intent, agreement in principle or definitive agreement for an Acquisition Proposal;

	o	within five business days of a written request by Grand Prix Holdings (which request shall not be made on more then three occasions) for us to affirm our board of trustees’ recommendation that our common shareholders vote to approve the merger, the merger agreement and the other transactions contemplated by the merger agreement following the date any Acquisition Proposal or any material modification thereto is first published or sent or given to our shareholders, we fail to issue a press release that reaffirms such recommendation;

	o	we, the Partnership or Innkeepers Financial breach our obligation to call the special meeting under the merger agreement or knowingly breach any of our obligations under the no solicitation provisions of the merger agreement;

	o	we fail to include in this proxy statement our board of trustees’ recommendation that our common shareholders vote to approve the merger, the merger agreement and the other transactions contemplated by the merger agreement; or

o	we or our board of trustees (or any committee thereof) authorizes or publicly proposes any of the above.

Payment of Break-up Fees and Expenses — See page [__]

     If we terminate the merger agreement, or the merger agreement is terminated by Grand Prix Holdings under certain circumstances, we must pay a break-up fee of $17 million to Grand Prix Holdings. Under certain circumstances related to failure of Grand Prix Holdings to obtain financing for the transaction, Grand Prix Holdings must pay us a financing-related reverse break-up fee of $25 million, and under certain circumstances related to the intentional breach of the merger agreement by Grand Prix Holdings or Merger Entity, Grand Prix Holdings must pay us a non-financing-related reverse break-up fee of $50 million.

     We have agreed to reimburse Grand Prix Holdings’ reasonable and documented expenses incurred in connection with the merger agreement, up to a limit of $10 million, if the merger agreement is terminated because our common shareholders fail to approve the transaction or under certain circumstances related to our breach of the merger agreement. In addition, in the event of any termination of the merger agreement without fault by Grand Prix Holdings, all application fees paid by Grand Prix Holdings to franchisors in respect of the Company’s hotel franchise agreements will be reimbursed by the Company.

Material Federal Income Tax Consequences of the Merger — See page [__]

     The receipt of the merger consideration in exchange for your common shares will be a fully taxable transaction for federal income tax purposes. If you are a U.S. taxpayer, for federal income tax purposes your receipt of the merger consideration will be treated as a taxable sale of our common shares held by you. In general, on each of our common shares owned by you, you will recognize gain or loss as a result of your receipt of the merger consideration equal to the difference between (i) the merger consideration per share of our common shares exchanged in the merger and (ii) your adjusted tax basis in that share. In addition, because the merger may be a taxable transaction to non-U.S. shareholders, we intend to withhold a portion of the merger consideration that is payable to non-U.S. shareholders and, under certain circumstances, we may be required to withhold a portion of the merger consideration of U.S. shareholders under applicable tax laws. A non-U.S. shareholder is urged to consider selling his, her or its common shares prior to the merger in order to be subject to generally more favorable provisions that govern the federal income tax consequences of a sale of REIT shares rather than the generally less favorable provisions that apply to distributions by REITs. Your tax consequences will depend on your particular situation. You are urged to consult your own tax advisor for a full understanding of the tax consequences of the merger and the other transactions contemplated by the merger agreement to you.

Regulatory Approvals — See page [__]

     No material federal or state regulatory approvals are required to be obtained by us or the other parties to the merger agreement in connection with the merger.

Who Can Answer Other Questions – See page [___]

     We have selected MacKenzie Partners, Inc. as our proxy solicitor. If you have further questions, require assistance voting your common shares or need additional copies of proxy materials, you may contact our proxy solicitor at 1-800-322-2885 (toll free) or by email at proxy@mackenziepartners.com. Banks and brokers should call collect at 212-929-5500.

QUESTIONS AND ANSWERS ABOUT THE MERGER

Q. What am I being asked to vote on?

A: Holders of our common shares are being asked to vote to approve the merger of Innkeepers USA Trust with and into Grand Prix Acquisition Trust, the merger agreement and the other transactions contemplated by the merger agreement. Holders of our common shares are also being asked to approve any adjournments or postponements of the special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies.

Q. Who is entitled to notice of, and to vote at, the special meeting?

A: We have set the close of business on [______], 2007 for determining those common shareholders of record who are entitled to notice of, and to vote at, the special meeting. In accordance with our declaration of trust, as amended, and applicable law, holders of our Series C Preferred shares are entitled to notice of, but are not entitled to vote, at the special meeting.

Q. When and where is the special meeting?

A: The special meeting of our common shareholders will be held on [_____], 2007 at [_____] local time. The special meeting will take place at [______________].

Q. How many common shareholders have to be present at the meeting in order to conduct a vote?

A: The presence at the special meeting, in person or by proxy, of the holders of a majority of the aggregate number of our common shares outstanding and entitled to vote on the record date will constitute a quorum, allowing us to conduct the business of the special meeting. If you fail to authorize a proxy by mail, telephone or the Internet, fail to vote at the special meeting or fail to instruct your broker or nominee how to vote, your common shares will not be counted for purposes of determining whether a quorum exists at the special meeting. However, common shares represented by proxies reflecting abstentions and properly executed broker non-votes will be counted for purposes of determining whether a quorum exists at the special meeting, but will have the effect of votes against the approval of the merger, the merger agreement and the other transactions contemplated by the merger agreement. If we have not received sufficient proxies to constitute a quorum or sufficient votes for approval of the merger, the merger agreement and the other transactions contemplated by the merger agreement at the special meeting of our common shareholders, the special meeting may be adjourned for the purpose of soliciting additional proxies. As of the record date, we had [________] issued and outstanding common shares.

Q. What vote is required to approve the merger, the merger agreement and the other transactions contemplated by the merger agreement?

A: Approval of the merger, the merger agreement and the other transactions contemplated by the merger agreement requires the affirmative vote of holders of our outstanding common shares entitled to cast a majority of the votes that are entitled to be cast on the matter at the special meeting. Thus, every vote is important. We urge you, at your earliest convenience, to complete, execute and return the enclosed proxy card or authorize a proxy by using the Internet or by calling the toll-free number on the proxy card to assure the representation of your common shares at the special meeting. The merger, the merger agreement and the other transactions contemplated by the merger agreement do not require the approval of any holders of limited partner units in the Partnership (other than from Innkeepers Financial in its capacity as general partner of the Partnership), or the approval of any holders of our Series C Preferred shares.

Q. What vote is required to approve the proposal to adjourn the special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies?

A: The proposal to adjourn the special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies requires the affirmative vote of a majority of our outstanding common shares present or represented by proxy at the special meeting and entitled to vote on the matter.

Q. Have any shareholders already agreed to approve the merger?

A: No. There are no agreements between Grand Prix Holdings or any of its affiliates and any of our shareholders in which any of our shareholders has agreed to vote in favor of approval of the merger, the merger agreement and the other transactions contemplated by the merger agreement.

Q. What is the premium to the market price of our common shares offered in the merger?

A: The $17.75 cash per share merger consideration represents an approximate 8% premium over the closing price of our common shares on April 13, 2007, the last full trading day prior to the public announcement of the signing of the merger agreement, and an approximate 9% premium over the average closing price of our common shares for the 90 trading days prior to April 13, 2007.

Q. When do you expect to complete the merger?

A: A special meeting of our common shareholders is scheduled to be held on [_______], 2007 pursuant to the terms of the merger agreement for purposes of the consideration and approval of the merger, the merger agreement and the other transactions contemplated by the merger agreement. Because a vote of our common shareholders is only one of the conditions to the completion of the merger and the other transactions contemplated by the merger agreement, we can give you no assurance as to when or whether the merger will occur, but we expect to close the merger in the second quarter of 2007 and no later than the third business day after such other conditions to closing of the merger and the other transactions contemplated by the merger agreement are satisfied or waived (but in no event before June 29, 2007 without the consent of Grand Prix Holdings and Merger Entity). For more information, see “The Merger Agreement — Conditions to the Merger” on page [__].

Q. What rights do I have if I oppose the merger?

A: You can vote against the merger by indicating a vote against the proposal on your proxy card and signing and mailing your proxy card, by instructing a proxy to vote against the merger via the Internet or by calling the toll-free number on the proxy card or by voting against the merger in person at the special meeting. You are not, however, entitled to dissenters’ or appraisal rights under Maryland law in connection with the merger and the other transactions contemplated by the merger agreement.

Q. What happens if I sell my common shares before the special meeting?

A: The record date for the special meeting, the close of business on [_______], 2007, is earlier than the date of the special meeting. If you held your common shares on the record date but transferred them prior to the effective time of the merger, you will retain your right to vote at the special meeting, but not the right to receive the merger consideration. The right to receive the merger consideration will pass to the person who owns your common shares at the effective time of the merger.

Q. How do I vote?

A: If you complete and properly sign the proxy card attached to this proxy statement and return it to us prior to the special meeting, or if you properly authorize a proxy by phone or the Internet, your common shares will be voted as you direct. If you are the holder of record of our common shares and attend the special meeting, you may deliver your completed proxy card or vote in person. “Street name” shareholders (who hold their shares through a broker or other nominee) who wish to vote at the special meeting will need to obtain a proxy form from the institution that holds their common shares. If you sign and return your proxy card and fail to indicate your vote on your proxy, your common shares will be voted “FOR” the merger, the merger agreement and the other transactions contemplated by them merger agreement and “FOR” the proposal to adjourn the special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies.

The effect of your action will be the same as a vote against the merger agreement, the merger and the other transactions contemplated by the merger agreement, if you:

•	fail to:

	•	return your proxy card;

	•	authorize a proxy by using the Internet or a toll-free telephone number; or

	•	vote in person at the special meeting;

•	mark your proxy card “abstain”; or

•	fail to instruct your broker or nominee how to vote your common shares.

Q. If my common shares are held for me by my broker, will my broker vote my common shares for me?

A: If you hold your common shares in “street name” through a broker or other nominee, your broker or nominee will not vote your common shares unless you provide instructions on how to vote. You should instruct your broker or nominee how to vote your common shares by following the directions your broker or nominee will provide to you. If you do not provide instructions to your broker or nominee, your common shares will not be voted and this will have the same effect as a vote against the proposal to approve the merger, the merger agreement and the other transactions contemplated by the merger agreement.

Q. May I change my vote after I have mailed my signed proxy card or authorized a proxy by telephone or on the Internet?

A: Yes. You may change your vote by delivering to our Secretary, before the special meeting, a later dated, signed proxy card or a written revocation of your proxy, by using the toll-free telephone number or Internet or by attending the special meeting and voting in person. The powers of the proxy holders will be revoked with respect to your proxy if you attend the special meeting in person and so request; your attendance at the special meeting, however, will not, by itself, revoke your proxy. If you have instructed a broker or nominee to vote your common shares, you must follow the directions received from your broker or nominee to change those instructions. Also, if you elect to vote in person at the special meeting and your common shares are held in “street name” through a broker or nominee, you must bring to the special meeting a legal proxy from the broker or nominee authorizing you to vote your common shares.

Q. What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold our common shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold common shares. If you are a holder of record with common shares registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive. You may also follow the instructions on the proxy cards for telephonic or Internet proxy authorization for each proxy card that you receive.

Q. What will happen to my common shares after completion of the merger?

A: Following the completion of the merger, your common shares will be cancelled and will represent only the right to receive your portion of the merger consideration. Trading in our common shares on the NYSE will cease. Price quotations for our common shares will no longer be available and we will cease filing periodic reports with the Securities and Exchange Commission (the “SEC”).

Q. What will happen to the Series C Preferred shares after completion of the merger?

A: Each of our Series C Preferred shares that is issued and outstanding immediately prior to the effective time of the merger will automatically be converted into a Series C Preferred share of the surviving entity, having preferences, rights, voting powers and restrictions identical to the Series C Preferred shares, following completion of the merger and the other transactions contemplated by the merger agreement. Prior to the effective time of the merger, the parties to the merger agreement are obligated to use their reasonable best efforts to cause our common and Series C Preferred shares to be delisted from the NYSE and deregistered under the Exchange Act following the completion of the merger and the other transactions contemplated by the merger agreement, so that they will no longer be publicly traded. As a result, we expect that we will cease to be subject to the reporting obligations under the Exchange Act.

Q. Should I send my share certificates now?

A: No. After the merger is completed, a paying agent will send you a letter of transmittal describing how you may exchange your share certificates for the merger consideration. At that time, you must send in your share certificates or execute an appropriate instrument of transfer of your common shares, as applicable, with your completed letter of transmittal to the paying agent to receive the merger consideration. If you do not hold physical certificates, your broker or nominee will surrender your shares following completion of the merger.

Q. What do I need to do now?

A: This proxy statement contains important information regarding the merger and the other transactions contemplated by the merger agreement, as well as information about us and the other parties to the merger agreement. It also contains important information about the factors our board of trustees considered in approving the merger. We urge to you read this proxy statement carefully, including the exhibits. You may also want to review the documents referenced in the section captioned “Where You Can Find Additional Information” on page [__].

Q. Where can I find more information about Innkeepers USA Trust?

A: We file annual and periodic reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy this information at the SEC’s public reference facilities. You may call the SEC at 1-800-SEC-0330 for information about these facilities. This information is also available at the Internet site the SEC maintains at www.sec.gov, the offices of the NYSE and on our website at www.innkeepersusa.com. Information contained on our website is not part of, or incorporated in, this proxy statement. You can also request copies of these documents from us. See the section captioned “Where You Can Find Additional Information” on page [__].

Q. How does the board of trustees of the Company recommend that I vote?

A: Our board of trustees recommends that you vote “FOR” the approval of the merger, the merger agreement and the other transactions contemplated by the merger agreement and “FOR” the proposal to adjourn the special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies and such recommendation is set forth, together with the description of the proposal, in this proxy statement. See the section captioned “The Merger — Recommendation of Our Board of Trustees” on page [__].

Q. How will proxy holders vote my common shares?

A: If you properly complete and sign the proxy card attached to this proxy statement and return it to us prior to the special meeting, or if you properly authorize a proxy by phone or the Internet, your common shares will be voted as you direct. If no direction is otherwise made, your common shares will be voted “FOR” approval of the merger, the merger agreement and the other transactions contemplated by the merger agreement and “FOR” the proposal to adjourn the special meeting for the purpose of soliciting additional proxies in accordance with our board of trustees’ recommendations. However, as described above, if you hold your common shares in “street name” through a broker or other nominee, your broker or nominee will not vote your common shares unless you provide instructions on how to vote.

Q. Who will solicit and pay the cost of soliciting proxies?

A: Our board of trustees is soliciting your proxy. We will bear the cost of soliciting proxies. In addition to solicitation by mail and without additional compensation for such services, proxies may be solicited personally, or by telephone or telecopy, by our officers or employees. We will pay approximately $[_____] (plus reimbursement of reasonable out-of-pocket expenses) to [______], our proxy solicitor. We will also request that banking institutions, brokerage firms, custodians, trustees, nominees, fiduciaries and other like parties forward the solicitation materials to the beneficial owners of common shares held of record by such person, and we will, upon request of such record holders, reimburse forwarding charges and out-of-pocket expenses.

Q. Whom can I call with questions?

A: We have selected MacKenzie Partners, Inc. as our proxy solicitor. If you have further questions, require assistance voting your common shares or need additional copies of proxy materials, you may contact our proxy solicitor by telephone at 1-800-322-2885 (toll free) or by email at proxy@mackenziepartners.com. Banks and brokers should call collect at 1-212-929-5500.

FORWARD-LOOKING STATEMENTS

     This proxy statement (including information incorporated by reference) contains certain forward-looking statements, including statements relating to our financial condition, results of operations, plans, objectives, future performance and businesses, as well as information relating to the merger, the merger agreement and the other transactions contemplated by the merger agreement, including statements concerning the expected closing of the merger, the conduct of our business if the merger is not completed and tax consequences of the merger. The Private Securities Litigation Reform Act of 1995 provides safe harbor provisions for forward-looking information. These forward-looking statements are based on current expectations, beliefs, assumptions, estimates and projections about the industry and markets in which we operate. Words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” and variations of such words and similar words also identify forward-looking statements. We may also provide oral or written forward-looking information in other materials released by us to the public.

     You should not rely on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control. Although we believe that the expectations reflected in any forward-looking statements that we made are based upon reasonable assumptions, these risks, uncertainties and other factors may cause our actual results, performance or achievements to differ materially from anticipated future results, or the performance or achievements expressed or implied by such forward-looking statements. Accordingly, there can be no assurance that these expectations will be realized. You should note that the description of the opinion of Lehman Brothers set forth under the section captioned “The Merger — Opinion of Lehman Brothers Inc.” on page [__] and the description of the opinion of UBS set forth under the section captioned “The Merger — Opinion of UBS Securities LLC” on page [__] contain many forward-looking statements that describe beliefs, assumptions and estimates of our management and public sources as of the indicated dates and those forward-looking statements may have changed as of the date of this proxy statement. As a result, our actual results could materially differ from those set forth in the forward-looking statements. Factors that might cause such a difference include, but are not limited to:

•	the satisfaction of the conditions to closing of the merger, including the approval of our common shareholders;

•	potential or actual litigation challenging the merger;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement;

•	the failure by Grand Prix Holdings to obtain the necessary debt financing arrangements set forth in the debt commitment letter received in connection with the merger and the other transactions contemplated by the merger agreement;

•	the failure of the merger and the other transactions contemplated by the merger agreement to close for any other reason;

•	risks that the merger and the other transactions contemplated by the merger agreement divert the attention of our employees;

•	the significant restrictions on our business activities, including our ability to pay dividends, imposed by the merger agreement;

•	the effect of the announcement of the merger and the other transactions contemplated by the merger agreement on our stock price, customer relationships, operating results and business generally;

•	interest rate fluctuations;

•	competition for guests and acquisitions from others, many of whom may have greater financial resources than we do;

•	changes in federal income tax laws and regulations;

•	any changes in our capacity to acquire additional hotel properties and any changes in our financial condition or operating results due to the acquisition of additional hotel properties;

•	unanticipated increases in rental expenses due to factors such as casualties to the Company’s hotel properties or adverse weather conditions in the geographic locations of the Company’s hotel properties;

•	local economic and business conditions, including, without limitation, conditions that may affect public securities markets generally, the real estate investment trust industry, or the markets in which our hotel properties are located; and

•	the occurrence of a material adverse change in the business, assets, properties, results of operations or financial condition of the Company and our subsidiaries, taken as a whole.

     You should carefully review all of these factors, and you should be aware that there may be other factors that could cause such differences. We caution you not to place undue reliance on any forward-looking statements. We undertake no obligation to update or revise forward-looking statements in this proxy statement (including information incorporated by reference) to reflect changes in underlying assumptions or factors, new information, future events or otherwise. Any forward-looking statements speak only as of the date that they are made.

SPECIAL MEETING

     Date, Time, Place and Purpose of the Special Meeting. A special meeting of our common shareholders will be held on [_____], 2007, at the offices of [_______] at [_____] local time. The purpose of the meeting will be to act upon the proposal to approve the merger of the Company with and into Merger Entity pursuant to the merger agreement, the merger agreement and the other transactions contemplated by the merger agreement, and to approve the adjournment of the special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies.

     Our board of trustees recommends that holders of our common shares vote “FOR” the approval of the merger, the merger agreement and the other transactions contemplated by the merger agreement and “FOR” the proposal to adjourn the special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies. At a meeting held on April 15, 2007, our board of trustees determined that the merger was fair to, advisable and in the best interests of the Company and our shareholders. At the April 15, 2007 meeting, our board of trustees approved the merger, the merger agreement and the other transactions contemplated by the merger agreement, and voted to recommend that holders of our common shares vote “FOR” the approval of the merger, the merger agreement and the other transactions contemplated by the merger agreement and “FOR” the proposal to adjourn the special meeting for the purpose of soliciting additional proxies.

     Other Matters. Pursuant to our bylaws, no other business is permitted to be transacted at the special meeting of our common shareholders. We currently know of no other business that will be presented for consideration at the special meeting.

     Shares Entitled to Vote. Only holders of record of our common shares at the close of business on [_____], 2007 (the record date for the special meeting) are entitled to vote at the special meeting or any postponements or adjournments of the special meeting. In accordance with our declaration of trust, as amended, and applicable law, holders of our Series C Preferred shares are entitled to notice of, but are not entitled to vote at, the special meeting. As of the record date, there were [_______] common shares outstanding. Each common share entitles its holder to one vote.

     Vote Required; Quorum. The proposal to approve the merger, the merger agreement and the other transactions contemplated by the merger agreement requires the affirmative vote of the holders of our outstanding common shares entitled to cast a majority of the votes that are entitled to be cast on the matter. The presence at the special meeting, in person or by proxy, of the holders as of the close of business on the record date of a majority of the aggregate number of our common shares outstanding and entitled to vote will constitute a quorum, allowing us to conduct the business of the special meeting. Approval of the proposal to adjourn the special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies requires the affirmative vote of the holders of at least a majority of our common shares present in person or represented by proxy at the special meeting and entitled to vote on the matter, whether or not a quorum is present. Each of our common shares is entitled to one vote. If you fail to submit a proxy by mail, telephone or the Internet, fail to vote at the special meeting or fail to instruct your broker or nominee how to vote, your common shares will not be counted for purposes of determining whether a quorum exists at the special meeting. However, common shares represented by proxies reflecting abstentions and properly executed broker non-votes will be counted for purposes of determining whether a quorum exists at the special meeting.

     No Dissenters’ Rights. Under Maryland law, because our common shares were listed on the NYSE on the record date for determining those common shareholders entitled to notice of, and to vote at, the special meeting, appraisal or dissenters’ rights are not available to holders of our common shares in connection with the merger and the other transactions contemplated by the merger agreement. In addition, under Maryland law, the holders of our Series C Preferred shares do not have appraisal or dissenters’ rights in connection with the merger and the other transactions contemplated by the merger agreement.

     Voting; Voting by Proxy. If you complete and properly sign the proxy card attached to this proxy statement and return it to us prior to the special meeting, or if you properly give a proxy authorization by phone or the Internet, your common shares will be voted as you direct. If you are a registered common shareholder and attend the special meeting, you may deliver your completed proxy card or vote in person. “Street name” common shareholders (who hold their common shares through a broker or other nominee) who wish to vote at the special meeting will need to obtain a proxy form from the institution that holds their common shares. If you sign and return your proxy card and fail to indicate your vote on your proxy, your common shares will be voted “FOR” the merger, the merger agreement and the other transactions contemplated by the merger agreement and “FOR” the proposal to adjourn the special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies.

     Your action will have the same effect as voting against the merger if you:

•	fail to:

	•	return your proxy card;

	•	authorize a proxy by using the Internet or a toll-free telephone number; or

	•	vote in person at the special meeting;

•	mark your proxy card “abstain;” or

•	fail to instruct your broker or nominee how to vote your common shares.

     Revocability of Proxy. You may change your vote by delivering a later dated, signed proxy card or a written revocation of your proxy to our Secretary, Mark A. Murphy, at 340 Royal Poinciana Way, Suite 306, Palm Beach, Florida 33480, before the special meeting, by using a toll-free number or the Internet or by attending the special meeting and voting in person. In addition, the powers of the proxy holders will be revoked with respect to your proxy if you attend the special meeting in person and notify the chairman of the meeting that you would like your proxy revoked. Attendance at the special meeting will not by itself revoke a previously granted proxy. If you have instructed a broker or nominee to vote your common shares, you must follow the directions received from your broker or nominee to change those instructions. Also, if you elect to vote in person at the special meeting and your common shares are held by a broker or nominee, you must bring to the special meeting a legal proxy from the broker or nominee authorizing you to vote your common shares.

     Abstentions and Broker Non-Votes. If you hold your common shares in “street name” through a broker or other nominee, your broker or nominee will not vote your common shares unless you provide instructions to your broker or nominee how to vote your common shares. You should instruct your broker or nominee how to vote your common shares by following the directions provided by your broker or nominee.

     Solicitation of Proxies. Our board of trustees is soliciting proxies. We will bear the cost of soliciting proxies. In addition to solicitation by mail and without additional compensation for such services, proxies may be solicited personally, or by telephone or telecopy, by our trustees, officers or employees. We have selected MacKenzie Partners, Inc. as our proxy solicitor. We will pay our proxy solicitor approximately $12,500 (plus reimbursement of reasonable out-of-pocket expenses). We will also request that banking institutions, brokerage firms, custodians, trustees, nominees, fiduciaries and other like parties forward the solicitation materials to the beneficial owners of common shares held of record by such person, and we will, upon request of such record holders, reimburse them for their forwarding charges and out-of-pocket expenses.

     Questions and Additional Information. If you have questions, require assistance in voting your common shares or need additional copies of proxy materials, you may contact our proxy solicitor, MacKenzie Partners, Inc., toll-free at 1-800-322-2885 or by email at proxy@mackenziepartners.com. Banks and brokers should call collect at 212-929-5500.

     Adjournments. Although we do not expect to do so, if we have not received sufficient proxies to constitute a quorum or sufficient votes for approval of the merger, the merger agreement and the other transactions contemplated by the merger agreement at the special meeting of our common shareholders, the special meeting may be adjourned for the purpose of soliciting additional proxies.

PROPOSAL NO. 1:
APPROVAL OF THE MERGER, THE MERGER AGREEMENT AND
THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT

THE PARTIES

Innkeepers USA Trust

     We are a self-administered and self-managed REIT organized under Maryland law in 1994. At December 31, 2006, we owned 75 hotels with an aggregate of 9,904 rooms/suites through its partnership interests in Innkeepers USA Limited Partnership, and a 49% interest in one hotel with 355 rooms in an unconsolidated entity. We have a series of indirect, wholly-owned taxable REIT subsidiaries that lease the hotels from the Partnership. Our primary focus is acquiring or developing premium-branded upscale extended-stay, mid-priced limited service, and select-service hotels, the core of our portfolio; selected all-suite, or full-service hotels; and turn-around opportunities for hotels that operate under or can be converted to the industry’s leading brands. We are listed on the NYSE under the symbol “KPA.” Our headquarters is located at 340 Royal Poinciana Way, Suite 306, Palm Beach, Florida 33480, and our telephone number is (561) 835-1800.

Innkeepers USA Limited Partnership and Innkeepers Financial Corporation

     Innkeepers USA Limited Partnership is the entity through which we conduct substantially all of our business and own, either directly or indirectly through subsidiaries, substantially all of our assets. As of the date of this proxy statement, our wholly-owned subsidiary, Innkeepers Financial Corporation, is the general partner of, and owns an approximate 98.6% partnership interest in, the Partnership.

     Innkeepers Financial Corporation is the entity through which we own a 98.6% interest in the Partnership.

Grand Prix Holdings LLC and Grand Prix Acquisition Trust

     Grand Prix Holdings LLC is a recently formed Delaware limited liability company controlled by Apollo. Grand Prix Holdings LLC is the sole shareholder of Grand Prix Acquisition Trust. Apollo is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Apollo’s investment portfolio is principally in middle-market private companies. Apollo invests primarily in mezzanine loans and senior secured loans in furtherance of its business plan and also invests in the equity of portfolio companies. Apollo is managed by Apollo Investment Management, L.P., an affiliate of Apollo Management, L.P., a leading private equity investor.

     Grand Prix Acquisition Trust is a recently formed Maryland REIT and the entity into which we will merge pursuant to the terms of the merger agreement, with Grand Prix Acquisition Trust as the surviving entity.

     The principal executive offices of Grand Prix Holdings LLC and Grand Prix Acquisition Trust are located at 9 West 57th Street, New York, New York 10019. Their telephone number is (212) 515-3450.

THE MERGER

The Merger of Innkeepers USA Trust into Grand Prix Acquisition Trust

     The merger agreement provides for our merger with and into Merger Entity. Merger Entity will be the surviving entity in the merger. The merger will close when the articles of merger have been accepted for record by the State Department of Assessments and Taxation of the State of Maryland (the “Maryland Department”) in accordance with Maryland law or at such later time as we and Grand Prix Holdings may agree and designate in the articles of merger in accordance with Maryland law (but not later than 30 days after such articles are accepted for record by the Maryland Department). We expect the merger to occur as soon as practicable after our common shareholders approve the merger, the merger agreement and the other transactions contemplated by the merger agreement and all other conditions to closing under the merger agreement have been satisfied or waived, but no later than the third business day after such other conditions to closing of the merger and the other transactions contemplated by the merger agreement are satisfied or waived (but in no event before June 29, 2007 without the consent of Grand Prix Holdings and Merger Entity).

     As of the effective time of the merger, holders of our common shares will have no further ownership interest in the surviving entity. Instead, each common share (including restricted common shares) outstanding immediately prior to the effective time of the merger will be converted into the right to receive $17.75 in cash per share, without interest and less any applicable withholding tax.

     As of the effective time of the merger, all of our outstanding common share options, whether or not vested, will be cancelled and, in full settlement of these options, Grand Prix Holdings will pay each option holder an amount in cash equal to $17.75 less the exercise price per share, multiplied by the number of common shares underlying those options that remain subject to exercise (without any interest). All payments will be made net of any taxes required to be withheld by us or Grand Prix Holdings.

     As of the effective time of the merger, all of our performance awards will vest and (i) our common shares underlying performance awards redeemable for our common shares will be converted into the right to receive $17.75 in cash per share, without interest and (ii) all performance awards redeemable for cash will be converted into a right to receive an amount in cash equal to $17.75 multiplied by the number of common shares subject to such cash performance award (without any interest and less any applicable withholding tax). All payments will be made net of any taxes required to be withheld by us, Grand Prix Holdings or the surviving entity.

     The merger consideration to be received by the holders of our common shares is described in more detail in the section captioned “The Merger Agreement — Merger Consideration to be Received by Holders of Our Common Shares” on page [__].

Merger Vote Requirement

     The proposal to approve the merger, the merger agreement and the other transactions contemplated by the merger agreement requires the affirmative vote of the holders of our outstanding common shares entitled to cast a majority of the votes that are entitled to be cast on the matter.

Background of the Merger

     Our board of trustees has from time to time in recent years engaged with our senior management in strategic reviews and considered ways to enhance the Company’s performance and prospects in light of the business and economic environment. These reviews have included consideration of potential transactions with third parties that would further its strategic objectives, and the potential benefits and risks of those transactions. These strategic reviews have on several occasions related to informal exploratory discussions regarding potential business combinations or sales of the Company, with either potential strategic or financial buyers.

     On September 7, 2005, our board of trustees held a meeting at which it discussed the Company’s prospects and market conditions, including the increased competition for hotel acquisitions, the abundance of capital, the willingness of new entrants into the lodging market to use high levels of debt, the wide marketing of hotels for sale and the low level of hotel development activity. It was also noted that the Company’s common shares were trading at or near an all time high on an earnings multiple basis. Representatives of Lehman Brothers Inc. (“Lehman Brothers”) attended the meeting and spoke to our board of trustees about the possibility of exploring strategic alternatives. Our board of trustees and Lehman Brothers also discussed potential acquirors’ possible interest in either acquiring Innkeepers Hospitality Management Inc. (“IHM”), the entity controlled by Mr. Fisher that manages all but one of the Company’s hotel properties, or otherwise unencumbering the Company’s hotels from IHM’s long-term management agreements. In light of its discussions, our board of trustees directed our management to explore strategic alternatives.

     Our board of trustees held meetings on September 29, 2005 and October 3, 2005, in which both Lehman Brothers and Wachtell, Lipton, Rosen & Katz (“Wachtell”), counsel to our board of trustees, participated, to discuss the exploration of strategic alternatives. After discussion, our board of trustees instructed Lehman Brothers to contact a wide range of possible financial and strategic buyers. In addition, Lehman Brothers presented an analysis of the amount of the termination fee payable by a potential acquiror if it were to terminate the Company’s management contracts with IHM or by the Company in the event of a change of control of the Company.

     During October and November 2005, at the direction of our board of trustees, Lehman Brothers contacted numerous potential bidders for the Company. Of the persons contacted, 6 parties executed confidentiality agreements and received evaluation material from us. Of these 6 parties, two parties submitted preliminary indications of interest on November 16, 2005, the deadline communicated to potential bidders by Lehman Brothers. One bidder proposed paying $17.00 per share in cash and requested an exclusive negotiating period; the other bidder offered $16.74 per share in cash and did not request exclusivity. One bidder proposed paying IHM $50 million to acquire it. On November 17, 2005, our board of trustees held a meeting, in which both Lehman Brothers and Wachtell participated, at which our board of trustees and its advisors discussed the reputation of the two bidders and the attractiveness of their bids, financially and otherwise, to the Company. Shortly thereafter, these two parties were granted access to an electronic data room at our board of trustees’ request. Following due diligence and prior to any negotiations with the Company, both parties verbally indicated to Lehman that they were no longer interested in pursuing a transaction.

     Between late November 2005 and February 2006, Lehman Brothers continued discussions with potential bidders for the Company and the Company provided 14 additional potential bidders with evaluation materials and access to the electronic data room after such parties executed confidentiality agreements. None of these potential bidders made any offers to the Company.

     In March 2006, our board of trustees decided to end the process of actively seeking potential bidders for the Company, which Lehman Brothers had conducted on the Company’s behalf since October 2005. On March 31, 2006, the Company issued a press release announcing that it was not currently engaged in a process of exploring a possible sale of the Company. In connection with our board of trustees’ decision, the Company closed its electronic data room and terminated all discussions with potential bidders.

     During the second and third quarters of 2006, Lehman Brothers from time to time was contacted by persons regarding a possible sale of the Company, including by parties that had previously signed confidentiality agreements. In November 2006, one potential bidder delivered a letter to the Company indicating an interest in purchasing the Company at a price of $16.75 per share in cash. At the direction of our board of trustees, the Company reopened its electronic data room and the bidder was granted access. Lehman Brothers and the Company indicated to the bidder that the offered price was inadequate. In January 2007, the bidder following due diligence verbally indicated that it would consider raising the amount of its offer to $16.90 per share in cash but no higher. The Company and the bidder ceased their discussions. However, our board of trustees authorized and directed Lehman Brothers to once again contact potential bidders for the Company.

     From December 2006 to March 2007, six more prospective bidders executed confidentiality agreements with the Company and were granted access to the electronic data room. In early February 2007, one of these bidders verbally indicated that it was interested in acquiring the Company for a per share consideration of $17.00 in cash. Our board of trustees met on February 8, 2007 to discuss such proposal and, with its authorization, Wachtell sent a draft of a merger agreement to this party on February 9, 2007. During the following two weeks, the bidder’s counsel and Wachtell periodically engaged in discussions regarding the structure of a possible acquisition. On February 23, 2007, the party returned a mark-up of the draft merger agreement. However, following further diligence and discussions the bidder did not submit a final bid.

     In February 2007, as part of the renewed exploration process authorized by our board of trustees, Lehman Brothers approached Apollo Investment Management, L.P. to gauge its interest in a potential transaction with the Company. Apollo Investment Management, L.P. executed a confidentiality agreement with the Company on March 9, 2007, and Apollo and its advisors were granted data room access later that day.

     During the week of March 12, 2007, JF Capital Advisors (“JF Capital”), Apollo’s financial advisor, and Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), Apollo’s legal advisor, submitted due diligence requests to Lehman Brothers and Wachtell and were granted access to the electronic data room.

     On March 17, 2007, Apollo delivered a letter to Lehman Brothers proposing to acquire the Company for $17.75 per share in cash, subject to the completion of due diligence, negotiations with regard to definitive documentation and entry into customary arrangements with our management. Apollo also expressed an interest in acquiring IHM and requested the opportunity to speak to Mr. Fisher in that regard. The letter indicated that the debt financing for the transaction would be provided by Lehman Brothers.

     From March 18 through April 6, 2007, Apollo and JF Capital conducted further due diligence regarding, among other things, litigation and regulatory matters, the Company’s franchise agreements, employee benefits matters and indebtedness.

     On April 5, 2007, our board of trustees held a meeting at which Wachtell and Lehman Brothers updated our board of trustees regarding the potential transaction with affiliates of Apollo. After discussion and in light of Lehman Brothers’ role in providing financing to affiliates of Apollo and other bidders, our board of trustees authorized and directed management to retain UBS to serve as the Company’s co-financial advisor on the possible sale of the Company.

     On the morning of April 6, 2007, Skadden sent Wachtell a draft merger agreement. Over the next several days, Skadden and Wachtell discussed issues concerning the draft merger agreement.

     On the morning of April 10, 2007, our board of trustees met with our senior management, Lehman Brothers, UBS and Wachtell to discuss the status of discussions with affiliates of Apollo. Wachtell presented our board of trustees with an overview of the draft merger agreement, and Lehman Brothers and UBS made a presentation regarding the financial terms of the proposed transaction. Following questions and discussion, our board of trustees directed Wachtell to continue negotiations with Apollo and work towards finalizing a definitive merger agreement.

     Throughout the rest of the week, through April 16, 2007, Skadden and Wachtell worked to finalize the terms of the merger agreement and the related transaction documents, including discussions relating to the termination fees, limited guarantees and related provisions.

     On the afternoon of April 11, 2007, our board of trustees met with Lehman Brothers, UBS and Wachtell to discuss the status of a potential transaction with affiliates of Apollo. Lehman Brothers updated our board of trustees generally on its discussions with other potential bidders which had recently executed confidentiality agreements and been provided with access to the electronic data room and other due diligence materials. One bidder apart from Apollo continued to express an interest in acquiring the Company and appeared to be conducting ongoing due diligence. Lehman Brothers reported having informed this bidder at such time that other parties had shown a serious interest in acquiring the Company and that, for this bidder to remain competitive, it would need to submit a proposal priced at no less than $17.50 per share. Although this bidder had previously sent the Company a letter, dated April 3, 2007, indicating an interest in engaging in a more formal discussion regarding a transaction within the price range of $17.00 -$17.50 per share, this bidder did not submit a preliminary proposal.

     On the afternoon of April 13, 2007, our board of trustees met with Lehman Brothers, UBS and Wachtell to discuss the status of negotiations with Apollo and its affiliates.

     On April 15, 2007, our board of trustees met with our senior management, Lehman Brothers, UBS and Wachtell. Mr. Fisher provided our board of trustees with an overview of the proposed transaction between IHM and Merger Entity. UBS and Lehman Brothers each made a financial presentation to our board of trustees regarding the potential transaction with affiliates of Apollo based on the terms of the merger discussed that morning. Each of UBS and Lehman Brothers rendered to our board of trustees its oral opinion (subsequently confirmed on April 16, 2007 in writing), as described under “— Opinions of Innkeepers’ Financial Advisors,” that, as of the date of its opinion, and subject to and based on the qualifications and assumptions set forth in its opinion, the consideration to be received by the holders of the Company’s common shares in the merger was fair, from a financial point of view, to such holders. Wachtell summarized the material terms of the merger agreement with Grand Prix Holdings and Merger Entity and related documents, including those areas that were still under discussion. After consideration of the matters discussed under “— Innkeepers’ Reasons for the Merger; Recommendation of the Merger by Our Board of Trustees,” our board of trustees unanimously (with Mr. Fisher abstaining) determined that the transactions contemplated by the merger agreement and the merger were advisable and fair to and in the best interests of the Company and its shareholders, and the Company’s trustees voted to approve the merger and the other transactions contemplated by the merger agreement and to approve and adopt the merger agreement.

     Thereafter we, the Partnership, Innkeepers Financial, Grand Prix Holdings and Merger Entity executed the merger agreement and related documents, and Merger Entity and IHM executed agreements related to the sale of IHM. The transactions were announced on the morning of April 16, 2007 in a press release issued jointly by the Company and Apollo.

Recommendation of Our Board of Trustees

     As described above under the section captioned “The Merger — Background of the Merger” on page [__], our board of trustees determined that the merger, the merger agreement and the other transactions contemplated by the merger agreement were advisable and fair to and in the best interests of the Company and our shareholders and our board of trustees voted to approve the merger, the merger agreement and the other transactions contemplated by the merger agreement at a meeting held on April 15, 2007. Accordingly, our board of trustees recommends that our common shareholders approve and vote “FOR” approval of the merger, the merger agreement and the other transactions contemplated by the merger agreement and “FOR” the proposal to adjourn the special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies.

Reasons for the Merger

     In determining whether to approve the merger, the merger agreement and the other transactions contemplated by the merger agreement, our board of trustees considered a variety of factors that might impact the long-term as well as short-term interests of the Company and our shareholders. As part of its deliberations, our board of trustees took into consideration our historical, recent and prospective financial condition, results of operations, property holdings, share price, capitalization and our operating, strategic and financial risks.

     Our board of trustees considered the following factors, among others, in determining whether to approve the merger, the merger agreement and the other transactions contemplated by the merger agreement:

•	Value and Form of Consideration.

Each of our common shares that is outstanding at the effective time of the merger will be converted into the right to receive $17.75 in cash, without interest. The merger consideration is fixed and will not be adjusted for changes in the price of our common shares prior to the closing date of the merger. The price of $17.75 per share represents a premium over the historical and recent market price of our common shares, representing an approximate 8% premium over the closing price of our common shares on April 13, 2007 (the last full trading day before the public announcement of the merger) and an approximate 9% premium over the average closing price of our common shares for the 90 trading days prior to April 13, 2007. The payment of cash as the form of merger consideration will provide our common shareholders with immediate liquidity that is not subject to market fluctuations. Our board of trustees also considered the absence of any financing condition in the merger agreement.

•	Process Conducted.

Our board of trustees considered the absence of a bid from another party or group of parties that is more desirable than the bid by affiliates of Apollo, notwithstanding the fact that Lehman Brothers, on behalf of the Company, actively explored a sale of the Company between September 2005 and March 2006 and between December 2006 and March 2007. During these periods, Lehman Brothers contacted numerous potential bidders and the Company executed confidentiality agreements with and provided non-public information to 27 of these parties. Of those, four parties submitted proposals, none of which were greater than the $17.75 per share in cash that will be paid to our common shareholders by Grand Prix Holdings. Additionally, those bidders that remained interested in the Company at the time that the Company was in discussions with Apollo and its affiliates did not increase their bids despite instructions from Lehman Brothers that they would need to do so to remain competitive.

•	Termination Right in the Event of a Superior Proposal.

The merger agreement prohibits us from initiating, soliciting, knowingly encouraging (including by way of providing information) any alternative proposals to the merger or engaging in any discussions or negotiations with respect thereto. The merger agreement permits our board of trustees, under certain circumstances, to change its recommendation with regard to the merger or, subject to payment of a $17 million break-up fee, to terminate the merger agreement with Grand Prix Holdings and enter into an agreement with respect to certain proposals that are superior from a financial point of view to the merger agreement. For a more complete discussion of these provisions of the merger agreement, see the section captioned “The Merger Agreement — No Solicitation” on page [__] and the section captioned “The Merger Agreement — Break-up Fees and Expenses” on page [__].

•	Favorable Market Conditions.

Our board of trustees determined that the merger allows the Company to take advantage of strong demand in the real estate investment market for portfolios of lodging properties. Valuations for lodging REITs, as measured by a ratio of enterprise value to earnings before interest taxes depreciation and amortization over the prior twelve months, are near all-time highs. Our board of trustees considered these market conditions in determining that the merger was more likely to provide our shareholders with greater value on a current basis when compared to the likelihood of achieving similar returns while continuing to operate as an independent public company with more potential risk.

•	Our Business Prospects.

Our board of trustees believes that the merger represent a more desirable alternative for our shareholders than continuing to operate as an independent public company under our current strategic business plan. In particular, our board of trustees concluded that we might have difficulty continuing to create growth in revenue per available room, or RevPAR. The board of trustees also noted the older age and nature of our hotel portfolio. A total of 29 of our 75 hotels are Generation One Residence Inn hotels that are approximately 20 years old. The majority of these Generation One Residence Inn assets require substantial capital investment to upgrade and maintain the hotels and to comply with the brand standards required by franchise agreements. In addition, we expect six of these 29 Generation One Residence Inn hotels to lose their franchise affiliations over the next several years.

•	Limited Growth Platform.

Our board of trustees recognizes that we are a comparatively small capitalization REIT with limited external growth opportunities. In general, our overhead costs (such as general and administrative costs, management expenses and public company costs) negatively affect our financial results. Additionally, our board of trustees considered that the hotel acquisition landscape has become highly competitive, due among other things to a greatly increased supply of capital available for hotel investment, the willingness of new market entrants to use high levels of debt to boost returns, most hotels for sale being widely marketed and a relatively low level of current hotel development activity

•	Opinions of Lehman Brothers Inc. and UBS Securities LLC.

Our board of trustees considered as favorable to its determination the oral opinions of Lehman Brothers and UBS, rendered to our board of trustees on April 15, 2007, and subsequently confirmed in writing, that, as of such date, and subject to and based on the qualifications and assumption set forth therein, the merger consideration to be received by the holders of the Company’s common shares in the merger was fair to such holders, from a financial point of view. See “The Merger — Opinion of Lehman Brothers Inc.” on page [__] and “The Merger — Opinion of UBS Securities LLC” on page [__].

•	Payment of Reverse Break-Up Fee.

Our board of trustees considered that if the merger agreement is terminated because of a failure by Grand Prix Holdings to obtain debt financing, Grand Prix Holdings must pay us a $25 million financing-related reverse break-up fee and that, if the merger agreement is terminated because of an intentional breach by Grand Prix Holdings, Grand Prix Holdings must pay us a $50 million non- financing-related reverse break-up fee.

•	Limited Guarantee by Apollo.

Apollo, a publicly-traded company, entered into a limited guarantee concurrently with the execution of the merger agreement guaranteeing the payment obligations of Grand Prix Holdings and Merger Entity up to $50 million.

•	Approval of Our Common Shareholders Is Required.

The merger, the merger agreement and the other transactions contemplated by the merger agreement are subject to the approval of our common shareholders, and our common shareholders have the option to reject the merger, the merger agreement and the other transactions contemplated by the merger agreement.

     Our board of trustees also considered the following potentially negative factors, among others, in determining whether to approve the merger, the merger agreement and the other transactions contemplated by the merger agreement:

•	Holders of Our Common Shares Will Not Share in the Future Growth of Our Portfolio.

Our board of trustees recognized that the merger would preclude the holders of our common shares from having the opportunity to participate in the future performance of our assets and to realize any future appreciation in the value of our common shares. The holders of our common shares will no longer share in any future growth in the value of our properties or receive quarterly dividends.

•	Tax Consequences to Our Common Shareholders.

Our board of trustees recognized that the merger is a fully taxable transaction and, as a result, holders of common shares will generally be required to pay taxes on any gain that results from their receipt of the merger consideration.

•	Significant Costs Involved.

Our board of trustees considered the significant costs involved in connection with completing the merger and the other transactions contemplated by the merger agreement, the substantial management time and effort required to effectuate the merger and the other transactions contemplated by the merger agreement and the related disruption to our operations. If the merger is not completed, then we may be required to bear these expenses and the costs of these disruptions. Additionally, if we undertake certain internal restructuring steps to cooperate with Grand Prix Holdings’ proposed debt financing and the merger thereafter fails to close, we may incur additional costs, liabilities and taxes, all of which may be significant; however, Grand Prix Holdings and Merger Entity have agreed to indemnify us against any such costs, liabilities or taxes.

•	Prohibition Against Solicitation of Other Offers.

The merger agreement prohibits us from initiating, soliciting, knowingly encouraging (including by way of providing information) any alternative proposals to the merger or engaging in any discussions or negotiations with respect thereto. However, the merger agreement permits our board of trustees to receive and respond to unsolicited inquiries and proposals regarding other potential transactions under certain specified circumstances. For a more complete discussion of these provisions of the merger agreement, see the section captioned “The Merger Agreement — No Solicitation” on page [__].

•	Payment of Break-Up Fee and Reimbursement of Transaction Expenses.

Our board of trustees acknowledged that if the merger agreement is terminated under certain circumstances, we must pay a $17 million break-up fee to Grand Prix Holdings net of any expenses reimbursed in connection with a termination and that, under certain circumstances, we must reimburse Grand Prix Holdings for certain third-party expenses incurred in connection with the merger agreement up to an aggregate of $10 million. In addition, in the event of any termination of the merger agreement without fault by Grand Prix Holdings, all application fees paid by Grand Prix Holdings to franchisors in respect of the Company’s hotel franchise agreements will be reimbursed by the Company.

•	Benefits to Certain Trustees and Executive Officers.

Our board of trustees also considered the fact that some of our trustees and executive officers have interests in the merger that differ from, or are in addition to (and therefore may conflict with), your interests as a shareholder. These interests are discussed under the heading “The Merger — Interests of Our Trustees and Executive Officers in the Merger” on page [__], including the interest of Jeffrey H. Fisher in IHM, the entity that manages all but one of our hotel properties, which Merger Entity has agreed to acquire concurrently with the closing of the merger, the possibility that several of our officers may be employed by the surviving entity after the merger, the lapsing of restrictions on and immediate vesting of common shares, restricted shares and performance shares awarded under our benefit plans, and the additional severance payments to be received by several of our executive officers if the executive officers experience a termination of employment under certain circumstances.

     In the opinion of our board of trustees, the above factors represent the material negatives related to the Company’s pursuing or completing the merger and the other transactions contemplated by the merger agreement. In considering the merger and the other transactions contemplated by the merger agreement, our board of trustees considered the impact of these factors on our shareholders. Additionally, in making the determination described above, our board of trustees consulted with our legal advisors, accountants and financial advisors.

     In view of the wide variety of factors considered by our board of trustees, our board of trustees did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered. Our board of trustees views its recommendation as being based on the totality of the information presented to, and considered by, it. After taking into consideration all of the factors set forth above, our board of trustees determined that the potential benefits of the merger and the other transactions contemplated by the merger agreement substantially outweigh the potential detriments associated therewith. Accordingly, our board of trustees recommends that our common shareholders approve and vote “FOR” approval of the merger, the merger agreement and the other transactions contemplated by the merger agreement.

Opinion of Lehman Brothers Inc.

     Pursuant to an engagement letter, dated September 12, 2005 and subsequently amended on April 15, 2007, we retained Lehman Brothers to act as our financial advisor in connection with a potential transaction involving the Company. The Company selected Lehman Brothers based upon its qualifications, expertise and reputation. Lehman Brothers rendered its oral fairness opinion to our board of trustees and subsequently provided its written opinion that, as of April 15, 2007, based upon and subject to the assumptions, procedures followed, qualifications and limitations set forth in its opinion, the consideration to be offered to our common shareholders pursuant to the merger agreement was fair, from a financial point of view, to such shareholders.

     THE FULL TEXT OF LEHMAN BROTHERS’ WRITTEN FAIRNESS OPINION, DATED APRIL 15, 2007, IS ATTACHED AS EXHIBIT B TO THIS PROXY STATEMENT. YOU SHOULD READ THE LEHMAN BROTHERS OPINION FOR A DISCUSSION OF THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, FACTORS CONSIDERED AND LIMITATIONS UPON THE REVIEW UNDERTAKEN BY LEHMAN BROTHERS IN RENDERING ITS OPINION. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

     Lehman Brothers’ opinion was provided to our board of trustees in connection with its evaluation of the merger and is not intended to be and does not constitute a recommendation to any shareholder as to how such shareholder should vote or act with respect to any matters relating to the merger. Lehman Brothers was not requested to opine as to, and Lehman Brothers’ opinion does not address, the Company’s underlying business decision to proceed with or effect the merger. Lehman Brothers has consented to the inclusion of and references to its opinion in this proxy statement.

     In arriving at its fairness opinion, Lehman Brothers reviewed and analyzed, among other things:

     1. the merger agreement and the specific terms of the merger;

     2. publicly available information concerning us that Lehman Brothers believed to be relevant to its analysis, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2006;

     3. financial and operating information with respect to our business, operations and prospects furnished by us to Lehman Brothers, including our financial projections prepared by our management team;

     4. trading history of our common stock for the past three years and a comparison of that trading history with those of other companies that Lehman Brothers deemed relevant;

     5. a comparison of our historical financial results and present financial condition with those of other companies that Lehman Brothers deemed relevant;

     6. a comparison of the financial terms of the merger with the financial terms of certain other transactions that Lehman Brothers deemed relevant;

     7. published estimates of third party research analysts with respect to our future financial performance; and

     8. the results of Lehman Brothers’ efforts to solicit indications of interest form third parties with respect to an acquisition of the Company.

     In arriving at its fairness opinion, Lehman Brothers assumed and relied upon the accuracy and completeness of the financial and other information used by Lehman Brothers without assuming any responsibility for independent verification of such information and further relied upon the assurances of our management that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to our projections, upon our advice, Lehman Brothers assumed that our projections had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of our management as to our future financial performance and that we would perform substantially in accordance with such projections.

     In arriving at its opinion, Lehman Brothers did not conduct physical inspection of our properties and facilities and did not make or obtain any evaluations or appraisals of our assets or liabilities. Lehman Brothers’ opinion was necessarily based upon market, economic and other conditions as they exist on, and could be evaluated as of, the date of such opinion.

     In connection with the preparation and delivery of its fairness opinion, Lehman Brothers performed certain financial, comparative and other analyses as described below. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial and comparative analysis and the application of those methods to the particular circumstances, and therefore, such an opinion is not readily susceptible to summary description. Furthermore, in arriving at its fairness opinion, Lehman Brothers did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Lehman Brothers believes that its analyses must be considered as a whole and that considering any portion of such analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion.

     In its analyses, Lehman Brothers made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond our control. None of us, Lehman Brothers or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses were not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth therein.

     The following is a summary of the material financial analyses used by Lehman Brothers in connection with providing its fairness opinion to our board of trustees. Certain of the summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Lehman Brothers, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Rather, the analyses listed in the tables and described below must be considered as a whole. Considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the Lehman Brothers’ fairness opinion.

Historical Stock Price Trading Analysis

     Lehman Brothers reviewed publicly available historical trading prices and volumes for our common shares for the 12-month period between April 12, 2006 and April 13, 2007. In addition, Lehman Brothers compared the $17.75 per share of our common shares to be received by holders of common shares pursuant to the merger agreement to the average closing trading prices of our common shares during the 10-day, 30-day, 60-day, 90-day, and 180-day periods ending April 13, 2007, as well as the high and low closing share trading prices during the 52 week period ending April 13, 2007. The $17.75 per share offer price represents a premium to the historical trading prices of our common share trading prices as follows:

		Premium to
	Closing Prices Per Share	Prices (%)

April 13, 2007	$16.45	7.9%
10-Trading Day Average	$16.51	7.5%
30-Trading Day Average	$16.57	7.1%
60-Trading Day Average	$16.55	7.2%
90-Trading Day Average	$16.26	9.2%
180-Trading Day	$16.41	8.2%
Average
52 Week Intraday High	$17.70*	0.3%
52 Week Intraday Low	$14.90*	19.1%

*These represent intraday, not closing, high and low prices.

Comparable Company Analysis

     In order to assess how the public market values shares of similar publicly traded companies, Lehman Brothers reviewed and compared specific financial and operating data relating to us with selected companies that Lehman Brothers deemed generally comparable to us. Lehman Brothers considered a number of criteria in selecting a universe of public lodging companies which it deemed to be generally comparable to us. None of the companies selected in the public trading multiples analysis is identical to us. The companies selected by Lehman Brothers were:

•	Hersha Hospitality Trust
•	Equity Inns, Inc.
•	FelCor Lodging Trust Incorporated
•	Sunstone Hotel Investors, Inc.

     For each comparable company, Lehman Brothers reviewed, among other things, enterprise values of the selected companies, calculated as equity market value (including common stock and partnership units) based on closing stock prices on April 13, 2007, plus debt, plus the liquidation preference amount of preferred shares, less cash, as a multiple of estimated earnings before interest, taxes, depreciation and amortization, commonly referred to as “EBITDA,” for calendar year 2007. Estimated financial data of the selected companies was based on publicly available financial information through the twelve months ended December 31, 2006 and publicly available research analysts’ estimates. Our financial data reflected our management’s estimate of financial performance for the calendar year 2007.

     Lehman Brothers calculated a range consisting of mean, median, high and low EBITDA multiples for the selected companies and applied this range to our management’s estimate of 2007 EBITDA. The comparable company valuation methodology yielded an implied per share range for our company’s common stock of $15.75 to $17.03 as set forth in the table below:

		Implied Per Share
	2007 EBITDA Multiple	Common Stock Price
High	12.1x	$17.03
Mean	11.9x	$16.59
Median	12.0x	$16.78
Low	11.6x	$15.75

     Because of the inherent differences between our business, operations, financial conditions and prospects and the business, operations, financial conditions and prospects of the selected companies, Lehman Brothers believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the comparable company analysis and accordingly also made qualitative judgments concerning differences between our financial and operating characteristics and prospects and the financial and operating characteristics and prospects of selected companies that would affect the public trading values of each.

Comparable Transactions Analysis

     Lehman Brothers conducted a comparable transaction analysis to assess how other similar transactions were valued within the lodging sector. Lehman Brothers considered a number of criteria in selecting transactions involving companies and portfolios of hotel assets in the lodging industry which Lehman Brothers deemed generally comparable to the merger. Lehman Brothers selected and analyzed publicly available information with respect to the following ten transactions within the lodging sector which were announced from April 2005 to March 2007:

Acquiror	Target

Inland American Real Estate Trust, Inc.	Winston Hotels, Inc.
ING Clarion Partners, LLC	Apple Hospitality Two, Inc.
Ashford Hospitality Trust, Inc.	CNL Hotels & Resorts, Inc. (hotel portfolio)
Hersha Hospitality Trust	Lodgeworks L.P. (hotel portfolio)
Westmont Hospitality Group, Inc.	Boykin Lodging Company
JER Partners	Jameson Inns, Inc.
The Blackstone Group	MeriStar Hospitality Corporation
Host Marriott Corporation	Starwood Hotels and Resorts (hotel portfolio)
JD Holdings, LLC	John Q. Hammons Hotels, L.P.
Sunstone Hotel Investors, Inc.	Renaissance Portfolio (hotel portfolio)

     Lehman Brothers calculated, among other things, a range consisting of the high, low, mean and median EBITDA multiples for the comparable transactions and applied the range of multiples to our management’s estimate of 2007 EBITDA. Based upon transaction multiples, Lehman Brothers calculated the following range of implied share prices:

	EBITDA Multiple of	Implied Per Share
	Selected Transactions	Common Stock Price

High	11.8x	$16.36
Mean	11.0x	$14.46
Median	11.2x	$14.88
Low	9.7x	$11.05

     However, because the market conditions, rationale and circumstances surrounding each of the transactions analyzed were specific to each transaction and because of the inherent differences between our businesses, operations, financial condition and prospects, on the one hand, and the business, operations, financial condition and prospects of the companies and hotel assets included in the comparable transactions on the other hand, Lehman Brothers believed that it was inappropriate to, and therefore did not rely solely on the quantitative results of the analysis and, accordingly, also made qualitative judgments concerning differences between the characteristics of these transactions and the merger that would affect our acquisition values and the acquisition values of such acquired companies and hotel assets.

     In addition, Lehman Brothers analyzed the premium or discount paid by the acquirer in selected REIT transactions between $500 million to $2 billion over the period January 1, 2005 to April 13, 2007, in relation to the average closing market price of shares of the target’s common stock on the day prior and the 30-day prior to announcement of the transaction and the average closing prices for the day prior and the 30-day prior closing prices of our common stock:

Acquiror	Target REIT

Inland American Real Estate Trust, Inc.	Winston Hotels, Inc.
Brookfield Asset Management, Inc.	The Mills Corporation
JPMorgan Asset Management	Columbia Equity Trust, Inc.
The GEO Group, Inc.	CentraCore Property Trust
Babcock & Brown Limited	BNP Residential Properties, Inc.
Morgan Stanley Real Estate Group	Glenborough Realty Trust Incorporated
Westmont Hospitality Group, Inc.	Boykin Lodging Company
The Blackstone Group	MeriStar Hospitality Corporation
LBA Realty Fund LP	Bedford Property Investors, Inc.
Magazine Acquisition Group, LLC	Town and Country Trust
DRA Advisors, LLC	CRT Properties, Inc.
The Lightstone Group, LLC	Prime Group Realty Trust

This analysis resulted in the following range of implied share prices for each share of common stock:

	Premium to Day Prior to
	Announcement	Premium to 30-Day

High	$22.90	$23.28
Mean	$19.13	$19.15
Median	$18.52	$18.63
Low	$17.31	$17.40

     Because the market conditions, rationale and circumstances surrounding each of the transactions were specific to each transaction and because of the inherent differences between our businesses, operations, financial condition and prospects and those of the acquired businesses analyzed, Lehman Brothers believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the analysis and, accordingly, also made qualitative judgments concerning differences between the characteristics of these transactions and the merger that would affect our acquisition values and those of such acquired companies.

Discounted Cash Flow Analysis

     As part of its analysis, Lehman Brothers prepared a discounted cash flow analysis to calculate the estimated present value of the stand-alone unlevered, after-tax free cash flows of the company. Lehman Brothers utilized a terminal valuation range based upon a forward multiples range in 2011 of 9.5x to 10.5x. Projected cash flows and terminal values were then discounted to present value using discount rates ranging from 9.5% to 10.5% .

     These ranges of forward EBITDA multiples and discount rates were derived, in the case of forward EBITDA multiples, taking into account the range of implied forward EBITDA trading multiples for the comparable public companies listed in the “Comparable Companies Analysis” and, in the case of discount rates, taking into account our weighted average cost of capital. The discounted cash flow valuation methodology yielded an implied per share range for our common stock of $16.62 per share to $20.04 per share. Lehman Brothers noted that the $17.75 per share offered in the transaction falls within this range.

Lehman Brothers’ Activities and Arrangements with Us

     Lehman Brothers is an internationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of its business, Lehman Brothers may actively trade in our debt or equity securities for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. In addition, we have requested and Lender, an affiliate of Lehman Brothers, is providing a commitment for the debt financing necessary to finance the merger and they will receive customary fees in connection therewith.

     Under our engagement letter with Lehman Brothers, we agreed to pay Lehman Brothers an opinion fee equal to $1.0 million which was payable in cash upon delivery of the opinion. We also agreed to pay Lehman Brothers a fee of $7.75 million payable upon the consummation of the merger, against which the opinion fee would be credited. The fees payable to Lehman Brothers shall be reduced dollar to dollar to the extent that any fees over $2.0 million are payable to UBS pursuant to the UBS engagement letter, provided that in no such event shall the total fees payable to Lehman Brothers be reduced by more than $1.25 million. In addition, Lehman Brothers’ engagement letter entitles it to reimbursement of reasonable and documented out-of-pocket expenses up to $100,000 and to indemnification by us for certain liabilities that may arise out of Lehman Brothers’ engagement and its rendering of the fairness opinion.

Opinion of UBS Securities LLC

     On April 15, 2007, at a meeting of our board of trustees held to evaluate the proposed merger, UBS delivered to our board of trustees an oral opinion, confirmed by delivery of a written opinion dated April 15, 2007, to the effect that, as of that date and based upon and subject to various assumption, matters considered and limitations described in its opinion, the $17.75 per share merger consideration to be received by the holders of common shares was fair, from a financial point of view, to those holders.

     The full text of UBS’ opinion describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken by UBS. This opinion is attached as Exhibit C to this proxy statement and is incorporated into this proxy statement by reference. UBS’ opinion was directed only to the fairness of the merger consideration from a financial point of view and does not address any other aspect of the merger or any related transaction, including, without limitation, (i) the fairness of the merger and related transactions to the limited partners of the Partnership or (ii) the value of the merger consideration relative to the value available to the limited partners of the Partnership. The opinion did not address the relative merits of the merger or any related transaction as compared to other business strategies or transactions that might be available with respect to the Company or our underlying business decision to effect the merger or any related transaction. The opinion does not constitute a recommendation to any shareholder of the Company as to how that shareholder should vote or act with respect to the merger or any related transaction. Holders of our common shares are encouraged to read this opinion carefully in its entirety. The summary of UBS’ opinion described below is qualified in its entirety by reference to the full text of its opinion.

     In arriving at its opinion, UBS:

•	reviewed certain publicly available business and historical financial information relating to the Company;

•	reviewed certain internal financial information and other data relating to our business and financial prospects that were provided to UBS by our management and not publicly available, including financial forecasts and estimates prepared by our management;

•	conducted discussions with members of our senior management concerning our business and financial prospects;

•	reviewed publicly available financial and stock market data with respect to certain other companies UBS believed to be generally relevant;

•	compared the financial terms of the merger with the publicly available financial terms of other transactions UBS believed to be generally relevant;

•	reviewed current and historical market prices for our common shares;

•	reviewed the merger agreement; and

•	conducted other financial studies, analyses and investigations and considered such other information as UBS deemed necessary or appropriate.

     In connection with its review, with the consent of our board of trustees, UBS did not assume any responsibility for independent verification of any of the information provided to or reviewed by UBS for the purpose of its opinion and, with the consent of our board of trustees, UBS relied on that information being complete and accurate in all material respects. In addition, with the consent of our board of trustees, UBS did not make any independent evaluation or appraisal of any of the assets or liabilities, contingent or otherwise, of the Company, Innkeepers Financial or the Partnership and was not furnished with any evaluation or appraisal. With respect to the financial forecasts and estimates prepared by our management, UBS assumed, at the direction of our board of trustees, that they were reasonably prepared on a basis reflecting the best currently available estimates and judgments of our management as to our future financial performance. UBS’ opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to UBS as of, the date of its opinion.

     While UBS was not authorized to solicit, and did not solicit, indications of interest with regard to a potential sale of the Company or any related transaction, we advised UBS that representatives of the Company solicited indications of interest regarding a potential sale of the Company and held discussions with certain of these parties. At the direction of our board of trustees, UBS was not asked to, and it did not, offer any opinion as to the terms, other than the $17.75 per share merger consideration to the extent expressly specified in UBS’ opinion, of the merger agreement or any related documents or the form of the merger or any related transaction. In rendering its opinion, UBS assumed, with the consent of our board of trustees, that the Company, Innkeepers Financial, the Partnership, Grand Prix Holdings and Merger Entity would comply with all material terms of the merger agreement, and the merger would be consummated in accordance with the terms of the merger agreement without any adverse waiver or amendment of any material term or condition of the merger agreement. UBS also assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the merger would be obtained without any material adverse effect on Innkeepers or the merger. Except as described above, we imposed no other instructions or limitations on UBS with respect to the investigations made or the procedures followed by UBS in rendering its opinion.

     In connection with rendering its opinion to our board of trustees, UBS performed a variety of financial and comparative analyses which are summarized below. The following summary is not a complete description of all analyses performed and factors considered by UBS in connection with its opinion. The preparation of a financial opinion is a complex process involving subjective judgments and was not necessarily susceptible to partial analysis or summary description. With respect to the selected public companies analysis and the selected precedent transactions analysis summarized below, no company, asset portfolio or transaction used as a comparison is either identical or directly comparable to the Company or the merger. These analyses necessarily involved complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading or acquisition values of the companies or assets concerned.

     UBS believes that its analyses and the summary below must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying UBS’ analyses and opinion. UBS did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion, but rather arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole.

     The estimates of the future performance of the Company provided by our management in or underlying UBS’ analyses are not necessarily indicative of future results or values, which may be significantly more or less favorable than those estimates. In performing its analyses, UBS considered industry performance, general business and economic conditions and other matters, many of which are beyond our control. Estimates of the financial value of companies do not necessarily purport to be appraisals or reflect the prices at which companies actually may be sold.

     The merger consideration was determined through negotiation between us and Grand Prix Holdings and Merger Entity and the decision to enter into the merger was solely that of our board of trustees. UBS’ opinion and financial analyses were only one of many factors considered by our board of trustees in its evaluation of the merger and should not be viewed as determinative of the views of our board of trustees or management with respect to the merger or the merger consideration.

     The following is a brief summary of the material financial analyses performed by UBS and reviewed with our board of trustees in connection with its opinion relating to the merger. The financial analyses summarized below include information presented in tabular format. In order to fully understand UBS’ financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of UBS’ financial analyses.

Selected Public Companies Analysis

     UBS compared selected financial and stock market data of the Company with corresponding data, to the extent publicly available, of the following four publicly traded lodging REITs:

•	Equity Inns, Inc.
•	FelCor Lodging Trust, Inc.
•	Hersha Hospitality Trust
•	Hospitality Properties Trust

     UBS reviewed, among other things, enterprise values of the selected companies, calculated as equity market value based on closing stock prices on April 13, 2007, plus debt, preferred stock and minority interests, less cash and cash equivalents, as a multiple of calendar year 2007 estimated earnings before interest, taxes, depreciation and amortization, referred to as EBITDA. UBS then compared these multiples derived from the selected companies with corresponding multiples implied for the Company at its then-current share price ($16.45 closing price on April 13, 2007) and based on the $17.75 per share merger consideration. Estimated financial data of the selected companies were based on I/B/E/S consensus estimates (I/B/E/S refers to the database provided by I/B/E/S International Inc. of equity research analysts' estimates of future earnings of publicly traded companies). Estimated financial data of the Company were based on internal estimates of our management. This analysis indicated the following implied high, mean, median and low multiples for the selected companies, as compared to corresponding multiples implied for the Company at its then-current share price ($16.45 closing price on April 13, 2007) and based on the $17.75 per share cash merger consideration:

Implied Multiples for Lodging REITS

Enterprise	High	Mean	Median	Low	Implied	Implied
Value as					Multiples for	Multiples for
Multiple of					the Company	the Company
EBITDA					at its Then-	Based on
					Current	$17.75 Per
					Share Price	Share Merger
Consideration

Calendar Year	12.4x	11.6x	11.8x	10.3x	12.0x	12.4x
2007E

Selected Precedent Transactions Analysis

     UBS reviewed five selected transactions involving companies in the lodging industry announced since May 2003:

Announcement Date	Acquiror	Target

4/2007	Inland American Real Estate Trust,	Winston Hotels, Inc.
Inc.

2/2007	ING Clarion Partners, LLC	Apple Hospitality Two, Inc.

5/2006	Westmont Hospitality Group, Inc.	Boykin Lodging Company

2/2006	The Blackstone Group	MeriStar Hospitality Corporation

5/2003	CNL Hospitality Properties, Inc.	RFS Hotel Investors, Inc.

     UBS reviewed enterprise values in the selected transactions, calculated as purchase price paid, plus debt, less cash, as a multiple of forward 12 months estimated EBITDA. UBS then compared these multiples derived from the selected transactions with multiples of forward 12 months estimated EBITDA implied for the Company based on the $17.75 per share merger consideration. Multiples for the selected transactions were based on publicly available information at the time of announcement of the relevant transaction. Estimated financial data of the Company were based on internal estimates of our management. This analysis indicated the following implied high, mean, median and low multiples for the selected transactions, as compared to corresponding multiples implied for Innkeepers based on the $17.75 per share merger consideration:

Implied Multiples for Selected Transactions

Transaction	High	Mean	Median	Low	Implied Multiple
Value as					of Calendar Year
Multiple of:					2007 Estimated
EBITDA for the
Company Based
on $17.75 Per
Share Merger
Consideration

Forward 12	11.8x	11.3x	11.6x	10.2x	12.4x
months EBITDA

Discounted Cash Flow Analysis

     UBS performed a discounted cash flow analysis to calculate the estimated present value of the stand-alone unlevered, after-tax free cash flows that the Company could generate over the 10 months ended December 31, 2007 and the calendar years 2008 through 2011 based on internal financial forecasts and estimates of our management. UBS calculated a range of terminal values as of December 31, 2011 by applying a range of EBITDA terminal value multiples of 8.5x to 10.5x to the Company’s calendar year 2012 estimated EBITDA. The cash flows and terminal values were then discounted to present value using discount rates ranging from 10.0% to 12.0% . This analysis resulted in a range of implied present values of approximately $13 to $19 per common share.

Net Asset Value Analysis

     Using information provided by our management, UBS calculated the net asset value per common share of the Company. For this analysis, UBS applied a range of estimated capitalization rates from 7.5% to 8.5% to our management’s projected 2007 net operating income. The resulting gross real estate value was combined with the value of cash and other assets to arrive at a total asset value. Total liabilities were then subtracted from such total asset value to arrive at an estimated net asset value per common share of the Company. In applying the range of capitalization rates, UBS took into consideration current market conditions and property characteristics. The net asset value analysis produced an estimated per share reference range of approximately $14 to $18. Certain transaction related costs and expenses were then subtracted from the estimated net asset value per common share of the Company. This change of control net asset value analysis produced an estimated per share reference range of approximately $13 to $17.

Miscellaneous

     Under the terms of UBS’ engagement, we have agreed to pay UBS a fee of $2.0 million in connection with the delivery of its opinion and additional fees to be mutually agreed upon by us and UBS if we receive an unsolicited proposal with respect to all or a significant portion of our stock and assets and/or if such an unsolicited proposal results in increased consideration to our common shareholders. In addition, we have agreed to reimburse UBS for its reasonable expenses, including reasonable fees, disbursements and other charges of counsel, and to indemnify UBS and related parties against liabilities, including liabilities under federal securities laws, relating to, or arising out of, its engagement. In the past, UBS provided investment banking services unrelated to the merger to affiliates of Apollo and portfolio companies of Apollo’s affiliates, for which UBS and its affiliates have received compensation. In the ordinary course of business, UBS, its successors and affiliates may hold or trade, for their own accounts and the accounts of their customers, securities of Innkeepers, Apollo and portfolio companies of affiliates of Apollo and, accordingly, may at any time hold a long or short position in these securities.

     We selected UBS as our financial advisor in connection with the merger because UBS is an internationally recognized investment banking firm with substantial experience in similar transactions and is familiar with the Company and its business. UBS is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities and private placements.

Projected Financial Information

     We do not as a matter of course publicly disclose detailed forecasts or internal projections as to future revenues, earnings or financial condition. However, in the course of our exploration of strategic alternatives, we prepared and made available to potential bidders (including Grand Prix Holdings) and our financial advisors certain business and financial data concerning projected future performance that we believe was not publicly available.

     We prepared and made available to potential bidders and our financial advisors the following projections:

	2007	2008	2009	2010	2011	2012

Revenue	$353.3	$391.8	$411.1	$427.4	$443.1	$456.3

EBITDA	$123.6	$145.8	$155.9	$163.5	$171.0	$176.3

Capital
Expenditures	$67.1	$23.0	$24.5	$24.6	$24.2	$22.8

     While these projections were prepared in good faith by our management, no assurance can be made regarding future events. The estimates and assumptions underlying the projections involve judgments with respect to, among other things, future economic, competitive and financial market conditions and future business decisions that may not be realized and are inherently subject to significant business, economic, competitive and regulatory uncertainties, all of which are difficult to predict and many of which are beyond our control and will be beyond the control of Grand Prix Holdings. Specifically, items or events which could have affected or may affect these projections include, without limitation, costs incurred by us in conjunction with our pursuit of its strategic alternative process and this merger, unanticipated property impairment costs, costs resulting from unforeseen natural disasters, delays in property developments due to weather, unforeseen conditions, labor shortages, scheduling problems with contractors, subcontractors or suppliers, and fluctuations in interest rates. Accordingly, there can be no assurance that the projected results would be realized or that actual results would not differ materially from those presented in the financial information. Such projections cannot, therefore, be considered a guaranty of future operating results, and this information should not be relied on as such. These projections were not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, published guidelines of the SEC regarding forward-looking statements, or U.S. generally accepted accounting principles. In the view of our management, the information was prepared on a reasonable basis. However, this information is not fact and should not be relied upon by readers of this joint proxy statement/prospectus as being necessarily indicative of future results.

     See cautionary statements regarding forward-looking information under “Forward-Looking Statements” on page [__].

     Neither our independent registered public accounting firm, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information. The PricewaterhouseCoopers LLP reports incorporated by reference in this proxy statement relate to our historical financial information. They do not extend to the projected financial information and should not be read to do so. Furthermore, the financial projections do not take into account any circumstances or events occurring after the date they were prepared.

     These projections were developed in a manner consistent with our management’s internal budgeting and forecasting process, and are generally consistent with our existing accounting policies and were based upon certain assumptions that our management believes are reasonable under the circumstances. These projections assume that we continue as a separate public company and would make independent decisions. The assumptions underlying these projections were based on such factors as historical trends and performance, industry expectations, and significant input from our operations management. No assurance can be given that such projected results will actually be achieved.

     Neither we on the one hand nor Grand Prix Holdings on the other hand intend to update or otherwise revise the prospective financial information to reflect circumstances existing since its preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error. Furthermore, neither we on the one hand nor Grand Prix Holdings on the other hand intend to update or revise the prospective financial information to reflect changes in general economic or industry conditions. These projections are not included in this document in order to induce any common shareholder to vote in favor of the approval of the merger agreement or to acquire our securities.

Financing of the Merger

     Grand Prix Holdings has represented to us in the merger agreement that subject to the conditions of the financing commitments, and subject to the terms and conditions of the merger agreement, the aggregate proceeds contemplated by the financing commitments will be sufficient for Grand Prix Holdings and Merger Entity to consummate the merger and the other transactions contemplated by the merger agreement upon the terms contemplated thereby, and to pay all related fees and expenses for which Grand Prix Holdings and Merger Entity will responsible in connection therewith.

     These payments are expected to be funded by Grand Prix Holdings and Merger Entity in a combination of an equity contribution by Apollo and debt financing from the Lender. Grand Prix Holdings has obtained equity financing commitments and Grand Prix Holdings or its subsidiaries and Apollo have obtained debt financing commitments described below in connection with the merger and the other transactions contemplated by the merger agreement.

     Equity Financing. Grand Prix Holdings has received an equity commitment letter from Apollo, pursuant to which, and subject to the conditions contained therein, Apollo has agreed to contribute $200 million to Grand Prix Holdings, which will constitute the equity portion of the financing for the merger and the other transactions contemplated by the merger agreement. Subject to certain conditions, Apollo may assign a portion of its equity commitment obligation, provided that it remains obligated to perform to the extent not performed by such assignee.

     The equity commitment is generally subject to the satisfaction or waiver of all of the conditions to Grand Prix Holdings’ and Merger Entity’s obligations to effect the closing of the merger under the merger agreement in accordance with its terms. The equity commitment letter will terminate upon the earlier to occur of (i) the termination of the merger agreement in accordance with its terms or (ii) the assertion, if any, by any of us, the Partnership or Innkeepers Financial or any of our or their respective affiliates of any claim under the limited guarantee or otherwise against Apollo or any of its related parties in connection with the merger agreement or any of the transactions contemplated by the merger agreement or by the equity commitment letter.

     Debt Financing.

     Grand Prix Holdings and Apollo have received a debt commitment letter, dated as of April 13, 2007, from the Lender to provide the following, subject to the conditions set forth therein:

•	to one or more subsidiaries owned and controlled, directly or indirectly, by Grand Prix Holdings, mortgage loan financing consisting of two components: a floating rate component in the amount up to $315,067,681, and a fixed rate component in the amount up to $871,590,734), which amounts are subject to reduction in connection with the origination by the Lender of any portion of the term loan facility described below, for the purpose of financing the merger and the other transactions contemplated by the merger agreement, repaying certain existing indebtedness of the Company and its subsidiaries, paying fees and expenses incurred in connection with the merger and the other transactions contemplated by the merger agreement and for providing ongoing working capital and for other general corporate purposes of the surviving entity and its subsidiaries. At the Lender’s discretion a portion of the mortgage loan financing may be structured as mezzanine debt financing;

•	to one or more subsidiaries owned and controlled, directly or indirectly, by Grand Prix Holdings, up to $1,186,658,415 of a term loan facility (the “Term Loan”), which amount is subject to reduction by the actual amount funded by Lender under the mortgage loan financing or mezzanine debt financing described above, secured by a first mortgage lien on the properties included in such term loan facility, for the purpose of financing the merger and the other transactions contemplated by the merger agreement and paying fees and expenses incurred in connection therewith; and

•	to a subsidiary owned and controlled, directly or indirectly by Grand Prix Holdings up to $21,300,000 (the “Anaheim Term Loan”) for the purpose of financing the merger and the other transactions contemplated by the merger agreement and paying fees and expenses incurred in connection therewith.

     The debt commitments expire on December 28, 2007, the outside termination date under the merger agreement. The documentation governing the mortgage loan facility, the mezzanine debt facility, if any, the Term Loan and the Anaheim Term Loan has not been finalized and, accordingly, their actual terms may differ from those described in this proxy statement.

Conditions Precedent to the Debt Commitments

     The availability of the mortgage loan facility, the mezzanine debt facility, if any, the Term Loan and the Anaheim Term Loan are subject, among other things, to satisfaction that consummation of the merger in accordance with the merger agreement (without giving effect to any amendments or waivers by Grand Prix Holdings that are materially adverse to the Lender without the consent of the Lender), payment of required fees and expenses and the negotiation, execution and delivery of definitive documentation.

     To the extent that, as of the date that Lender would otherwise be required to fund the mortgage loan facility and the mezzanine loan facility, if any, under the commitment letter, there exist certain conditions which do not meet Lender’s customary standards for collateral securing similar loans or, at Lender’s reasonable discretion, the failure of the applicable borrower to deliver any items required pursuant to, or meet requirements of, the commitment letter, the Lender is still required to fund the debt facilities, provided that, among other things, the Lender may increase the spread of the applicable debt facility as it relates to the property with such defect up to 50 basis points as reasonably determined by the Lender.

Description of Debt Facilities

     General. The borrower under the mortgage loan facility will be one or more newly-formed subsidiaries owned and controlled, directly or indirectly, by Grand Prix Holdings, the borrower under the mezzanine loan facility will be a newly-formed subsidiary owned and controlled, directly or indirectly, by Grand Prix Holdings and the borrower under the Term Loan will be one or more newly-formed subsidiaries owned and controlled, directly or indirectly, by Grand Prix Holdings. The borrower under the Anaheim Term Loan will be the existing property owner.

     Term. The fixed rate component of the mortgage loan facility is expected to have a term of ten years. The floating rate component of the mortgage loan facility is expected to have an initial term of two years, subject to three one-year extension options which may be exercised by the applicable borrower upon the terms set forth in the applicable loan agreement. The Term Loan is expected to have a term of two years and the Anaheim Term Loan is expected to have a term maturing on the last day of the 30th month following the final date of the defeasance lockout period for the senior mortgage loan currently encumbering the Anaheim Term Loan property.

     Interest Rate and Fees. The fixed rate component of the mortgage loan facility is expected to bear interest at a fixed rate determined prior to the closing of the loan. The floating rate component of the mortgage loan facility is expected to bear interest at a rate equal to the London interbank offer rate plus a spread. The mezzanine loan facility, if any, is expected to bear interest at a rate equal to the London interbank offer rate plus a spread. The Term Loan and Anaheim Term Loan are each expected to bear interest at a rate equal to the London interbank offer rate plus a spread. In addition, the applicable borrower will pay negotiated origination fees.

     Prepayments and Amortization . Each of the mortgage loan facility and the mezzanine loan facility, if any, will contain various prepayment restrictions. The Term Loan and Anaheim Term Loan may be prepaid at any time.

     Recourse. Lender’s recourse in the event of a default under the mortgage loan facility will be limited to Lender’s security interest in the properties pledged as collateral for the mortgage loan facility, however, the surviving entity and Grand Prix Holdings will be liable for all actual losses suffered by Lender as a result of certain covenants which are typical for mortgage loans of this type, including, without limitation, damages arising from (i) any fraud or willful misrepresentation, (ii) misapplication or misappropriation of insurance proceeds, condemnation proceeds, security deposits, rents, payments received from credit card companies and any other funds due Lender under the loan documents, (iii) intentional waste of the properties, (iv) environmental matters at the properties, (v) unauthorized transfers, unauthorized subordinate financing or other unauthorized voluntary liens on the properties, (vi) violation of special purpose entity covenants and (vii) filing of bankruptcy of any of the borrowers.

     Other Terms . Each of the mortgage loan facility, the mezzanine debt facility, if any, the Term Loan and the Anaheim Term Loan will contain customary representations and warranties and customary affirmative and negative covenants. Each of the mortgage loan facility, the mezzanine debt facility, if any, the Term Loan and the Anaheim Term Loan will also include customary events of defaults.

     Liability Cap. If Grand Prix Holdings and Merger Entity fail to consummate the merger, then our sole and exclusive remedy against Grand Prix Holdings, Merger Entity and Apollo and their respective representatives and affiliates for any breach, loss or damage is the termination of the merger agreement and the receipt of payment of an amount up to $50 million, the amount of the limited guarantee.

Limited Guarantee

     Concurrently with the execution of the merger agreement, Apollo delivered to us a limited guarantee, pursuant to which, among other things, Apollo is providing us with a limited guarantee of the payment and performance of Grand Prix Holdings’ payment obligations with respect to the financing-related reverse break-up fee, the non-financing-related reverse break-up fee and Grand Prix Holdings’ other payment obligations in connection with a termination of the merger agreement, up to a maximum amount of $50 million. The limited guarantee will remain in full force and effect until the earliest to occur of (i) the effective time of the merger, (ii) the termination of the merger agreement in accordance with its terms by mutual consent or under circumstances in which Grand Prix Holdings would not be obligated to pay a termination fee or make other payments under the merger agreement to us and (iii) April 15, 2009. The limited guarantee is our and our affiliates’ sole and exclusive recourse against Apollo in respect of any liabilities or obligations arising under, or in connection with, the merger agreement or the transactions contemplated thereby.

No Specific Performance

     We, the Partnership and Innkeepers Financial are not entitled to seek an injunction to prevent breaches of the merger agreement or to enforce specifically the terms of the merger agreement. Our, the Partnership’s and Innkeepers Financial’s sole and exclusive remedy with respect to any breaches of the merger agreement by Grand Prix Holdings and Merger Entity is recovery under the limited guarantee, except for in connection with any breaches of Grand Prix Holdings’ confidentiality obligations.

Amendment of the Limited Partnership Agreement of the Partnership

     At the effective time of the merger, the Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended, will be amended and restated in its entirety to provide, among other things, that each holder of common limited partnership units in the Partnership (other than Innkeepers Financial and Merger Entity) may, at its sole discretion and subject to certain eligibility requirements, elect to (A) continue as a limited partner of the Partnership after the merger, on terms and subject to conditions set forth in the amended partnership agreement, or (B) convert its units in the Partnership into the right to receive cash, without interest, in an amount equal to the product of (i) $17.75 multiplied by (ii) the number of common shares of the Company issuable upon exchange of each partnership unit in accordance with the terms of the partnership agreement as in effect on April 15, 2007 (the “Partnership Consideration”), or (C) continue as a limited partner pursuant to clause (A) with respect to some units and receive the Partnership Consideration in accordance with clause (B) with respect to the remainder of its units. For a more complete discussion of the provisions of the merger agreement regarding the amendment of the limited partnership agreement of the Partnership, see the section captioned “The Merger Agreement — Treatment of Units in the Partnership” on page [__].

No Dissenters’ Rights

     Under Maryland law, because our common shares were listed on the NYSE on the record date for determining those common shareholders entitled to notice of, and to vote at, the special meeting, appraisal or dissenters’ rights are not available to holders of our common shares in connection with the merger and the other transactions contemplated by the merger agreement. In addition, under Maryland law, the holders of our Series C Preferred shares do not have appraisal or dissenters’ rights in connection with the merger and the other transactions contemplated by the merger agreement.

Delisting and Deregistration of Our Common Shares and Series C Preferred Shares

     If the merger is completed, our common shares will no longer be traded on the NYSE and will be deregistered under the Exchange Act. We also expect our Series C Preferred shares to be delisted from the NYSE and deregistered under the Exchange Act. As a result, we expect that we will cease to be subject to the reporting obligations under the Exchange Act.

Legal Proceedings

     We, the Partnership and our other subsidiaries are not presently subject to any material litigation nor, to our knowledge, has any material litigation been threatened. We are a party to routine litigation and administrative proceedings arising in the ordinary course of business, most of which are expected to be covered by liability insurance and none of which, individually or in the aggregate, we expect will have a material effect on us.

Interests of Our Trustees and Executive Officers in the Merger

     In considering the recommendation of our board of trustees in connection with the merger, holders of our common shares should be aware that, as described below, some of our trustees and executive officers have interests in, and will receive benefits from, the merger that differ from, or are in addition to (and therefore may conflict with), the interests of our shareholders generally. These additional interests are described below. In addition, the number of our common shares and common limited partnership units in the Partnership owned by our trustees and some of our executive officers as of [______], 2007 appears below under the section captioned “Principal and Management Shareholders of The Company” on page [__]. Our board of trustees was aware of these interests and considered them in approving the merger.

Indemnification and Insurance

     The merger agreement provides that we, and following the merger, the surviving entity, will indemnify and hold harmless any person who is a trustee, director or officer of the Company or any of our subsidiaries at or prior to the effective time of the merger, in respect of certain matters arising prior to the effective time of the merger, to the full extent that a Maryland REIT is permitted to indemnify its own officers and trustees. The merger agreement further provides that, subject to certain limitations, for a period of six years after the effective time of the merger, Merger Entity, as the surviving entity, will maintain, with respect to actions and omissions occurring at or prior to the effective time of the merger, trustees’, directors’ and officers’ liability and fiduciary insurance policies having not less coverage and not less favorable terms than those maintained by the Company as of April 15, 2007, provided that the annual premiums for such policies are no more than 250% of the premiums paid by us for such coverage for fiscal year 2006. For a more complete discussion of these provisions of the merger agreement, see the section captioned “The Merger Agreement — Indemnification; Trustee, Director and Officer Insurance” on page [__].

Options

     Certain of our employees, including our executive officers and certain of our non-employee trustees, hold options to purchase our common shares, all of which are currently exercisable. In accordance with the terms of the merger agreement, any unexercised options to purchase our common shares will be exchanged for cash in an amount equal to the product of (1) the number of common shares such holder could have purchased (assuming full vesting) had such holder exercised such option in full immediately prior to the merger becoming effective and (2) the excess of $17.75 over the exercise price per share of such option, which cash payment shall be treated as compensation and shall be net of any withholding tax. As of [____], 2007, our executive officers and trustees held options to purchase an aggregate of [____] common shares with an aggregate value of $[____].

Restricted Shares; Performance Awards

     The restricted shares we have issued to certain of our executive officers and non-employee trustees as long-term incentive compensation are subject to forfeiture if certain holding periods are not met. As a result of the merger, any restrictions or forfeiture provisions will terminate or lapse and the restricted shares will be treated under the merger agreement in the same manner as our other common shares, including receipt of the per share merger consideration. The performance awards that may result in the issuance of our common shares or cash equivalents that we have issued to certain of our executive officers and non-employee trustees are subject to forfeiture if certain performance goals are not met. As a result of the merger, those performance goals are deemed to be met and the performance shares will be treated under the merger agreement in the same manner as our other common shares, including receipt of the per share merger consideration.

     Our executive officers and non-employee trustees will be entitled to receive the following amounts with respect to their existing restricted shares, performance-vesting shares and options to purchase our common shares upon completion of the merger, in each case assuming a closing date of the merger on June 30, 2007:

	Number of	Value of	Number of	Value of
	Options	Options	Restricted Shares	Restricted Shares

Jeffrey Fisher	240,000	$1,800,000	146,330	$2,597,358
Mark Murphy	-	-	35,820	635,805
Dennis Craven	-	-	38,961	691,558
Gerald
Goldsmith	-	-	-	-
Miles Berger	14,000	100,880	-	-
Jack DeBoer	15,000	118,442	-	-
Tom Crocker	16,000	123,029	-	-
Rolf Rufhus	12,000	94,040	-	-
Joel Zemans	10,000	86,940	-	-
Randall
Churchey	4,000	27,160	1,689	29,980

	Number of	Value of	Number of	Value of
	Performance	Performance	Common Share	Common Share
	Shares	Shares	Equivalents	Equivalents

Jeffrey Fisher	150,000	$2,662,500	225,000	$3,993,750
Mark Murphy	87,500	1,553,125	-	-

Change in Control Payments to Executive Officers

     We previously entered into employment agreements with each of Jeffrey Fisher and Mark Murphy, a severance agreement with Dennis Craven and an offer letter with Richard Mielbye.

     Mr. Fisher’s employment agreement provides that, if either we terminate or Mr. Fisher terminates his employment for any reason within six months before or 18 months after a change of control of Innkeepers, the payment to him of an amount equal to (1) 300% of his then-current annual salary, plus (2) 300% of the greater of (x) his average annual bonus for the three most recently ended fiscal years and (y) his annual bonus for the most recently ended fiscal year, plus (3) a pro rated bonus for the then-current fiscal year based on his annual bonus for the most recently ended fiscal year, plus (4) any other unvested, accrued or deferred compensation. The Company is also responsible for any excise taxes on “excess parachute payments” that may result from such payments. The merger would constitute a change of control for purposes of this agreement.

     Mr. Murphy’s employment agreement provides that, if either we terminate or Mr. Murphy terminates his employment for any reason within six months before or 18 months after a change of control of Innkeepers, he would receive (1) 250% of his annual salary, plus (2) 150% of the greater of (x) his average annual bonus for the three most recently ended fiscal years and (y) his annual bonus for the most recently ended fiscal year, plus (3) a pro rated bonus for the then-current fiscal year based on his annual bonus for the most recently ended fiscal year, plus (4) any other unvested, accrued or deferred compensation. The Company is also responsible for any excise taxes on “excess parachute payments” that may result from such change of control payments. The merger would constitute a change of control for purposes of this agreement.

     Mr. Craven’s severance agreement provides that if, within 18 months after a change of control of Innkeepers, we terminate Mr. Craven’s employment for any reason other than for “cause” (as defined in the agreement) or Mr. Craven terminates his employment for “good reason” (as defined in the agreement), he would receive (a) 150 % of (1) his then-current annual salary, plus (2) the greater of (x) his average annual bonus for the three most recently ended fiscal years and (y) his annual bonus for the most recently ended fiscal year, plus (b) a pro rated bonus for the then-current fiscal year based on his annual bonus for the most recently ended fiscal year (pursuant to an amendment to Mr. Craven’s severance agreement entered into on April 15, 2007) plus (c) any other unvested, accrued or deferred compensation. The Company also will be responsible for any excise taxes on “excess parachute payments” resulting from such change of control payments. The merger would constitute a change of control for purposes of this agreement.

     Mr. Mielbye’s offer letter with the Company, dated March 14, 2005, provides that if we terminate his employment without cause, he would receive a severance payout in the amount of his annual base salary, less appropriate payroll taxes and deductions.

     If Messrs. Fisher, Murphy, Craven and Mielbye were terminated as described above immediately following the effective time of the merger, they would be entitled to aggregate severance payments of $6,400,418, $1,976,877, $861,408 and $225,000, respectively, excluding any acceleration of unvested restricted shares, performance awards and share option settlements but including any applicable excise tax gross-up payments.

Innkeepers Hospitality Management

     Jeffrey Fisher is the sole shareholder of IHM, the company that manages all but one of our hotel properties. Mr. Fisher has entered into an agreement to sell his entire equity interest in IIHM to Merger Entity for $45 million upon consummation of the merger, in a manner consistent with the provisions of IHM’s existing contracts with us applicable on a change of control. It is expected that following the merger, our properties will be managed by a new company controlled by Mr. Fisher under a new contract or contracts that contain terms and conditions that are different in numerous material respects from the terms of the existing contracts with IHM. These different terms include (i) a right of the Company (as well as the management company) to terminate the management contract upon at least 30 days’ prior written notice without payment of a termination fee, (ii) a lower base management fee of 2.5% of revenues, and (iii) higher operating benchmarks that must be achieved in order for the new manager to earn an incentive management fee.

Conduct of the Company in the Event the Merger Is Not Consummated

     In the event the merger and the other transactions contemplated by the merger agreement are not completed for any reason, we expect to continue to operate as an independent entity.

THE MERGER AGREEMENT

     The following description summarizes the material provisions of the merger agreement. Shareholders should read carefully the merger agreement, which is attached as Exhibit A to this proxy statement.

     The merger agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about us. Such information can be found elsewhere in this proxy statement and in the other public filings we make with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

     The merger agreement contains representations and warranties which we, the Partnership and Innkeepers Financial, on the one hand, and Grand Prix Holdings and Merger Entity, on the other hand, have made to one another and are for the benefit of such parties only, and may not be relied upon by any other person. The assertions embodied in our and the Partnership’s representations and warranties are qualified by information in a confidential disclosure letter that we provided to Grand Prix Holdings and Merger Entity in connection with signing the merger agreement. While we do not believe that our disclosure letter contains information the securities laws require us to publicly disclose other than information that has already been so disclosed, the disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the merger agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since the representations and warranties are subject in important part to our underlying disclosure letter. Our disclosure letter contains information that has been included in our general prior public disclosures, as well as additional non-public information. Information concerning the subject matter of our representations and warranties may have changed since the date of the merger agreement, and subsequent information may or may not be fully reflected in our public disclosures.

The Merger

     Under the merger agreement, the Company will merge with and into Merger Entity, with Merger Entity continuing as the surviving entity. The closing date of the merger will be no later than the third business day after the closing conditions set forth in the merger agreement are satisfied or waived by us, the Partnership, Innkeepers Financial and Grand Prix Holdings and Merger Entity as applicable, or on such other date as agreed to in writing by the parties (but in no event before June 29, 2007 without the consent of Grand Prix Holdings and Merger Entity). The merger will become effective when the articles of merger have been accepted for record by the Maryland Department in accordance with Maryland law, or such later time as we and Grand Prix Holdings may agree and designate in the articles of merger in accordance with Maryland law (but not later than 30 days after such articles are accepted for record by the Maryland Department).

Merger Consideration to be Received by Holders of Our Common Shares

     At the effective time of the merger, each of our common shares issued and outstanding immediately prior to the effective time of the merger that is owned by us, the Partnership, Innkeepers Financial or our wholly-owned subsidiaries (other than, in each case, common shares in trust accounts, managed accounts, custodial accounts and the like that are beneficially owned by third parties) will automatically be cancelled and retired and shall cease to exist, and no payment shall be made with respect thereto.

     At the effective time of the merger, each of our common shares issued and outstanding immediately prior to the effective time of the merger (other than certain common shares held by us, the Partnership, Innkeepers Financial or our wholly-owned subsidiaries) will be converted into the right to receive the merger consideration, a cash payment of $17.75 per share, without interest and less any applicable withholding tax. The merger consideration is fixed and will not be adjusted based on changes in the price of our common shares prior to the effective time of the merger. All of our common shares, when so converted, will no longer be outstanding and will automatically be cancelled and retired and shall cease to exist, and each holder of our common shares will cease to have any rights with respect thereto, except the right to receive the merger consideration.

     Prior to the effective time of the merger, the parties to the merger agreement are obligated to use their reasonable best efforts to cause our common shares to be delisted from the NYSE and deregistered under the Exchange Act following the completion of the merger and the other transactions contemplated by the merger agreement, so that they will no longer be publicly traded. As a result, we expect that we will cease to be subject to the reporting obligations under the Exchange Act.

     In addition, at the effective time of the merger, each common share of Merger Entity issued and outstanding immediately prior to the effective time of the merger will remain outstanding as one issued and outstanding common share of beneficial interest of the surviving entity.

Treatment of Share Options, Restricted Shares and Performance Share Awards

     At the effective time of the merger, in connection with the merger and pursuant to the merger agreement, each outstanding option to purchase our common shares under our 1994 Share Incentive Plan, our Non-Employee Trustee's Share Incentive Plan and our Trustees' Share Incentive Plan (together, our “Option Plans”), whether or not then vested or exercisable, will be cancelled in exchange for the right to receive a cash payment in an amount equal to the product of (i) the number of common shares subject to the option and (ii) the excess, if any, of $17.75 over the exercise price per share of such option. All payments will be made net of any taxes required to be withheld by us or Grand Prix Holdings.

     At the effective time of the merger, all restricted share awards granted under our Option Plans will vest in full immediately prior to the effective time of the merger, the restrictions on such awards will terminate and such shares will be considered as outstanding common shares of the Company for all purposes of the merger agreement. Holders of such restricted share awards will receive a cash payment of $17.75 per share, without interest and less any applicable withholding tax.

     In connection with the merger, all awards of common shares of the Company or cash denominated in common shares of the Company, the vesting of which is subject to the achievement of certain performance goals (“Stock Performance Awards” and “Cash Performance Awards,” respectively) will vest and (i) our common shares of the Company underlying the Stock Performance Awards will be automatically converted into the right to receive a cash payment of $17.75 per share, without interest and (ii) the Cash Performance Awards will be converted into a right to receive a cash payment equal to the product of (A) $17.75 and (B) the number of common shares of the Company subject to such Performance Cash Award, in each case subject to any applicable withholding tax.

Treatment of Units in the Partnership

     At the effective time of the merger, the Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended, will be amended and restated in its entirety to provide, among other things, that each holder of common limited partnership units in the Partnership (other than Innkeepers Financial and Merger Entity) may, at its sole discretion, elect to (A) continue as a limited partner of the Partnership after the merger, on terms and subject to conditions set forth in the amended partnership agreement, or (B) convert its common limited partnership units in the Partnership into the right to receive cash, without interest, in an amount equal to the Partnership Consideration per such partnership units, or (C) continue as a limited partner pursuant to clause (A) with respect to some units and receive the Partnership Consideration in accordance with clause (B) with respect to the remainder of its units. However, any unitholder who (x) is entitled to receive an amount of cash equal to $250,000 or less, in the aggregate, in exchange for such units, (y) is not an “accredited investor” (as such term is defined in Rule 501(a) under the Securities Act) or (z) would not be eligible, in Grand Prix Holdings’ reasonable judgment (after being advised by outside counsel), based on Grand Prix Holdings’ (and such counsel’s) review of such unitholder’s responses to a questionnaire and such other customary matters as are reasonably taken into account by Grand Prix Holdings and its counsel, to continue as a limited partner of the Partnership without registration of the holder’s partnership units under the Exchange Act, the Securities Act or state securities or “blue sky” laws, will, in each of cases (x), (y) and (z), have no right to make an election to continue as a limited partner and will have its units converted into the right to receive the Partnership Consideration.

     After the effective time of the merger, continuing holders of common limited partnership units in the Partnership will hold Series D preferred limited partnership units of the Partnership with the following properties, with certain limitations as indicated in the amended partnership agreement:

•	the right to subsequently redeem all, but not less than all, of such units for the Partnership Consideration;

•	the right to receive a fixed distribution on a preferred basis, but not otherwise have a right to any distributions;

•	the right to receive cash in an amount equal to the applicable Partnership Consideration upon liquidation of the partnership;

•	the holders of such units will not be owed any fiduciary or any similar obligations by Innkeepers Financial;

•	the holders of such units will not have any governance, voting or consent rights, except the right to veto any amendment or modification to the partnership agreement (including pursuant to any merger, combination, reorganization, liquidation or other event) that changes their rights to payment or redemption as set forth therein;

•	the holders of such units will be allocated net taxable income in an amount not in excess of the amount of cash that is distributed to them, in each case, subject to the terms of the amended partnership agreement; and

•	at any point from and after the tenth anniversary of the effective time of the merger, the partnership will be permitted to redeem all, but not less than all, of such units for the Partnership Consideration.

     Additionally, the Partnership will permit any limited partners of the Partnership who elect to remain limited partners therein to guarantee indebtedness of the Partnership in the manner and to the extent they do so currently and to guarantee any replacement or refinanced indebtedness incurred by the Partnership; provided, that the Partnership may repay or refinance any of its indebtedness being guaranteed by such limited partners if the Partnership offers the affected holders an opportunity to guarantee other indebtedness on terms which are not materially adverse to such holders in comparison to the guarantee of the indebtedness repaid or refinanced.

     Each Series C preferred unit of the Partnership that is issued and outstanding immediately prior to the effective time of the merger will remain outstanding and held by Innkeepers Financial and will otherwise be unaffected by the merger and the other transactions contemplated by the merger agreement.

Series C Preferred Shares

     At the effective time of the merger, each Series C Preferred share of the Company issued and outstanding immediately prior to the effective time of the merger will automatically be converted into one 8.0% Series C Cumulative Preferred share of beneficial interest, par value $0.01 per share, of the surviving entity having preferences, rights, voting powers and restrictions identical to the Series C Preferred shares. The merger agreement does not affect the rights of holders of Series C Preferred shares to payment of dividends in accordance with the terms of our declaration of trust, as amended.

     Prior to the effective time of the merger, the parties to the merger agreement are obligated to use their reasonable best efforts to cause our Series C Preferred shares to be delisted from the NYSE and deregistered under the Exchange Act following the completion of the merger and the other transactions contemplated by the merger agreement, so that they will no longer be publicly traded. As a result, we expect that we will cease to be subject to the reporting obligations under the Exchange Act.

Payment Procedures

     On or before the effective time of the merger, Grand Prix Holdings will deposit with the exchange agent immediately available funds in the amount of the aggregate merger consideration payable to holders of our common shares (including restricted shares) and share options and plus the Partnership Consideration payable to certain holders of the Partnership’s common limited partnership units. As promptly as practicable, but in no event later than five business days after the effective time of the merger, the exchange agent will send a letter of transmittal to each such holder that will include detailed instructions on how such holder may exchange such holder’s common shares or common limited partnership units in the Partnership, as applicable, for the merger consideration or Partnership Consideration, as applicable. The exchange agent will pay our common shareholders who submit their duly completed letters of transmittal and their common share certificates and any other documents reasonably requested by the exchange agent or the surviving entity the merger consideration they are entitled to receive, net of any applicable withholding tax. The exchange agent will pay the holders of common limited partnership units of the Partnership who submit their completed unitholder letter of transmittal and any other documents reasonably requested by the exchange agent or the surviving entity the Partnership Consideration they are entitled to receive, net of any applicable withholding tax. No interest will be paid on any cash paid pursuant to the merger.

     None of Grand Prix Holdings, Merger Entity or the surviving entity or the Partnership or any of their representatives or affiliates will be liable to any holder of our common shares, common limited partnership units, options or performance awards for any part of the merger consideration, the option merger consideration or Partnership Consideration, as applicable, on such shares, options, awards or units after the time that applicable laws deem that such property has been abandoned or will escheat to a governmental entity. Immediately prior to the time any merger consideration that is unclaimed would be deemed abandoned or would escheat, such amounts will become the property of the surviving entity or the Partnership, as applicable, to the extent permitted by applicable law.

Representations and Warranties of the Company, the Partnership and Innkeepers Financial

     We, the Partnership and Innkeepers Financial have made certain customary representations and warranties to Grand Prix Holdings and Merger Entity, subject to exceptions disclosed in certain portions of our Form 10-K for the fiscal year ended December 31, 2006, our filings with the SEC made since the filing of such Form 10-K but prior to April 15, 2007, the disclosure letter provided to Grand Prix Holdings and Merger Entity and to certain qualifications for materiality set forth in the merger agreement. None of these representations and warranties will survive the effective time of the merger. These representations and warranties relate to, but are not limited to, the following:

•	the due organization, good standing (where applicable) and authority of the Company, the Partnership and each of our other subsidiaries;

•	the ownership of our subsidiaries and joint ventures;

•	our capital structure;

•	our and the Partnership’s authority to enter into the merger agreement and to complete the transactions contemplated by the merger agreement;

•	the absence of conflicts, or rights of termination as a result of the transactions contemplated by the merger agreement under any organizational document, loan, credit agreement, note or similar arrangement, joint venture arrangement, or any law or order;

•	the absence or receipt of required consents, approvals or authorizations of governmental authorities to complete the transactions contemplated by the merger agreement;

•	our compliance with the rules and regulations of the Securities and Exchange Commission and its reporting requirements;

•	the absence of certain changes or events since December 31, 2006;

•	the absence of undisclosed material liabilities;

•	the absence of defaults under any organizational documents, certain material agreements and laws;

•	our compliance with applicable laws and permits;

•	the absence of certain litigation;

•	tax matters, including REIT qualification matters;

•	our appropriate funding of pension and employee benefit plans and compliance with applicable regulations and other pension and benefits matters;

•	labor and employment matters;

•	matters with respect to intangible property;

•	the absence of violations or liabilities under environmental laws, and other environmental matters;

•	property interests, title and encumbrances, lawful use of property, zoning, leases, options on properties, our construction projects, the physical condition of our properties, and our franchise agreements;

•	insurance matters;

•	receipt of the opinions of Lehman Brothers and UBS described under the sections captioned “Opinion of Lehman Brothers Inc.” on page [__] and “Opinion of UBS” on page [__];

•	the vote of our common shareholders required to approve the merger;

•	matters with respect to broker’s and finder’s fees;

•	matters with respect to our material contracts;

•	inapplicability of state anti-takeover statutes;

•	matters with respect to related party transactions;

•	the inapplicability of the Investment Company Act of 1940;

•	the accuracy of information provided by us or any of our subsidiaries for use in this proxy statement;

•	the adequacy of our internal controls; and

•	matters with respect to the management agreements governing the management and operation of our properties.

Representations and Warranties of Grand Prix Holdings and Merger Entity to the Merger Agreement

     Grand Prix Holdings and Merger Entity have made certain customary representations and warranties to us, subject to customary qualifications for materiality set forth in the merger agreement. None of the representations and warranties will survive the effective time of the merger. These representations and warranties relate to, but are not limited to, the following:

•	their due organization and good standing;

•	their authorization to enter into the merger agreement and to complete the transactions contemplated by the merger agreement;

•	the absence of conflicts, or rights of termination as a result of the transactions contemplated by the merger agreement under their organizational documents, material contracts or any law or order;

•	the absence or receipt of required consents, approvals or authorizations of governmental authorities to complete the transactions contemplated by the merger agreement;

•	the accuracy of information provided by Grand Prix Holdings or any of its subsidiaries for use in this proxy statement;

•	the absence of certain litigation;

•	the ownership of our common shares by Grand Prix Holdings and Merger Entity;

•	that Grand Prix Holdings and Merger Entity were formed solely for the purpose of engaging in the transactions contemplated by the merger agreement and have engaged in no other business activities;

•	matters with respect to broker’s and finder’s fees;

•	matters related to the financing of the merger; and

•	the limited guarantee by Apollo of the payment and performance of Grand Prix Holdings’ payment obligations under the merger agreement.

Covenants Regarding Conduct of Our Business

     During the period from April 15, 2007 to the earlier of the termination of the merger agreement or the effective time of the merger, we, the Partnership and Innkeepers Financial have agreed, and have agreed to cause our subsidiaries, to (i) carry on our respective businesses in the usual, regular and ordinary course consistent with past practice and in compliance in all material respects with applicable law and our material contracts; (ii) to the extent consistent with the foregoing clause (i), use our commercially reasonable efforts to preserve intact in all material respects our current business organizations, goodwill, ongoing businesses and relationships with third parties, to keep available the services of our present officers and employees and to maintain our status and the status of each of our applicable subsidiaries as a REIT within the meaning of the Internal Revenue Code of 1986, as amended (which we refer to in this proxy statement as the “Code”); (iii) keep our insurance policies in full force and not make any material amendments related thereto except for renewals of such policies on commercially reasonable terms; and (iv) reasonably promptly notify Grand Prix Holdings of any written notice from any person alleging that the consent of such person is or may be required in connection with the merger or the other transactions contemplated by the merger agreement.

     Without limiting the generality of the foregoing, subject to certain exceptions disclosed to Grand Prix Holdings and Merger Entity in connection with the merger agreement, we, the Partnership and Innkeepers Financial have also agreed not to, and have agreed to cause our subsidiaries not to, without the advance written consent of Grand Prix Holdings (such consent not to be unreasonably withheld, conditioned or delayed), among other things:

•	declare, set aside for payment or pay any dividends on, or make any other actual, constructive or deemed distributions (whether in cash, shares, property or otherwise) in respect of, any of our shares, any of the partnership interests or any shares, stock or other equity interests in any of our subsidiaries, except for (i) the authorization and payment of required quarterly dividends with respect to outstanding Series C Preferred shares in accordance with the terms thereof as in effect on the date hereof, (ii) dividends or distributions that may be required in order to preserve our status as a REIT for U.S. federal income tax purposes or to avoid the imposition of corporate-level tax on us; provided, however, that the declaration and payment of any dividends or distributions contemplated by this clause (ii) with respect to (1) our common shares shall reduce the merger consideration dollar for dollar and (2) our partnership interests shall reduce the Partnership Consideration, dollar for dollar, and the determination of whether any such dividends or distributions are necessary shall be made by including the merger consideration as a dividend or distribution qualifying for the dividends paid deduction under Section 561 and 562 of the Code;

•	split, combine or reclassify or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for, any of our shares, any of the partnership interests or any shares, stock or other equity interests in any of our subsidiaries or issue or authorize the issuance of any securities in respect of, in lieu of or in substitution for such shares, partnership interests or shares, stock or other equity interests in any of our subsidiaries;

•	purchase, redeem (except for the redemption of partnership interests for cash or our common shares in accordance with the partnership agreement as in effect on the date of the merger agreement) or otherwise acquire any of our common shares, preferred shares, partnership interests in the Partnership or any other shares, stock, partnership interests or other equity interests in any of our subsidiaries or any options, warrants or rights to acquire, or security convertible into any of our common shares, partnership interests in the Partnership or any other shares, stock or other equity interests in any of our subsidiaries, except in connection with the use of our common shares or partnership interests to pay the exercise price or tax withholding obligation upon the exercise of an option to purchase our common shares as presently permitted under any of our Option Plans as in effect as of April 15, 2007;

•	classify or re-classify any of our unissued common shares, shares of stock, units, beneficial or other interests, any other voting or redeemable securities (including interests in the Partnership or other partnership interests) or stock based performance units of the Company or any of our subsidiaries (except as required or permitted under the partnership agreement of the Partnership and in connection with the exercise of an option to purchase our common shares as presently permitted under any of our Option Plans as in effect as of April 15, 2007 or the exchange of partnership interests in the Partnership for common shares in accordance with the partnership agreement);

•	authorize for issuance, issue, deliver, sell, grant, dispose of or pledge any of our common shares, shares of stock, units, beneficial or other interests, any other voting or redeemable securities (including interests in the Partnership or other partnership interests) or stock based performance units of the Company or our subsidiaries (except as required or permitted under the partnership agreement of the Partnership and in connection with the exercise of an option to purchase our common shares as presently permitted under any of our Option Plans as in effect as of April 15, 2007 or the exchange of partnership interests in the Partnership for common shares in accordance with the partnership agreement);

•	authorize for issuance, issue, deliver, sell, grant, dispose of or pledge any option or other right in respect of any of our common shares, shares of stock, units, beneficial or other interests, any other voting or redeemable securities (including interests in the Partnership or other partnership interests), or stock based performance units of the Company or our subsidiaries or any securities convertible into, or any rights, warrants or options to acquire, any such shares, units, beneficial or other interests, voting securities or convertible or redeemable securities (except as required or permitted under the partnership agreement of the Partnership and in connection with the exercise of an option to purchase our common shares as presently permitted under any of our Option Plans as in effect as of April 15, 2007 or the exchange of partnership interests in the Partnership for common shares in accordance with the partnership agreement);

•	amend or waive any option to acquire our common shares;

•	amend our declaration of trust or bylaws, or any other comparable organizational documents of any of our subsidiaries, except as contemplated by the merger agreement;

•	merge, consolidate or enter into any other business combination transaction, except as permitted by the non-solicitation provisions of the merger agreement; acquire (by merger, consolidation or acquisition) any corporation, partnership or other entity; or purchase any equity interest in or all or substantially all of the assets of any person, entity, division or business;

•	enter into, make or agree to make any commitment with respect to any capital expenditure individually in excess of $250,000 or in the aggregate in excess of $500,000 (provided that such aggregate sum shall be increased by $100,000 each calendar month from April 15, 2007), other than in accordance with our current capital expenditure plan or in connection with development activity conducted in the ordinary course of business consistent with past practice;

•	incur indebtedness (secured or unsecured) except for draws under our existing line(s) of credit for purposes of funding expenditures pursuant to our capital budgets and for working capital purposes in the ordinary course consistent with past practice or in connection with development activity conducted in the ordinary course of business consistent with past practice, provided that we will provide Grand Prix Holdings prompt notice of any such draws;

•	sell, mortgage, subject to lien (or, in the case of an involuntary lien, fail to initiate actions to have such lien removed within thirty (30) days of the creation thereof), lease (other than leases (other than ground leases) as landlord in the ordinary course of business) or otherwise dispose of any of our properties, including by the disposition or issuance of equity securities in an entity that owns one of our properties, except pursuant to a binding sales contract in existence on April 15, 2007;

•	sell, lease, mortgage, subject to lien or otherwise dispose of any of our personal or intangible property, except in transactions made in the ordinary course of business and which are not material, individually or in the aggregate, or in connection with sales of any of our properties pursuant to a binding sales contract in existence on April 15, 2007;

•	acquire any personal, intangible property or real property, except in transactions made in the ordinary course of business or in connection with permitted capital expenditures or development activity conducted in the ordinary course of business consistent with past practice;

•	except in connection with development activity conducted in the ordinary course of business consistent with past practice: (A) repurchase, accelerate, prepay, or assume any indebtedness or guarantee, endorse or otherwise become responsible for any indebtedness of another person or entity, (B) prepay, refinance or amend any existing indebtedness or make any payments in respect of any indebtedness other than scheduled interest and amortization payments, if any, required to be made under the agreements evidencing indebtedness of us, the Partnership or Innkeepers Financial, (C) make any loans, advances, capital contributions or investments in any other person or entity, other than the Company or any of our subsidiaries or (D) pledge or otherwise encumber our shares or any capital stock or securities in any of our subsidiaries;

•	make or rescind any material election relating to taxes (unless we reasonably determine, after prior consultation with Grand Prix Holdings, that such action is (i) required by law; or (ii) necessary or appropriate to preserve our status as a REIT under the Code or the partnership status of the Partnership or any other of our subsidiaries which files tax returns as a partnership for U.S. federal income tax purposes (in which case, we or the Partnership, as the case may be, will make such election in a timely manner and inform Grand Prix Holdings of such election)); provided that nothing in the merger agreement will preclude us from designating dividends we pay as “capital gain dividends” within the meaning of Section 857 of the Code;

•	enter into, or amend or modify any tax protection agreement, or take any action that would, or could reasonably be expected to, violate any tax protection agreement or otherwise give rise to any liability with respect thereto;

•	amend any tax return in any material respect;

•	fail to maintain our books and records in all material respects in accordance with GAAP consistently applied, except as may be required by the SEC, applicable law or GAAP (in which case, we will promptly inform Grand Prix Holdings of such changes);

•	change any of our methods, principles or practices of accounting in effect other than as required by GAAP or change any annual tax accounting period, except as may be required by the SEC, applicable law or GAAP (in which case, we will promptly inform Grand Prix Holdings of such changes);

•	settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to taxes, except in the case of settlements or compromises relating to taxes on real property or sales taxes in an amount not to exceed, individually or in the aggregate, $250,000, except as may be required by the SEC, applicable law or GAAP (in which case, we will promptly inform Grand Prix Holdings of such changes);

•	revalue in any material respect any of our assets, including writing-off accounts receivable, except as may be required by the SEC, applicable law or GAAP (in which case, we will promptly inform Grand Prix Holdings of such changes);

•	except in the ordinary course of business consistent with past practice in a manner that does not materially increase costs, adopt, amend or terminate any of our employee benefit plans or adopt any new employee benefit plan, incentive plan, severance agreement, bonus plan, compensation, special remuneration, retirement, health, life, disability, stock option or other plan, program, agreement or arrangement that would have constituted an employee benefit plan if it had been in existence on April 15, 2007;

•	grant any new stock appreciation rights, options to purchase our common shares, performance awards, restricted shares or any other equity-based awards;

•	enter into or amend any employment, severance, change in control, tax gross-up, deferred compensation or other similar agreement or arrangement;

•	grant any severance or termination pay, or any increase thereof, to any trustee, director, officer or employee, except payments made pursuant to written agreements or plans outstanding on April 15, 2007;

•	increase the number of our full-time permanent employees by an amount inconsistent with past practice;

•	terminate any employee, other than as would not result in any payment of or obligation to pay severance or termination pay in excess of $20,000 individually or $150,000 in the aggregate;

•	establish, pay, agree to grant or increase any bonus, stay bonus, retention bonus or any similar benefit under any plan, agreement, award or arrangement;

•	take any action to accelerate the vesting or payment, or fund or in any way secure the payment, of compensation or benefits under any employee benefit plan, to the extent not already provided in any such employee benefit plan;

•	pay, discharge, settle, compromise or satisfy any material litigation, including any shareholder derivative or class action claims, other than settlements or compromises for litigation providing solely for the payment of money damages where the amount paid (after giving effect to any insurance proceeds actually received or appropriate credits applied from self-insurance reserves) in settlement or compromise does not exceed $250,000 (provided that such aggregate sum will be increased by $100,000 each calendar month from April 15, 2007) in the aggregate, which provide for a complete release of the Company and each of our applicable subsidiaries of all claims and which do not provide for any admission of liability by us or any of our subsidiaries;

•	authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of our subsidiaries (other than the merger and the other transactions contemplated by the merger agreement);

•	fail to use our commercially reasonable efforts to maintain with financially responsible insurance companies insurance coverage substantially similar in all material respects to the insurance coverage maintained by us and our subsidiaries as of April 15, 2007;

•	modify, amend or change, in each case, in any material respect, or terminate, or waive compliance with the terms of or breaches under, or waive, release, assign or terminate any material rights or claims under, any material term of any material contract or enter into a new contract, agreement or arrangement that would have been a material contract if entered into prior to April 15, 2007, except in connection with development activity conducted in the ordinary course of business consistent with past practice;

•	fail to use our commercially reasonable efforts to comply or remain in compliance with all material terms and provisions of any agreement relating to any outstanding indebtedness of us or any of our subsidiaries;

•	fail to (A) duly and timely file all material reports, tax returns and other material documents required to be filed with all governmental entities and other authorities (including the NYSE), subject to extensions permitted by law, provided that we notify Grand Prix Holdings and its counsel that if we are availing ourselves of such extensions (except with regard to extensions for filing tax returns taken in the ordinary course consistent with past practice), and provided further that such extensions do not adversely affect our status as a qualified REIT under the Code or (B) cause all such reports and other documents to be complete and accurate in all material respects when filed;

•	fail to pay any material taxes or other material indebtedness when due;

•	pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, contingent or otherwise), other than (a) the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice or (b) in accordance with their terms;

•	amend the terms of any outstanding security of the Company or of any of our subsidiaries;

•	enter into any lease, sublease or amendment of any lease or sublease with respect to our headquarters;

•	commence construction of, or enter into any contract to develop or construct, any material real estate projects other than in connection with the continued development of sites by us, the Partnership or Innkeepers Financial pursuant to definitive contracts existing prior to April 15, 2007 or in connection with development activity conducted in the ordinary course of business consistent with past practice;

•	fail to comply in all material respects with the applicable requirements of the Sarbanes-Oxley Act;

•	adopt a shareholder rights plan; or

•	agree in writing or otherwise to take any action inconsistent with any of the foregoing.

Other Covenants

     We and the other parties to the merger agreement have agreed to various other covenants in the merger agreement. Some of these covenants are mutual, while others have been made either only by us, the Partnership and/or Innkeepers Financial or only by Grand Prix Holdings and/or Merger Entity.

     The mutual covenants include, but are not limited to:

•	cooperating to prepare this proxy statement and to have this proxy statement cleared by the SEC as promptly as practicable after it is filed with the SEC;

•	using commercially reasonable efforts to take or cause to be taken all actions, and to do or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to fulfill all conditions applicable to such party pursuant to the merger agreement and to consummate and make effective the merger and the other transactions contemplated by the merger agreement, including obtaining all necessary consents, waivers, approvals, and exemptions from governmental entities and other third parties and executing and delivering any additional documents necessary to complete the merger;

•	certain covenants relating to tax matters, including a covenant by Grand Prix Holdings and Merger Entity to not take or omit to take any action prior to the effective time of the merger that would or may jeopardize, or is inconsistent with, our status as a REIT or the status as a partnership of the Partnership or any of our subsidiaries that are organized and existing as partnerships or limited liability companies for tax purposes for any period;

•	subject to certain exceptions, consulting each other and obtaining the other party’s prior consent (not to be unreasonably withheld or delayed) before making any public announcement;

•	taking all necessary actions to eliminate or minimize the adverse effects of any takeover statute that is or becomes applicable to the merger agreement or the merger;

•	using reasonable best efforts to cause our common shares and Series C Preferred shares to be promptly delisted from the NYSE and deregistered under the Exchange Act following the effective time of the merger;

•	reasonably cooperating in amending the merger agreement to effect an alternative structure for the merger or any of the other transactions contemplated by the merger agreement if such alternative structure would provide incremental tax or other benefits to Grand Prix Holdings or Merger Entity or the investors therein and (a) would not reasonably be expected to impair or delay the ability of Grand Prix Holdings or Merger Entity to perform their respective obligations under the merger agreement or prevent the consummation by Grand Prix Holdings or Merger Entity of the merger or any of the other transactions contemplated by the merger agreement, (b) would not adversely affect, in any respect, the merger consideration, the consideration paid to holders of options to purchase our common shares or the Partnership Consideration, (c) would not adversely affect the tax consequences to us, our shareholders, the Partnership, holders of partnership interests in the Partnership, Innkeepers Financial or the holders of the options to purchase our common shares and (d) would not affect the delivery of any opinions or other actions required under the merger agreement as a condition to the obligations of the parties to effect the merger and the other transactions contemplated by the merger agreement, unless, in the case of Grand Prix Holdings and Merger Entity, such conditions are waived by Grand Prix Holdings in its sole discretion;

•	using reasonable best efforts to obtain certain third party consents; and

•	using reasonable best efforts to obtain the unanimous consent of the partners in the Partnership to the amendment of the partnership agreement at the effective time of the merger as contemplated by the merger agreement.

     The covenants that we, the Partnership and/or Innkeepers Financial made include, but are not limited to:

•	subject to our right to terminate the merger agreement and enter into a Superior Proposal (as defined in the section captioned “The Merger Agreement — No Solicitation” on page [__]) on the terms and conditions provided in the merger agreement, preparing and filing this proxy statement with the SEC and using commercially reasonable efforts to cause this proxy statement to be mailed to our shareholders at the earliest practicable date;

•	subject to our right to terminate the merger agreement and enter into a Superior Proposal on the terms and conditions provided in the merger agreement, holding a special meeting of our common shareholders to vote on the merger, the merger agreement and the other transactions contemplated by the merger agreement and using our reasonable best efforts to obtain the required common shareholder approval;

•	subject to our right to terminate the merger agreement and enter into a Superior Proposal on the terms and conditions provided in the merger agreement, recommending through our board of trustees that our common shareholders approve the merger, the merger agreement and the other transactions contemplated by the merger agreement at the special meeting, except to the extent our board has withdrawn such recommendation in accordance with the merger agreement;

•	providing Grand Prix Holdings and Merger Entity and their representatives with access to the properties, offices, books, contracts, personnel, records and other information of the Company and our subsidiaries;

•	using commercially reasonable efforts to cooperate with Grand Prix Holdings and Merger Entity in their efforts to secure debt financing for the transaction, including by (a) participating in meetings, drafting sessions and due diligence sessions, (b) assisting with the preparation of materials for rating agency presentations, bank information memoranda and similar documents required in connection with the debt financing (including execution and delivery of customary representation letters in connection therewith), (c) as promptly as practical, furnishing financial information as may reasonably be requested by Grand Prix Holdings and Merger Entity, (d) using reasonable best efforts to obtain accountants’ comfort letters, appraisals, surveys, engineering reports, title insurance and other documentation and items, (e) using reasonable best efforts to provide monthly financial statements, (f) executing and delivering any pledge and security documents or other certificates or documents as may be reasonably requested by Grand Prix Holdings and Merger Entity and otherwise reasonably facilitating the pledging of collateral, (g) cooperating in connection with the repayment or defeasance of any of our indebtedness or the indebtedness of any of our subsidiaries, including delivering pay-off, defeasance or similar notices, (h) permitting prospective lenders to evaluate our current assets, cash management and accounting systems and policies and procedures relating thereto for the purposes of establishing collateral arrangements, (i) establishing bank and other accounts and blocked account agreements and lock box arrangements in connection with the foregoing, (j) using best efforts to obtain waivers, consents, estoppels and approvals (without the obligation to spend any money doing so), (k) forming new subsidiaries and (l) transferring assets among our subsidiaries;

•	coordinating with Grand Prix Holdings and Merger Entity with regard to any shareholder or limited partner litigation relating to the merger or any other transactions contemplated by the merger agreement;

•	permitting Grand Prix Holdings and Merger Entity to market and solicit the purchase of our properties or other assets in one or more asset sales to be consummated simultaneously with or immediately prior to the merger but subject to the consummation of the merger; and

•	using commercially reasonable efforts to obtain a “payoff” letter acknowledging that, subject to certain limitations, any and all indebtedness of us, the Partnership, Innkeepers Financial and our subsidiaries will be released and discharged and we, the Partnership, Innkeepers Financial and our subsidiaries will be released from any and all material liabilities and obligations thereunder.

     The covenants Grand Prix Holdings and/or Merger Entity have made include, but are not limited to:

•	providing or causing the surviving entity to provide our employees who remain employed by Grand Prix Holdings, the surviving entity, the Partnership or any of their subsidiaries, for a period of not less than one year after the effective time of the merger, compensation and employee benefits (other than equity- based compensation) that are no less favorable in the aggregate than their compensation and benefits immediately before the effective time of the merger;

•	indemnifying us for any liabilities, losses or taxes suffered or incurred by us in connection with our cooperation with their financing and reimbursing us for all reasonable costs incurred by us in connection with such cooperation; and

•	using reasonable best efforts to take, or cause to be taken, all actions necessary or advisable to obtain financing for the merger on the terms of the equity and debt commitments provided to us; provided that Grand Prix Holdings and Merger Entity may replace or amend the debt financing commitments in certain circumstances.

No Solicitation

     Pursuant to the merger agreement, we, the Partnership, our subsidiaries and any of our respective equity holders, partners, employees, consultants, officers, directors, agents, attorneys, accountants, financial advisors, debt and equity financing sources and other representatives are prohibited from initiating, soliciting, knowingly encouraging (including by way of providing information) the submission of any inquiries, proposals or offers or any other efforts or attempts that constitute or may reasonably be expected to lead to, any “Acquisition Proposal” or engaging in any discussions or negotiations with respect thereto (other than to state only that we or they are not permitted to have discussions), or otherwise cooperate with or assist or participate in, or knowingly facilitate any such inquiries, proposals, offers, discussions or negotiations or approve or recommend, or publicly propose to approve or recommend, an Acquisition Proposal and from entering into any merger agreement, letter of intent, agreement in principle, share purchase agreement, asset purchase agreement or share exchange agreement, option agreement or other similar agreement relating to an Acquisition Proposal, or entering into any agreement or agreement in principle requiring us, the Partnership or Innkeepers Financial to abandon, terminate or fail to consummate the transactions contemplated by the merger agreement or breach our obligations thereunder or resolve, propose or agree to do any of the foregoing. The merger agreement also requires that we, the Partnership, Innkeepers Financial and our subsidiaries cease and cause to be terminated any solicitation, encouragement, discussion or negotiation with any person or entity conducted prior to the execution of the merger agreement with respect to any Acquisition Proposal and use our reasonable best efforts to cause to be returned or destroyed all confidential information provided or made available to such person or entity.

     Notwithstanding the above restrictions, if prior to receiving our common shareholder approval for the merger, the merger agreement and the other transactions contemplated by the merger agreement:

•	we receive a written Acquisition Proposal from a third party that our board of trustees believes in good faith to be bona fide;

•	we have not knowingly breached the no solicitation provision described above;

•	our board of trustees determines in good faith, after consultation with our financial advisors and outside counsel, that such Acquisition Proposal constitutes or is reasonably likely to lead to a “Superior Proposal”; and

•	after consultation with our outside counsel, our board of trustees determines in good faith that such action is necessary to comply with its duties to our shareholders under applicable law;

then we may (A) furnish information to the person or entity making such Acquisition Proposal and (B) participate in discussions or negotiations with the person or entity making such Acquisition Proposal with regard to the proposal. However, we, the Partnership and Innkeepers Financial:

•	have agreed not to, and cause our subsidiaries or representatives not to, disclose any non-public information to such person or entity without first entering into a confidentiality agreement with such person or entity with confidentiality and standstill provisions that are not materially less favorable in the aggregate to us than our confidentiality agreement with Apollo Investment Management, L.P.; and

•	must promptly provide or make available to Grand Prix Holdings and Merger Entity any non-public information concerning us, the Partnership, Innkeepers Financial or our subsidiaries provided or made available to such other person or entity which was not previously provided or made available to Grand Prix Holdings and Merger Entity.

     We, the Partnership, Innkeepers Financial and our subsidiaries have agreed not to enter into any confidentiality agreement with any person or entity except as described above. Additionally, as of April 15, 2007, we waived all standstill or similar provisions of any agreement, letter or understanding for our benefit or the benefit of any of our subsidiaries that would in any way prohibit any person or entity from making or otherwise facilitate the making of an Acquisition Proposal.

     For purposes of the merger agreement, “Acquisition Proposal” means any offer or proposal, or any indication of interest in making an offer or proposal, made by a person, entity or group at any time which is structured to permit such person, entity or group to acquire beneficial ownership of at least 15% of the assets of, equity interest in, or businesses of, the Company, the Partnership and our subsidiaries pursuant to a merger, consolidation or other business combination, sale of shares of capital stock, sale of assets, tender offer or exchange offer or similar transaction, including any single or multi-step transaction or series of related transactions, in each case other than the merger.

     For purposes of the merger agreement, “Superior Proposal” means any bona fide Acquisition Proposal (except the references in the definition thereof to “15%” are replaced by “two-thirds”) made in writing that (x) our board of trustees has determined in its good faith judgment (after consultation with our financial advisor and outside counsel and after taking into account all legal, financial, regulatory and other aspects of the proposal, including the financing terms thereof) is superior from a financial point of view to the merger agreement and (y) which our board of trustees has determined in good faith (after consultation with our financial advisor and outside counsel and after taking into account all legal, financial, regulatory and other aspects of the proposal) is reasonably capable of being consummated without undue delay (taking into account the financability of such proposal).

Recommendation Withdrawal/Termination in Connection with a Superior Proposal

     Pursuant to the merger agreement, we must promptly (within 24 hours) notify Grand Prix Holdings in the event that the officers or trustees of the Company or our subsidiaries or representatives receive:

•	any Acquisition Proposal or indication by any person or entity that it is considering making an Acquisition Proposal,

•	any request for information relating to us, the Partnership, Innkeepers Financial or our subsidiaries other than requests for information in the ordinary course of business and unrelated to an Acquisition Proposal or

•	any inquiry or request for discussions or negotiations regarding any Acquisition Proposal.

     We must notify Grand Prix Holdings promptly (within 24 hours) with the identity of such person or entity and provide a copy of such Acquisition Proposal, indication, inquiry or request (or, where no such copy is available, a description of such Acquisition Proposal, indication, inquiry or request), including any material modifications thereto. We must keep Grand Prix Holdings reasonably informed (orally and in writing) on a current basis (and in any event no later than 24 hours after the occurrence of any changes or developments) of the status of any Acquisition Proposal, indication, inquiry or request (including the material terms and conditions thereof and of any modification thereto), and any material developments (including through discussions and negotiations), including furnishing copies of any written inquiries, correspondence and draft documentation. Without limiting the foregoing, we must promptly (within 24 hours) notify Grand Prix Holdings orally and in writing if we determine to begin providing or making available information or to engage in discussions or negotiations concerning an Acquisition Proposal as permitted by the merger agreement.

     In addition, notwithstanding the above restrictions, our board of trustees may, at any time prior to obtaining our common shareholder approval for the merger, the merger agreement and the other transactions contemplated by the merger agreement if it determines in good faith, after consultation with outside counsel, that such action is necessary to comply with its duties to our shareholders under applicable law:

•	withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, its recommendation that our common shareholders approve the merger, the merger agreement and the other transactions contemplated by the merger agreement in a manner adverse to Grand Prix Holdings or Merger Entity;,

•	approve, recommend or endorse, or propose publicly to approve, recommend or endorse, any Acquisition Proposal, or make other statements that are reasonably calculated or expected to have the same effect, (we refer in this proxy statement to an action described in this item or the prior item as a change in board recommendation); and/or

•	if we receive an Acquisition Proposal which our board of trustees concludes in good faith, after consultation with outside counsel and its financial advisors, constitutes a Superior Proposal after giving effect to all adjustments to the terms of the merger agreement offered by Grand Prix Holdings, terminate the merger agreement pursuant to the relevant termination provision of the merger agreement (which includes payment of the $17 million break-up fee to Grand Prix Holdings) and simultaneously enter into an agreement with respect to such Superior Proposal;

provided, that our board of trustees may not terminate the merger agreement to enter into a Superior Proposal unless:

•	we, the Partnership and Innkeepers Financial have not knowingly breached any provision of no solicitation provisions described above;

•	we provided prior written notice to Grand Prix Holdings, at least 3 business days in advance of our intention to take such action with respect to the Superior Proposal, which notice must specify the material terms and conditions of the Superior Proposal (including the identity of the party making a Superior Proposal);

•	we have contemporaneously provided a copy of the relevant proposed transaction agreements with the party making a Superior Proposal and other material documents, including the definitive agreement with respect to a Superior Proposal; and

•	prior to making a change in board recommendation or terminating the merger agreement to enter into a definitive agreement with respect to a Superior Proposal, we and our financial and legal advisors negotiated with Grand Prix Holdings in good faith (to the extent Grand Prix Holdings desires to negotiate) during the 3 business days after notice was given to make adjustments in the terms and conditions of the merger agreement so that the Acquisition Proposal ceases to constitute a Superior Proposal.

     In the event of any material revisions to the Superior Proposal, we are required to deliver a new written notice to Grand Prix Holdings and to comply with the above requirements with respect to such new written notice.

Conditions to the Merger

     The parties’ obligations to complete the merger are subject to the conditions specified in the merger agreement. Some of the conditions are mutual, meaning that if the condition is not satisfied, none of the parties would be obligated to close the merger. In addition, the merger agreement includes additional conditions in favor of either Grand Prix Holdings and Merger Entity, on the one hand, or us, the Partnership and Innkeepers Financial, on the other hand, meaning that if the condition is not satisfied that party could waive it to the extent legally permissible and the other party would remain obligated to close the merger.

     The mutual conditions are:

•	approval of the merger, the merger agreement and the other transactions contemplated by the merger agreement by our common shareholders; and

•	absence of any temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the completion of the merger or any of the other transactions or agreements contemplated by the merger agreement.

     The additional conditions in favor of Grand Prix Holdings and Merger Entity, which can be waived to the extent legally permissible by such parties if they are not satisfied, are:

•	our representations and warranties and those of the Partnership and Innkeepers Financial contained in the merger agreement, in the case of representations and warranties relating to the capitalization of our common shares, being true and correct in all but de minimis respects, in the case of representations and warranties relating to interests in the Partnership, our authority to enter the merger agreement and consummate the merger and the waiver of certain antitakeover statutes, being true and correct in all material respects, and in the case of all other representations and warranties, being true and correct (without giving effect to any materiality or material adverse effect qualifier) except where the failure of any such representation or warranty to be so true and correct would not, individually or the aggregate, constitute a material adverse effect, as of April 15, 2007 and as of the closing of the merger as if made on and as of such date (except to the extent that any such representation or warranty, by its terms, is expressly limited to a specific date, in which case, as of such specific date);

•	performance in all material respects of our covenants and agreements and the covenants and agreements of the Partnership and Innkeepers Financial under the merger agreement at or prior to the effective time of the merger;

•	delivery to Grand Prix Holdings of certificates signed on our behalf by our chief executive officer and our chief financial officer as to the satisfaction of the above two conditions;

•	absence of any changes, events or circumstances subsequent to April 15, 2007 that would, individually or in the aggregate, constitute a material adverse effect on us, as described in the section captioned “The Merger Agreement — Definition of Material Adverse Effect” on page [__]; and

•	delivery to Grand Prix Holdings of a tax opinion of Hunton & Williams LLP, our tax counsel (or other counsel reasonably satisfactory to Grand Prix Holdings), dated as of the closing date of the merger, opining that we have been organized and have operated in conformity with the requirements for qualification as a REIT for all taxable periods commencing with the tax year ended on December 31, 1997, through and including our taxable year ending on the closing date of the merger.

     The additional conditions in our and the Partnership’s favor, which can be waived by us to the extent legally permissible if they are not satisfied, are:

•	the representations and warranties of Grand Prix Holdings and Merger Entity contained in the merger agreement, in case of representations and warranties qualified by materiality being true and correct, and in case of representations and warranties not qualified by materiality, being true and correct in all material respects, as of April 15, 2007 and as of the closing of the merger as if made on and as of such date (except to the extent that any such representation or warranty, by its terms, is expressly limited to a specific date, in which case, as of such specific date);

•	performance in all material respects of the covenants and agreements of Grand Prix Holdings and Merger Entity under the merger agreement at or prior to the effective time of the merger; and

•	delivery to us and the Partnership of certificates signed on behalf of Grand Prix Holdings and Merger Entity by an executive officer of Grand Prix Holdings as to the satisfaction of the above two conditions.

Termination

     The merger agreement may be terminated prior to the effective time of the merger, whether before or after the required common shareholder approval for the merger is obtained:

•	by mutual written consent of us and Grand Prix Holdings;

•	by Grand Prix Holdings, upon a breach of any representation, warranty, covenant or agreement on the part of us, the Partnership or Innkeepers Financial set forth in the merger agreement, or if any representation or warranty of us, the Partnership or Innkeepers Financial has become untrue, in either case such that one of the related conditions to the obligations of Grand Prix Holdings and Merger Entity to close the merger would be incapable of being satisfied by December 28, 2007 (we refer to this in this proxy statement as “Grand Prix Holdings’ condition failure termination right”);

•	by us, upon a breach of any representation, warranty, covenant or agreement on the part of Grand Prix Holdings or Merger Entity set forth in the merger agreement, or if any representation or warranty of Grand Prix Holdings or Merger Entity has become untrue, in either case such that one of the related conditions to the obligations of us, the Partnership or Innkeepers Financial to close the merger would be incapable of being satisfied by December 28, 2007 (we refer to this in this proxy statement as “our condition failure termination right”);

•	by either us or Grand Prix Holdings, if any judgment, injunction, order, decree or action by any governmental entity of competent authority preventing the consummation of the merger has become final and non-appealable;

•	by either us or Grand Prix Holdings, if the merger has not been consummated on or before December 28, 2007, unless the failure of the closing to occur by such date is due to the failure of the party seeking to terminate the merger agreement to perform or comply in all material respects with the covenants and agreements of such party hereto set forth in the merger agreement (we refer to this in this proxy statement as the “drop dead termination right”);

•	by either us or Grand Prix Holdings, if, upon a vote at the special meeting, our common shareholders do not vote to approve the merger, the merger agreement and the other transaction contemplated by the merger agreement (we refer to this in this proxy statement as the “no-vote termination right”);

•	by us, at any time prior to receipt of our common shareholders’ approval of the merger, the merger agreement and the other transactions contemplated by the merger agreement, our board of trustees authorizes us, subject to complying with the terms of the merger agreement as discussed in the section captioned “The Merger Agreement — Recommendation Withdrawal/Termination in Connection with Superior Proposal” on page [__], to enter into a binding written agreement concerning a Superior Proposal, provided that for the termination to be effective, we must pay the $17 million break-up fee to Grand Prix Holdings in accordance with the merger agreement, as discussed in the section captioned “The Merger Agreement — Break-up Fees and Expenses” on page [__] (we refer to this in this proxy statement as “our superior proposal termination right”); or

•	by Grand Prix Holdings, if:

o there is a change in board recommendation;

o we or our board of trustees (or any committee thereof) (A) approve, adopt or recommend any Acquisition Proposal or (B) approve or recommend, or enter into, or allow the Company, the Partnership, Innkeepers Financial or any of our subsidiaries to enter into, a written letter of intent, agreement in principle or definitive agreement for an Acquisition Proposal (except for any permitted confidentiality agreements as discussed in the section captioned “The Merger Agreement — No Solicitation” on page [__]);

o within five business days of a written request by Grand Prix Holdings (which request shall not be made on more then three occasions) for us to affirm our board of trustees’ recommendation that our common shareholders vote to approve the merger, the merger agreement and the other transactions contemplated by the merger agreement following the date any Acquisition Proposal or any material modification thereto is first published or sent or given to our shareholders, we fail to issue a press release that reaffirms such recommendation;

o we, the Partnership or Innkeepers Financial breach our obligation to call the special meeting under the merger agreement or knowingly breach any of our obligations under the no solicitation provisions of the merger agreement;

o we fail to include our board of trustees’ recommendation that our common shareholders vote to approve the merger, the merger agreement and the other transactions contemplated by the merger agreement in this proxy statement; or

o we or our board of trustees (or any committee thereof) authorizes or publicly proposes any of the foregoing

(we refer to this in this proxy statement as Grand Prix Holdings’ “response termination right”).

     A terminating party is required to provide written notice of termination to the other parties to the merger agreement, specifying with particularity the basis for such termination. If more than one reason to terminate the merger agreement is available, a terminating party may rely on any or all available reasons for any such termination.

Break-up Fees and Expenses

     Payable by the Company

     We have agreed to pay Grand Prix Holdings a break-up fee of $17 million, if:

•	we exercise our superior proposal termination right; or

•	Grand Prix Holdings exercises its response termination right.

     We have also agreed to pay Grand Prix Holdings the break-up fee of $17 million less any break-up expenses previously paid, if, within twelve (12) months after the merger agreement is terminated for one of the following reasons, we enter into a definitive agreement in respect of an Acquisition Proposal or a transaction in respect of an Acquisition Proposal is consummated (provided that, for purposes of this section, references to “15%” in the definition of the term “Acquisition Proposal” will instead be deemed as references to “50%”):

•	either Grand Prix Holdings or we exercised our no-vote termination right, and, at any time after April 15, 2007 and prior to our special meeting, such Acquisition Proposal (or an intention to make such Acquisition Proposal) had been publicly disclosed and not publicly withdrawn;

•	Grand Prix Holdings exercised its condition failure termination right and, at any time after April 15, 2007, such Acquisition Proposal (or an intention to make such Acquisition Proposal) had been publicly disclosed or otherwise communicated to our senior management or board of trustees and not publicly withdrawn; or

•	either Grand Prix Holdings or we exercised our drop dead termination right and, at any time after April 15, 2007 and prior to the termination of the merger agreement, such Acquisition Proposal had been publicly disclosed or otherwise communicated to our senior management or board of trustees and not publicly withdrawn.

     The payment described above will be made by wire transfer of same day funds, on the date of entry into the agreement in respect of the Acquisition Proposal, or, if earlier, consummation of the transaction in respect of the Acquisition Proposal.

     Additionally, we have agreed to reimburse Grand Prix Holdings for expenses up to $10 million representing Grand Prix Holdings’ and Merger Entity’s reasonable and documented out-of-pocket fees, costs and expenses (including all reasonable fees, costs and expenses of financing sources, counsel, accountants, investment bankers, experts and consultants to such parties and their affiliates) incurred by such parties or on their behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of the merger agreement, if:

•	Grand Prix Holdings exercises its condition failure termination right; or

•	either Grand Prix Holdings or us exercise our no-vote termination right.

     In addition, in the event of any termination of the merger agreement without fault by Grand Prix Holdings, all application fees paid by Grand Prix Holdings to franchisors in respect of the Company’s hotel franchise agreements will be reimbursed by the Company.

     Payable by Grand Prix Holdings

     Grand Prix Holdings has agreed to pay us a financing-related reverse break-up fee of $25 million, if:

•	the conditions to the obligation of Grand Prix Holdings and Merger Entity to close the merger have been satisfied;

•	Grand Prix Holdings fails to receive the proceeds of its expected debt financing or fails to receive the proceeds of any alternative financing; and

•	subsequently we exercise our condition failure termination right or either Grand Prix Holdings or we exercise our drop dead termination right (unless a $50 million non-financing-related reverse break-up fee is payable as described below).

     Grand Prix Holdings has agreed to pay us a non-financing-related reverse break-up fee of $50 million if we exercise our condition failure termination right due to the intentional breach of any representation, warranty, covenant or agreement by Grand Prix Holdings or Merger Entity.

     If Grand Prix Holdings and Merger Entity fail to consummate the merger, then our sole and exclusive remedy against Grand Prix Holdings, Merger Entity and Apollo and their respective representatives and affiliates for any breach, loss or damage is the termination of the merger agreement and the receipt of payment of an amount up to $50 million, the amount of the limited guarantee.

Amendment of the Merger Agreement

     The parties may amend the merger agreement in writing by action of their respective board of trustees or board of directors, or other comparable bodies, at any time before or after our common shareholders approve the merger, the merger agreement and the other transactions contemplated by the merger agreement and prior to the filing of the articles of merger with the Maryland Department, provided that after our common shareholders approve the merger, the merger agreement and the other transactions contemplated by the merger agreement, no amendment to, modification of or supplement to the merger agreement can be made that would require the approval of our common shareholders without obtaining such shareholder approval.

Indemnification; Trustee, Director and Officer Insurance

     The merger agreement provides that, in the event of any threatened or actual claim, action, suit, demand, proceeding, or investigation whether civil, criminal or administrative, including in which any person who is, has been or becomes prior to the effective time of the merger a trustee, director or officer of the Company or any of our subsidiaries (collectively, the “indemnified parties”) is, or is threatened to be, made a party based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that the person is or was a trustee, director, officer, employee or agent of the Company or one of our subsidiaries at or prior to the effective time of the merger, (ii) the person is or was serving at our request as a trustee, director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise at or prior to the effective time of the merger or (iii) the negotiation, execution or performance of the merger agreement, any agreement or document contemplated by or delivered in connection with the merger agreement or any of the transactions contemplated by the merger agreement, we and, after the effective time of the merger, the surviving entity will indemnify and hold harmless each indemnified party to the fullest extent that a Maryland REIT is permitted under applicable law to indemnify its own officers and trustees against any liability or expense incurred in connection with any of these claims or proceedings.

     The merger agreement also provides that all rights to indemnification existing in favor of, and all exculpations and limitations of personal liability of, the indemnified parties provided for in our organizational documents, as well as the specified indemnification agreements as in effect on April 15, 2007, with respect to matters occurring at or prior to the effective time of the merger, including the merger, will continue in full force and effect in accordance with their terms.

     The merger agreement further provides that, for a period of six years after the effective time of the merger, Grand Prix Holdings and the surviving entity will maintain in effect, with respect to actions and omissions occurring at or prior to the effective time of the merger, trustees’, directors’ and officers’ liability insurance and fiduciary insurance policies of not less than the existing coverage under, and having other terms not less favorable to the insured persons than, the trustees’, directors’ and officers’ liability insurance coverage maintained by us as of April 15, 2007, provided that, in satisfying such obligation, neither Grand Prix Holdings nor any of its subsidiaries is obligated to pay annual premiums in excess of 250% of the aggregate annual amount that we and our subsidiaries paid for such insurance coverage in fiscal year 2006, as disclosed to Grand Prix Holdings prior to the date of the merger agreement. We may, subject to the expense limits of the preceding proviso, prior to the effective time of the merger obtain and fully pay for a policy providing coverage for the indemnified parties with a claims period of at least six years from the effective time of the merger from an insurance carrier with the same or better credit rating as our current insurance carrier with respect to trustees', directors' and officers' liability insurance and fiduciary insurance policies with coverage equal to the existing coverage under, and having other terms equivalent to the terms under, the trustees', directors' and officers' liability insurance coverage presently maintained by us, in which case Grand Prix Holdings’ only obligation with regard to the insurance discussed in this paragraph will be to cause the surviving entity to comply with the terms of such policy.

     The provisions of the merger agreement described under this section captioned “Indemnification; Trustee, Director and Officer Insurance” are intended for the benefit of the indemnified parties and are enforceable by the indemnified parties.

Definition of Material Adverse Effect

     Under the merger agreement, a “material adverse effect” means, with respect to the Company, any change, event, effect, development or set of circumstances that, individually or when taken together with all other adverse changes, events, effects, developments or sets of circumstances that have occurred, (i) has had or would reasonably be expected to have a material adverse effect on the business, operations, condition (financial or otherwise, including assets and liabilities) of the Company and our subsidiaries, taken as a whole, or (ii) has had, or would reasonably be expected to have, a material adverse effect on the ability of the Company, the Partnership and Innkeepers Financial to timely consummate the merger and the other transactions contemplated by the merger agreement or to timely perform any of their respective obligations thereunder. However, any change, event, effect, development or set of circumstances arising out of or resulting from resulting from the following will not be considered a material adverse effect:

•	changes following April 15, 2007 in conditions (including changes in law or GAAP) affecting the real estate or hotel, lodging and hospitality industry generally, the United States of America or the global economy which do not affect the Company and our subsidiaries, taken as a whole, in a materially disproportionate manner relative to other companies operating in the same industries and geographies in which the Company, the Partnership and Innkeepers Financial operate;

•	the commencement, continuation or escalation following April 15, 2007 of a war, material armed hostilities or other material international or national calamity or act of terrorism directly or indirectly involving or affecting the Unites States of America which does not affect the Company and our subsidiaries, taken as a whole, in a materially disproportionate manner relative to other companies operating in the same industries and geographies in which the Company, the Partnership and Innkeepers Financial operate;

•	earthquakes, hurricanes, other natural disasters or acts of God following April 15, 2007 which do not affect the Company and our subsidiaries, taken as a whole, in a materially disproportionate manner relative to other companies operating in the same industries and geographies in which the Company, the Partnership and Innkeepers Financial operate; or

•	the announcement or performance of the merger agreement or the transactions contemplated thereby.

Regulatory Approvals

     No material federal or state regulatory approvals are required to be obtained by us or the other parties to the merger agreement in connection with the merger. To effect the merger, however, we must file articles of merger with the Maryland Department and such articles of merger and must be accepted for record by the Maryland Department.

MATERIAL FEDERAL INCOME TAX
CONSEQUENCES

     The following is a summary of certain anticipated material federal income tax consequences of the merger generally relevant to holders of our common shares, assuming that the merger is consummated as contemplated in the merger agreement and this proxy statement. This summary is based upon existing federal income tax law, including the Code, Treasury Regulations promulgated thereunder, judicial decisions and administrative rulings, all of which are subject to change or differing interpretations, possibly with retroactive effect. This summary does not discuss all aspects of federal income taxation which may be important to particular shareholders in light of their individual circumstances, such as common shares held by shareholders subject to special tax rules (e.g., financial institutions, insurance companies, partnerships or other pass-through entities (and persons holding their common shares through a partnership or other pass-through entity) broker-dealers, and tax-exempt organizations) or to persons that hold our common shares as part of a straddle, hedge, conversion, constructive sale, or other integrated transaction for federal income tax purposes or U.S. shareholders (as defined below) that have a functional currency other than the United States dollar, persons who are subject to the alternative minimum tax, or a person who holds more than 5% of our common shares, all of whom may be subject to tax rules that differ significantly from those summarized below. In addition, this summary does not discuss any foreign, state, or local tax considerations. This summary assumes that shareholders will hold their common shares as “capital assets.” Each shareholder is urged to consult his or her tax advisor regarding the federal, state, local, and foreign income and other tax consequences of the merger and the other transactions contemplated by the merger agreement.

     For purposes of this summary, a “U.S. shareholder” is a beneficial owner of common shares that is, for federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a corporation or other entity created in, or organized under the law of, the United States or any state or political subdivision thereof, (iii) an estate the income of which is includible in gross income for federal income tax purposes regardless of its source or (iv) a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all substantial decisions of the Company or (B) that was in existence on August 20, 1996, was treated as a United States person on the previous day, and elected to continue to be so treated. A shareholder that is not a U.S. shareholder is referred to in this proxy statement as a “non-U.S. shareholder.”

     If a partnership, including for this purpose any entity that is treated as a partnership for federal income tax purposes, holds common shares, the tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. A shareholder that is a partnership and the partners in such partnership should consult their tax advisors about the federal income tax consequences of the merger and the other transactions contemplated by the merger agreement.

     THIS FEDERAL INCOME TAX DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY AND MAY NOT ADDRESS ALL TAX CONSIDERATIONS THAT MAY BE SIGNIFICANT TO YOU. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN LAWS.

Consequences to Us of the Merger

     We will treat the merger as if we had sold all of our assets to Grand Prix Holdings in exchange for the merger consideration and then made a liquidating distribution of the merger consideration to our shareholders in full redemption of our common shares. Since as a REIT we are entitled to receive a deduction for liquidating distributions and we anticipate that our deemed liquidating distribution will exceed our taxable income recognized as a result of the merger, we anticipate that we will not be subject to federal income tax on any gain recognized in connection with the merger and the other transactions contemplated by the merger agreement.

Consequences to U.S. Shareholders

     General. The merger will be treated as a taxable sale by shareholders of their common shares of the Company in exchange for the merger consideration. As a result, a U.S. shareholder will recognize gain or loss equal to the difference, if any, between the amount of cash received in the merger and the shareholder’s adjusted tax basis in our common shares exchanged. Generally, any gain or loss recognized should be capital gain or loss and will constitute long-term capital gain or loss if the U.S. shareholder has held our common shares for more than one year as of the effective time of the merger. If a U.S. shareholder holds blocks of shares which were acquired separately at different times or prices, such shareholder must separately calculate its gain or loss for each block of shares. The deductibility of a capital loss recognized in the exchange is subject to limitations under the Code.

     Special Rule for U.S. Shareholders Who Have Held Shares Less than Six Months. A U.S. shareholder who has held our common shares for less than six months at the effective time of the merger, taking into account the holding period rules of section 246(c) (3) and (4) of the Code, and who recognizes a loss on the exchange of common shares in the merger, generally will be treated as recognizing a long-term capital loss to the extent of any capital gain dividends received from us, or such shareholder’s share of any designated retained capital gains, with respect to those common shares.

     Unrecaptured Section 1250 Gain. The Internal Revenue Service of the United States, which we refer to in this proxy statement as the “IRS,” has the authority to prescribe regulations that would apply a capital gain tax rate of 25%, which is generally higher than the long-term capital gain tax rates for noncorporate shareholders, to the portion, if any, of the capital gain realized by a noncorporate shareholder on the sale of REIT shares to the extent that such gain is attributable to the REIT’s “unrecaptured Section 1250 gain.” The IRS has not yet issued such regulations, but it may issue regulations that apply to the merger retroactively.

Consequences to Non-U.S. Shareholders

     General. Non-U.S. shareholders generally will be required to compute the amount of their recognized capital gain or loss with respect to their shares of our common shares calculated in the same manner as U.S. shareholders. However, the manner in which a non-U.S. shareholder’s capital gain or loss will be taxed will depend on the treatment of the merger for purposes of the Foreign Investment in Real Property Tax Act of 1980, which we refer to in this proxy statement as “FIRPTA.” In particular, the consequences to a non-U.S. shareholder will depend on whether its receipt of the merger consideration will be taxed under the provisions of FIRPTA governing sales of REIT shares, consistent with the treatment of the merger and the other transactions contemplated by the merger agreement and the as a sale of shares for purposes of determining the tax consequences to U.S. shareholders, or whether its receipt of the merger consideration will be taxed under the provisions of FIRPTA governing distributions from REITs. The provisions governing distributions from REITs could apply because, for federal income tax purposes, the merger will be treated as a sale of our assets followed by a liquidating distribution from us to our shareholders of the proceeds from the asset sale. Current law is unclear as to which provisions should apply, and both sets of provisions are discussed below. As the following discussion indicates, the provisions governing the taxation of distributions by REITs are less favorable to non-U.S. shareholders. Accordingly, we urge non-U.S. shareholders to consult with their tax advisors regarding the proper treatment of the merger and the other transactions contemplated by the merger agreement under FIRPTA. A non-U.S. shareholder is urged to consider selling its shares prior to the merger in order to be subject to the generally more favorable provisions that govern the tax consequences of a sale of REIT shares rather than the generally less favorable provisions that apply to distributions by REITs.

     U.S. Taxation if Taxed as a Sale of Shares. Non-U.S. shareholders will recognize gain or loss equal to the difference in the amount of cash received in the merger and the shareholder’s adjusted tax basis in our common shares exchanged. Subject to the discussion below regarding the treatment of some of the merger proceeds as a distribution, a non-U.S. shareholder should not be subject to federal income taxation on any gain recognized, unless (1) the gain is effectively connected with a U.S. trade or business of the non-U.S. shareholder, (2) that shareholder is an individual who has been present in the U.S. for 183 days or more during the taxable year of disposition and certain other conditions are satisfied, or (3) that shareholder’s common shares constitute a “U.S. real property interest,” or “USRPI,” within the meaning of FIRPTA.

     A non-U.S. shareholder’s common shares will constitute a USRPI if (1) we are not a “domestically-controlled qualified investment entity” at the effective time of the merger and (2) the selling non-U.S. shareholder owns (after application of certain constructive ownership rules) more than five percent (5%) of our common shares (based on the fair market value of our common shares) at any time during the five years preceding the sale or exchange. We will be a domestically controlled qualified investment entity at the effective time of the merger if non-U.S. shareholders held less, directly or indirectly, than 50% of the value of our outstanding equity interests at all times during the 5 year period ending with the effective time of the merger. We believe that we are a domestically-controlled qualified investment entity and that our common shares are not USRPIs. No assurances, however, can be given that the actual ownership of our outstanding equity interests has been or will be sufficient for us to qualify as a domestically-controlled qualified investment entity at the effective time of the merger.

     In addition, our common shares will not constitute a USRPI if (a) as of the effective date of the merger, we did not hold any USRPIs and (b) all of the USRPIs held by us during the five-year holding period ending with the effective time of the merger were disposed of in transactions in which the full amount of the gain (if any) was recognized. The application of this rule in a transaction such as the merger is not entirely clear.

     If a non-U.S. shareholder’s common shares constitute a USRPI within the meaning of FIRPTA or if the gain from the merger is otherwise effectively connected with a U.S. trade or business of the non-U.S. shareholder, that shareholder will be subject to federal income tax generally at regular capital gains rates with respect to that gain. In addition, the non-U.S. shareholders that are corporations may be subject to the 30% branch profits tax.

     If the non-U.S. shareholder is an individual who has been present in the U.S. for 183 days or more during the taxable year of disposition and certain other conditions are satisfied, that shareholder will be subject to a 30% tax on his capital gains.

     U.S. Taxation if Taxed as a Distribution. The discussion above assumes that non-U.S. shareholders will be treated as selling their common shares for purposes of the FIRPTA provisions of the Code. It is possible that the IRS could contend that, under the FIRPTA provisions of the Code, some portion of the merger proceeds were received in a distribution from us rather than on a sale of common shares. If the IRS were successful, a non-U.S. shareholder who owned (after application of certain constructive ownership rules) more than five percent (5%) of our common shares (based on the fair market value of our common shares) at any time during the 1-year period ending on the date on which the merger consideration is distributed would be subject to federal income tax at capital gain rates on the merger consideration to the extent the distribution was attributable to gain that we recognized from the sale of USRPIs (including the disposition of our interest in the Partnership as part of the merger). This tax would apply regardless of whether or not (1) the non-U.S. shareholder conducted a U.S. trade or business, (2) the non-U.S. shareholder was present in the U.S. for 183 days or more during the taxable year of disposition, or (3) our common shares constituted a USRPI. As described above, it is unclear whether the receipt of the merger consideration will be treated as a sale or exchange of our common shares or as a distribution from us that is attributable to gain from the deemed sale of our U.S. real estate assets in the merger. To avoid potential liability to the IRS, we intend to treat the merger consideration as a distribution from us. Accordingly, we intend to withhold federal income tax at a rate of 35% from the portion of the merger consideration that is, or is treated as, attributable to the gain from the sale of U.S. real property interests unless the non-U.S. shareholder owns (after application of certain constructive ownership rules) less than five percent (5%) of our common shares (based on the fair market value of our common shares), in which case we intend to withhold federal income tax at a 30% rate unless reduced by an applicable income tax treaty and the non-U.S. shareholder provides us with an applicable Form W-8.

     Income Tax Withholdings. Under certain circumstances, including if the receipt of the merger consideration is properly treated as a sale or exchange of our common shares, a non-U.S. shareholder may be entitled to a refund or credit against the shareholder’s U.S. tax liability with respect to the amount withheld, provided that required information is furnished to the IRS on a timely basis. Non-U.S. shareholders should consult their own tax advisors regarding withholding tax considerations.

     Treaties. An applicable income tax treaty may modify certain of these consequences for a non-U.S. shareholder eligible for treaty benefits. Non-U.S. shareholders should consult with their tax advisors regarding application of such a treaty.

Consequences to Holders of Our Series C Preferred Shares

     The merger will be treated as a taxable transaction to holders of our Series C Preferred shares. The federal income tax consequences to holders of our Series C Preferred shares generally will be the same as the consequences to holders of our common shares described above, except that the capital gain or loss recognized by a holder of our Series C Preferred shares will be measured by the difference between the holder’s adjusted tax basis in the Series C Preferred shares exchanged and the fair market value of the Series C Preferred shares of the surviving entity received by the holder. Holders of Series C Preferred shares are urged to consult with their tax advisors with respect to the tax consequences to them of the merger and the other transactions contemplated by the merger agreement.

PROPOSAL NO. 2: ADJOURNMENT OF THE SPECIAL MEETING

The Adjournment Proposal

     If the number of our common shares present or represented and voting in favor of Proposal No. 1 (regarding approval of the merger, the merger agreement and the other transactions contemplated by the merger agreement) is insufficient to approve that proposal under Maryland REIT law, we intend to move to adjourn the special meeting in order to enable our board of trustees to solicit additional proxies in respect of such proposal. In that event, we will ask our common shareholders to vote only upon the adjournment proposal, and not Proposal No. 1.

     In this proposal, we are asking you to authorize the holder of any proxy solicited by our board of trustees to vote in favor of granting discretionary authority to the proxy holder or attorney-in-fact to adjourn the special meeting for the purpose of soliciting additional proxies. If our common shareholders approve the adjournment proposal, we could adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from common shareholders that have previously returned properly executed proxies or authorized a proxy by using the Internet or a toll-free telephone number. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against the merger to defeat that proposal, we could adjourn the special meeting without a vote on the merger, the merger agreement and the other transactions contemplated by the merger agreement and seek to convince the holders of those shares to change their votes to votes in favor of the merger, the merger agreement and the other transactions contemplated by the merger agreement. Additionally, we may seek to adjourn the special meeting if a quorum is not present at the special meeting.

Vote Required and Board Recommendation

     Approval of the proposal to adjourn the special meeting for the purpose of soliciting additional proxies, if necessary, requires a majority of the votes cast on the proposal. No proxy that is specifically marked “AGAINST” the merger will be voted in favor of the adjournment proposal, unless it is specifically marked “FOR” the proposal to adjourn the special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies.

     Our board of trustees believes that if the number of common shares present or represented at the special meeting and voting in favor of approval of the merger is insufficient to approve that proposal, it is in the best interests of the Company and our shareholders to enable our board of trustees to continue to seek to obtain a sufficient number of additional votes in favor of approval of the merger to bring about its approval.

     Our board of trustees recommends that you vote “FOR” the proposal to adjourn the special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies.

MARKET PRICE AND DIVIDEND DATA

     Our common shares are traded on the NYSE under the symbol “KPA.” This table shows, for the periods indicated, the range of high and low per share sales prices for our common shares as quoted on the NYSE (rounded to the nearest cent), and the quarterly cash dividends declared per share for the periods indicated.

	High	Low	Dividend

Year ended December 31, 2005
First Quarter ....................................................................................................................................................................................	14.24	12.13	$0.06
Second Quarter ................................................................................................................................................................................	14.94	12.50	$0.10
Third Quarter ...................................................................................................................................................................................	16.14	14.82	$0.15
Fourth Quarter .................................................................................................................................................................................	17.93	14.68	$0.15
Year ended December 31, 2006

First Quarter ................................................................................................................................................................................................	18.15	16.05	$0.15
Second Quarter ...........................................................................................................................................................................................	17.36	15.28	$0.15
Third Quarter ..............................................................................................................................................................................................	17.44	16.00	$0.20
Fourth Quarter ............................................................................................................................................................................................	17.19	15.17	$0.23
Year ended December 31, 2007
First Quarter ................................................................................................................................................................................................	17.31	15.23	$0.23
Second Quarter (through [______], 2007) .............................................................................................................................................	[____]	[____]	—

     The following table sets forth the closing per share sales price of our common shares, as reported on the NYSE on April 13, 2007, the last full trading day before the public announcement of the merger, and on [______], 2007, the latest practicable trading day before the printing of this proxy statement:

KPA Common Share Closing Price

April 13, 2007 ...	$16.45
[______], 2007 ...	$[____]

     The $17.75 cash per share merger consideration represents an approximate 8% premium over the closing price of our common shares on April 13, 2007.

PRINCIPAL AND MANAGEMENT SHAREHOLDERS OF THE COMPANY

     The following table sets forth common share ownership information, as of April 15, 2007, regarding (a) each trustee, (b) each executive officer, (c) all trustees and executive officers as a group and (d) each person known to the Company that beneficially owns 5.0% or more of the Company’s outstanding common shares. Unless otherwise indicated, the shares are owned directly and the indicated person has sole voting and investment power. Unless otherwise indicated, the address for each individual listed below is c/o Innkeepers USA Trust, 340 Royal Poinciana Way, Suite 306, Palm Beach, FL 33480.

AMOUNT AND
NATURE
	OF	PERCENT
	BENEFICIAL	OF
	OWNERSHIP (1)	CLASS (1)
Jeffrey H. Fisher	2,029,432(2)	4.2%
Dennis M. Craven	46,211(3)	*
Mark A. Murphy	230,695(4)	*
Richard A. Mielbye	17,437(5)	*
Miles Berger	30,500(6)	*
Randall L. Churchey	15,437(7)	*
Thomas J. Crocker	24,660(8)	*
Jack P. DeBoer	37,348(9)	*
C. Gerald Goldsmith	15,500	*
Rolf E. Ruhfus	70,376(10)	*
Joel F. Zemans	24,402(11)	*
The Vanguard Group, Inc.	2,820,558(12)	6.0%
100 Vanguard Blvd.
Malvern, PA 19355
Barclays Global Investors, NA	3,105,524(13)	6.6%
45 Fremont Street
San Francisco, CA 94105
JP Morgan Chase & Co.	4,501,295(14)	9.5%
270 Park Ave., 39th Floor
New York, NY 10017

All trustees and executive officers as a group
	2,541,998(2)-(11)	5.2%
* Represents less than 1% of our outstanding common shares.

1.	For each named person, assumes that (a) all units of limited partnership interest in the Partnership held by the named person are redeemed for our common shares, (b) the named person exercised all options to acquire our common shares held by him which are currently exercisable or which become exercisable on or before April 1, 2007 (without regard to whether the options were or are in-the- money) and (c) our common shares deferred under our executive deferred compensation plan are beneficially owned for purposes of this table. The total number of our common shares used in calculating the percent of class owned by each named person assumes that none of (x) the limited partnership interests in the Partnership held by other persons are redeemed and (y) the options held by other persons are exercised. Outstanding limited partnership interest in the Partnership may be tendered for redemption by the limited partners on a one-for-one basis for our common shares, or at the election of the Company an equivalent amount of cash (“Redemption Rights”). Restricted shares typically are subject to a vesting schedule, and unvested restricted shares are generally subject to forfeiture if the owner ceases employment with, or to serve as a trustee of, the Company. Restricted shares, whether vested or unvested, are included in the totals for each named officer and trustee.

2.	Includes (A) 165,080 of our unvested restricted common shares, (B) 413,595 of our common shares issuable upon exercise of Redemption Rights and (C) 240,000 of our common shares issuable upon the exercise of options. Mr. Fisher disclaims beneficial ownership of 37,182 of our common shares issuable upon exercise of Redemption Rights, which relate to interests held by persons who are not affiliates of Mr. Fisher in entities he controls. Also includes 375,000 of our common shares or equivalents that may be issued to Mr. Fisher under performance awards granted to him in 2005, which will be issued if the Company achieves certain performance thresholds over a specified measuring period. A total of 730,807 of our common shares and 161,540 limited partnership interests in the Partnership are pledged to secure repayment of loans from unaffiliated lenders.

3.	Includes 38,961 of our unvested restricted common shares and 6,250 of our common shares deferred under our executive deferred compensation plan. Mr. Craven is not entitled to vote shares held by the deferred compensation plan, but the Company pays an amount equal to the dividends that would otherwise be payable on such common shares, which Mr. Craven can elect to defer or receive when paid.

4.	Includes 42,070 of our unvested restricted common shares and 32,000 of our common shares deferred under our executive deferred compensation plan. Mr. Murphy is not entitled to vote shares held by the deferred compensation plan, but the Company pays an amount equal to the dividends that would otherwise be payable on such common shares, which Mr. Murphy can elect to defer or receive when paid. Also includes 87,500 of our common shares that may be issued to Mr. Murphy under performance awards granted to him in 2005, if the Company achieves certain performance thresholds over a specified measuring period.

5.	Includes 16,187 of our unvested restricted common shares.

6.	Includes 14,000 of our common shares issuable upon the exercise of options.

7.	Includes 1,689 of our unvested restricted common shares and 4,000 of our common shares issuable upon the exercise of options.

8.	Includes 16,000 of our common shares issuable upon the exercise of options.

9.	Includes 15,000 of our common shares issuable upon the exercise of options.

10.	Includes 27,276 of our common shares issuable upon the exercise of redemption rights and 12,000 of our common shares issuable upon the exercise of options.

11.	Includes 10,000 of our common shares issuable upon the exercise of options. Does not include 1,000

Series C Preferred shares owned by Mr. Zemans.

12.	Based on information contained in a Schedule 13-G/A dated February 14, 2007, and filed with the SEC by The Vanguard Group, Inc. The Schedule 13G states that The Vanguard Group, Inc. beneficially owns and has the sole dispositive power with respect to 2,820,558 of our common shares.

13.	Based on information contained in a Schedule 13G dated January 31, 2007 and filed with the SEC by Barclays Global Investors, NA (and its affiliates). The Schedule 13G states that our common shares reported are held in trust accounts for the economic benefit of the beneficiaries of those accounts.

14.	Based on information contained in a Schedule 13G/A dated February 5, 2007 and filed with the SEC by JP Morgan Chase & Co. The Schedule 13G states that (A) JP Morgan Chase & Co. is the beneficial owner of our common shares on behalf of other persons known to have one or more of the following: (i) the right to receive dividends; (ii) the power to direct the receipt of dividends; (iii) the right to receive the sale proceeds; and (iv) the right to direct the receipt of sale proceeds; and (B) no such person is known to have an interest in more than 5% of our common shares.

OTHER MATTERS

     Pursuant to our bylaws, no other business is permitted to be transacted at the special meeting of our common shareholders. We currently know of no other business that will be presented for consideration at the special meeting.

SHAREHOLDER PROPOSALS

     If we complete the merger, we will hold no further annual meetings. If we do not complete the merger when currently anticipated, we intend to hold our subsequent annual meeting in May 2008 or shortly thereafter. Our board of trustees will present shareholder proposals at the 2008 annual meeting of shareholders, if one is held, provided that such proposals are submitted by eligible shareholders who have complied with the relevant regulations of the SEC regarding such proposals, and with requirements of our bylaws. A copy of our bylaws is available upon written request addressed to our Secretary. Shareholder proposals intended to be submitted for presentation at our 2008 annual meeting of shareholders must be made in writing and must be received by us at our executive office no more than 90 days before the one-year anniversary of the annual meeting and no less than 60 days before the one-year anniversary of the annual meeting.

“HOUSEHOLDING” OF PROXY STATEMENT

     The Company may deliver only one copy of this proxy statement to multiple shareholders sharing the same address unless we have received contrary instructions from one or more of the households. This delivery method, known as “householding,” saves us printing and mailing costs. If you are a registered shareholder and did not receive an individual copy of this proxy statement and you would like separate copies, or if you would like to receive copies of our future proxy statements and annual reports, please contact our Investor Relations department in writing at 340 Royal Poinciana Way, Suite 306, Palm Beach, FL 33480, by telephone at (561) 835-1800, or through the Internet at www.innkeepersusa.com. If your shares are held through a broker and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact such broker or bank.

     Also, if you own our shares in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of this proxy statement. To assist us in saving money and to provide you with better shareholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting our transfer agent, Computershare Investor Services LLC, by telephone at (877) 360-5362 or in writing at Computershare Investor Services LLC, 2 North LaSalle Street, Chicago, IL 60602.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

     We file annual and quarterly reports, proxy statements and other information with the SEC under the Exchange Act. You may obtain copies of this information in person or by mail from the Public Reference Section of the SEC, 100 F Street N.E., Room 1024, Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the public reference room by calling the SEC at (800) SEC-0330.

     The SEC also maintains an Internet website that contains annual, quarterly and current reports, proxy statements and other information about issuers, such as the Company, that file electronically with the SEC. The address of that site is http://www.sec.gov. You may also retrieve financial information from our website at www.innkeepersusa.com. Information contained on our website is not incorporated in or made a part of this proxy statement.

     The SEC allows us to “incorporate by reference” information into this proxy statement, which means that important information may be disclosed to you by referring you to another document filed separately with the SEC. Our information incorporated by reference is deemed to be part of this proxy statement, except for information superseded by information in, or incorporated by reference in, this proxy statement. This proxy statement incorporates by reference the documents set forth below that have been previously filed with the SEC. The following documents contain important information about us and our financial condition and operating results, and are hereby incorporated by reference:

•	our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 3, 2007;

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed with the SEC on March 1, 2007; and

•	our periodic reports on Form 8-K filed on March 14, 2007 and April 16, 2007.

     We are also incorporating by reference additional documents that we may file with the SEC under the Exchange Act between the date of this proxy statement and the date of our special meeting of our common shareholders.

     You may have been sent some of the documents incorporated by reference, but you can obtain any of them through us or the SEC. A copy of any and all of the information that has been incorporated by reference is available from us, excluding any exhibits which are not specifically incorporated by reference as exhibits to this proxy statement, without charge to each person to whom a proxy statement is delivered, upon written or oral request of such person. Any requested documents will be sent by first class mail or other equally prompt means within one business day of receipt of such request, at the following address:

     Innkeepers USA Trust
     340 Royal Poinciana Way, Suite 306
     Palm Beach, FL 33480
     Attn: Investor Relations

     If you would like to request documents from us, please do so immediately to receive them before the special meeting.

     You should rely only on the information in this document or in documents to which we have referred you. We have not authorized anyone to provide you with information that is different. The information contained in this document speaks only as of the date of this document, unless the information specifically indicates that another date applies.

EXHIBIT A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER,

DATED AS OF APRIL 15, 2007,

BY AND AMONG

GRAND PRIX HOLDINGS LLC,

GRAND PRIX ACQUISITION TRUST,

INNKEEPERS USA TRUST,

INNKEEPERS USA LIMITED PARTNERSHIP

AND

INNKEEPERS FINANCIAL CORPORATION

TABLE OF CONTENTS

Page

ARTICLE I

THE MERGER

Section 1.1	The Merger; General ....................................................................................................	A-5
Section 1.2	Closing .........................................................................................................................	A-5
Section 1.3	Effective Time ...............................................................................................................	A-6
Section 1.4	Merger Consideration ...................................................................................................	A-6
Section 1.5	Partnership Amendment ................................................................................................	A-7
Section 1.6	Organizational Documents .............................................................................................	A-9
Section 1.7	Directors and Officers; General Partner and Limited Partners .........................................	A-9
Section 1.8	Innkeepers Common Share Options ..............................................................................	A-10
Section 1.9	Termination of DRIP .....................................................................................................	A-11

ARTICLE II

EFFECTS OF THE MERGER; EXCHANGE OF CERTIFICATES

Section 2.1	Payment for Securities ..................................................................................................	A-11

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1	Representations and Warranties of the Innkeepers Parties .............................................	A-15
Section 3.2	Representations and Warranties of the Purchaser Parties ...............................................	A-39

ARTICLE IV

COVENANTS RELATING TO CONDUCT OF BUSINESS PENDING THE MERGER

Section 4.1	Conduct of Business by Innkeepers REIT .....................................................................	A-42

ARTICLE V

ADDITIONAL COVENANTS

Section 5.1	Preparation of the Proxy Statement; Innkeepers REIT Shareholder
	Meeting ........................................................................................................................	A-48
Section 5.2	Access to Information; Confidentiality and Confidentiality Agreement .............................	A-49
Section 5.3	Reasonable Efforts; Notification ....................................................................................	A-50
Section 5.4	Tax Matters ..................................................................................................................	A-51
Section 5.5	No Solicitation of Transactions ......................................................................................	A-52

Section 8.10	Severability ..................................................................................................................	A-73
Section 8.11	Exhibits; Innkeepers Disclosure Letter ..........................................................................	A-73
Section 8.12	Mutual Drafting ............................................................................................................	A-74
Section 8.13	Jurisdiction; Venue .......................................................................................................	A-74
Section 8.14	Waiver of Trial by Jury ................................................................................................	A-74

ARTICLE IX

CERTAIN DEFINITIONS

Section 9.1	Certain Definitions .......................................................................................................	A-75

Exhibit A - Tax Opinion

AGREEMENT AND PLAN OF MERGER

     This AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of April 15, 2007, is entered into by and among GRAND PRIX HOLDINGS LLC, a Delaware limited liability company ("Purchaser"), GRAND PRIX ACQUISITION TRUST, a Maryland real estate investment trust and a wholly-owned Subsidiary (as defined below) of Purchaser ("Purchaser Acquisition Entity" and, together with Purchaser, the "Purchaser Parties"), INNKEEPERS USA TRUST, a Maryland real estate investment trust ("Innkeepers REIT"), INNKEEPERS USA LIMITED PARTNERSHIP, a Virginia limited partnership whose sole general partner is the General Partner (as defined below) ("Innkeepers LP"), and INNKEEPERS FINANCIAL CORPORATION, a Virginia corporation whose sole shareholder is Innkeepers REIT (the "General Partner" and, together with Innkeepers REIT and Innkeepers LP, the "Innkeepers Parties").

RECITALS

     A.     It is proposed that Innkeepers REIT shall merge (the "Merger") with and into Purchaser Acquisition Entity with Purchaser Acquisition Entity surviving in accordance with the terms, and subject to the conditions, of this Agreement and in accordance with the Maryland General Corporation Law, as amended (the "MGCL") and Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, as amended (the "Maryland REIT Law"), pursuant to which each of the issued and outstanding common shares of beneficial interest, par value $0.01 per share, of Innkeepers REIT (the "Innkeepers REIT Common Shares"), shall be converted into the right to receive the Merger Consideration (as defined below) upon the terms, and subject to the conditions, provided herein.

     B.     The Board of Trustees of Innkeepers REIT (the "Innkeepers REIT Board of Trustees") has (i) determined that this Agreement, the Merger and the other transactions contemplated hereby, taken together, are fair to, advisable and in the best interests of Innkeepers REIT and the holders of the Innkeepers REIT Common Shares (the "Innkeepers REIT Common Shareholders"), (ii) voted to (A) approve this Agreement and the transactions contemplated hereby, including the Merger, and (B) recommend acceptance and approval by the Innkeepers REIT Common Shareholders of this Agreement, the Merger and the other transactions contemplated hereby and (iii) taken all actions necessary to render inapplicable to each of the transactions contemplated by this Agreement or exempt such transactions from the provisions of any "fair price," "moratorium," "control share" or other takeover defense or similar statute or regulation that would otherwise govern such transactions and the parties hereto, including Subtitles 6 and 7 of Title 3 of the MGCL, as applicable to a Maryland real estate investment trust.

     C.     At least two-thirds of the holders of the common units held by the Class A limited partners of Innkeepers LP and excluding such common units held by the General Partner (except for any such common units held by the General Partner, the "LP Units" and such holders the "Innkeepers LP Unitholders"), in their capacity as limited partners of Innkeepers LP, have irrevocably consented and agreed to Innkeepers REIT, the General Partner and Innkeepers LP entering into the Innkeepers LP Amendment and the Merger Agreement.

     D.     The manager of Purchaser and Purchaser in its capacity as the sole shareholder of Purchaser Acquisition Entity have approved this Agreement, the Merger and the other transactions contemplated hereby.

     E.     Purchaser, Purchaser Acquisition Entity and the Innkeepers Parties intend that, for U.S. federal income tax purposes, the Merger shall be treated as a taxable purchase of all of the assets of Innkeepers REIT directly by Purchaser Acquisition Entity.

     F.     Certain capitalized terms used in this Agreement are defined in Article IX.

AGREEMENT

     In consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties hereto hereby agree as follows:

ARTICLE I

THE MERGER

             Section 1.1    The Merger; General.

                        (a)    Upon the terms, and subject to the conditions, set forth in this Agreement, at the Merger Effective Time, Innkeepers REIT shall be merged with and into Purchaser Acquisition Entity in accordance with the Maryland REIT Law, the MGCL and the Articles of Merger, and the separate existence of Innkeepers REIT shall cease and Purchaser Acquisition Entity shall continue as the surviving entity (in such capacity, the "Surviving Entity"). The Merger shall have the effects set forth in the Maryland REIT Law and the MGCL. Accordingly, from and after the Merger Effective Time, the Surviving Entity shall have all the properties, rights, privileges, purposes and powers and debts, duties and Liabilities of Innkeepers REIT.

                        (b)    Subject to the terms and conditions of this Agreement, at the Merger Effective Time, Purchaser Acquisition Entity shall purchase one hundred (100) LP Units for a cash purchase price of one hundred dollars ($100.00) and Purchaser Acquisition Entity shall become a limited partner of Innkeepers LP.

             Section 1.2    Closing. Upon the terms, and subject to the conditions, of this Agreement, the closing of the Merger and the other transactions contemplated hereby (the "Closing") shall take place at 10:00 a.m., local time, as promptly as practicable but in no event later than the third Business Day after the satisfaction or waiver (by the party hereto entitled to grant such waiver) of the conditions (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of such conditions) set forth in Article VI, or at such other time and on a date as agreed to by the parties hereto (such date, the "Closing Date") at the offices of Skadden, Arps, Slate, Meagher & Flom, LLP, 4 Times Square, New York, New York; provided, however, that notwithstanding the satisfaction or waiver of the conditions set forth in Article VI as of any date, the Purchaser Parties shall not be required to effect the Closing until June 29, 2007 (subject in each case to the satisfaction or waiver (by the party hereto entitled to grant such waiver) of all of the conditions (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of such conditions) set forth in Article VI).

             Section 1.3    Effective Time.

                        (a)    On the Closing Date, Innkeepers REIT and Purchaser Acquisition Entity shall execute and file the Articles of Merger in accordance with, and shall make all other filings or recordings and take all such other action required with respect to the Merger, under the Maryland REIT Law and the MGCL. Unless Innkeepers REIT and Purchaser agree otherwise, the Merger shall become effective when the Articles of Merger have been accepted for record by the Maryland Department (the "Merger Effective Time").

             Section 1.4    Merger Consideration.

                        (a)    At the Merger Effective Time, by virtue of the Merger and without any further action on the part of Purchaser Acquisition Entity, Innkeepers REIT or the Innkeepers REIT Common Shareholders, each Innkeepers REIT Common Share issued and outstanding immediately prior to the Merger Effective Time that is owned by any Innkeepers Party or by any wholly-owned Subsidiary of Innkeepers REIT (other than, in each case, shares in trust accounts, managed accounts, custodial accounts and the like that are beneficially owned by third parties) shall automatically be cancelled and retired and shall cease to exist, and no payment shall be made with respect thereto.

                        (b)    At the Merger Effective Time, by virtue of the Merger and without any further action on the part of Purchaser Acquisition Entity, Innkeepers REIT or the Innkeepers REIT Common Shareholders, each Innkeepers REIT Common Share issued and outstanding immediately prior to the Merger Effective Time, other than the Innkeepers REIT Common Shares cancelled pursuant to Section 1.4(a), shall automatically be converted into the right to receive an amount in cash equal to $17.75 per share, without interest (the "Merger Consideration"), upon surrender of the Common Share Certificate formerly evidencing such share. All such Innkeepers REIT Common Shares, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a Common Share Certificate evidencing any such shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration to be paid in consideration therefor upon the surrender of such Common Share Certificates in accordance with Section 2.1, without interest.

                        (c)    At the Merger Effective Time, by virtue of the Merger and without any further action on the part of Purchaser Acquisition Entity, Innkeepers REIT, the Innkeepers REIT Common Shareholders or holders of any shares of Purchaser Acquisition Entity, each common share of beneficial interest, par value $0.01 per share, of Purchaser Acquisition Entity issued and outstanding immediately prior to the Merger Effective Time shall remain outstanding as one (1) issued and outstanding common share of beneficial interest of the Surviving Entity.

                        (d)    At the Merger Effective Time, by virtue of the Merger and without any further action on the part of Purchaser Acquisition Entity, Innkeepers REIT, the Innkeepers REIT Common Shareholders or holders of any shares of the 8.0% Series C Cumulative Preferred shares of beneficial interest, par value $0.01 per share, of Innkeepers REIT (the "Series C Preferred Shares" and, together with the Innkeepers REIT Common Shares, the "Innkeepers REIT Capital Stock"), each Series C Preferred Share issued and outstanding immediately prior to the Merger Effective Time shall automatically be converted into one (1) share of 8.0% Series A Cumulative Preferred shares of beneficial interest, par value $0.01 per share, of the Surviving Entity ("Surviving Entity Preferred Stock"). Each certificate representing Series C Preferred Shares immediately prior to the Merger Effective Time shall, as of the Merger Effective Time, automatically represent an equivalent number of shares of Surviving Entity Preferred Stock.

             Section 1.5    Partnership Amendment.

                        (a)    At the Merger Effective Time, the Second Amended and Restated Agreement of Limited Partnership of Innkeepers LP, as amended (the "Innkeepers LP Agreement") shall be amended and restated in its entirety to provide, inter alia, that each Innkeepers LP Unitholder (other than Purchaser Acquisition Entity) may, at such Innkeepers LP Unitholder's sole discretion, elect (each, an "Election") to (A) continue as a limited partner of the Surviving Partnership on such terms and subject to such conditions as set forth in the Innkeepers LP Agreement, as amended, or (B) convert such Innkeepers LP Unitholder’s LP Units into the right to receive cash, without interest (the "Partnership Consideration"), in an amount equal to the product of (i) the Merger Consideration multiplied by (ii) the number of Innkeepers REIT Common Shares issuable upon exchange of each such LP Unit in accordance with the terms of the Innkeepers LP Agreement, as in effect on the date hereof, or (C) make an Election with respect to some, but not all, of such Innkeepers LP Unitholder's LP Units (with the effects set forth in the foregoing clause (B) with respect to, but only with respect to, the LP Units covered by such Election); provided, further, that any such Innkeepers LP Unitholder who (x) is entitled to receive an amount of Partnership Consideration equal to $250,000 or less, in the aggregate, (y) is not an "accredited investor" (as such term is defined in Rule 501(a) under the Securities Act) or (z) would not be eligible, in Purchaser's reasonable judgment (after being advised by outside counsel), based on Purchaser's (and such counsel's) review of such Innkeepers LP Unitholder's responses to a questionnaire sent to the Innkeepers LP Unitholders (which questionnaire shall be in form and substance reasonably acceptable to Purchaser and Innkeepers REIT) and such other customary matters as are reasonably taken into account by Purchaser and its counsel, to continue as a limited partner of the Surviving Partnership in accordance with this Agreement without registration of such Innkeepers LP Unitholder's LP Units under the Exchange Act, the Securities Act or state securities or "blue sky" Laws, shall, in each of cases (x), (y) and (z), shall have no right to make an Election hereunder and such Innkeepers LP Unitholders’ LP Units shall be converted into the right to receive the Partnership Consideration. Elections shall be made in a form designated by Purchaser for that purpose, which form shall be reasonably acceptable to Innkeepers REIT (an "Election Form"). The Election Form shall (a) state that, by making an Election, an Innkeepers LP Unitholder shall be deemed to have (i) consented to the Innkeepers LP Amendment and (ii) unconditionally and irrevocably waived any and all rights such Innkeepers LP Unitholder may have against the Innkeepers Parties or the Purchaser Parties or any of their respective Subsidiaries, Affiliates or Representatives under the Innkeepers LP Agreement or the Surviving Partnership LP Agreement, in connection with and with respect to the Merger and the other transactions contemplated by this Agreement or otherwise, (b) when completed, specify the number of LP Units, if less than all, with respect to which an Election is made (failing which, the holder thereof shall be deemed to have made an Election with respect to all of such holder's LP Units), (c) provide any other information or certification relating to Taxes that is reasonably required in connection with the transactions contemplated hereby and (d) include a Unitholder Letter of Transmittal. In order to be effective, an Election Form must be duly completed, signed and submitted to Purchaser, and must be received by Purchaser by a date mutually agreed by Purchaser and Innkeepers REIT but in any event no earlier than 20 days following the date on which such Election Form is mailed and no later than 2 days prior to the Closing Date (the "Election Deadline") specified in the Election Form or in the Unitholder Letter of Transmittal. Any Innkeepers LP Unitholder who has the right to make, and has made, an Election pursuant to this Section 1.5(a) (each, an "Electing Holder") may at any time prior to the Election Deadline revoke such Election by written notice to Purchaser received by Purchaser prior to the Election Deadline. Any Electing Holder who does not submit a properly completed Election Form which is received by Purchaser prior to the Election Deadline, or who has duly revoked such Election, shall be deemed not to have made an Election and shall be entitled to receive the Partnership Consideration. Purchaser shall, in its sole discretion, determine whether an Election Form has been timely and properly completed, signed and submitted or revoked and whether to disregard immaterial defects in such form. Such decision shall be conclusive and binding. The Purchaser Parties agree to reasonably cooperate with the Innkeepers Parties in preparing any disclosure statement or other disclosure information to accompany the Election Form, including information applicable to an offering of securities exempt from registration under the Securities Act.

                        (b)    From and after the adoption of the Innkeepers LP Amendment, (i) each LP Unit issued and outstanding and held by Purchaser Acquisition Entity immediately prior to the Merger Effective Time shall be held by the Surviving Entity and shall remain a common limited partnership interest of the Surviving Partnership, and (ii) each LP Unit issued and outstanding immediately prior to the Merger Effective Time with respect to which the holder thereof has the right to make, and has duly made, an Election in accordance with Section 1.5(a) shall remain a limited partnership interest of the Surviving Partnership, designated as a Series D Preferred Limited Partnership Unit of the Surviving Partnership (the "Surviving Partnership Series D Units") pursuant to the Surviving Partnership LP Agreement, and, in each case, no payment shall be made pursuant to this Agreement with respect thereto. In addition, Purchaser shall contribute cash to the Surviving Partnership (directly or indirectly through depositing the same with the Exchange Agent in accordance with Section 2.1(a)) as needed to pay the Partnership Consideration to the non-Electing Holders, if any, and the Electing Holders who have elected to receive the Partnership Consideration, if any, and LP Units in the Surviving Partnership shall be issued to the Surviving Entity in an amount equal to the number of non-Electing Holders' LP Units in Innkeepers LP cancelled pursuant to Section 1.5(a) (which LP Units shall be treated as having been sold to the Surviving Entity by the non-Electing Holders for federal and applicable state income Tax purposes).

                        (c)    From and after the adoption of the Innkeepers LP Amendment, the general partnership interest of Innkeepers LP held by the General Partner, including each of the Series C Preferred Partnership Units (the "GP Units" and, together with the LP Units, collectively, the "Innkeepers LP Units"), issued and outstanding immediately prior to the Merger Effective Time, shall remain outstanding and held by the General Partner and shall constitute the only outstanding general partnership interest in the Surviving Partnership.

             Section 1.6    Organizational Documents.

                        (a)    The Amended and Restated Declaration of Trust of Purchaser Acquisition Entity and the Articles Supplementary related to the Surviving Entity Preferred Stock which is a part thereof, as in effect immediately prior to the Merger Effective Time and in the forms provided by Purchaser and Purchaser Acquisition Entity to Innkeepers REIT no fewer than five (5) days prior to the Merger Effective Time (which forms shall provide, among other things, for Surviving Entity Preferred Stock having preferences, rights, voting powers and restrictions identical to the Series C Preferred Shares), shall continue in full force and effect after the Merger Effective Time as the Declaration of Trust and Articles Supplementary of the Surviving Entity, until further amended in accordance with the terms thereof and applicable Maryland Law. The Bylaws of Purchaser Acquisition Entity, as in effect immediately prior to the Merger Effective Time, shall continue in full force and effect after the Merger Effective Time as the Bylaws of the Surviving Entity, until further amended in accordance with the terms of such Bylaws and applicable Maryland Law. Such Declaration of Trust, Articles Supplementary and Bylaws shall not be inconsistent with Section 5.8.

                        (b)    The Innkeepers LP Agreement, as in effect immediately prior to the Merger Effective Time, as amended following the date hereof by the Innkeepers LP Amendment (as amended, the "Surviving Partnership LP Agreement"), shall continue in full force and effect after the Merger Effective Time as the Agreement of Limited Partnership of the Surviving Partnership, until further amended in accordance with the terms of the Surviving Partnership LP Agreement and applicable Virginia Law. The Certificate of Limited Partnership of Innkeepers LP, as in effect immediately prior to the Merger Effective Time, shall continue in full force and effect after the Merger Effective Time as the Certificate of Limited Partnership of the Surviving Partnership, until further amended in accordance with the terms of such Certificate of Limited Partnership and applicable Virginia Law.

             Section 1.7    Directors and Officers; General Partner and Limited Partners.

                        (a)    The trustees of Purchaser Acquisition Entity and the officers of Innkeepers REIT immediately prior to the Merger Effective Time shall be the trustees and officers of the Surviving Entity, and such trustee and officers shall serve until their successors have been duly elected or appointed, or until their death, resignation or removal from office in accordance with the Surviving Entity's Declaration of Trust and Bylaws.

                        (b)    The trustees of Purchaser Acquisition Entity and the officers of the General Partner immediately prior to the Merger Effective Time shall be the directors and officers of the General Partner, and such directors and officers shall serve until their successors have been duly elected or appointed, or until their death, resignation or removal from office in accordance with the General Partner's Articles of Incorporation and Bylaws.

                        (c)    The general partner of Innkeepers LP immediately after the adoption of the Innkeepers LP Amendment shall be the General Partner, and the limited partners of the Innkeepers LP immediately after the adoption of the Innkeepers LP Amendment shall be the Surviving Entity, the General Partner and the Electing Holders, if any, who have elected to remain limited partners.

             Section 1.8    Innkeepers Common Share Options.

                        (a)    At the Merger Effective Time, except as otherwise agreed to by Purchaser and a holder of an option under an Innkeepers Option Plan, each outstanding option (collectively, the "Innkeepers Options") to purchase the Innkeepers REIT Common Shares granted under the Innkeepers REIT 1994 Share Incentive Plan, the Non-Employee Trustee's Share Incentive Plan and the Innkeepers REIT Trustees' Share Incentive Plan (collectively, the "Innkeepers Option Plans"), whether or not then vested or exercisable, shall be cancelled and of no further force and effect and the holder of any such option shall be entitled to receive, from and after the Merger Effective Time, an amount in cash equal to the product of (i) the number of the Innkeepers REIT Common Shares such holder could have purchased under such Innkeepers Option (assuming full vesting) had such holder exercised such Innkeepers Option in full immediately prior to the Merger Effective Time and (ii) the excess, if any, of the Merger Consideration over the exercise price per share or unit of such Innkeepers Option, which cash payment shall be treated as compensation and shall be net of any applicable withholding Tax (the "Option Merger Consideration"). Notwithstanding the foregoing, if the exercise price per share provided for in any Innkeepers Option exceeds the Merger Consideration, no cash shall be paid with regard to such Innkeepers Option to the holder of such Innkeepers Option. Prior to the Merger Effective Time, Innkeepers REIT shall use reasonable best efforts to establish a procedure to effectuate this Section 1.8(a). In connection with the Merger, as of immediately prior to the Merger Effective Time, any restrictions with respect to outstanding restricted shares awarded under the Innkeepers Option Plans shall terminate or lapse. Upon the termination or lapse of such restrictions, such shares shall be automatically converted into the right to receive the Merger Consideration on the terms and conditions set forth in the applicable sections of this Article I. In connection with the Merger, as of immediately prior to the Merger Effective Time, any awards of Innkeepers REIT Common Shares or cash denominated in Innkeepers REIT Common Shares, the vesting of which is subject to the achievement of certain performance ("Stock Performance Awards" and "Cash Performance Awards," respectively and together the "Performance Awards"), shall vest and (i) the Innkeepers REIT Common Shares underlying the Stock Performance Awards shall be automatically converted into the right to receive the Merger Consideration on the terms and conditions set forth in the applicable sections of this Agreement and (ii) the Cash Performance Awards shall be shall be converted into a right to receive a cash payment equal to the product of (A) the Merger Consideration and (B) the number of Innkeepers REIT Common Shares subject to such Performance Cash Award, in each case subject to any applicable withholding Tax.

                        (b)    Innkeepers REIT covenants that it shall use its reasonable best efforts to ensure that Innkeepers Option Plans shall terminate as of the Merger Effective Time and all awards, including the Innkeepers Options and the Performance Awards, shall be terminated and the provisions in any other plan, program, arrangement or agreement providing for the issuance or grant of any other interest in respect of the equity interests of Innkeepers REIT or any of Innkeepers Subsidiaries shall be of no further force or effect and shall be deemed to be terminated as of the Merger Effective Time and no holder of an Innkeepers Option or Performance Award or any participant in any Innkeepers Option Plans shall have any right thereunder to (i) acquire any securities of Innkeepers REIT, the Surviving Entity or any Subsidiary thereof or (ii) receive any payment or benefit with respect to any award previously granted under Innkeepers Option Plans except as provided in Section 1.8(a).

             Section 1.9    Termination of DRIP. Innkeepers REIT shall take all actions necessary to terminate Innkeepers REIT's Dividend Reinvestment and Share Purchase Plan (the "DRIP"), effective no later than immediately prior to the Merger Effective Time, and ensure that no purchase or other rights under the DRIP enable the holder of such rights to acquire any interest in the Surviving Entity, Purchaser, any Purchaser Subsidiary, including Purchaser Acquisition Entity, any Innkeepers Party or any Innkeepers Subsidiary, as a result of such purchase or the exercise of such rights at or after the Merger Effective Time.

ARTICLE II

EFFECTS OF THE MERGER; EXCHANGE OF CERTIFICATES

             Section 2.1    Payment for Securities.

                        (a)    Exchange Agent. At or before the Merger Effective Time, Purchaser shall appoint a bank or trust company reasonably satisfactory to Innkeepers REIT to act as Exchange Agent (the "Exchange Agent") for the payment in accordance with this Article II of the Merger Consideration, the Option Merger Consideration and the Partnership Consideration (collectively, such cash constituting the Merger Consideration, the Option Merger Consideration and the Partnership Consideration, the "Exchange Fund"). On or before the Merger Effective Time, Purchaser shall deposit by wire transfer of cash immediately available funds in the amount of the Exchange Fund with the Exchange Agent for the benefit of the holders of the Innkeepers REIT Common Shares, the LP Units, the Innkeepers Options, and Performance Awards. The Exchange Agent shall make payments of the Merger Consideration, the Option Merger Consideration and the Partnership Consideration out of the Exchange Fund in accordance with this Agreement, the Articles of Merger and the Innkeepers LP Amendment. The Exchange Fund shall not be used for any other purpose. Any and all interest earned on cash deposited in the Exchange Fund shall be paid to the Surviving Entity.

                        (b)    Exchange Procedures.

                        (i)   As promptly as practicable following the Merger Effective Time (but in no event later than five (5) Business Days following the Merger Effective Date), Purchaser shall cause the Exchange Agent to mail (A) to each holder of record of a certificate or certificates (each, a "Common Share Certificate") that immediately prior to the Merger Effective Time evidenced outstanding Innkeepers REIT Common Shares, whose shares were converted into the right to receive the Merger Consideration pursuant to Section 1.4(b), (x) a letter of transmittal (a "Letter of Transmittal"), which shall specify that delivery shall be effected and risk of loss and title to the Common Share Certificates shall pass only upon delivery of the Common Share Certificates to the Exchange Agent and shall be in such form and have such other provisions as Purchaser or the Surviving Entity may reasonably specify and (y) instructions for use in effecting the surrender of the Common Share Certificates in exchange for the Merger Consideration and (B) to each holder of (x) an Innkeepers Option entitled to receive Option Merger Consideration pursuant to Section 1.8(a) and (y) a Cash Performance Award entitled to receive Merger Consideration pursuant to Section 1.8(a), a check in an amount equal to the Option Merger Consideration or Merger Consideration, as applicable, due and payable to such holder pursuant to Section 1.8(a) in respect of such Innkeepers Option or Cash Performance Award.

                       (ii)   Upon surrender of a Common Share Certificate for cancellation to the Exchange Agent, together with a Letter of Transmittal, duly executed, and any other documents reasonably required by the Exchange Agent, Purchaser or the Surviving Entity, (A) the holder of such Common Share Certificate shall be entitled to receive in exchange therefor a check in the amount equal to the per share cash amount of the Merger Consideration, which such holder has the right to receive pursuant to the provisions of Section 1.4(b), and (B) the Common Share Certificate so surrendered shall forthwith be cancelled. Until surrendered as contemplated by this Section 2.1, each such Common Share Certificate shall be deemed at any time after the Merger Effective Time to represent only the right to receive upon such surrender the Merger Consideration.

                      (iii)   In the event of a transfer of ownership of Innkeepers REIT Common Shares which is not registered in the transfer records of Innkeepers REIT, the Merger Consideration shall be paid to a transferee if (A) the Common Share Certificate evidencing such Innkeepers REIT Common Shares is presented to the Exchange Agent properly endorsed or accompanied by appropriate stock powers and otherwise in proper form for transfer and accompanied by all documents reasonably required by the Exchange Agent to evidence and effect such transfer, and (B) such transferee shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of the Common Share Certificate or establish to the satisfaction of the Exchange Agent, Purchaser and the Surviving Entity that such Tax has been paid or is not applicable.

                        (c)    Payment with respect to the LP Units; Effect on LP Units.

                        (i)   Purchaser Acquisition Entity shall purchase one hundred (100) Common Units of Innkeepers LP for a cash purchase price of one hundred dollars ($100.00) and Purchaser Acquisition Entity shall be a limited partner of Innkeepers LP.

                       (ii)   As promptly as practicable after the Merger Effective Time (but in no event later than five (5) Business Days following the Merger Effective Time), Purchaser shall cause the Exchange Agent to mail to each holder of LP Units listed on Schedule A of the Innkeepers LP Agreement immediately prior to the Merger Effective Time, who has not validly completed and properly delivered an Election Form prior to the Election Deadline, (A) a letter of transmittal (a "Unitholder Letter of Transmittal") which shall certify to Purchaser and to the Exchange Agent the number of LP Units held by such holder and shall be in such form and have such other provisions as Purchaser or the Surviving Entity may reasonably specify, (B) instructions for use in effecting the delivery of the Unitholder Letter of Transmittal in order to receive the Partnership Consideration (if such Innkeepers LP Unitholder is not an Electing Holder) and (C) an Election Form.

                      (iii)   Upon delivery of a Unitholder Letter of Transmittal, duly executed, and any other documents reasonably required by the Exchange Agent,

Purchaser or the Surviving Entity, Innkeepers LP Unitholder identified in such Unitholder Letter of Transmittal (except for any Electing Holder who elects to remain a limited partner) shall be entitled to a check in the amount equal to the per unit cash amount of the Partnership Consideration, which such holder has the right to receive pursuant to the provisions of Section 1.5(a).

                      (iv)   In the event of a transfer of ownership of LP Units which is not listed on Schedule A of the Innkeepers LP Agreement, the Partnership Consideration shall be paid to a transferee if (A) such transferee delivers a Unitholder Letter of Transmittal in accordance with Section 2.1(c)(i), and (B) such transferee shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of the LP Unit or establish to the satisfaction of the Exchange Agent, Purchaser and the Surviving Partnership that such Tax has been paid or is not applicable.

                       (v)   Upon surrender to the Exchange Agent of a Unitholder Letter of Transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be reasonably required pursuant to such instructions, and subject to and conditioned upon the Merger, the Electing Holder party thereto shall be entitled to receive in exchange therefor (A) cash in respect of the Partnership Consideration which such holder has the right to receive pursuant to the provisions of Section 1.5(a) for any LP Units as to which such Electing Holder has not made an Election and (ii) Surviving Partnership Series D Units, which such Electing Holder has the right to receive pursuant to the provisions of Section 1.5(a), for any LP Units as to which such Electing Holder has made an Election.

                        (d)    Tax Characterizations. Purchaser and Innkeepers REIT intend that, for U.S. federal and state income tax purposes, the Merger shall be treated as a taxable sale by Innkeepers REIT of all of Innkeepers REIT's assets to Purchase Acquisition Entity in exchange for the Merger Consideration and the assumption of Innkeepers REIT's Liabilities, followed by a liquidating distribution of such Merger Consideration to the holders of the Innkeepers REIT Common Shares pursuant to Section 331 and Section 562 of the Code. This Agreement shall constitute a "plan of liquidation" of Innkeepers REIT for U.S. federal income tax purposes.

                        (e)    No Further Ownership Rights.

                        (i)   The Merger Consideration paid upon the surrender or exchange of the Common Share Certificates (if any) evidencing Innkeepers REIT Common Shares in accordance with the terms hereof shall be deemed to have been delivered and paid in full satisfaction of all rights and privileges pertaining to such Innkeepers REIT Common Shares and, after the Merger Effective Time, there shall be no further registration of transfers on the transfer books of the Surviving Entity of the Innkeepers REIT Common Shares. If, after the Merger Effective Time, Common Share Certificates are presented to the Surviving Entity, for any reason, they shall be cancelled and exchanged as provided in this Article II.

                       (ii)   The Partnership Consideration paid with respect to LP Units in accordance with the terms hereof shall be deemed to have been delivered and paid in full satisfaction of all rights and privileges pertaining to such LP Units.

                      (iii)   The Option Merger Consideration paid with respect to the Innkeepers Options in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights and privileges pertaining to the cancelled Innkeepers Options, and on and after the Merger Effective Time the holder of an Innkeepers Option shall have no further rights with respect to any Innkeepers Option, other than the right to receive the Option Merger Consideration as provided in Section 1.8(a).

                      (iv)   The Merger Consideration paid with respect to the Performance Awards in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights and privileges pertaining to such Performance Awards, and on and after the Merger Effective Time the holder of a Performance Award shall have no further rights with respect to any Performance Award, other than the right to receive the Merger Consideration as provided in Section 1.8(a).

                        (f)    Termination of Exchange Fund. Any portion of the Exchange Fund (including any interest and other income received with respect thereto) that remains undistributed to the former holders of Innkeepers REIT Common Shares, LP Units, Innkeepers Options or Performance Awards on the six (6) month anniversary of the Merger Effective Time shall be delivered to Purchaser, upon demand, and any former holders of the Innkeepers REIT Common Shares, LP Units, Innkeepers Options or Performance Awards who have not theretofore received any Merger Consideration, the Option Merger Consideration or Partnership Consideration, as applicable, to which they are entitled under this Article II, shall thereafter look only to the Surviving Entity or the Surviving Partnership, as applicable, for payment of their claims with respect thereto.

                        (g)    No Liability. None of the Purchaser Parties, the Surviving Entity or the Surviving Partnership, or any of their respective equity holders, partners, employees, consultants, officers, directors, agents, attorneys, accountants, financial advisors, debt and equity financing sources and other representatives (collectively, "Representatives") or Affiliates, shall be liable to any holder of Innkeepers REIT Common Shares, LP Units, Innkeepers Options or Performance Awards for any part of the Merger Consideration, the Option Merger Consideration or Partnership Consideration, as applicable, delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. Any amounts remaining unclaimed by holders of any such Innkeepers REIT Common Shares, LP Units, Innkeepers Options or Performance Awards immediately prior to the time at which such amounts would otherwise escheat to, or become property of, any federal, state or local government or any court, regulatory or administrative agency or commission, governmental arbitrator or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity"), shall, to the extent permitted by applicable Law, become the property of the Surviving Entity or the Surviving Partnership, as applicable, free and clear of any claims or interest of any such holders or their successors, assigns or personal representatives previously entitled thereto.

                        (h)    Lost, Stolen or Destroyed Certificates. If any Common Share Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Common Share Certificate to be lost, stolen or destroyed and, if required by Purchaser or the Surviving Entity, the posting by such Person of a bond in such reasonable amount as Purchaser or the Surviving Entity may direct as indemnity against any claim that may be made against it with respect to such Common Share Certificate, the Exchange Agent shall pay in exchange for such lost, stolen or destroyed Common Share Certificate the appropriate amount of the Merger Consideration.

                        (i)    Withholding of Tax. Purchaser, the Surviving Entity, the Surviving Partnership or the Exchange Agent shall be entitled to deduct and withhold from the Merger Consideration, the Option Merger Consideration or the Partnership Consideration otherwise payable pursuant to this Agreement to any holder of Innkeepers REIT Common Shares, LP Units, Innkeepers Options or Performance Awards such amount as Purchaser, the Surviving Entity, the Surviving Partnership, any Affiliate of the Surviving Entity or the Surviving Partnership or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign Law related to Taxes. To the extent that amounts are so withheld by the Surviving Entity, the Surviving Partnership or the Exchange Agent, such withheld amounts shall be (A) paid over to the applicable Governmental Entity in accordance with applicable Law and (B) treated for all purposes of this Agreement as having been paid to the former holder of Innkeepers REIT Common Shares, LP Units, Innkeepers Options or Performance Awards in respect of which such deduction and withholding was made by the Surviving Entity, the Surviving Partnership or the Exchange Agent.

                        (j)    No Dissenters' Rights. No dissenters' or appraisal rights shall be available with respect to the Merger or the other transactions contemplated hereby.

                        (k)    Additional Actions. If, at any time after the Merger Effective Time, Purchaser shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other documents, actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Entity or the Surviving Partnership its right, title or interest in, to or under any of the rights, properties or assets of any of the Purchaser Parties or the Innkeepers Parties, or otherwise to carry out this Agreement, the officers of the Surviving Entity and the Surviving Partnership shall be authorized to execute and deliver, in the name and on behalf of any of the Purchaser Parties or the Innkeepers Parties, all such deeds, bills of sale, assignments, assurances and other documents and to take and do, in the name and on behalf of any of the Purchaser Parties or the Innkeepers Parties, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Entity or the Surviving Partnership or otherwise to carry out this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

             Section 3.1    Representations and Warranties of the Innkeepers Parties. Except (i) as set forth in Innkeepers REIT's Form 10-K for the fiscal year ended December 31, 2006

(except for the Management Discussion & Analysis, financial statements (and the notes thereto), the forward looking statements therein and the risk factors thereof), (ii) as expressly and specifically disclosed in any Innkeepers REIT SEC Documents filed since the date of the filing of such Form 10-K and prior to the date hereof (except, in each case, for the financial statements (and the notes thereto), the forward looking statements therein and the risk factors thereof, as applicable) and (iii) as set forth in the disclosure letter, dated as of the date hereof and delivered to Purchaser by the Innkeepers Parties in connection with the execution and delivery of this Agreement (the "Innkeepers Disclosure Letter"), each of the Innkeepers Parties hereby jointly and severally represents and warrants to the Purchaser Parties as follows, in each case, as of the date hereof and as of the Closing Date (or, in each case, if made as of a specific date, as of such date):

                        (a)    Organization, Standing and Trust Power of Innkeepers REIT. Innkeepers REIT is a real estate investment trust duly formed, validly existing and in good standing under the Laws of the State of Maryland and has all of the requisite power, authority and all necessary government approvals or licenses to own and lease its properties, and to conduct its business as now being conducted. Innkeepers REIT is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of the business it is conducting, or the ownership or leasing of its properties or the management of properties for others makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed or in good standing would not, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect. Innkeepers REIT has previously provided or made available to Purchaser (by public filing with the SEC or otherwise) complete and correct copies of Innkeepers REIT's Amended and Restated Declaration of Trust, the Articles Supplementary to the Declaration of Trust and the Amendments to the Amended and Restated Declaration of Trust, in each case, as in effect on the date hereof (collectively, the "Innkeepers REIT Charter"), and Innkeepers REIT's Amended and Restated Bylaws, as amended through, and as in effect on, the date hereof (the "Innkeepers REIT Bylaws"). The Innkeepers REIT Charter and the Innkeepers REIT Bylaws are each in full force and effect.

                        (b)    Innkeepers Subsidiaries; Interests in Other Persons.

                        (i)   Each Innkeepers Subsidiary is duly organized, validly existing and, as applicable, in good standing under the Laws of its jurisdiction of formation and has all of the requisite corporate, partnership, limited liability company or other organizational power and authority and all necessary government approvals and licenses to own and lease its properties and to conduct its business as now being conducted, except where the failure to have such approvals or licenses would not, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect. Each Innkeepers Subsidiary is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties or the management of properties for others makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed or in good standing would not, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect. Section 3.1(b)(i) of the Innkeepers Disclosure Letter sets forth (A) all of the Innkeepers Subsidiaries and their respective jurisdictions of formation, and (B) each owner and the respective amount of such owner's equity interest in each Innkeepers Subsidiary. All outstanding equity interests in each Innkeepers Subsidiary have been duly authorized and are validly issued, fully paid and (except for general partnership interests) non-assessable, and are not subject to any preemptive rights and are owned, directly or indirectly, by Innkeepers REIT and are so owned free and clear of all pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever (collectively, "Liens"). There are no outstanding options, warrants or other rights to acquire ownership interests from any Innkeepers Subsidiary.

                        (ii)   Except for the stock of, or other equity interests in, the Innkeepers Subsidiaries disclosed in Section 3.1(b)(i) of the Innkeepers Disclosure Letter, and the other interests disclosed in Section 3.1(b)(ii) of the Innkeepers Disclosure Letter (the "Innkeepers Other Interests"), neither Innkeepers REIT nor any of the Innkeepers Subsidiaries owns any stock or other ownership or equity interest in any Person. Neither Innkeepers REIT nor any Innkeepers Subsidiary has violated any provision of any organizational documents governing or otherwise relating to its rights or interests in any Innkeepers REIT Other Interests that would, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect.

                        (c)    Capital Structure.

                        (i)   Shares

                              (A)   The authorized shares of Innkeepers REIT Capital Stock consist of (x) 100,000,000 Innkeepers REIT Common Shares and (y) 20,000,000 preferred shares, par value $0.01 per share, of which 5,800,000 preferred shares have been designated as Series C Preferred Shares.

                              (B)   As of the date of this Agreement, (x) 47,805,765 Innkeepers REIT Common Shares (including an aggregate of 279,173 restricted Innkeepers REIT Common Shares granted under the Innkeepers Option Plans) and (y) 5,800,000 Series C Preferred Shares are validly issued and outstanding, and no other series of shares of Innkeepers REIT Capital Stock are issued or outstanding.

                              (C)   As of the date of this Agreement, (w) 323,500 Innkeepers REIT Common Shares were reserved for issuance upon exercise of outstanding Innkeepers Options, (x) 665,981 Innkeepers REIT Common Shares were reserved for issuance upon exchange of LP Units for Innkeepers REIT Common Shares pursuant to the Innkeepers LP Agreement, (y) 237,500 Innkeepers REIT Common Shares were reserved for issuance upon exercise of outstanding Stock Performance Awards and (z) the cash equivalent of 225,000 Innkeepers REIT Common Shares were reserved for issuance upon exercise of outstanding Cash Performance Awards.

                              (D)   Except as set forth in this Section 3.1(c) or in Section 3.1(c)(i)(D) of the Innkeepers Disclosure Letter, there are issued and outstanding or reserved for issuance: (w) no shares or other equity securities of Innkeepers REIT; (x) no restricted Innkeepers REIT Common Shares or performance share awards relating to the equity interests of Innkeepers REIT; (y) no securities of Innkeepers REIT or any

Innkeepers Subsidiary or securities or assets of any other entity convertible into or exchangeable for stock or other equity securities of Innkeepers REIT or any Innkeepers Subsidiary; and (z) no subscriptions, options, warrants, conversion rights, stock appreciation rights, "phantom" stock, stock units, calls, claims, rights of first refusal, rights (including preemptive rights), commitments, arrangements or agreements to which Innkeepers REIT or any Innkeepers Subsidiary is a party or by which it is bound in any case obligating Innkeepers REIT or any Innkeepers Subsidiary to issue, deliver, sell, purchase, redeem or acquire, or cause to be issued, delivered, sold, purchased, redeemed or acquired, shares of beneficial interest or other equity securities of Innkeepers REIT or of any Innkeepers Subsidiary, or obligating Innkeepers REIT or any Innkeepers Subsidiary to grant, extend or enter into any such subscription, option (including any Innkeepers Option), warrant, conversion right, stock appreciation right, call, right, commitment, arrangement or agreement. All outstanding shares of Innkeepers REIT are, and all shares reserved for issuance shall be, upon issuance in accordance with the terms specified in the instruments or agreements pursuant to which they are issuable, duly authorized, validly issued, fully paid and non-assessable and not subject to or issued in violation of, any preemptive right, purchase option, call option, right of first refusal, subscription or any other similar right.

                              (E)   Except as set forth in Section 3.1(c)(i)(E) of the Innkeepers Disclosure Letter, all dividends or distributions on securities of Innkeepers REIT or any Innkeepers Subsidiary that have been declared or authorized prior to the date of this Agreement have been paid in full.

                       (ii)   Innkeepers LP Units

                              (A)   As of the date of this Agreement, (x) 47,987,029 LP Units (665,981 of which are held by the Class A limited partners of Innkeepers LP and 47,321,048 of which are held by the General Partner), (y) no Class B limited partnership interests in Innkeepers LP and (z) 5,800,000 GP Units are validly issued and outstanding, and no other series of limited or general partnership interests of Innkeepers LP are issued and outstanding. All such Innkeepers LP Units are duly authorized, validly issued and are not subject to preemptive rights, and any capital contributions required to be made by the holders thereof have been made.

                              (B)   The General Partner is the sole general partner of Innkeepers LP and as of the date of this Agreement holds 484,717 GP Units, representing 100% of the outstanding GP Units. Section 3.1(c)(ii)(B) of the Innkeepers Disclosure Letter sets forth the name of, and the number and class of Innkeepers LP Units held by, each partner in Innkeepers LP.

                              (C)   Each LP Unit held by a limited partner of Innkeepers LP may, under the circumstances and subject to the conditions set forth in the Innkeepers LP Agreement, be redeemed for cash or converted to Innkeepers REIT Common Shares on a one-for-one basis. As of the date of this Agreement, no notice has been received by any Innkeepers Party of the exercise of any of the rights set forth in this Section 3.1(c)(ii), which remain outstanding on the date hereof.

                      (iii)   Miscellaneous

                              (A)   Except for this Agreement and the Innkeepers LP Agreement or as set forth in Section 3.1(c)(iii)(A) of the Innkeepers Disclosure Letter, there are no (x) shareholder agreements, voting trusts, proxies or other agreements or understandings relating to the voting of any shares of Innkeepers REIT or partnership interests in Innkeepers LP or any ownership interests in any other Innkeepers Subsidiary to which Innkeepers REIT or any Innkeepers Subsidiary is a party or by which it is bound or (y) agreements or understandings relating to the sale or transfer (including agreements imposing transfer restrictions) of any shares of Innkeepers REIT or any Innkeepers Subsidiary to which Innkeepers REIT or any Innkeepers Subsidiary is a party or by which it is bound.

                              (B)   No holder of securities in Innkeepers REIT or any Innkeepers Subsidiary has any right to have the offering or sale of such securities registered by Innkeepers REIT or any Innkeepers Subsidiary, as the case may be.

                              (C)   Except for LP Units, there are not any Innkeepers Subsidiaries in which any officer, trustee or director of Innkeepers REIT or any Innkeepers Subsidiary owns any share, stock or other securities. There are no agreements or understandings between Innkeepers REIT or any Innkeepers Subsidiary and any Person that could cause such Person to be treated as holding any stock or security in Innkeepers REIT or any Innkeepers Subsidiary as an agent for, or nominee of, Innkeepers REIT or any Innkeepers Subsidiary.

                        (d)     Authority; No Violations; Consents and Approval.

                        (i)   Except as set forth in Section 3.1(d)(i) of the Innkeepers Disclosure Letter, (A) the Innkeepers REIT Board of Trustees (x) determined that this Agreement, the Merger and the other transactions contemplated hereby, taken together, are fair to, advisable and in the best interests of Innkeepers REIT and the shareholders of Innkeepers REIT, (y) voted to (1) approve this Agreement and the transactions contemplated hereby, including the Merger, (2) recommended acceptance and approval by the Innkeepers REIT Common Shareholders of this Agreement, the Merger and the other transactions contemplated hereby (the "Innkeepers Board Recommendation") and (3) directed that the Merger and the other transactions contemplated hereby be submitted for consideration at a special meeting of the Innkeepers REIT Common Shareholders (the "Innkeepers REIT Shareholder Meeting"), (B) the board of directors of the General Partner, as general partner of Innkeepers LP, has approved this Agreement and the transactions contemplated hereby and (C) at least two-thirds of the Innkeepers LP Unitholders, in their capacity as limited partners of Innkeepers LP, have irrevocably consented and agreed to Innkeepers REIT, the General Partner and Innkeepers LP entering into the Innkeepers LP Amendment and the Merger Agreement. Except as set forth in Section 3.1(d)(i) of the Innkeepers Disclosure Letter, Innkeepers REIT has all requisite trust power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, subject, solely with respect to the consummation of the Merger, to receipt of the Innkeepers Shareholder Approval and the acceptance for record of the Articles of Merger by the Maryland Department. Except as set forth in Section 3.1(d)(i) of the Innkeepers Disclosure Letter, each other Innkeepers Subsidiary, other than the General Partner, that is a party to this Agreement has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. Except as set forth in Section 3.1(d)(i) of the Innkeepers Disclosure Letter, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate, trust or other organizational action on the part of each applicable Innkeepers Party and each applicable Innkeepers Subsidiary, subject, solely with respect to the consummation of the Merger, to receipt of the Innkeepers Shareholder Approval. Except as set forth in Section 3.1(d)(i) of the Innkeepers Disclosure Letter, this Agreement has been duly executed and delivered by each Innkeepers Party and subject, solely with respect to the consummation of the Merger, to receipt of the Innkeepers Shareholder Approval and assuming due execution and delivery by each of the Purchaser Parties, constitutes a legal, valid and binding obligation of each Innkeepers Party, enforceable against each Innkeepers Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other Laws of general applicability relating to or affecting creditors' rights and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                       (ii)   Subject to receipt of the Innkeepers Shareholder Approval, except as set forth in Section 3.1(d)(ii) of the Innkeepers Disclosure Letter, the execution and delivery of this Agreement by each Innkeepers Party, as applicable, does not, and the consummation of the transactions contemplated hereby, as applicable, and compliance with the provisions hereof, as applicable, shall not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation, or the loss of a benefit under, or give rise to a right of purchase under, result in the creation of any Lien upon any of the properties or assets of Innkeepers REIT or any of the Innkeepers Subsidiaries under, require the Consent of any third party or otherwise result in a detriment or default to Innkeepers REIT or any of the Innkeepers Subsidiaries under, any provision of (A) the Innkeepers REIT Charter or the Innkeepers REIT Bylaws or any provision of the comparable charter or organizational documents of any of the Innkeepers Subsidiaries, (B) any Material Contract or loan or credit agreement or note, or any bond, mortgage, indenture, guarantee, lease, contract or other agreement, instrument, permit, concession, franchise or license applicable to Innkeepers REIT or any of the Innkeepers Subsidiaries, or to which their respective properties or assets are bound or any guarantee by Innkeepers REIT or any of the Innkeepers Subsidiaries of any of the foregoing, (C) any joint venture or other ownership arrangement or (D) assuming the Consents referred to in Section 3.1(d)(iii) are duly and timely obtained or made and the Innkeepers Shareholder Approval has been obtained, any Law or Order applicable to or binding upon Innkeepers REIT or any of the Innkeepers Subsidiaries, or any of their respective properties or assets, other than, in the case of clauses (B) and (C), any such conflicts, violations, defaults, rights, Liens or detriments that would not, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect.

                      (iii)   No Consent from any Governmental Entity, is required by or on behalf of Innkeepers REIT or any of the Innkeepers Subsidiaries in connection with the execution and delivery of this Agreement by any of the Innkeepers Parties or the consummation by any of the Innkeepers Parties of the transactions contemplated hereby, except for: (A) the filing with the Securities and Exchange Commission (the "SEC") of (1) (x) a proxy statement in preliminary and definitive form (the "Proxy Statement") relating to the Innkeepers REIT Shareholder Meeting held in connection with the Merger and (y) other documents otherwise required in connection with the transactions contemplated hereby and (2) such reports under Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such other compliance with the Exchange Act and the rules and regulations thereunder, as may be required in connection with this Agreement and the transactions contemplated hereby; (B) the filing of the Articles of Merger with, and the acceptance for record of the Articles of Merger by, the Maryland Department; (C) such filings and approvals as may be required by any applicable state securities or "blue sky" Laws; (D) such filings as may be required in connection with state or local transfer or sales Taxes; (E) compliance with the rules and regulations of the New York Stock Exchange (the "NYSE"); and (F) any such other consent, approval, order, authorization, registration, declaration, filing, permit or notification (collectively, the "Consents") that the failure to obtain or make, would not, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect.

                        (e)    SEC Documents.

                        (i)   Innkeepers REIT has previously provided or made available to Purchaser (by public filing with the SEC or otherwise) a true and complete copy of each report, schedule, registration statement, other statement (including proxy statements) and information filed by Innkeepers REIT with the SEC since January 1, 2004 and prior to or on the Closing Date (the "Innkeepers REIT SEC Documents"), which are all the documents (other than preliminary material) that Innkeepers REIT was required to file with the SEC since January 1, 2004 through the date hereof pursuant to the federal securities Laws and the SEC rules and regulations thereunder. As of their respective dates, the Innkeepers REIT SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Innkeepers REIT SEC Documents, in each case as in effect at such time, and none of the Innkeepers REIT SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by later Innkeepers REIT SEC Documents filed and publicly available prior to the date of this Agreement. Innkeepers REIT does not have any outstanding and unresolved comments from the SEC with respect to any of the Innkeepers REIT SEC Documents. The consolidated financial statements of Innkeepers REIT (including the notes thereto) included in the Innkeepers REIT SEC Documents (including the audited consolidated balance sheet of Innkeepers REIT (the "Balance Sheet") as at December 31, 2006 (the "Balance Sheet Date") and the audited consolidated statements of income for the twelve (12) months ended December 31, 2006 and December 31, 2005 complied as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present, in accordance with applicable requirements of GAAP and the applicable rules and regulations of the SEC, in each case, as in effect at such time, the assets, Liabilities and the consolidated financial position of Innkeepers REIT and the Innkeepers Subsidiaries, taken as a whole, as of their respective dates and the consolidated results of operations and cash flows of Innkeepers REIT and the Innkeepers Subsidiaries taken as a whole, for the periods presented therein. The books of account and other financial records of Innkeepers REIT and the Innkeepers Subsidiaries are accurately reflected in all material respects in the financial statements included in the Innkeepers REIT SEC Documents. No Innkeepers Subsidiary is required to make any filing with the SEC.

                        (f)    Absence of Certain Changes or Events. Since the Balance Sheet Date, each of Innkeepers REIT and the Innkeepers Subsidiaries has conducted its business only in the ordinary course consistent with past practice, and there has not been, except as expressly and specifically disclosed in Innkeepers REIT's filings under the Exchange Act filed prior to the date hereof, as required under this Agreement or as set forth in Section 3.1(f) of the Innkeepers Disclosure Letter: (i) (A) individually or in the aggregate, an Innkeepers Material Adverse Effect; (B) any declaration, setting aside for payment or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of the Innkeepers REIT Common Shares, the Series C Preferred Shares or any LP Units; (C) any amendment of any term of any outstanding security of Innkeepers REIT or any Innkeepers Subsidiary; (D) any repurchase, redemption or other acquisition by Innkeepers REIT or any Innkeepers Subsidiary of any outstanding shares, stock or other securities of, or other ownership interests in, Innkeepers REIT or any Innkeepers Subsidiary; (E) any change in any method of accounting or accounting practice or any material change in any tax method or election by Innkeepers REIT or any Innkeepers Subsidiary; or (F) any material commitment, contractual obligation (including any management or franchise agreement, any lease (capital or otherwise) or any letter of intent), borrowing, guarantee, capital expenditure or transaction (each, a "Commitment") entered into by Innkeepers REIT or by any Innkeepers Subsidiary other than in the ordinary course of business consistent with past practice and, with respect to capital expenditures, in accordance with the capital expenditure budgets that have been previously provided to the Purchaser Parties, except for Commitments for expenses of attorneys, accountants, investment bankers and other advisors incurred in connection with the Merger; or (ii) any split, combination or reclassification of any Innkeepers REIT Capital Stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for, or giving the right to acquire by exchange or exercise, any capital stock, shares of beneficial interest or any issuance of an ownership interest in, any Innkeepers Subsidiary.

                        (g)    No Undisclosed Material Liabilities. Except as expressly and specifically disclosed in Innkeepers REIT SEC Documents filed prior to the date hereof, there are no Liabilities of Innkeepers REIT or any of the Innkeepers Subsidiaries of a nature required to be reflected in a balance sheet of Innkeepers REIT prepared in accordance with GAAP, whether accrued, contingent, absolute or determined, and there is no existing condition, situation or set of circumstances that could reasonably be expected to result in such a Liability, other than: (i) Liabilities adequately provided for on the Balance Sheet, (ii) Liabilities incurred in the ordinary course of business consistent with past practice subsequent to the Balance Sheet Date and (iii) such other Liabilities as would not, individually or in the aggregate, constitute an Innkeepers REIT Material Adverse Effect.

                        (h)    No Default. Neither Innkeepers REIT nor any of the Innkeepers Subsidiaries is or has been since the Balance Sheet Date in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of (i) any material term, condition or provision of the Innkeepers REIT Charter or the Innkeepers REIT Bylaws or the comparable charter or organizational documents of any of the material Innkeepers Subsidiaries; provided, that for purposes of this clause (i) any default or violation of a provision that would cause Innkeepers REIT to cease to be qualified as a real estate investment trust shall be deemed to be material, (ii) any term, condition or provision of any loan or credit agreement or any note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license to which Innkeepers REIT or any of the Innkeepers Subsidiaries is now a party or by which Innkeepers REIT or any of the Innkeepers Subsidiaries or any of their respective properties or assets is bound or (iii) any Law or Order applicable to or binding upon Innkeepers REIT or any of the Innkeepers Subsidiaries or any of their respective properties or assets, except, in the case of clauses (ii) and (iii), for defaults or violations which would not, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect.

                        (i)    Compliance with Applicable Laws. Innkeepers REIT and the Innkeepers Subsidiaries hold all permits, licenses, certificates, registrations, variances, exemptions, orders, franchises and approvals of all Governmental Entities necessary or required by any applicable Law or Order for the lawful conduct of their respective businesses (including permits required by Environmental Laws, the "Innkeepers Permits"), except where the failure so to hold would not, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect. Except as set forth in Section 3.1(i) of the Innkeepers Disclosure Letter, each of Innkeepers REIT and the Innkeepers Subsidiaries are in compliance with the terms of Innkeepers Permits, except where the failure to so comply would not, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect. Except (i) as set forth in Section 3.1(i) of the Innkeepers Disclosure Letter or (ii) as would not, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect, the businesses of Innkeepers REIT and the Innkeepers Subsidiaries are not being and have not been conducted in violation of any Law or Order. No investigation or review by any Governmental Entity with respect to Innkeepers REIT or any of the Innkeepers Subsidiaries is pending or, to the Knowledge of the Innkeepers Parties, is threatened.

                        (j)    Litigation. Except as set forth in Section 3.1(j) of the Innkeepers Disclosure Letter, there is no litigation, arbitration, claim, investigation, suit, action or proceeding pending or, to the Knowledge of the Innkeepers Parties, threatened in writing against or affecting the Innkeepers Parties or any of their respective properties or assets or any director, officer or employee of any of the Innkeepers Parties or other Person, in each case, for whom any of the Innkeepers Parties may be liable, except as would not, individually or in the aggregate, (i) constitute an Innkeepers Material Adverse Effect or (ii) challenge or seek to prevent or enjoin, alter or materially delay the Merger. None of the Innkeepers Parties are subject to any order, judgment, writ, injunction or decree, except as would not, individually or in the aggregate, (i) constitute an Innkeepers Material Adverse Effect or (ii) as of the date hereof, challenge or seek to prevent or enjoin, alter or materially delay the Merger.

                        (k)    Taxes.

                        (i)   Each of Innkeepers REIT and each Innkeepers Subsidiary has timely filed or has had timely filed on its behalf all material Tax Returns required to be filed by it or on its behalf (after giving effect to any filing extension properly granted by a Governmental Entity having authority to do so or otherwise permitted by Law). Except as set forth in Section 3.1(k)(i) of the Innkeepers Disclosure Letter, each such Tax Return was, at the time filed, true, correct and complete in all material respects. Each of Innkeepers REIT and the Innkeepers Subsidiaries has timely paid (or Innkeepers REIT has paid on behalf of such Innkeepers Subsidiary) all material Taxes that are due and payable (other than those being contested in good faith through appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP). The most recent financial statements contained in the Innkeepers REIT SEC Documents filed with the SEC prior to the date of this Agreement reflect in accordance with GAAP an adequate reserve or accrued Liabilities or expenses for all Taxes due and payable by Innkeepers REIT and the Innkeepers Subsidiaries as a group (excluding any reserve for deferred Taxes established to reflect timing differences between book and tax income) for all taxable periods and portions thereof through the date of such financial statements. Innkeepers REIT and the Innkeepers Subsidiaries (as a group) have established on their books and records (which may, but are not required to, be reflected only on the books and records of the Innkeepers Parties) reserves or accrued Liabilities or expenses that are adequate for the payment of all material Taxes for which Innkeepers REIT or any Innkeepers Subsidiary is liable but are not yet due and payable. Innkeepers REIT has incurred no Liability for any Taxes under Sections 857(b), 860(c) or 4981 of the Code or Treasury Regulation Sections 1.337(d)-5, 1.337(d)-6 or 1.337(d)-7, including any Tax arising from a prohibited transaction described in Section 857(b)(6) of the Code and the excise tax on redetermined rents, redetermined deductions, and excess interest under Section 857(b)(7) of the Code. No requests for waivers of the time to assess any material Taxes have been granted and remain in effect or are pending. No claim is pending or proposed in writing by any Governmental Entity in any jurisdiction where Innkeepers REIT or any Innkeepers Subsidiary does not file Tax Returns that Innkeepers REIT or any Innkeepers Subsidiary is or may be subject to taxation by such jurisdiction. Copies of all material Tax Returns with respect to taxable years commencing on or after the taxable year ending December 31, 2004 have been previously provided or made available to Representatives of Purchaser.

                       (ii)   Innkeepers REIT (A) for each taxable period beginning with its date of formation through its most recent taxable year ended on or before the date hereof, has been subject to taxation as a real estate investment trust within the meaning of the Code (a "REIT") and has satisfied the requirements to qualify as a REIT for such years, (B) has operated consistent with the requirements for qualification and taxation as a REIT for the period from the end of its most recent taxable year ended before the date hereof through the date hereof, (C) has not taken any action or omitted to take any action which would reasonably be expected to result in a successful challenge by the Internal Revenue Service to its status as a REIT, and no such challenge is pending, or to the Knowledge of the Innkeepers Parties, threatened and (D) intends to continue to operate in such a manner as to permit it to continue to qualify as a REIT for the taxable year or portion thereof that shall end with the Merger. Each Innkeepers Subsidiary which files Tax Returns as a partnership or is a disregarded entity for U.S. federal income tax purposes has since the later of its formation or its acquisition by Innkeepers been classified for U.S. federal income tax purposes as either a partnership or disregarded entity and not as an association taxable as a corporation, or a "publicly traded partnership" within the meaning of Section 7704(b) of the Code that is treated as a corporation for U.S. federal income tax purposes under Section 7704(a) of the Code. Except as set forth in Section 3.1(k)(ii) of the Innkeepers Disclosure Letter, each Innkeepers Subsidiary which is a corporation has been since the later of its formation or acquisition by Innkeepers classified as a "qualified REIT subsidiary" under Section 856(i) of the Code or a "taxable REIT subsidiary" under Section 856(l) of the Code. No Innkeepers Subsidiary is classified as or files Tax Returns as a REIT under Sections 856 through 860 of the Code.

                      (iii)   All material Taxes which Innkeepers REIT or the Innkeepers Subsidiaries are required by Law to withhold or collect, including material Taxes required to have been withheld in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other third party and sales, gross receipts and use taxes, have been duly withheld or collected and, to the extent required, have been paid over to the proper Governmental Entities. There are no Liens for material Taxes upon the assets of Innkeepers REIT or the Innkeepers Subsidiaries except for statutory Liens for Taxes not yet due.

                      (iv)   Except as set forth in Section 3.1(k)(iv) of the Innkeepers Disclosure Letter, (A) there are no audits by or contests with any taxing authority currently being conducted with regard to material Taxes or Tax Returns of Innkeepers REIT or any Innkeepers Subsidiary; (B) there are no audits, examinations or other proceedings pending with or proposed in writing by any taxing authority with respect to any Taxes or Tax Returns; (C) all deficiencies asserted or assessments made with respect to Innkeepers REIT or Innkeepers Subsidiaries prior to the date hereof by the Internal Revenue Service of the United States (the "IRS") or any other taxing authority have been fully paid; (D) neither Innkeepers REIT nor any Innkeepers Subsidiary is a party to any litigation or administrative proceeding relating to any Taxes; and (E) neither Innkeepers REIT nor any Innkeepers Subsidiary has requested, received or is subject to any written ruling of a taxing authority or has entered into any written agreement with a taxing authority with respect to any material Taxes.

                       (v)   Neither Innkeepers REIT nor any Innkeepers Subsidiary is a party to any Tax allocation or sharing agreement.

                      (vi)   Innkeepers REIT and the Innkeepers Subsidiaries do not have any material Liability for the Taxes of any Person other than Innkeepers REIT and the

Innkeepers Subsidiaries (A) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law) or (B) as a transferee or successor.

                      (vii)   Innkeepers REIT and Innkeepers Subsidiaries do not hold any asset the disposition of which would be subject to rules similar to Section 1374 of the Code.

                     (viii)   Except as set forth in Section 3.1(k)(viii) of the Innkeepers Disclosure Letter, neither Innkeepers REIT nor any Innkeepers Subsidiary has entered into or is subject, directly or indirectly, to any Tax Protection Agreement that has not expired. Innkeepers REIT and each Innkeepers Subsidiary has complied with all terms of any Tax Protection Agreement, and neither Innkeepers REIT nor any Innkeepers Subsidiary has any Liability under any Tax Protection Agreement. No Person has threatened a claim against Innkeepers REIT or any Innkeepers Subsidiary for any breach of any Tax Protection Agreement.

                       (ix)   Innkeepers REIT and the Innkeepers Subsidiaries are not a party to any understanding or arrangement described in Section 6662(d)(2)(C)(ii) of the Code or Treasury Regulations Section 1.6011-4(b) and are not "material advisors" (as defined in Section 6111(b) of the Code).

                        (x)   Innkeepers REIT and the Innkeepers Subsidiaries have not entered into any "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law).

                       (xi)   Section 3.1(k)(xi) of the Innkeepers Disclosure Letter sets forth each entity in which any Innkeepers Subsidiaries owns an equity interest and states whether such entity is classified as a partnership, disregarded entity, or a corporation for federal income tax purposes. In the case of an entity classified as a corporation for federal income tax purposes, such schedule states whether an effective election has been made to treat such entity as a "taxable REIT subsidiary" under Section 856(l) of the Code.

                        (l)    Pension and Benefit Plans; ERISA.

                        (i)   Except with respect to the plans, agreements and arrangements listed in Section 3.1(l)(i) of the Innkeepers Disclosure Letter, neither Innkeepers REIT, any Innkeepers Subsidiary nor any of their respective ERISA Affiliates is a party to, sponsors, participates in or contributes to:

                              (A)   any "employee welfare plan" or "employee pension benefit plan" (as those terms are respectively defined in Sections 3(1) and 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), other than a "multiemployer plan" (as defined in Section 3(37) of ERISA);

                              (B)   any retirement or deferred compensation plan, incentive compensation plan, stock plan, profit-sharing, unemployment compensation plan, vacation pay, severance pay, post-employment, supplemental employment or unemployment benefit plan or arrangement, bonus or benefit arrangement, insurance

(including any self-insurance) or hospitalization program or any other fringe or other benefit or compensation plans, programs or arrangements for any current or former employee, trustee, director, consultant or agent, whether pursuant to contract, arrangement or any other "employee benefit plan" (as defined in Section 3(3) of ERISA); or

                              (C)   any employment, severance, termination, consultancy or other similar agreement.

                       (ii)   A true and correct copy of each of the material plans, programs, arrangements, and agreements listed in Section 3.1(l)(ii) of the Innkeepers Disclosure Letter (referred to hereinafter as "Innkeepers Employee Benefit Plans") has been supplied to Purchaser. In the case of any Innkeepers Employee Benefit Plan which is not in written form, Purchaser has been supplied with an accurate description of the material provisions of such Innkeepers Employee Benefit Plan as in effect on the date hereof. A true and correct copy of the two (2) most recent annual reports, actuarial reports, accountant's opinions of the plan's financial statements, the summary plan description and Internal Revenue Service determination letter with respect to each Innkeepers Employee Benefit Plan, to the extent applicable, has been supplied to Purchaser, and there have been no material changes in the financial condition in the respective plans from that stated in the annual reports and actuarial reports supplied. Section 3.1(l)(ii) of the Innkeepers Disclosure Letter contains a true and complete list of each loan or extension of credit between Innkeepers REIT or any Innkeepers Subsidiary, on the one hand, and any of their respective trustees, directors, officers or employees, on the other, and the outstanding balances under each such loan or extension of credit as of the date hereof.

                      (iii)   As to all Innkeepers Employee Benefit Plans:

                              (A)   All Innkeepers Employee Benefit Plans comply and have been administered in form and in operation in all material respects with all applicable requirements of Law, and no event has occurred which shall or would reasonably be expected to cause any such Innkeepers Employee Benefit Plan to fail to comply with such requirements and no notice has been issued by any governmental authority questioning or challenging such compliance.

                              (B)   (w) All Innkeepers Employee Benefit Plans which are employee pension benefit plans comply in form and in operation in all material respects with all applicable requirements of Sections 401(a) and 501(a) of the Code; (x) each Innkeepers Employee Benefit Plan which is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter, or has pending an application for such determination from the Internal Revenue Service with respect to those provisions for which the remedial amendment period under Section 401(b) of the Code has not expired, and Innkeepers REIT is not aware of any reason why any such determination letter should be revoked; (y) there have been no amendments to such plans which are not the subject of a favorable determination letter issued with respect thereto by the Internal Revenue Service (other than an amendment for which the remedial amendment period under Section 401(b) of the Code has not expired); and (z) no event has occurred which would reasonably be expected to give rise to disqualification of any such plan under such sections.

                              (C)   Except as set forth in Section 3.1(l)(iii)(C) of the Innkeepers Disclosure Letter, None of the assets of any Innkeepers Employee Benefit Plan is invested in employer securities or employer real property.

                              (D)   Except as would not reasonably be expected to result in an Innkeepers Material Adverse Effect, there have been no "prohibited transactions" (as described in Section 406 of ERISA or Section 4975 of the Code) with respect to any Innkeepers Employee Benefit Plan.

                              (E)   Except as set forth in Section 3.1(l)(iii)(E) of the Innkeepers Disclosure Letter, there have been no acts or omissions which have given rise to or which would reasonably be expected to give rise to fines, penalties, taxes or related charges under Section 502 of ERISA or Chapters 43, 47 or 100 of the Code for which Innkeepers REIT or any Innkeepers Subsidiary may be liable.

                              (F)   None of the payments contemplated by Innkeepers Employee Benefit Plans would, in the aggregate, constitute excess parachute payments (as defined in Section 280G of the Code (without regard to subsection (b)(4) thereof)) in connection with the transactions contemplated by this Agreement.

                              (G)   There are no actions, suits or claims (other than routine claims for benefits) pending or, to the Knowledge of the Innkeepers Parties, threatened involving any Innkeepers Employee Benefit Plan or the assets thereof and, no facts exist which could give rise to any such actions, suits or claims (other than routine claims for benefits).

                              (H)   Neither Innkeepers REIT, any Innkeepers Subsidiary nor any of their respective ERISA Affiliates sponsors, maintains or contributes to, or has in the past six (6) years sponsored, maintained or contributed to, any employee benefit plan subject to Title IV of ERISA.

                              (I)   Neither Innkeepers REIT nor any Innkeepers Subsidiary has any Liability or contingent Liability for providing, under any Innkeepers Employee Benefit Plan or otherwise, any post-retirement medical or life insurance benefits, other than statutory liability for providing group health plan continuation coverage under Part 6 of Title I of ERISA and Section 4980B of the Code.

                              (J)   To the Knowledge of the Innkeepers Parties, there has been no act or omission that would impair the ability of Innkeepers REIT and the Innkeepers Subsidiaries (or any successor thereto) to unilaterally amend or terminate any Innkeepers Employee Benefit Plan, other than to the extent not permitted by its terms.

                              (K)   Except as set forth in Section 3.1(l)(iii)(K)(x) of the Innkeepers Disclosure Letter, the consummation of the transactions contemplated by this

Agreement shall not (either alone or together with any other event) entitle any current or former employee, director, trustee or independent contractor of Innkeepers REIT or the Innkeepers Subsidiaries to any payment, bonus, retirement, severance, job security or similar benefit or enhance any such benefit, or accelerate the time of payment, vesting or exercisability or trigger any payment of funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or trigger any other obligation pursuant to, any Innkeepers Employee Benefit Plan. Section 3.1(l)(iii)(K)(y) of the Innkeepers Disclosure Letter lists all the agreements, arrangements and other instruments which give rise to an obligation to make or set aside amounts payable to or on behalf of the officers or key employees of Innkeepers REIT or the Innkeepers Subsidiaries as a result of the transactions contemplated by this Agreement and/or any subsequent employment termination (whether by Innkeepers REIT or the employee), true and complete copies of which have been previously provided or made available (by public filing with the SEC or otherwise) to Purchaser prior to the date hereof.

                              (L)   There has been no amendment to, written interpretation or announcement (whether or not written) by Innkeepers REIT or the Innkeepers Subsidiaries relating to, or change in employee participation or coverage under, any Innkeepers Employee Benefit Plan which would increase materially the expense of maintaining such employee plan above the level of the expense incurred in respect thereof as of the Balance Sheet Date.

                       (iv)   Neither Innkeepers REIT, any Innkeepers Subsidiary nor any of their respective ERISA Affiliates, contributes to, has contributed to, or has any Liability or contingent Liability with respect to a "multiemployer plan" (as defined in Section 3(37) of ERISA).

                        (v)   All Innkeepers Options have an exercise price per share that was not less than the "fair market value" of an Innkeepers REIT Common Share on the date of grant, as determined in accordance with the terms of the applicable Innkeepers Option Plan and, to the extent applicable, Sections 409A and 422 of the Code. To the Knowledge of the Innkeepers Parties, there is no pending or threatened audit, investigation or inquiry by any governmental agency or by the Innkeepers REIT with respect to the Innkeepers REIT's stock option granting practices or other equity compensation practices, except as would not reasonably be expected to result in an Innkeepers Material Adverse Effect.

                        (m)     Labor and Employment Matters.

                        (i)   Except as set forth in Section 3.1(m) of the Innkeepers Disclosure Letter, none of Innkeepers REIT, or any of the Innkeepers Subsidiaries or, to the Knowledge of the Innkeepers Parties, any third party which manages or operates any of the Innkeepers Properties is a party to any collective bargaining agreement or other labor agreement with any labor union or labor organization. To the Knowledge of the Innkeepers Parties, there are no representation or certification proceedings or petitions seeking current union representation of employees of Innkeepers REIT, or any of the Innkeepers Subsidiaries, or, to the Knowledge of the Innkeepers Parties, any third party which manages or operates any of the Innkeepers Properties, nor is there any activity by any labor organization (or representative thereof) or employee group (or representative thereof) to organize any such employees.

                       (ii)   Except as set forth in Section 3.1(m)(ii) of the Innkeepers Disclosure Letter, there is no complaint, lawsuit or proceeding in any forum by or on behalf of any present or former employee, any applicant for employment or any classes of the foregoing, alleging breach of any express or implied contract of employment, any Law or regulation governing employment or the termination thereof, or other discriminatory, wrongful or tortious conduct in connection with the employment relationship pending, or, to the Knowledge of the Innkeepers Parties, threatened against Innkeepers REIT, any of the Innkeepers Subsidiaries or, to the Knowledge of the Innkeepers Parties, any third party which manages or operates any of the Innkeepers Properties, except which would not, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect. Except as set forth in Section 3.1(m)(ii) of the Innkeepers Disclosure Letter, Innkeepers REIT and the Innkeepers Subsidiaries and, to the Knowledge of the Innkeepers Parties, any third party which manages or operates any of the Innkeepers Properties are in compliance with all applicable Laws relating to the employment of their employees, including those relating to wages, hours, collective bargaining, unemployment compensation, worker's compensation, equal employment opportunity, age and disability discrimination, immigration control, employee classification and the payment and withholding of Taxes, except as would not reasonably be expected to result in an Innkeepers Material Adverse Effect.

                      (iii)   There is no strike, slowdown or work stoppage or lockout with respect to the employees of Innkeepers REIT or the Innkeepers Subsidiaries or, to the Knowledge of the Innkeepers Parties, any third party which manages or operates any of the Innkeepers Properties pending, or, to the Knowledge of the Innkeepers Parties, threatened, against Innkeepers REIT, any of the Innkeepers Subsidiaries or any third party which manages or operates any of the Innkeepers Properties.

                      (iv)   There is no proceeding, claim, suit or action pending or, to the Knowledge of the Innkeepers Parties, threatened in writing, with respect to which any current or former trustee, director, officer, employee or agent of Innkeepers REIT or any of the Innkeepers Subsidiaries or, to the Knowledge of the Innkeepers Parties, any third party which manages or operates any of the Innkeepers Properties has a valid claim to indemnification from Innkeepers REIT, any of the Innkeepers Subsidiaries or, to the Knowledge of the Innkeepers Parties, any third party which manages or operates any of the Innkeepers Properties.

                        (n)    Intangible Property.

                        (i)   Except as would not, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect, there are no bona fide claims pending, or to the Knowledge of the Innkeepers Parties, threatened against Innkeepers REIT or any Innkeepers Subsidiary (A) to the effect that the manufacture, sale, licensing or use of any product as now used, sold or licensed or proposed for use, sale or license by Innkeepers

REIT or any Innkeepers Subsidiary, infringes on any copyright, patent, trademark, trade name, service mark or trade secret of any third party; (B) against the use by Innkeepers REIT or any Innkeepers Subsidiary of any copyrights, patents, trademarks, trade names, service marks, trade secrets, technology, know-how or computer software programs and applications used in the business of Innkeepers REIT or any Innkeepers Subsidiary as currently conducted, (C) challenging the ownership, validity or effectiveness of any of Innkeepers REIT Intellectual Property Rights material to Innkeepers REIT and the Innkeepers Subsidiaries, taken as a whole, or (D) challenging the license or legally enforceable right to use of the Third-Party Intellectual Property Rights by Innkeepers REIT or any Innkeepers Subsidiary. Except as, individually or in the aggregate, would not constitute an Innkeepers Material Adverse Effect, Innkeepers REIT and each Innkeepers Subsidiary owns, or is licensed to use (in each case free and clear of any Encumbrances), all Intellectual Property currently used in its business as presently conducted.

                       (ii)   As used in this Agreement, the term (A) "Intellectual Property" means all patents, trademarks, trade names, service marks, copyrights and any applications therefor, technology, know-how, computer software programs or applications, and other proprietary information or materials, (B) "Third-Party Intellectual Property Rights" means any rights to Intellectual Property owned by any third party, and (C) "Innkeepers REIT Intellectual Property Rights" means the Intellectual Property owned or used by Innkeepers REIT or any Innkeepers Subsidiary.

                        (o)    Environmental Matters.

                        (i)   Neither Innkeepers REIT nor any Innkeepers Subsidiary is in violation of or otherwise has Liability under any applicable Law or Order relating to pollution or protection of public health and safety, the environment (including indoor or ambient air, surface water, groundwater, land surface or subsurface) or natural resources, including Laws and regulations relating to the release or threatened release of any pollutant, contaminant, waste or toxic substance, including asbestos or any substance containing asbestos, polychlorinated biphenyls, lead paint, petroleum or petroleum products (including crude oil and any fraction thereof), radon, mold, fungus and other hazardous biological materials (collectively, "Hazardous Materials") to underground storage tanks or to the manufacture, management, possession, presence, generation, processing, distribution, use, treatment, storage, disposal, transportation, abatement, removal, remediation or handling of, or exposure to, Hazardous Materials (collectively, "Environmental Laws"), except for any violation or Liability which would not, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect;

                       (ii)   In the last three (3) years, neither Innkeepers REIT nor any of the Innkeepers Subsidiaries have received any written notice of, and there are no pending or, to the Knowledge of the Innkeepers Parties threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to Hazardous Materials or any Environmental Law against or affecting Innkeepers REIT or any of the Innkeepers Subsidiaries or any of Innkeepers Properties or former properties held by any of them except for any such actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings which, individually or in the aggregate, would not constitute an Innkeepers Material Adverse Effect;

                      (iii)   Innkeepers REIT and the Innkeepers Subsidiaries have not used, and have not permitted the use of, any Innkeepers Property for activities or operations that involve the handling, use, processing, manufacturing, generating, producing, storing, refining, recycling, transporting, spilling, pumping, pouring, emitting, emptying, discharging, injecting, burying, leaching, dumping, disposing of or releasing into the environment or otherwise dealing with any Hazardous Material, except for Hazardous Materials utilized in the ordinary course of maintaining such real properties or utilized in the ordinary course of business of a tenant of such Innkeepers Properties; provided, that such use would not, in the ordinary course of business, reasonably be expected to violate applicable Environmental Laws and except for any such handling, use, processing, manufacturing, generating, producing, storing, refining, recycling, transporting, spilling, pumping, pouring, emitting, emptying, discharging, injecting, burying, leaching, dumping, disposing of or releasing which would not, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect; and

                      (iv)   There is no seepage, leaking, escaping, leaching, discharging, injection, release, emission, spill, pumping, pouring, emptying, dumping or other release or threatened release of Hazardous Materials into the environment (including structures) at, on, under, about or emanating from any Innkeepers Properties, former properties or off site locations to which Hazardous Materials were shipped for treatment, storage, disposal or handling, except in accordance with applicable Environmental Laws or as would not, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect.

                        (p)    Properties.

                        (i)   Section 3.1(p)(i) of the Innkeepers Disclosure Letter sets forth a true and complete list of each real property wholly-owned in fee simple title by Innkeepers LP or any Innkeepers Subsidiary or jointly owned in fee simple title by Innkeepers LP or an Innkeepers Subsidiary and a third party entity as of the date hereof (each property so owned, a "Innkeepers Property" and collectively, the "Innkeepers Properties"), which are all of the real estate properties owned by Innkeepers LP or any Innkeepers Subsidiary as of the date hereof, in each case (except as provided below) free and clear of Liens, mortgages or deeds of trust, claims against title, charges which are Liens, security interests or other encumbrances on title ("Encumbrances"). No other Person has any ownership interest in any of Innkeepers Properties.

                       (ii)   The Innkeepers Properties are not subject to any rights of way, restrictive covenants (including deed restrictions or limitations issued pursuant to any Environmental Law), declarations, agreements, or Laws affecting building use or occupancy, or reservations of an interest in title (collectively, "Property Restrictions") or Encumbrances, except for (A) Encumbrances and Property Restrictions set forth in Section 3.1(p)(ii) of the Innkeepers Disclosure Letter, (B) Property Restrictions imposed or promulgated by Law or any Governmental Entity or included in any Innkeepers REIT space lease with respect to real property, including zoning regulations; provided, that they do not materially adversely affect the currently intended use of any Innkeepers Property, (C) Encumbrances and Property Restrictions disclosed on existing title policies or existing surveys and (D) mechanics', carriers', workmen's, repairmen's and materialmen's liens and other Encumbrances, Liens, Property Restrictions and other limitations of any kind, if any, which would not, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect.

                      (iii)   (A) No certificate, permit or license from any Governmental Entity having jurisdiction over any of Innkeepers Properties or any agreement, easement or other right that is necessary to permit the lawful use and operation of the buildings and improvements on any of Innkeepers Properties or that is necessary to permit the lawful use and operation of all driveways, roads and other means of egress and ingress to and from any of Innkeepers Properties has not been obtained and is not in full force and effect, except for such failures to obtain and to have in full force and effect, which would not, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect and (B) neither Innkeepers REIT nor any Innkeepers Subsidiary has received written notice of any violation of any federal, state or municipal Law affecting any of Innkeepers Properties issued by any Governmental Entity which have not been cured, contested in good faith or which violations would not, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect.

                      (iv)   Except as set forth in Section 3.1(p)(iv) of the Innkeepers Disclosure Letter, all work required to be performed, payments required to be made and actions required to be taken prior to the date hereof pursuant to any agreement entered into with a Governmental Entity in connection with a site approval, zoning reclassification or other similar action relating to any Innkeepers Properties (e.g., local improvement district, road improvement district, environmental mitigation) have been performed, paid or taken, as the case may be, other than those actions the failure of which would not, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect.

                       (v)   Section 3.1(p)(v)(A) of the Innkeepers Disclosure Letter lists as of the date hereof each ground lease to which Innkeepers REIT or any Innkeepers Subsidiary is party, as lessee, and each master lease to which Innkeepers REIT or any Innkeepers Subsidiary is a lessor. Each such ground lease or master lease is in full force and effect and is valid, binding and enforceable, to the Knowledge of the Innkeepers Parties, in accordance with its terms against the lessor or lessee thereunder, as applicable, except as would not, individually or in the aggregate, constitute a material adverse effect on Innkeepers REIT's interest in the applicable Innkeepers Property. Except which would not, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect, neither Innkeepers REIT nor any Innkeepers Subsidiary, on the one hand, nor, to the Knowledge of the Innkeepers Parties, any other party, on the other hand, is in monetary default under any such ground lease or master lease. No option has been exercised under any of such ground leases or master leases, except options whose exercise has been evidenced by a written document as described in Section 3.1(p)(v)(B)

of the Innkeepers Disclosure Letter. The Innkeepers Parties have previously provided or made available to Purchaser (by public filing with the SEC or otherwise) a correct and complete copy of each such material ground lease and master lease and all material amendments thereto.

                      (vi)   Except as set forth in Section 3.1(p)(vi) of the Innkeepers Disclosure Letter, to the Knowledge of the Innkeepers Parties, neither Innkeepers REIT nor any Innkeepers Subsidiary has granted any unexpired option agreements, rights of first offer, rights of first negotiation or rights of first refusal with respect to the purchase of an Innkeepers Property or any portion thereof or any other unexpired rights in favor of third Persons to purchase or otherwise acquire an Innkeepers Property or any portion thereof or entered into any contract for sale, ground lease or letter of intent to sell or ground lease any Innkeepers Property or any portion thereof.

                     (vii)   There is no material renovation or construction project with aggregate projected costs in excess of $1,000,000 currently being performed at any of Innkeepers Properties, except for the projects set forth in Section 3.1(p)(vii)(A) of the Innkeepers Disclosure Letter (the "Construction Projects"). Section 3.1(p)(vii)(B) of the Innkeepers Disclosure Letter sets forth the budgeted cost and the estimated cost to complete for each Construction Project. Neither Innkeepers REIT nor any Innkeepers Subsidiary is in material default of any material obligation with respect to the Construction Projects and, to the Knowledge of the Innkeepers Parties, the contractors obligated to complete any of the Construction Projects are not in material default with respect to such obligations as of the date of this Agreement.

                     (viii)   Except as set forth in Section 3.1(p)(viii) of the Innkeepers Disclosure Letter, there (A) are no material structural defects relating to any of Innkeepers Properties, (B) is no Innkeepers Property whose building systems are not in working order in any material respect, and (C) is no physical material damage to any Innkeepers Property for which there is no insurance in effect, which, in the case of any of (A), (B) or (C), would, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect.

                      (ix)   Section 3.1(p)(ix)(A) of the Innkeepers Disclosure Letter sets forth (A) a true and complete list of the real property in respect of which any Innkeepers Party or any Innkeepers Subsidiary has the right, pursuant to a franchise, license, satellite agreement, franchise development agreement, area development agreement, development incentive agreement or other Contract (together with any amendments, guarantees and any ancillary documents and agreements related thereto, collectively, the "Franchise Agreements") to utilize a brand name or other rights of a hotel chain or system from any Person and (B) the applicable brand of such property. Each such Franchise Agreement has been previously provided or made available to Purchaser prior to the date hereof and, to the Knowledge of the Innkeepers Parties, is valid, binding and in full force and effect as against the Innkeepers Party or the Innkeepers Subsidiary, as applicable. To the Knowledge of the Innkeepers Parties, except as disclosed on Section 3.1(p)(ix)(B) of the Innkeepers Disclosure Letter, neither any Innkeepers Party nor any Innkeepers Subsidiary, as applicable, has received or delivered written notice under any of the Franchise

Agreements of any material default under any Franchise Agreement, and no event has occurred which, with notice or lapse of time or both, would constitute a material default by any of Innkeepers REIT or any Innkeepers Subsidiary, as applicable under any such Franchise Agreement.

                        (q)    Insurance. The Innkeepers Parties maintain insurance coverage with reputable insurers, or maintain self-insurance practices, in such amounts and covering such risks which in their good faith judgment are reasonable for the business of the Innkeepers Parties and the Innkeepers Subsidiaries (taking into account the cost and availability of such insurance). Section 3.1(q) of the Innkeepers Disclosure Letter sets forth a list that is true and complete in all material respects of all material insurance policies in force naming Innkeepers REIT, any Innkeepers Subsidiary or any employees thereof as an insured or beneficiary or as a loss payable payee or for which Innkeepers REIT or any Innkeepers Subsidiary has paid or is obligated to pay all or part of the premiums. There is no claim by Innkeepers REIT or any Innkeepers Subsidiary pending under any such policies which (A) has been denied or disputed by the insurer and (B) would, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect. To the Knowledge of the Innkeepers Parties, all such insurance policies are in full force and effect, all premiums due and payable thereon have been paid, and no written notice of cancellation or termination has been received by any of the Innkeepers Parties or the Innkeepers Subsidiaries with respect to any such policy which has not been replaced on substantially similar terms prior to the date of such cancellation. To the Knowledge of the Innkeepers Parties, as of the date hereof no insurer on any such policy has been declared insolvent or placed in receivership, conservatorship or liquidation.

                        (r)    Opinion of Innkeepers REIT Financial Advisors. The Innkeepers REIT Board of Trustees has received the opinions of Lehman Brothers Inc. ("Lehman") (the "Lehman Fairness Opinion") and UBS Securities LLC ("UBS" and, together with Lehman, the "Innkeepers REIT Financial Advisors") (the "UBS Fairness Opinion" and, together with the Lehman Fairness Opinion, the "Fairness Opinions") that, based on and subject to the assumptions, qualifications and limitations set forth therein, as of the date thereof, the Merger Consideration to be paid to holders of the Innkeepers REIT Common Shareholders in the Merger is fair to such Innkeepers REIT Common Shareholders from a financial point of view. A copy of each of the written Fairness Opinions has been or will promptly following the date hereof, but in no event later than two (2) Business Days following the date hereof, be delivered to the Purchaser Parties.

                        (s)    Vote Required. Except as set forth in Section 3.1(s) of the Innkeepers Disclosure Letter, the affirmative vote of the holders of the Innkeepers REIT Common Shares entitled to cast at least a majority of all votes entitled to be cast on the matter (the "Innkeepers Shareholder Approval") is the only vote or consent required of the holders of any class or series of the Innkeepers REIT Common Shares or other securities or equity interests in Innkeepers REIT required to consummate the Merger.

                        (t)    Brokers. Except for the fees and expenses payable to the Innkeepers REIT Financial Advisors, the fees and expenses of which are not an obligation of any of the Purchaser Parties or any of the Purchaser Subsidiaries other than from and after the Closing, no broker, investment banker or other Person is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Innkeepers REIT, any Innkeepers Subsidiary or any Affiliate thereof.

                        (u)    Material Contracts.

                        (i)   All of the Material Contracts of Innkeepers REIT or any Innkeepers Subsidiary as in effect as of the date hereof are listed on Section 3.1(u)(i) of the Innkeepers Disclosure Letter or in the exhibit index set forth in Innkeepers REIT annual report of Form 10-K for the year ended December 31, 2006. Innkeepers REIT has, prior to the date hereof, previously provided or made available to Purchaser (by public filing with the SEC or otherwise) true and complete copies of each Material Contract as in effect as of the date hereof. All Material Contracts are valid, binding and enforceable and in full force and effect with respect to Innkeepers REIT and the Innkeepers Subsidiaries, and to the Knowledge of the Innkeepers Parties, with respect to each other party to any such Material Contract, except where such failure to be so valid, binding and enforceable and in full force and effect would not, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect, and except, in each case, to the extent that enforcement of rights and remedies created by any Material Contracts are subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general application related to or affecting creditors' rights and to general equity principles.

                       (ii)   Except as set forth in Section 3.1(u)(ii) of the Innkeepers Disclosure Letter, (A) neither Innkeepers REIT nor any Innkeepers Subsidiary is in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice or both would cause such a violation of or default under) any Material Contract to which it is a party or by which it or any of its properties or assets is bound; (B) to the Knowledge of the Innkeepers Parties, there are no such violations or defaults (nor does there exist any condition which upon the passage of time or the giving of notice or both would cause such a violation or default) with respect to any third party to any Material Contract, except in either the case of clause (A) or (B) for those violations or defaults that would not, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect. For purposes of this Agreement, "Material Contracts" means, in each case, as entered into by any Innkeepers Party or any Innkeepers Subsidiary, (A) any loan agreements, letters of credit, indentures, warranties, notes, bonds, debentures, mortgages or any other documents, agreements or instruments evidencing a capitalized lease obligation, capital contribution, continuing indemnification obligations or other Indebtedness to any Person, or any guarantee thereof, in excess of $1,000,000 (excluding letters of credit, performance bonds or guarantees entered into in the ordinary course of business), (B) any contractual obligations (including any brokerage agreement) entered into by Innkeepers REIT or any Innkeepers Subsidiary that, by its terms, is not terminable within one (1) year (without termination fee or penalty) and that may result in total payments by Innkeepers REIT or any Innkeepers Subsidiary in excess of $1,000,000, (C) any other agreements filed or required to be filed as exhibits to the Innkeepers REIT SEC Documents pursuant to Item 601(b)(10) of Regulation S-K of Title 17, Part 229 of the Code of Federal Regulations, (D) any interest rate cap, interest rate collar, interest rate swap or currency hedging transaction agreements and any other agreements relating to a similar transaction to which Innkeepers REIT or any Innkeepers Subsidiary is a party or an obligor with respect thereto, (E) any agreement in which the amount involved exceeds $60,000 per annum with any officer, director, trustee or employee of Innkeepers REIT or the Innkeepers Subsidiaries earning in excess of $100,000 per annum in base compensation and cash bonus or with any "associate" or any member of the "immediate family" (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the 1934 Act) of any such officer, director, trustee or employee, (F) any partnership, joint venture or similar agreements with any third parties, (G) any agreements relating to the acquisition, issuance, voting, registration, sale or transfer of any securities in an amount in excess of $500,000, (H) any agreements imposing any "standstill" or similar obligations on any of Innkeepers REIT or any Innkeepers Subsidiary, (I) any agreements relating to collective bargaining or other agreement or understanding with a labor union or labor organization, (J) any agreements relating to the operations of the Innkeepers Properties, including Franchise Agreements, (K) any agreements relating to the settlement or proposed settlement of any legal proceeding, which involves the issuance of equity securities or the payment of an amount, in any such case, having a value of more than $1,000,000 and (L) any agreements, commitments, instruments or obligations of a type described in Sections 3.1(u)(iii) through 3.1(u)(vi) .

                      (iii)   There is no confidentiality agreement, non-competition agreement or other contract or agreement that contains covenants that restrict any of the Innkeepers Parties' ability to engage or compete in any line of business or with any Person in any geographical area.

                      (iv)   There are no indemnification agreements entered into by and between Innkeepers REIT and any current or former trustee, director or officer of Innkeepers REIT or any of the Innkeepers Subsidiaries (other than as may be contained in any of the organizational documents of any such entity).

                       (v)   None of Innkeepers REIT or any Innkeepers Subsidiary is a party to any agreement pursuant to which Innkeepers REIT or any Innkeepers Subsidiary manages or provides services with respect to any real properties other than Innkeepers Properties.

                      (vi)   Section 3.1(u)(vi) of the Innkeepers Disclosure Letter lists all agreements entered into by Innkeepers REIT or any Innkeepers Subsidiary as of the date hereof providing for the sale of, option to sell, material development or construction of or material additions or expansions to (other than contracts for ordinary repair maintenance), any Innkeepers Properties or the purchase of, or option to purchase, by Innkeepers REIT or any Innkeepers Subsidiary, on the one hand, or the other party thereto, on the other hand, any real estate not yet consummated as of the date hereof.

                        (v)    Inapplicability of Takeover Statutes and Certain Charter and Bylaw Provisions. Innkeepers REIT has taken all appropriate and necessary actions to exempt the Merger, this Agreement and the other transactions contemplated hereby from the restrictions and provisions of Subtitles 6 and 7 of Title 3 of the MGCL, as applicable to a Maryland real estate investment trust (collectively, the "Takeover Statute"). No other "control share acquisition," "fair price," "moratorium" or other anti-takeover Laws apply to the Merger, this Agreement or the other transactions contemplated hereby.

                        (w)    Related Party Transactions. Except as set forth in Section 3.1(w) of the Innkeepers Disclosure Letter and except for (i) compensation and benefits paid in the ordinary course to officers, directors, trustees or employees of Innkeepers REIT or any Innkeepers Subsidiaries, (ii) the Innkeepers Employee Benefit Plans and as described in the Innkeepers REIT SEC Documents filed prior to the date hereof and (iii) the Management Agreement Documents with Innkeepers Hospitality Management, Inc., a Florida corporation, there are no material arrangements, agreements or contracts which continue in effect as of the date hereof entered into by Innkeepers REIT or any of the Innkeepers Subsidiaries, on the one hand, and any Person who is an officer, trustee, director or Affiliate of Innkeepers REIT or any Innkeepers Subsidiary, any relative of the foregoing or an entity of which any of the foregoing is an Affiliate, on the other hand.

                        (x)    Investment Company Act of 1940. Neither Innkeepers REIT, Innkeepers LP nor any of the other Innkeepers Subsidiaries is, or at the Merger Effective Time shall be, required to be registered as an investment company under the Investment Company Act of 1940, as amended.

                        (y)    Information Supplied. The information supplied by Innkeepers REIT or any Innkeepers Subsidiary for inclusion in the Proxy, or any amendment or supplement thereto, shall not, on the date the Proxy is first mailed to the Innkeepers REIT Common Shareholders or at the time of the Innkeepers Shareholder Approval contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. For the avoidance of doubt, any information supplied by any of the Purchaser Parties for inclusion in the Proxy Statement shall not be considered to have been supplied by Innkeepers REIT or any Innkeepers Subsidiary for purposes of this representation.

                        (z)    Internal Controls.

                        (i)   Innkeepers REIT and each of their officers and directors are in compliance with, and have complied since the enactment thereof, in each case in all material respects, with (i) the applicable provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and (ii) the applicable listing and corporate governance rules and regulations of the NYSE. Innkeepers REIT has established and maintains disclosure controls and procedures and internal controls over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Innkeepers REIT's disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by Innkeepers REIT in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to

Innkeepers REIT's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act.

                       (ii)   Innkeepers REIT has disclosed, based on its most recent evaluation, to the Innkeepers REIT's outside auditors, the audit committee of the Innkeepers REIT Board of Trustees (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that are reasonably likely to materially affect the Innkeepers REIT's ability to record, process, summarize and report financial data and (ii) any fraud, whether or not material, known to management that involves management or other employees who, in each case, have a significant role in the Innkeepers REIT's internal control over financial reporting.

                        (aa)   Management Agreements. Section 3.1(aa)(i) of the Innkeepers Disclosure Letter lists each management agreement pursuant to which any third party manages or operates any Innkeepers Properties or leases on behalf of any of the Innkeepers Parties or the Innkeepers Subsidiaries, and lists the property that is subject to such management agreement, the Innkeepers Party or Innkeepers Subsidiary that is a party thereto and the date of such management agreement (collectively, the "Management Agreement Documents"). True, correct and complete copies of all Management Agreement Documents have been previously made available to Purchaser. Except as would not, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect, each of the Management Agreement Documents is valid, binding and in full force and effect as against the Innkeepers Party that is a party thereto. Section 3.1(aa)(ii) of the Innkeepers Disclosure Letter lists any termination, cancellation or other similar fees payable by any Innkeepers Party or Innkeepers Subsidiary to any third party manager or operator which have accrued but have not been paid as of the date of this Agreement.

             Section 3.2    Representations and Warranties of the Purchaser Parties. Each of the Purchaser Parties hereby jointly and severally represents and warrants to the Innkeepers Parties as follows, in each case, as of the date hereof and as of the Closing Date (or, in each case, if made as of a specific date, as of such date):

                        (a)    Organization, Standing and Power of the Purchaser Parties. Purchaser is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware. Purchaser Acquisition Entity is a Maryland real estate investment trust operating so as to qualify as a real estate investment trust duly formed, validly existing and in good standing under the Laws of the State of Maryland and a wholly-owned Purchaser Subsidiary. Purchaser has previously provided or made available to Innkeepers REIT complete and correct copies of the charter, bylaws or other organizational documents of each of Purchaser and Purchaser Acquisition Entity, each as amended through the date hereof and each as in full force and effect.

                        (b)    Authority; No Violations; Consents and Approvals.

                        (i)   Each of the Purchaser Parties has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of each of the Purchaser Parties. No vote or other action of the shareholders of Purchaser is required by applicable Law or the organizational documents of Purchaser or otherwise in order for the Purchaser Parties to consummate the Merger and the transactions contemplated hereby, except for the shareholder approval to be provided prior to the Closing by Purchaser, as the sole shareholder of Purchaser Acquisition Entity, to approve the issuance of the Surviving Entity Preferred Stock and to amend and restate the Declaration of Trust and Articles Supplementary of Purchaser Acquisition Entity.

                       (ii)   This Agreement has been duly executed and delivered by each of the Purchaser Parties, and, constitutes a valid and binding obligation of each of the Purchaser Parties, enforceable against each of the Purchaser Parties in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other Laws of general applicability relating to or affecting creditors' rights and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                      (iii)   The execution and delivery by each of the Purchaser Parties of this Agreement do not, and the consummation of the transactions contemplated hereby, and compliance by each of the Purchaser Parties with the provisions hereof, shall not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation or the loss of a material benefit under, or give rise to a right of purchase under, result in the creation of any Lien upon any of the properties or assets of any of the Purchaser Parties under, require the Consent of any third party or otherwise result in a material detriment to any of the Purchaser Parties under, any provision of (A) the charter, bylaws or comparable organizational documents of any of the Purchaser Parties, (B) any material contract, agreement or commitment of any of the Purchaser Parties, or any guarantee by any of the Purchaser Parties or (C) assuming the Consents referred to in Section 3.2(b)(iv) are duly and timely obtained or made, any Law or Order applicable to or binding on any of the Purchaser Parties or any of their respective properties or assets, other than, in the case of clause (B), any such conflicts, violations, defaults, rights, Liens or detriments that would not, individually or in the aggregate, reasonably be expected to materially impair or delay the ability of any of the Purchaser Parties to perform its obligations under this Agreement or prevent the consummation by any of the Purchaser Parties of any of the transactions contemplated hereby.

                      (iv)   No Consent from any Governmental Entity is required by or on behalf of any of the Purchaser Parties in connection with the execution and delivery by each of the Purchaser Parties of this Agreement or the consummation by each of the Purchaser Parties of the transactions contemplated hereby, except for: (A) compliance with the Securities Act and the Exchange Act and the rules and regulations thereunder as may be required in connection with this Agreement and the transactions contemplated hereby; (B) the filing of the Articles of Merger with, and acceptance for recording of the Articles of Merger by, the Maryland Department; (C) such filings and approvals as may be required by any applicable state securities or "blue sky" Laws; (D) compliance with the rules and regulations of the NYSE; and (E) any such other Consent that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to materially impair or delay the ability of any of the Purchaser Parties to perform its obligations hereunder or prevent the consummation by any of the Purchaser Parties of the transactions contemplated hereby.

                        (c)    Information Supplied. The information supplied by Purchaser or any Purchaser Subsidiary for use in the Proxy Statement, shall not, on the date the Proxy is first mailed to the Innkeepers REIT Common Shareholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                        (d)    Litigation. There is no litigation, arbitration, claim, investigation, suit, action or proceeding pending or, to the Knowledge of Purchaser, threatened against or affecting any of the Purchaser Parties, nor is there any Order outstanding against any of the Purchaser Parties, in each case which would reasonably be expected to, individually or in the aggregate, (A) cause any of the transactions contemplated hereby to be rescinded following their consummation, including the Merger, or (B) materially impair or delay the ability of any of the Purchaser Parties to perform its obligations hereunder or prevent the consummation by them of any of the transactions contemplated thereby.

                        (e)    Purchaser Parties Ownership of Company Securities. The Purchaser Parties, individually and in the aggregate, do not beneficially own any Innkeepers REIT Common Shares or any options, warrants or other rights to acquire Innkeepers REIT Common Shares. None of the Purchaser Parties is, or will become prior to the Merger Effective Time, an "interested stockholder" with respect to Innkeepers REIT within the meaning of Subtitle 6 of Title 3 of the MGCL.

                        (f)    No Other Business. Each of the Purchaser Parties was formed solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business activities and has conducted its operations only as contemplated hereby.

                        (g)    Brokers. No broker, investment banker or other Person (other than JF Capital Advisors, LLC, the fees and expenses of which are not an obligation of Innkeepers REIT or any Innkeepers Subsidiary) is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any of the Purchaser Parties.

                        (h)    Financing. Purchaser has delivered to Innkeepers REIT true, correct and complete copies of (i) executed commitment letter(s), (as the same may be amended pursuant to Section 5.9, the "Debt Financing Commitments"), pursuant to which the lender parties thereto have agreed, subject to the terms and conditions thereof, to provide or cause to be provided the debt amounts set forth therein (collectively, the "Debt Financing") and (ii) executed equity commitment letter(s), (as the same may be amended pursuant to Section 5.9, the "Equity Financing Commitments" and, together with the Debt Financing Commitments, the "Financing Commitments"), pursuant to which Apollo Investment Corporation (the "Sponsor") has committed, subject to the terms and conditions thereof, to invest the amount set forth therein (the "Equity Financing" and, together with the Debt Financing, the "Financing"). As of the date of this Agreement, none of the Financing Commitments has been amended or modified in any material respect, and the respective commitments contained in the Financing Commitments have not been withdrawn or rescinded in any material respect. As of the date hereof, no event has occurred which, with or without notice, lapse of time, or both, would constitute a default or breach on the part of any Purchaser Party under any term or condition of the Financing Commitments and Purchaser does not know of any facts or circumstances that may reasonably be expected to result in any of the conditions set forth in the Financing Commitments not being satisfied. As of the date of this Agreement, the Financing Commitments are in full force and effect and, in the forms delivered to Innkeepers REIT, constitute legal, valid and binding obligations of the Purchaser Parties party thereto, except, in each case, to the extent amended or replaced in accordance with their terms of the terms of this Agreement. Subject to the terms and conditions of the Financing Commitments, and subject to the terms and conditions of this Agreement, the aggregate proceeds contemplated by the Financing Commitments shall be sufficient for the Purchaser Parties to consummate the Merger and the other transactions contemplated by this Agreement upon the terms contemplated hereby, and to pay all related fees and expenses for which the Purchaser Parties will be responsible in connection herewith. There are no conditions precedent or other contingencies related to the funding of the full amount of the Financing, other than as set forth in the Financing Commitments. The Purchaser Parties released Lehman (together with its Affiliates, the "Lender") from any and all agreements and arrangements that would prohibit or limit the ability of the Lender to provide debt financing to any Person making or contemplating making an Acquisition Proposal.

                        (i)    Guarantee. Concurrently with the execution of this Agreement, the Guarantor has delivered to Innkeepers REIT the Guarantee, dated as of the date of this Agreement, in favor of Innkeepers REIT and Innkeepers LP, with respect to the performance by the Purchaser Parties, respectively, of their obligations under this Agreement; provided, however, that notwithstanding anything in this Agreement to the contrary, the maximum recovery to be realized by Innkeepers REIT, shall not exceed $50,000,000.

ARTICLE IV

COVENANTS RELATING TO CONDUCT OF BUSINESS PENDING THE MERGER

             Section 4.1    Conduct of Business by Innkeepers REIT.

                        (a)    During the period from the date of this Agreement to the earlier of the termination of this Agreement or the Merger Effective Time, except as otherwise expressly provided or permitted by this Agreement or to the extent consented to by Purchaser in advance and in writing (such consent not to be unreasonably withheld, conditioned or delayed), the Innkeepers Parties shall, and shall cause each of the Innkeepers Subsidiaries to, (i) carry on its businesses in the usual, regular and ordinary course consistent with past practice and in compliance in all material respects with applicable Law and Material Contracts; (ii) to the extent consistent with the foregoing clause (i), use its commercially reasonable efforts to preserve intact in all material respects its current business organization, goodwill, ongoing businesses and relationships with third parties, to keep available the services of their present officers and employees and to maintain the status of Innkeepers REIT and each applicable Innkeepers Subsidiary as a REIT within the meaning of the Code; (iii) keep in full force each of the insurance policies referred to in Section 3.1(q) and not make any material amendments related thereto except for renewals of such policies on commercially reasonable terms; and (iv) reasonably promptly notify Purchaser of any written notice from any Person alleging that the Consent of such Person is or may be required in connection with the Merger or the other transactions contemplated hereby.

                        (b)    Without limiting the generality of the foregoing, during the period from the date of this Agreement to the earlier of the termination of this Agreement, except as otherwise expressly provided or permitted by this Agreement or as set forth in Section 4.1(b) of the Innkeepers Disclosure Letter, or to the extent consented to by Purchaser in advance and in writing (such consent not to be unreasonably withheld, conditioned or delayed), the Innkeepers Parties shall not and shall not authorize or commit or agree to, and shall cause the Innkeepers Subsidiaries not to (and not to authorize or commit or agree to), subject to applicable Law:

                        (i)   (A) declare, set aside for payment or pay any dividends on, or make any other actual, constructive or deemed distributions (whether in cash, shares, property or otherwise) in respect of, any Innkeepers REIT Capital Stock, any Innkeepers LP Units or any shares, stock or other equity interests in any Innkeepers Subsidiary, except for (i) the authorization and payment of required quarterly dividends with respect to outstanding Series C Preferred Shares in accordance with the terms thereof as in effect on the date hereof, (ii) dividends or distributions that may be required in order to preserve Innkeepers REIT's status as a real estate investment trust for U.S. federal income tax purposes or to avoid the imposition of corporate-level tax on Innkeepers REIT; provided, however, that the declaration and payment of any dividends or distributions contemplated by this clause (ii) with respect to (1) Innkeepers REIT Common Shares shall reduce the Merger Consideration dollar for dollar and (2) Innkeepers LP Units shall reduce the Partnership Consideration, dollar for dollar, and the determination of whether any such dividends or distributions are necessary shall be made by including the Merger Consideration as a dividend or distribution qualifying for the dividends paid deduction under Section 561 and 562 of the Code, (B) split, combine or reclassify or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for, any Innkeepers REIT Capital Stock, any Innkeepers LP Units or any shares, stock partnership interests or other equity interests in any Innkeepers Subsidiary or issue or authorize the issuance of any securities in respect of, in lieu of or in substitution for shares of such Innkeepers REIT Capital Stock, Innkeepers LP Units or any shares, stock or other equity interests in any Innkeepers Subsidiary or (C) purchase, redeem (except for the redemption of LP Units for cash or shares of Innkeepers REIT Common Stock in accordance with the Innkeepers LP Agreement) or otherwise acquire any Innkeepers REIT Capital Stock, any Innkeepers LP Units or any shares, stock or other equity interests in any Innkeepers Subsidiary or any options, warrants or rights to acquire, or security convertible into any Innkeepers REIT Capital Stock, any Innkeepers LP Units or any shares, stock or other equity interests in any Innkeepers Subsidiary, except in connection with the use of the Innkeepers REIT Common Shares or LP Units to pay the exercise price or Tax withholding obligation upon the exercise of an Innkeepers Option as presently permitted under any Innkeepers Option Plan;

                       (ii)   (A) classify or re-classify any unissued Innkeepers REIT Common Shares, shares of stock, units, beneficial or other interests, any other voting or redeemable securities (including LP Units or other partnership interests) or stock based performance units of Innkeepers REIT or any Innkeepers Subsidiary; (B) except as permitted by Section 4.1(b)(i)(C), authorize for issuance, issue, deliver, sell, grant, dispose or pledge Innkeepers REIT Common Shares, shares of stock, units, beneficial or other interests, any other voting or redeemable securities (including LP Units or other partnership interests) or stock based performance units of Innkeepers REIT or the Innkeepers Subsidiaries, (C) authorize for issuance, issue, deliver, sell, grant, dispose or pledge any option or other right in respect of, any Innkeepers REIT Common Shares, shares of stock, units, beneficial or other interests, any other voting or redeemable securities (including LP Units or other partnership interests), or stock based performance units of Innkeepers REIT or any Innkeepers Subsidiary or any securities convertible into, or any rights, warrants or options to acquire, any such shares, units, beneficial or other interests, voting securities or convertible or redeemable securities or (D) amend or waive any option to acquire Innkeepers REIT Common Shares (except, with respect to the foregoing clause (A), (B) and (C), (1) as required or permitted under the Innkeepers LP Agreement as presently in effect and (2) in connection with the exercise of Innkeepers Options outstanding as of the date hereof under Innkeepers Option Plans as in effect as of the date hereof or the exchange of units of Innkeepers LP for Innkeepers REIT Common Shares in accordance with the Innkeepers LP Agreement);

                      (iii)   amend the Innkeepers REIT Charter or the Innkeepers REIT Bylaws, or any other comparable charter or organizational documents of any Innkeepers Subsidiary, except as contemplated by this Agreement;

                      (iv)   (A) merge, consolidate or enter into any other business combination transaction with any Person, except as provided in Section 5.5, (B) acquire (by merger, consolidation or acquisition) any corporation, partnership or other entity or (C) purchase any equity interest in or all or substantially all of the assets of, any Person or any division or business thereof;

                       (v)   enter into, make or agree to make any commitment with respect to any capital expenditure individually in excess of $250,000 or in the aggregate in excess of $500,000 (provided that such aggregate sum shall be increased by $100,000 each calendar month from the date hereof), other than (a) in accordance with Innkeepers REIT's current capital expenditure plan as set forth in Section 4.1(b)(v) of the Innkeepers Disclosure Letter (the "Capital Budget") or (b) in connection with development activity conducted in the ordinary course of business consistent with past practice as set forth in Section 4.1(b)(v)(b) of the Innkeepers Disclosure Letter;

                      (vi)   incur Indebtedness (secured or unsecured) except for draws under its existing line(s) of credit for purposes of funding expenditures pursuant to the Capital Budgets and for working capital purposes in the ordinary course consistent with past practice or in connection with development activity conducted in the ordinary course of business consistent with past practice as set forth in Section 4.1(b)(v)(b) of the

Innkeepers Disclosure Letter; provided, further, that Innkeepers REIT shall provide Purchaser prompt notice of any such draws;

                      (vii)   sell, mortgage, subject to Lien (or, in the case of an involuntary Lien, fail to initiate actions to have such Lien removed within thirty (30) days of the creation thereof), lease (other than leases (other than ground leases) as landlord in the ordinary course of business) or otherwise dispose of any of the Innkeepers Properties, including by the disposition or issuance of equity securities in an entity that owns an Innkeepers Property, except pursuant to a binding sales contract as set for in Section 4.1(b)(vii) of the Innkeepers Disclosure Letter in existence on the date of this Agreement;

                     (viii)   sell, lease, mortgage, subject to Lien or otherwise dispose of any of its personal or intangible property, except in transactions made in the ordinary course of business and which are not material, individually or in the aggregate, or in connection with sales of any Innkeepers Properties as permitted under Section 4.1(b)(vii);

                       (ix)   acquire any personal, intangible property or real property, except in transactions made in the ordinary course of business or in connection with (a) capital expenditures permitted under Section 4.1(b)(v) or (b) development activity conducted in the ordinary course of business consistent with past practice as set forth in Section 4.1(b)(v)(b) of the Innkeepers Disclosure Letter;

                       (x)   except as set forth in Section 4.1(b)(x) of the Innkeepers Disclosure Letter or in connection with development activity conducted in the ordinary course of business consistent with past practice as set forth in Section 4.1(b)(v)(b) of the Innkeepers Disclosure Letter: (A) repurchase, accelerate, prepay, or assume any Indebtedness or guarantee, endorse or otherwise become responsible for any Indebtedness of another Person, (B) prepay, refinance or amend any existing Indebtedness or make any payments in respect of any Indebtedness other than scheduled interest and amortization payments, if any, required to be made under the agreements evidencing Indebtedness of the of the Innkeepers Parties, (C) make any loans, advances, capital contributions or investments in any other Person, other than the Innkeepers REIT or any Innkeepers Subsidiary or (D) pledge or otherwise encumber shares of Innkeepers REIT Capital Stock or any capital stock or securities in any Innkeepers Subsidiary;

                       (xi)   make or rescind any material election relating to Taxes (unless Innkeepers REIT reasonably determines, after prior consultation with Purchaser, that such action is (i) required by Law; or (ii) necessary or appropriate to preserve Innkeepers REIT's status as a REIT or the partnership status of Innkeepers LP or any other Innkeepers Subsidiary which files Tax Returns as a partnership for U.S. federal income tax purposes (in which case, Innkeepers REIT or Innkeepers LP, as the case may be, shall make such election in a timely manner and shall inform Purchaser of such election)); provided that nothing in this Agreement shall preclude Innkeepers REIT from designating dividends paid by it as "capital gain dividends" within the meaning of Section 857 of the Code;

                       (xii)   (A) enter into, or amend or modify any Tax Protection Agreement, or take any action that would, or could reasonably be expected to, violate any Tax Protection Agreement or otherwise give rise to any Liability with respect thereto or (B) amend any Tax Return in any material respect;

                      (xiii)   (A) fail to maintain its books and records in all material respects in accordance with GAAP consistently applied, (B) change any of its methods, principles or practices of accounting in effect other than as required by GAAP or change any annual Tax accounting period, (C) settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, except in the case of settlements or compromises relating to Taxes on real property or sales Taxes in an amount not to exceed, individually or in the aggregate, $250,000, or (D) revalue in any material respect any of its assets, including writing-off accounts receivable, except, in each of the foregoing cases, as may be required by the SEC, applicable Law or GAAP (in which case, Innkeepers REIT shall promptly inform Purchaser of such changes);

                      (xiv)   (A) except in the ordinary course of business consistent with past practice in a manner that does not materially increase costs, adopt, amend or terminate any Innkeepers Employee Benefit Plan or adopt any new employee benefit plan, incentive plan, severance agreement, bonus plan, compensation, special remuneration, retirement, health, life, disability, stock option or other plan, program, agreement or arrangement that would be an Innkeepers Employee Benefit Plan if it had been in existence on the date hereof, (B) grant any new stock appreciation rights, Innkeepers Options, Performance Awards, restricted shares or any other equity-based awards, (C) enter into or amend any employment, severance, change in control, tax gross-up, deferred compensation or other similar agreement or arrangement, (D) grant any severance or termination pay, or any increase thereof, to any trustee, director, officer or employee, except payments made pursuant to written agreements or plans outstanding on the date hereof, copies of which have been provided to Purchaser, (E) increase the number of its full-time permanent employees by an amount inconsistent with past practice, (F) terminate any employee, other than as would not result in any payment of or obligation to pay severance or termination pay in excess of $20,000 individually or $150,000 in the aggregate, or (G) establish, pay, agree to grant or increase any bonus, stay bonus, retention bonus or any similar benefit under any plan, agreement, award or arrangement;

                      (xv)   take any action to accelerate the vesting or payment, or fund or in any way secure the payment, of compensation or benefits under any Innkeepers Employee Benefit Plan, to the extent not already provided in any such Innkeepers Employee Benefit Plan;

                     (xvi)   pay, discharge, settle, compromise or satisfy any material litigation, including any shareholder derivative or class action claims, other than settlements or compromises for litigation providing solely for the payment of money damages where the amount paid (after giving effect to any insurance proceeds actually received or appropriate credits are applied from self-insurance reserves) in settlement or compromise does not exceed $250,000 (provided that such aggregate sum shall be increased by $100,000 each calendar month from the date hereof) in the aggregate, which provide for a complete release of Innkeepers REIT and each applicable Innkeepers Subsidiary of all claims and which do not provide for any admission of liability by Innkeepers REIT or any Innkeepers Subsidiary;

                     (xvii)   authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Innkeepers REIT or any of the Innkeepers Subsidiaries (other than the Merger and the other transactions contemplated hereby);

                    (xviii)   fail to use its commercially reasonable efforts to maintain with financially responsible insurance companies insurance coverage substantially similar in all material respects to the insurance coverage maintained by Innkeepers REIT and the Innkeepers Subsidiaries on the date hereof;

                     (xix)   modify, amend or change, in each case, in any material respect, or terminate, or waive compliance with the terms of or breaches under, or waive, release, assign or terminate any material rights or claims under, any material term of any Material Contract or enter into a new contract, agreement or arrangement that, if entered into prior to the date of this Agreement, would have been required to be listed in any of Sections 3.1(u)(i) through 3.1(u)(vi) of the Innkeepers Disclosure Letter, except in connection with development activity conducted in the ordinary course of business consistent with past practice;

                      (xx)   fail to use its commercially reasonable efforts to comply or remain in compliance with all material terms and provisions of any agreement relating to any outstanding Indebtedness of Innkeepers REIT or any Innkeepers Subsidiary;

                     (xxi)   fail to (A) duly and timely file all material reports, Tax Returns and other material documents required to be filed with all Governmental Entities and other authorities (including the NYSE), subject to extensions permitted by Law; provided, that Innkeepers REIT notifies Purchaser and its counsel that it is availing itself of such extensions (except with regard to extensions for filing Tax Returns taken in the ordinary course consistent with past practice); provided, further, that such extensions do not adversely affect Innkeepers REIT's status as a qualified REIT under the Code or (B) cause all such reports and other documents to be complete and accurate in all material respects when filed;

                    (xxii)   fail to pay any material Taxes or other material Indebtedness when due;

                   (xxiii)   pay, discharge or satisfy any material claims, Liabilities or obligations (absolute, accrued, contingent or otherwise), other than (a) the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice or (b) in accordance with their terms;

                     (xxiv)   amend the terms of any outstanding security of Innkeepers REIT or of any Innkeepers Subsidiary;

                      (xxv)   enter into any lease, sublease or amendment of any lease or sublease with respect to Innkeepers REIT's Florida headquarters;

                     (xxvi)   commence construction of, or enter into any contract to develop or construct, any real estate projects, as would have been required to be listed in Section 3.1(p)(vii)(A) of the Innkeepers Disclosure Letter, other than in connection with the continued development of sites by Innkeepers Parties pursuant to definitive contracts existing prior to the execution of this Agreement or in connection with development activity conducted in the ordinary course of business consistent with past practice as set forth in Section 4.1(b)(v)(b) of the Innkeepers Disclosure Letter;

                     (xxvii)   fail to comply in all material respects with the requirements of the Sarbanes-Oxley Act applicable to it;

                    (xxviii)   adopt a shareholder rights plan; or

                     (xxix)   agree in writing or otherwise to take any action inconsistent with any of the foregoing.

ARTICLE V

ADDITIONAL COVENANTS

             Section 5.1    Preparation of the Proxy Statement; Innkeepers REIT Shareholder Meeting.

                        (a)    As soon as practicable following the date of this Agreement, Innkeepers REIT shall prepare and file with the SEC a preliminary Proxy Statement for the purpose of calling the Innkeepers REIT Shareholder Meeting to obtain the Innkeepers Shareholder Approval; provided, that Innkeepers REIT shall consult with Purchaser and provide Purchaser a reasonable opportunity to review and comment on such preliminary Proxy Statement prior to filing. The parties hereto shall reasonably cooperate with each other in the preparation of the Proxy Statement and to have such document cleared by the SEC as promptly as practicable after such filing. Innkeepers REIT shall notify Purchaser promptly following the receipt of any comments from the SEC and of any request by the SEC for amendments or supplements to the Proxy Statement or for additional information and shall supply Purchaser with copies of all correspondence with the SEC with respect to the Proxy Statement. The Proxy Statement, and any supplement or amendment thereto, shall comply in all material respects with all applicable requirements of Law. Innkeepers REIT shall use its commercially reasonable efforts to cause the Proxy Statement to be mailed to its shareholders at the earliest practicable date. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement, (i) Purchaser or Innkeepers REIT, as the case may be, shall promptly inform the other of such occurrences, (ii) Innkeepers REIT shall prepare and file with the SEC any such amendment or supplement to the Proxy Statement; provided, however, that no amendment or supplement to the Proxy Statement shall be made without prior consultation with Purchaser and providing Purchaser a reasonable opportunity to review and comment on such amendment or supplement, (iii) Innkeepers REIT shall use its commercially reasonable efforts to have any such amendment or supplement cleared for mailing, to the extent necessary, to Innkeepers REIT shareholders as promptly as practicable after such filing and (iv) Innkeepers REIT shall use its commercially reasonable efforts to have any such amendment or supplement mailed to its shareholders at the earliest practicable date.

                        (b)    Innkeepers REIT shall call the Innkeepers REIT Shareholder Meeting to be held as soon as reasonably practicable (and in any event within forty (40) days) after the SEC clears the Proxy Statement for the purpose of obtaining the required Innkeepers Shareholder Approval in connection with this Agreement and the Merger. Except in the event of a Change of Board Recommendation permitted by Section 5.5(d), (i) the Proxy Statement shall include the Innkeepers Board Recommendation and (ii) the Innkeepers REIT Board of Trustees shall use its reasonable best efforts to obtain from its shareholders the required Innkeepers Shareholder Approval.

             Section 5.2    Access to Information; Confidentiality and Confidentiality Agreement.

                        (a)    To the extent permitted by applicable Law and so as not to unduly burden and disrupt the business of Innkeepers REIT, each of the Innkeepers Parties shall, and shall cause each of the Innkeepers Subsidiaries to, afford to the Purchaser Parties and their respective Representatives and Affiliates, reasonable access during normal business hours and upon reasonable advance notice during the period prior to the Merger Effective Time to all of its properties, offices, books, contracts, commitments, personnel and records, and, during such period, each of the Innkeepers Parties shall, and shall cause each of the Innkeepers Subsidiaries to, furnish reasonably promptly to Purchaser such information (financial or otherwise) concerning its business, properties and personnel as the Purchaser Parties may reasonably request. Innkeepers REIT shall also instruct Innkeepers REIT's Representatives to cooperate reasonably with Purchaser in its investigation of the business of Innkeepers REIT, Innkeepers LP and the other Innkeepers Subsidiaries. Innkeepers REIT shall be required by this Section 5.2 to provide the Purchaser Parties or their respective Representatives with access to the properties of Innkeepers REIT or any Innkeepers Subsidiary for the purpose of conducting a Phase I site assessment in accordance with the American Society for Testing and Material E1527-05 (the "ASTM Standard") modified as necessary to include assessment for radon, mold, lead paint, asbestos or fuel oil underground storage tanks for such Innkeepers Property and shall permit invasive testing if such Phase I assessment shall have identified a Recognized Environmental Condition (as that term is used in the ASTM Standard) or radon, mold, lead paint, asbestos or fuel oil underground storage tanks; provided, (i) that any such invasive testing shall be reasonably acceptable to the Innkeepers REIT and implemented in a manner that does not disrupt the operations of Innkeepers REIT or any Innkeepers Subsidiaries, (ii) that the Purchasing Parties shall cause any properties or assets subject to such invasive testing to be restored to substantially the same condition as existed prior to such testing, (iii) that any such invasive testing is paid for at the Purchaser Parties' sole cost and expense, and (iv) that the Purchasing Parties shall indemnify, defend and hold harmless Innkeepers REIT and the Innkeepers Subsidiaries and their respective Affiliates from and against any personal injury or property damage claims, liabilities, judgments or expenses (including reasonable attorneys' fees) incurred by any of them arising or resulting from any such invasive testing.

                        (b)    Each of the Purchaser Parties shall hold, and shall cause each of its respective Representatives and Affiliates to hold, any nonpublic information relating to the Innkeepers Parties or the Innkeepers Subsidiaries or this Agreement and the transactions contemplated hereby in confidence to the extent required by, and in accordance with, and shall otherwise comply with the terms of the letter agreement, dated as of March 9, 2007 (as may be amended, the "Confidentiality Agreement"), by and between Innkeepers REIT and Apollo Investment Management, L.P.; provided, that each of the Purchaser Parties shall have the right to disclose any such nonpublic information to any third party to which they propose to assign any portion of the Guarantee or the Equity Commitment Letter, subject to such third party entering into an Acceptable Confidentiality Agreement with Innkeepers REIT prior to any such disclosure.

             Section 5.3    Reasonable Efforts; Notification.

                        (a)    Upon the terms, and subject to the conditions, set forth in this Agreement, each of the Purchaser Parties and the Innkeepers Parties agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties hereto in doing, all things necessary, proper or advisable to fulfill all conditions applicable to such party hereto pursuant to this Agreement and to consummate and make effective, as promptly as reasonably practicable, the Merger and the other transactions contemplated hereby, including (i) the obtaining of all necessary, proper or advisable actions or nonactions, waivers and Consents from Governmental Entities and other third parties and the making of all necessary, proper or advisable registrations, filings and notices and the taking of all reasonable steps as may be necessary to obtain an approval, waiver, Consent or exemption from any Governmental Entity, (ii) the obtaining of all necessary, proper or advisable Consents from non-governmental third parties and (iii) the execution and delivery of any additional documents or instruments necessary, proper or advisable to consummate the transactions contemplated by, and to fully carry out the purposes of this Agreement. If, at any time after the Merger Effective Time, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper officers, directors or partners of the Purchaser Parties and the Innkeepers Parties shall take all such necessary action. From the date of this Agreement through the Merger Effective Time, Innkeepers REIT shall timely file, or cause to be filed, with the SEC all Innkeepers REIT SEC Documents required to be so filed. Innkeepers REIT shall consult with Purchaser and provide Purchaser a reasonable opportunity to review and comment on all filings made by Innkeepers REIT with any Governmental Entity in connection with this Agreement and the transactions contemplated hereby, prior to the making of such filings.

                        (b)    Notwithstanding anything to the contrary in this Agreement, in connection with obtaining any approval or Consent from any Person (other than any Governmental Entity) with respect to the Merger, (i) without the prior written consent of Purchaser, none of Innkeepers REIT or any of the Innkeepers Subsidiaries shall pay or commit to pay to such Person whose approval or Consent is being solicited any cash or other consideration, make any commitment or incur any liability or other material obligation due to such Person and (ii) except pursuant to the terms of the Financing Commitments, no party hereto shall be required to pay or commit to pay to such Person whose approval or consent is being solicited any cash or other consideration, make any commitment or to incur any liability or other obligation (provided, however, that such party shall give the other parties hereto the opportunity to make such payments).

             Section 5.4    Tax Matters.

                        (a)    The Purchaser Parties and the Innkeepers Parties shall report the portions of the transactions contemplated hereby consisting of the Merger in accordance with the treatment contemplated by Section 2.1(d) and each shall use its respective best efforts to cause such portions of such transactions to be so treated for U.S. federal income tax purposes.

                        (b)    Unless required by Law (as evidenced by the legal opinion of a nationally recognized U.S. law firm reasonably acceptable to Purchaser and Innkeepers REIT), the Purchaser Parties will not take or omit to take any action, or permit any status to exist, prior to the Merger Effective Time, that would or may jeopardize, or that is inconsistent with, Innkeepers REIT's status as a REIT under the Code or the status of Innkeepers LP or any Innkeepers Subsidiary organized and existing as a partnership or limited liability company under the Laws of its jurisdiction of organization (a "Innkeepers Subsidiary Partnership") as a partnership for purposes of Taxes for any period.

                        (c)    Nothing in this Section 5.4 shall be construed to limit the ability of Purchaser or its Affiliates from causing Innkeepers REIT to seek a "closing agreement" within the meaning of Section 7121 of the Code if it is reasonably determined that Innkeepers REIT or an Innkeepers Subsidiary engaged in any action or failed to take any action that jeopardized the status of Innkeepers REIT as a REIT prior to the Merger Effective Time.

                        (d)    Unless prohibited by Law (as evidenced by the legal opinion of a nationally recognized U.S. law firm reasonably acceptable to Purchaser and Innkeepers REIT) or any provision of this Agreement, up to the Merger Effective Time, Innkeepers REIT, each Innkeepers Subsidiary and any Affiliate of any of them, shall be permitted to take or omit to take any action reasonably required to maintain Innkeepers REIT's status as a REIT under the Code or the status of Innkeepers LP or any Innkeepers Subsidiary Partnership as a partnership for purposes of Taxes for any period. Innkeepers REIT shall provide Purchaser with prior written notice of its intention to take any such action or to omit to take any such action outside the ordinary course of business, and shall consult with Purchaser in good faith with respect to such action or omission.

                        (e)    Innkeepers REIT shall provide to Purchaser copies of Tax Returns that are to be filed on or prior to the Merger Effective Time at least five (5) calendar days prior to the due date of such returns (including applicable extensions), and Innkeepers REIT shall consider in good faith any and all reasonable comments of Purchaser with respect to such Tax Returns.

                        (f)    Purchaser shall, with Innkeepers REIT's good faith cooperation and assistance, prepare, execute and file, or cause to be prepared, executed and filed, all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added stock transfer and stamp Taxes, any transfer, recording, registration and other fees and any similar Taxes which become payable in connection with the transactions contemplated by this Agreement other than any such Taxes that are solely the responsibility of the holders of Innkeepers REIT Common Shares or LP Units under applicable Law (together, with any related interest, penalties or additions to Tax, "Transfer and Gains Taxes"). From and after the Merger Effective Time, Purchaser shall pay or cause to be paid all Transfer and Gains Taxes (other than any such Taxes that are solely the responsibility of the holders of Innkeepers REIT Common Shares or LP Units under applicable Law) without deductions withheld from the Merger Consideration.

             Section 5.5    No Solicitation of Transactions.

                        (a)    Subject to Section 5.5(b), from the date hereof until the Merger Effective Time or, if earlier, the termination of this Agreement in accordance with Article VI, each of Innkeepers REIT, Innkeepers LP, or any Innkeepers Subsidiary shall not, and shall cause their Representatives not to, directly or indirectly (i) initiate, solicit or knowingly encourage (including by way of providing information) the submission of any inquiries, proposals or offers or any other efforts or attempts that constitute or may reasonably be expected to lead to, any Acquisition Proposal or engage in any discussions or negotiations with respect thereto (other than to state only that they are not permitted to have discussions), or otherwise cooperate with or assist or participate in, or knowingly facilitate any such inquiries, proposals, offers, discussions or negotiations or (ii) approve or recommend, or publicly propose to approve or recommend, an Acquisition Proposal or enter into any merger agreement, letter of intent, agreement in principle, share purchase agreement, asset purchase agreement or share exchange agreement, option agreement or other similar agreement relating to an Acquisition Proposal, or enter into any agreement or agreement in principle requiring any of the Innkeepers Parties to abandon, terminate or fail to consummate the transactions contemplated hereby or breach its obligations hereunder or resolve, propose or agree to do any of the foregoing. Subject to Section 5.5(b), the Innkeepers Parties shall immediately cease and cause to be terminated any solicitation, encouragement, discussion or negotiation with any Person conducted heretofore by any of the Innkeepers Parties or the Innkeepers Subsidiaries or any of their respective Representatives with respect to any Acquisition Proposal and use its reasonable best efforts to cause to be returned or destroyed all confidential information provided or made available to such Person on behalf of any Innkeepers Party or any of the Innkeepers Subsidiaries.

                        (b)    Notwithstanding anything to the contrary contained in Section 5.5(a), if at any time following the date of this Agreement and prior to obtaining the required Innkeepers Shareholder Approval, (i) Innkeepers REIT has received a written Acquisition Proposal from a third party that the Innkeepers REIT Board of Trustees believes in good faith to be bona fide, (ii) Innkeepers REIT has not knowingly breached any provision of Section 5.5(a), (iii) the Innkeepers REIT Board of Trustees determines in good faith, after consultation with its financial advisors and outside counsel, that such Acquisition Proposal constitutes or is reasonably likely to lead to a Superior Proposal and (iv) after consultation with its outside counsel, the Innkeepers REIT Board of Trustees determines in good faith that such action is necessary to comply with its duties to the shareholders of Innkeepers REIT under applicable Law, then Innkeepers REIT may (A) furnish information with respect to the Innkeepers Parties to the Person making such Acquisition Proposal and (B) participate in discussions or negotiations with the Person making such Acquisition Proposal regarding such Acquisition Proposal; provided, that the Innkeepers Parties (x) shall not, and shall not allow the Innkeepers Subsidiaries or their respective Representatives to, disclose any non-public information to such Person without first entering into an Acceptable Confidentiality Agreement with such Person and (y) shall promptly provide or make available to the Purchaser Parties any non-public information concerning the Innkeepers Parties or the Innkeepers Subsidiaries provided or made available to such other Person which was not previously provided or made available to the Purchaser Parties.

                        (c)    Innkeepers REIT shall promptly (within twenty-four (24) hours) notify Purchaser in the event that the officers or trustees of Innkeepers REIT or the Innkeepers Subsidiaries or Representatives acting on their behalf receive (i) any Acquisition Proposal or indication by any Person that it is considering making an Acquisition Proposal, (ii) any request for information relating to Innkeepers REIT, Innkeepers LP or the Innkeepers Subsidiaries other than requests for information in the ordinary course of business and unrelated to an Acquisition Proposal or (iii) any inquiry or request for discussions or negotiations regarding any Acquisition Proposal. Innkeepers REIT shall notify Purchaser promptly (within twenty-four (24) hours) with the identity of such Person and provide a copy of such Acquisition Proposal, indication, inquiry or request (or, where no such copy is available, a description of such Acquisition Proposal, indication, inquiry or request), including any material modifications thereto. Innkeepers REIT shall keep Purchaser reasonably informed (orally and in writing) on a current basis (and in any event no later than twenty-four (24) hours after the occurrence of any changes or developments) in the status of any Acquisition Proposal, indication, inquiry or request (including the material terms and conditions thereof and of any modification thereto), and any material developments (including through discussions and negotiations), including furnishing copies of any written inquiries, correspondence and draft documentation. Without limiting the foregoing, Innkeepers REIT shall promptly (within twenty-four (24) hours) notify Purchaser orally and in writing if it determines to begin providing or making available information or to engage in discussions or negotiations concerning an Acquisition Proposal pursuant to Section 5.5(b) . The Innkeepers Parties shall not, and shall cause the Innkeepers Subsidiaries not to, enter into any confidentiality agreement with any Person subsequent to the date of this Agreement except with respect to an Acceptable Confidentiality Agreement as permitted or required pursuant to this Section 5.5.  The Purchaser Parties acknowledge that, effective as of the date hereof, Innkeepers REIT waives all standstill or similar provisions of any agreement, letter or understanding for the benefit of it or any of the Innkeepers Subsidiaries that would in any way prohibit any Person from making or otherwise facilitate the making of a proposal with respect to an Acquisition Proposal.

                        (d)    Notwithstanding anything in Section 5.5(a)(ii) to the contrary, the Innkeepers REIT Board of Trustees may at any time prior to obtaining the required Innkeepers Shareholder Approval, if it determines in good faith, after consultation with outside counsel, that such action is necessary to comply with its duties to the shareholders of Innkeepers REIT under applicable Law, (x) withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, in a manner adverse to Purchaser or Purchaser Acquisition Entity, the Innkeepers Board Recommendation, (y) approve, recommend or endorse, or propose publicly to approve, recommend or endorse, any Acquisition Proposal, or make other statements that are reasonably calculated or expected to have the same effect (each of (x) and (y), a "Change of Board Recommendation") and/or (z) if Innkeepers REIT receives an Acquisition Proposal which the Innkeepers Board of Trustees concludes in good faith, after consultation with outside counsel and its financial advisors, constitutes a Superior Proposal after giving effect to all of the adjustments to the terms of this Agreement which may be offered by Purchaser including pursuant to clause (ii) below, terminate this Agreement and enter into an Alternative Acquisition Agreement (and in such event, Innkeepers REIT concurrently enters into such Alternative Acquisition Agreement); provided, however, that Innkeepers REIT shall not terminate this Agreement pursuant to the foregoing clause (z), and any purported termination pursuant to the foregoing clause (z) shall be void and of no force or effect, unless in advance of or concurrently with such termination Innkeepers REIT pays the Break-Up Fee pursuant to Section 7.2(b)(iv) and otherwise complies with the provisions of Section 7.1(i); provided, further, that the Innkeepers REIT Board of Trustees may not terminate this Agreement pursuant to the foregoing clause (z) unless (A) the Innkeepers Parties shall not have knowingly breached any provision of Section 5.5(a) and (B):

                        (i)   Innkeepers REIT shall have provided prior written notice to Purchaser, at least three (3) Business Days in advance (the "Notice Period"), of its intention to take such action with respect to a Superior Proposal, which notice shall specify the material terms and conditions of a Superior Proposal (including the identity of the party making a Superior Proposal), and shall have contemporaneously provided a copy of the relevant proposed transaction agreements with the party making a Superior Proposal and other material documents, including the definitive agreement with respect to a Superior Proposal (the "Alternative Acquisition Agreement"); and

                       (ii)   prior to effecting such Change of Board Recommendation or terminating this Agreement to enter into a definitive agreement with respect to a Superior Proposal, Innkeepers REIT shall, and shall cause its financial and legal advisors to, during the Notice Period, negotiate with Purchaser in good faith (to the extent Purchaser desires to negotiate) to make such adjustments in the terms and conditions of this Agreement so that such Acquisition Proposal ceases to constitute a Superior Proposal.

                 In the event of any material revisions to the Superior Proposal, Innkeepers REIT shall be required to deliver a new written notice to Purchaser and to comply with the requirements of this Section 5.5(d) with respect to such new written notice.

                        (e)    Nothing contained in this Section 5.5 shall prohibit the Innkeepers REIT Board of Trustees from disclosing to the shareholders of Innkeepers REIT a position contemplated by Rule 14e-2(a) and Rule 14d-9 promulgated under the Exchange Act; provided, further, that any disclosure other than a "stop, look and listen" or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act, an express rejection of any applicable Acquisition Proposal or an express reaffirmation of the Innkeepers Board Recommendation to its shareholders in favor of the Merger shall be deemed to be a Change of Board Recommendation (including for purposes of Section 7.1(h)(i)) .

                        (f)    The Innkeepers Parties shall not take any action to exempt any Person (other than Purchaser, Purchaser Acquisition Entity and their respective Affiliates) from the restrictions contained in of Subtitles 6 and 7 of Title 3 of the MGCL, as applicable to a Maryland real estate investment trust, and the Maryland REIT Law (or any similar provisions of any other Law) or otherwise cause such restrictions not to apply unless such actions are taken simultaneously with a termination of this Agreement pursuant to Section 7.1(g).

                        (g)    For purposes of this Agreement, (i) "Acquisition Proposal" means any offer or proposal, or any indication of interest in making an offer or proposal, made by a Person or group at any time which is structured to permit such Person or group to acquire beneficial ownership of at least 15% of the assets of, equity interest in, or businesses of, Innkeepers REIT, Innkeepers LP and the Innkeepers Subsidiaries pursuant to a merger, consolidation or other business combination, sale of shares of capital stock, sale of assets, tender offer or exchange offer or similar transaction, including any single or multi-step transaction or series of related transactions, in each case other than the Merger and (ii) "Superior Proposal" means any bona fide Acquisition Proposal (except the references therein to "15%" shall be replaced by "two-thirds") made in writing that (x) the Innkeepers REIT Board of Trustees has determined in its good faith judgment (after consultation with its financial advisor and outside counsel and after taking into account all legal, financial, regulatory and other aspects of the proposal, including the financing terms thereof) is superior from a financial point of view to this Agreement and (y) which the Innkeepers REIT Board of Trustees has determined in good faith (after consultation with its financial advisor and outside counsel and after taking into account all legal, financial, regulatory and other aspects of the proposal) is reasonably capable of being consummated without undue delay (taking into account the financability of such proposal).

             Section 5.6    Public Announcements. Innkeepers REIT, Innkeepers LP and Purchaser shall consult with each other before issuing any press release or otherwise making any public statements or filings with respect to this Agreement or any of the transactions contemplated hereby and shall not issue any such press release or make any such public statement or filing without the prior consent of the other parties hereto, which consent shall not be unreasonably withheld or delayed; provided, however, that a party hereto may, without the prior consent of the other parties hereto, issue such press release or make such public statement or filing as may be required by Law or the applicable rules of any stock exchange if it has used its commercially reasonable efforts to consult with the other parties hereto and to obtain such other party hereto's consent but has been unable to do so prior to the time such press release or public statement or filing is required to be released, filed or furnished pursuant to such Law or rules. In this regard, the parties hereto shall make a joint public announcement of the transactions contemplated by this Agreement no later than (i) the close of trading on the NYSE on the day this Agreement is signed, if such signing occurs during regular business hours on a Business Day or (ii) the opening of trading on the NYSE on the next Business Day following the date on which this Agreement is signed, if such signing does not occur during regular business hours on a Business Day.

             Section 5.7    Employee Arrangements.

                        (a)    Continuing Benefits and Compensation. For a period of not less than one (1) year commencing immediately following the Merger Effective Time, Purchaser shall, or cause the Surviving Entity to, provide to each Innkeepers Employee who remains employed by Purchaser, the Surviving Entity, the Surviving Partnership or any of their respective Subsidiaries after the Merger Effective Time compensation and employee benefits (other than equity based compensation arrangements) that are no less favorable in the aggregate to the compensation and Innkeepers Employee benefits (other than equity based compensation arrangements, retention, sale, stay, special bonus or other change in control payments or awards) provided immediately before the Merger Effective Time. Notwithstanding anything to the contrary set forth herein, nothing herein shall preclude Purchaser, the Surviving Entity or the Surviving Partnership after the Merger Effective Time from terminating the employment of any Innkeepers Employees for any reason consistent with applicable Law.

                        (b)    Service Credit. Purchaser shall, or shall cause the Surviving Entity, to, give each Innkeepers Employee full credit for such employee's service with Innkeepers REIT and the Innkeepers Subsidiaries for purposes of eligibility, vesting, and determination of the level of benefits (including, for purposes of vacation and severance), but not for purposes of benefit accruals under defined benefit plans, under any benefit plans made generally available to employees or officers or any class or level of employees or officers maintained by Purchaser or the Surviving Entity in which an Innkeepers Employee participates to the same extent recognized by Innkeepers REIT under a corresponding benefit plan immediately prior to the Closing Date; provided, however, that such service shall not be recognized to the extent that such recognition would result in a duplication of benefits with respect to the same period of service, or to the extent such service was rendered in a period with respect to which credit is not provided to employees of Purchaser and its Subsidiaries generally.

                        (c)    Waivers and Other Matters. Purchaser shall use reasonable best efforts to (or cause the Surviving Entity to) (i) waive any preexisting condition limitations otherwise applicable to Innkeepers Employees and their eligible dependents under any plan of Purchaser or the Surviving Entity that provides health benefits in which Innkeepers Employees may be eligible to participate following the Closing Date, other than any limitations that were in effect with respect to such employees as of the Closing Date under the analogous Innkeepers Employee Benefit Plan, (ii) honor any deductible, co-payment and out-of-pocket maximums incurred by Innkeepers Employees and their eligible dependents under the health plans in which they participated immediately prior to the Closing Date during the portion of the calendar year prior to the Closing Date in satisfying any deductibles, co-payments or out-of-pocket maximums under health plans of Purchaser or the Surviving Entity in which they are eligible to participate after the Closing Date in the same plan year in which such deductibles, co-payments or out-of-pocket maximums were incurred and (iii) waive any waiting period limitation or evidence of insurability requirement that would otherwise be applicable to an Innkeepers Employee and his or her eligible dependents on or after the Closing Date, in each case to the extent such Innkeepers Employee or eligible dependent had satisfied any similar limitation or requirement under an analogous Innkeepers Employee Benefit Plan prior to the Closing Date.

             Section 5.8    Indemnification; Trustees' and Officers' Insurance.

                        (a)    In the event of any threatened or actual claim, action, suit, demand, proceeding or investigation, whether civil, criminal or administrative, including any such claim, action, suit, proceeding or investigation in which any person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Merger Effective Time, a trustee, director or officer of Innkeepers REIT or any of the Innkeepers Subsidiaries (each, an "Indemnified Party" and collectively, the "Indemnified Parties") is, or is threatened to be, made a party based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that he or she is or was a trustee, director, officer, employee, or agent of Innkeepers REIT or any of the Innkeepers Subsidiaries, or is or was serving at the request of Innkeepers REIT or any of the Innkeepers Subsidiaries as a trustee, director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case at or prior to the Merger Effective Time or (ii) the negotiation, execution or performance of this Agreement, any agreement or document contemplated hereby or delivered in connection herewith, or any of the transactions contemplated hereby, from and after the Merger Effective Time, the Surviving Entity (the "Indemnitor"), shall indemnify and hold harmless, as and to the fullest extent that a Maryland real estate investment trust is permitted under applicable Law to indemnify its own officers and directors, each Indemnified Party against any losses, claims, damages, Liabilities, costs, expenses (including reasonable attorneys' fees and expenses), judgments, fines and amounts paid in settlement in connection with any such threatened or actual claim, action, suit, demand, proceeding or investigation (collectively, "Indemnifiable Amounts"), and in the event of any such threatened or actual claim, action, suit, proceeding or investigation (whether asserted before or after the Merger Effective Time), (A) the Indemnitor, shall promptly (but in any event within ten (10) calendar days of written request) advance expenses pending the final disposition of any such threatened or actual claim, action, suit, demand, proceeding or investigation to each Indemnified Party to the fullest extent permitted by applicable Law, (B) the Indemnitor shall have the right to defend each Indemnified Party in any proceeding which may give rise to the payment of Indemnifiable Amounts hereunder; provided, however, that the Indemnitor shall notify such Indemnified Party of any such decision to defend within ten (10) calendar days of receipt of written notice of any such proceeding; provided, further, that the Indemnitor shall not, without the prior written consent of such Indemnified Party, consent to the entry of any judgment against such Indemnified Party or enter into any settlement or compromise which (x) includes an admission of fault of such Indemnified Party or (y) does not include, as an unconditional term thereof, the full release of such Indemnified Party from all liability in respect of such proceeding, which release shall be in form and substance reasonably satisfactory to such Indemnified Party and (C) notwithstanding clause (B) above, if in a proceeding to which an Indemnified Party is a party by reason of the Indemnified Party's service as a trustee, director, officer, employee, or agent of Innkeepers REIT or any of the Innkeepers Subsidiaries, (x) such Indemnified Party reasonably concludes that he or she may have separate defenses or counterclaims to assert with respect to any issue which may not be consistent with the position of other defendants in such proceeding, (y) a conflict of interest or potential conflict of interest exists between such Indemnified Party and the Indemnitor or (z) if the Indemnitor fails to assume the defense of such proceeding in a timely manner, such Indemnified Party shall be entitled to be represented by separate legal counsel of such Indemnified Party's choice at the expense of the Indemnitor; provided, however, that the Indemnitor shall not be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed); provided, further, that the Indemnitor shall have no obligation hereunder to any Indemnified Party when and if a court of competent jurisdiction shall have ultimately determined, and such determination shall have become final and non-appealable, that indemnification by such entities of such Indemnified Party in the manner contemplated hereby is prohibited by applicable Law. Any Indemnified Party wishing to claim indemnification under this Section 5.8, upon learning of any such threatened or actual claim, action, suit, demand, proceeding or investigation, shall promptly notify Innkeepers REIT before the Merger Effective Time and, after the Merger Effective Time, the Surviving Entity, thereof; provided, however, that the failure to so notify shall not affect the obligations of Innkeepers REIT and the Surviving Entity except to the extent, if any, such failure to promptly notify materially and adversely prejudices such party.

                        (b)    Purchaser and the Surviving Entity agree that all rights to indemnification existing in favor of, and all exculpations and limitations of the personal liability of, the Indemnified Parties provided for in Innkeepers REIT Charter or Innkeepers REIT Bylaws, as well as indemnification agreements, as in effect as of the date hereof and either (i) expressly and specifically disclosed in Innkeepers REIT's Form 10-K for the fiscal year ended December 31, 2006 including the exhibits thereto or (ii) listed in Section 5.8(b) of the Innkeepers Disclosure Letter, with respect to matters occurring at or prior to the Merger Effective Time, including the Merger, shall continue in full force and effect in accordance with their terms. For a period of six (6) years after the Merger Effective Time, the Surviving Entity shall, and Purchaser shall cause the Surviving Entity to, cause to be maintained in effect, with respect to actions and omissions occurring at or prior to the Merger Effective Time, trustees', directors' and officers' liability insurance and fiduciary insurance policies of not less than the existing coverage under, and having other terms not less favorable to, the insured persons than the trustees', directors' and officers' liability insurance coverage presently maintained by Innkeepers REIT; provided, that, in satisfying such obligation, none of Purchaser or any Purchaser Subsidiary shall be obligated to pay premiums per annum in excess of 250% of the aggregate per annum amount that Innkeepers REIT and the Innkeepers Subsidiaries paid for such coverage in the last full fiscal year prior to the date hereof, which amount Innkeepers REIT has disclosed to Purchaser prior to the date hereof; provided, further that in lieu of the Purchaser’s obligations pursuant to this sentence, Innkeepers REIT may, subject to the expense limits of the preceding proviso, prior to the Merger Effective Time obtain and fully pay for a policy (providing coverage for the Indemnified Parties) with a claims period of at least six (6) years from the Merger Effective Time from an insurance carrier with the same or better credit rating as Innkeepers REIT’s current insurance carrier with respect to trustees', directors' and officers' liability insurance and fiduciary insurance policies with coverage equal to the existing coverage under, and having other terms equivalent to the terms under, the trustees', directors' and officers' liability insurance coverage presently maintained by Innkeepers REIT and in which case Purchaser’s only obligation pursuant to this sentence shall be to cause the Surviving Entity to comply with the terms of such policy.

                        (c)    This Section 5.8 is intended for the irrevocable benefit of, and to grant third party rights to, the Indemnified Parties and shall be binding on all successors and assigns of Purchaser, Innkeepers REIT and the Surviving Entity. Each of the Indemnified Parties shall be entitled to enforce the covenants contained in this Section 5.8.

                        (d)    In the event that the Surviving Entity (i) consolidates with or merges into any other Person and shall not be the continuing or surviving entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that such continuing or surviving entity or transferee, as the case may be, assumes the obligations set forth in this Section 5.8.

             Section 5.9    Financing Cooperation.

                        (a)    Prior to the Closing Date, Innkeepers REIT shall cause the Innkeepers Subsidiaries, and shall use its commercially reasonable efforts to cause its and their respective Representatives, to provide to the Purchaser Parties all cooperation reasonably requested by the Purchaser Parties that is necessary, proper or advisable in connection with the Debt Financing and the transactions contemplated by this Agreement, including, as applicable, (i) participating in meetings, drafting sessions and due diligence sessions, (ii) assisting with the preparation of materials for rating agency presentations, bank information memoranda and similar documents required in connection with the Debt Financing, including execution and delivery of customary representation letters reasonably satisfactory in form and substance to Innkeepers REIT in connection with bank information memoranda, (iii) as promptly as practical, furnishing the Purchaser Parties and their Debt Financing sources with financial and other information regarding Innkeepers REIT and the Innkeepers Subsidiaries as may be reasonably requested by the Purchaser Parties, (iv) using reasonable best efforts to obtain accountants' comfort letters, appraisals, surveys, engineering reports, title insurance and other documentation and items relating to the Debt Financing as reasonably requested by the Purchaser Parties and, if requested by the Purchaser Parties, to cooperate with and assist the Purchaser Parties in obtaining such documentation and items, (v) using its reasonable best efforts to provide monthly financial statements (excluding footnotes) within the time frame, and to the extent, that Innkeepers REIT customarily prepares such financial statements, (vi) executing and delivering, as of the Merger Effective Time (subject to the Closing occurring), any pledge and security documents or other certificates or documents as may be reasonably requested by the Purchaser Parties and otherwise reasonably facilitating the pledging of collateral (including cooperation in connection with the pay-off of existing Indebtedness and the release of related Liens), (vii) cooperating in connection with the repayment or defeasance of any Indebtedness of any of the Innkeepers Parties or any of the Innkeepers Subsidiaries as of the Merger Effective Time, including delivering such pay-off, defeasance or similar notices under any existing mortgage or mezzanine loans of any of the Innkeepers Parties or any of the Innkeepers Subsidiaries as reasonably requested by the Purchaser Parties, (viii) taking all actions reasonably necessary to (A) permit the prospective lenders involved in the Financing to evaluate Innkeepers REIT's current assets, cash management and accounting systems, policies and procedures relating thereto for the purposes of establishing collateral arrangements and (B) establish bank and other accounts and blocked account agreements and lock box arrangements in connection with the foregoing, (ix) using reasonable best efforts to obtain waivers, Consents, estoppels and approvals from other parties to material leases, Encumbrances, Material Contracts (including Franchise Agreement and Management Agreement Documents) and other contracts to which any Innkeepers Party or any Innkeepers Subsidiary is a party and to arrange discussions among the Purchaser Parties and their financing sources with other parties to material leases, Encumbrances, Material Contracts and other contracts; provided, however, no Innkeepers Party shall be required to expend money, assume any liability, commence an litigation or offer or grant any accommodation (financial or otherwise) to any third party to obtain any such waiver, Consent, estoppel or approval, (x) forming new direct or indirect Subsidiaries and causing their Subsidiaries to form, on or prior to the Closing, new direct or indirect Subsidiaries and (xi) transferring of certain assets among the Innkeepers Subsidiaries as may be required to accommodate the financing structure (provided, that any such transfer shall not be effective until the Closing). Purchaser shall, promptly upon request by Innkeepers REIT, reimburse Innkeepers REIT, the Innkeepers Subsidiaries and their

Representatives for all reasonable costs incurred by any Innkeepers Party, including fees and expenses of employees and Representatives, in connection with the foregoing cooperation and shall indemnify and hold harmless the Innkeepers Parties and their Affiliates and Representatives for and against any and all losses suffered or incurred by them in connection with the Financing Commitments or actions taken in accordance with this Section 5.9(a) and any information utilized in connection therewith (other than information provided by the Innkeepers Parties).

                        (b)    The Purchaser Parties shall use their reasonable best efforts to take, or cause to be taken, all actions necessary or advisable to obtain the Financing on the terms and conditions described in the Financing Commitments (provided, that the Purchaser Parties may replace or amend the Debt Financing Commitments to add lenders, lead arrangers, bookrunners, syndication agents or similar entities who had not executed the Debt Financing Commitments as of the date of this Agreement, or otherwise so long as the terms are not materially less favorable to Purchaser Acquisition Entity, with respect to conditionality or amount, than those in the Debt Financing Commitments as in effect on the date of this Agreement, such replacement financing, the "Alternative Financing") and so long as any such replacement or amendment would not reasonably be expected to delay or prevent the Closing), including using reasonable best efforts to (i) maintain in effect the Debt Financing Commitments, negotiate and enter into definitive agreements with respect thereto on the terms and conditions contained therein (including the flex provisions) or on other terms acceptable to the Purchaser Parties and not materially less favorable to the Purchaser Parties and not in violation of this Section 5.9, (ii) satisfy on a timely basis all conditions applicable to the Purchaser Parties in such definitive agreements that are within its control, (iii) consummate the Debt Financing on the Closing Date substantially concurrently with the Merger Effective Time and (iv) enforce its rights under the Debt Commitment Letters. In the event any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated in the Debt Financing Commitments, the Purchaser Parties shall use their reasonable best efforts to arrange to obtain Alternative Financing from alternative sources in an amount sufficient to consummate the transactions contemplated by this Agreement. Notwithstanding the foregoing, it is expressly understood and agreed that Purchaser Parties' obligations to consummate the transactions contemplated hereby are not subject to a financing condition or contingent upon the results of Purchaser Parties' efforts to obtain the full amount of the Financing required to effect the Closing. Nothing contained in this Agreement shall prohibit the Purchaser Parties from adding other equity providers; provided, that the aggregate amount of the Equity Commitments shall not be reduced in any way or be subject to any further conditions and shall be on terms that would not be reasonably likely to delay or prevent the Closing.

             Section 5.10    Takeover Statutes. If any takeover statute is or becomes applicable to this Agreement or any of the Merger, each of the parties hereto and their respective boards of directors (or similar governing bodies) shall (a) take all necessary action to ensure that the Merger may be consummated as promptly as practicable upon the terms, and subject to the conditions, set forth in this Agreement and (b) otherwise act to eliminate or minimize any adverse effects of such takeover statutes.

             Section 5.11    Delisting and Deregistering of Securities. Purchaser and the Surviving Entity shall use their respective reasonable best efforts to cause the Innkeepers REIT Common Shares and the Series C Preferred Shares to be de-listed from the NYSE and deregistered under the Exchange Act promptly following the Merger Effective Time.

             Section 5.12    Shareholder and Innkeepers LP Unitholder Litigation. In case of any shareholder litigation against Innkeepers REIT and/or its directors or limited partner litigation against the Innkeepers LP and/or the General Partner, as its general partner, in each case, relating to the Merger or any of the other transactions contemplated by this Agreement, the Innkeepers Parties and/or counsel(s) selected by such directors or Innkeepers REIT shall control the defense of any such litigation; provided that the Innkeepers Parties shall (a) promptly notify (and thereafter keep apprised of any material development relating thereto) the Purchaser Parties of any such shareholder or limited partner litigation, (b) provide the Purchaser Parties and their outside counsel with the opportunity to participate in the defense of any such shareholder or limited partner litigation, including by providing copies of any pleadings or motions to be filed by the Innkeepers Parties and/or the directors of Innkeepers REIT reasonably in advance of any planned filing thereof, and consider in good faith any comments or recommendations with respect thereto by the Purchaser Parties and their outside counsel and otherwise consult and consider in good faith any comments or recommendations of the Purchaser Parties and their outside counsel in connection therewith, and (c) not settle, compromise or otherwise resolve any such shareholder or limited partner litigation brought during the period from the date of this Agreement to the earlier of the termination of this Agreement, without the consent of Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed; provided, that it shall not be unreasonable for Purchaser to withhold such consent if such settlement, compromise or resolution (i) does not include a release of the Innkeepers Parties and the Purchaser Parties and their respective Representatives and Affiliates, in a form reasonably satisfactory to Purchaser or (ii) includes a payment of more than a de minimis amount); provided, however, that no Person shall be required to provide access to or to disclose information where such access or disclosure would reasonably be expected to jeopardize the attorney-client privilege of any such Person.

             Section 5.13    Alternative Structure. Notwithstanding anything to the contrary herein, the Purchaser Parties and Innkeepers REIT acknowledge and agree that, to the extent an alternative structure for the Merger or any of the other transactions contemplated hereby shall provide incremental Tax or other benefits to the Purchaser Parties or the investors therein which alternative structure (a) would not reasonably be expected to impair or delay the ability of any of the Purchaser Parties to perform its respective obligations under this Agreement or prevent the consummation by any of the Purchaser Parties of the Merger or any of the other transactions contemplated hereby, (b) would not adversely affect, in any respect, the Merger Consideration, the Option Merger Consideration or the Partnership Consideration, (c) would not adversely affect the tax consequences to any of the Innkeepers Parties, the Innkeepers REIT Common Shareholders, the Innkeepers LP Unitholders or the holders of the Innkeepers Options and (d) would not affect the delivery of any opinions or other actions required under this Agreement as a condition to the obligations of the parties hereto to effect the Merger and the other transactions contemplated by this Agreement on the Closing Date, unless, in the case of the Purchaser Parties, such conditions are waived by Purchaser in its sole discretion, then the Purchaser Parties and the Innkeepers Parties shall reasonably cooperate in amending this Agreement to effect such alternative structure.

             Section 5.14    Marketing of Assets. The parties hereto hereby agree and acknowledge that the Purchaser Parties and their Affiliates shall be permitted to market and solicit the purchase of one (1) or more of the Innkeepers Properties or other assets of the Innkeepers Parties or the Innkeepers Subsidiaries between the date hereof and the Closing Date

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(the "Asset Sales"), with such Asset Sales to be consummated, at the election of the Purchaser Parties, simultaneously with or immediately prior to the Merger, but subject to the consummation of the Merger; provided, that the Purchaser Parties shall cause any potential buyers in connection with such Asset Sales to enter into a confidentiality agreement reasonably acceptable to Innkeepers REIT; provided, further, that that any such marketing or solicitation shall be reasonably acceptable to the Innkeepers REIT, implemented in a manner that does not disrupt the operations of Innkeepers REIT or any Innkeepers Subsidiary and paid for at the Purchaser Parties' sole cost and expense. The Purchaser Parties shall use their reasonable best efforts to keep Innkeepers REIT informed on a current basis as to the Purchaser Parties' efforts to market one or more Innkeepers Parties and arrange for Asset Sales, including furnishing copies of any written inquiries, correspondence and draft documentation with respect thereto. The Purchaser Parties shall provide Innkeepers REIT with at least twenty-four (24) hours' prior written notice before any of the Purchaser Parties' Representatives conducts marketing or solicitation activities at any of the Innkeepers Properties and, if Innkeepers REIT requests, the Purchaser Parties' Representative(s) shall be accompanied by one or more Representatives of Innkeepers REIT while conducting marketing or solicitation activities at such Innkeepers Property. Each of the Innkeepers Parties shall, and shall cause each of the Innkeepers Subsidiaries to, use commercially reasonable efforts to cooperate with the Purchaser Parties to effect such Asset Sales; provided, that none of the Innkeepers Parties shall have any obligation to incur any expense in so doing, unless the Purchaser Parties undertakes in writing to promptly reimburse all such expenses and provides reasonable assurance of performance.

             Section 5.15    Resignations. Each of the Innkeepers Parties shall, and shall cause the Innkeepers Subsidiaries to, use their reasonable best efforts to cause the appointment as directors of the General Partner of those persons designated by notice given by Purchaser to Innkeepers REIT at least two (2) days prior to the Closing, naming such persons and to effect the resignation of the existing directors of the General Partner effective as of the Closing.

             Section 5.16    Third Party Consents. Each of the Purchaser Parties on one hand, and the Innkeepers Parties, on the other hand, shall use their respective reasonable best efforts to obtain any third party Consents, including any Consents from Governmental Entities, (a) necessary, proper or advisable to consummate the Merger or any of the other transactions contemplated hereby or (b) referred to in Section 3.2(b)(iv). Notwithstanding anything to the contrary in this Agreement, in connection with obtaining any Consent from any Person with respect to the Merger or any of the other transactions contemplated hereby, (a) without the prior written consent of Purchaser, none of the Innkeepers Parties shall, or shall permit the Innkeepers Subsidiaries to, pay or commit to pay to such Person whose Consent is being solicited any material amounts of cash or other consideration, make any material commitment or incur any material Liability or other obligation due to such Person, and (b) none of the Purchaser Parties or their respective Affiliates shall be required to pay or commit to pay to such Person whose Consent is being solicited any material amounts of cash or other consideration, make any material commitment or incur any material Liability or other obligation; provided, however, the parties hereto acknowledge that the Franchise Agreements set forth on Section 3.1(p)(ix)(A) of the Innkeepers Disclosure Letter will require Consents in connection with the Merger and that the process of obtaining such Consents will require the payment of application fees to such franchisors, such application fees will be paid by the Purchaser Parties (the “Application Fees”); provided further, if either Purchaser or Innkeepers REIT terminates this Agreement pursuant to

Section 7.1(a), Section 7.1(b), Section 7.1(d), Section 7.1(e) (unless at the time of termination the conditions set forth in Section 6.1 and Section 6.2 have been satisfied and Purchaser shall have failed to consummate the Merger), Section 7.1(f), Section 7.1(g), Section 7.1(h), or Section 7.1(i), Innkeepers REIT will promptly reimburse Purchaser for the Application Fees by wire transfer of same day funds, within two (2) Business Days of such termination.

             Section 5.17    Payment of Indebtedness. At or prior to the Merger Effective Time, except as set forth on Section 5.17 of the Innkeepers Disclosure Letter, the Innkeepers Parties shall, and shall cause each of the Innkeepers Subsidiaries to, as applicable, use commercially reasonable efforts to obtain a "payoff" letter acknowledging that, subject to repayment, redemption or defeasance of any and all Indebtedness of the Innkeepers Parties or the Innkeepers Subsidiaries, including all outstanding principal amounts, any interest accrued thereon and any other fees or expenses payable thereunder, (a) any and all Liens relating to such Indebtedness shall be released and discharged and (b) the Innkeepers Parties shall be released from any and all material Liabilities and obligations thereunder.

             Section 5.18    Surviving Partnership LP Agreement. No later than twenty (20) Business Days after the date hereof, Purchaser shall provide to Innkeepers REIT a form of the Innkeepers LP Amendment. The Purchaser Parties and the Innkeepers Parties shall use their respective reasonable best efforts to obtain the unanimous consent of the Innkeepers LP Unitholders to the Innkeepers LP Amendment prior to the Election Deadline; in furtherance and not in limitation thereof, the Purchaser Parties shall cooperate with the Innkeepers Parties to obtain such unanimous consent, including by making reasonable changes to the terms of the Innkeepers LP Amendment, so long as such changes would not (a) reasonably be expected to materially impair or delay the ability of any of the Purchaser Parties or any of the Innkeepers Parties to perform its respective obligations under this Agreement or prevent the consummation by any of the Purchaser Parties or any of the Innkeepers Parties of the Merger or any of the other transactions contemplated hereby or (b) adversely affect, in any material respects, the Purchaser Parties or the investors therein.

ARTICLE VI

CONDITIONS PRECEDENT

             Section 6.1    Conditions to Each Party's Obligation to Effect the Merger. The respective obligations of Innkeepers REIT, Innkeepers LP, Purchaser and Purchaser Acquisition Entity to effect the Merger and to consummate the other transactions contemplated by this Agreement on the Closing Date are subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

                        (a)    Shareholder Approval. The Innkeepers Shareholder Approval shall have been obtained.

                        (b)    No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other Order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger or any of the other transactions or agreements contemplated by this Agreement shall be in effect.

             Section 6.2    Conditions to Obligations of the Purchaser Parties. The obligations of the Purchaser Parties to effect the Merger and to consummate the other transactions contemplated by this Agreement on the Closing Date are further subject to the following conditions, any one or more of which may be waived by Purchaser:

                        (a)    Representations and Warranties of the Innkeepers Parties. (i) The representations and warranties of the Innkeepers Parties set forth in Section 3.1(c)(i) shall be true and correct in all but de minimis respects, (ii) the representations and warranties set forth in Sections 3.1(c)(ii), 3.1(d)(i) (but only with respect to the first and second sentences thereof) and 3.1(v) shall be true and correct in all material respects and (iii) all other representations and warranties of the Innkeepers Parties in this Agreement (including the portion of the representations and warranties set forth in Section 3.1(d)(i) not covered by clause (ii) above) shall be true and correct in all respects (without giving effect to any materiality or Innkeepers Material Adverse Effect qualifier), except where the failure of any such representation or warranty to be so true and correct would not, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect, in the case of each of clause (i), (ii) and (iii), as of the date hereof and as of the Closing as if made on and as of such date (except to the extent that any such representation or warranty, by its terms, is expressly limited to a specific date, in which case, as of such specific date), and Purchaser shall have received a certificate signed on behalf of the Innkeepers Parties by the Chief Executive Officer and the Chief Financial Officer of Innkeepers REIT to such effect.

                        (b)    Performance of Covenants and Agreements of the Innkeepers Parties. The Innkeepers Parties shall have performed in all material respects all covenants and agreements required to be performed by them under this Agreement at or prior to the Merger Effective Time, and Purchaser shall have received a certificate signed on behalf of the Innkeepers Parties by the Chief Executive Officer and the Chief Financial Officer of Innkeepers REIT to such effect.

                        (c)    Material Adverse Change. Since the date of this Agreement, there shall have occurred no changes, events or circumstances which would, individually or in the aggregate, constitute an Innkeepers Material Adverse Effect.

                        (d)    Tax Opinion. Purchaser shall have received prior to the Merger Effective Time a tax opinion of Hunton & Williams LLP ("H&W"), or other counsel to Innkeepers REIT reasonably satisfactory to Purchaser, dated as of the Closing Date, in substantially the form of Exhibit A attached hereto (such opinion shall be based upon customary assumptions and customary representations made by Innkeepers REIT in substantially the form of Exhibit A attached hereto, and such opinion and representations shall be subject to such changes or modifications from the language set forth on such exhibits as may be deemed necessary or appropriate by H&W (or such other counsel rendering the opinion) and as shall be reasonably satisfactory to Purchaser) opining that Innkeepers REIT has been organized and has operated in conformity with the requirements for qualification as a REIT under the Code for all taxable periods commencing with Innkeepers REIT's taxable year ended December 31, 1997, through and including the taxable year of the Innkeepers REIT ending on the Closing Date.

             Section 6.3    Conditions to Obligations of the Innkeepers Parties. The obligations of the Innkeepers Parties to effect the Merger and to consummate the other transactions contemplated by this Agreement on the Closing Date are further subject to the following conditions, any one or more of which may be waived by Innkeepers REIT:

                        (a)    Representations and Warranties of the Purchaser Parties. The representations and warranties of the Purchaser Parties contained in this Agreement (i) which are qualified by materiality shall be true and correct and (ii) which are not qualified by materiality shall be true and correct in all material respects, in each of the foregoing cases, as of the date hereof and as of the Closing Date as if made on and as of such date (except to the extent that any such representation or warranty, by its terms, is expressly limited to a specific date, in which case, as of such specific date), and Innkeepers REIT shall have received a certificate signed on behalf of the Purchaser Parties by an executive officer of Purchaser to such effect.

                        (b)    Performance of Covenants and Agreements of the Purchaser Parties. The Purchaser Parties shall have performed in all material respects all covenants and agreements required to be performed by them under this Agreement at or prior to the Merger Effective Time, and Innkeepers REIT shall have received a certificate signed on behalf of the Purchaser Parties by an executive officer to such effect.

ARTICLE VII

TERMINATION, AMENDMENT AND WAIVER

             Section 7.1    Termination. This Agreement may be terminated at any time prior to the Merger Effective Time whether before or after the Innkeepers Shareholder Approval is obtained:

                        (a)    by mutual written consent of Innkeepers REIT and Purchaser;

                        (b)    by Purchaser, upon a breach of any representation, warranty, covenant or agreement on the part of the Innkeepers Parties set forth in this Agreement, or if any representation or warranty of the Innkeepers Parties shall have become untrue, in either case such that the conditions set forth in Section 6.2(a) or 6.2(b), as the case may be, would be incapable of being satisfied by the Termination Date;

                        (c)    by Innkeepers REIT, upon a breach of any representation, warranty, covenant or agreement on the part of the Purchaser Parties set forth in this Agreement, or if any representation or warranty of the Purchaser Parties shall have become untrue, in either case such that the conditions set forth in Section 6.3(a) or 6.3(b), as the case may be, would be incapable of being satisfied by the Termination Date;

                        (d)    by either Innkeepers REIT or Purchaser, if any judgment, injunction, order, decree or action by any Governmental Entity of competent authority preventing the consummation of the Merger shall have become final and non-appealable;

                        (e)    by either Innkeepers REIT or Purchaser, if the Merger shall not have been consummated on or before December 28, 2007 (the "Termination Date") unless the failure of the Closing to occur by such date shall be due to the failure of the party hereto seeking to terminate this Agreement to perform or comply in all material respects with the covenants and agreements of such party hereto set forth in this Agreement;

                        (f)    by either Innkeepers REIT or Purchaser, if, upon a vote at the Innkeepers REIT Shareholder Meeting, the Innkeepers Shareholder Approval shall not have been obtained, as contemplated by Section 5.1;

                        (g)    by Innkeepers REIT, at any time prior to receipt of the required Innkeepers Shareholder Approval, in accordance with, and subject to the terms and conditions of, Section 5.5(d)(z); provided, that Innkeepers REIT shall simultaneously with such termination enter into an Alternative Acquisition Agreement; or

                        (h)    by Purchaser, if (i) a Change of Board Recommendation shall have occurred, (ii) Innkeepers REIT or the Innkeepers REIT Board of Trustees (or any committee thereof) shall (A) approve, adopt or recommend any Acquisition Proposal or (B) approve or recommend, or enter into, or allow any of the Innkeepers Parties or any of the Innkeepers Subsidiaries to enter into, a written letter of intent, agreement in principle or definitive agreement for an Acquisition Proposal (except for any Acceptable Confidentiality Agreement related thereto), (iii) within five (5) Business Days of a written request by Purchaser (which request shall not be made on more then three (3) occasions) for Innkeepers REIT to affirm the Innkeepers Board Recommendation following the date any Acquisition Proposal or any material modification thereto is first published or sent or given to the shareholders of Innkeepers REIT, Innkeepers REIT fails to issue a press release that reaffirms the Innkeepers Board Recommendation, (iv) any of the Innkeepers Parties shall have breached its obligations to call the Innkeepers REIT Shareholder Meeting under Section 5.1(b) or knowingly breached any of its obligations under any provision of Section 5.5(a), (v) Innkeepers REIT shall have failed to include in the Proxy Statement distributed to shareholders the Innkeepers Board Recommendation, or (vi) Innkeepers REIT or the Innkeepers REIT Board of Trustees (or any committee thereof) shall authorize or publicly propose any of the foregoing.

                        (i)    A terminating party shall provide written notice of termination to the other parties hereto specifying with particularity the basis for such termination. If more than one provision in this Section 7.1 is available to a terminating party in connection with a termination, a terminating party may rely on any or all available provisions in this Section 7.1 for any such termination.

             Section 7.2    Fees and Expenses.

                        (a)    Whether or not the Merger is consummated, except as otherwise specifically provided herein, all Expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such Expenses.

                        (b)    Notwithstanding the foregoing,

                        (i)   if (A) (x) either Purchaser or Innkeepers REIT terminates this Agreement pursuant to Section 7.1(f), and, at any time after the date of this Agreement and prior to the Innkeepers REIT Shareholder Meeting, an Acquisition Proposal (or an

intention to make such an Acquisition Proposal) shall have been publicly disclosed and not publicly withdrawn, (y) Purchaser terminates this Agreement pursuant to Section 7.1(b) and, at any time after the date of this Agreement, an Acquisition Proposal (or an intention to make such an Acquisition Proposal) shall have been publicly disclosed or otherwise communicated to the senior management or the Innkeepers REIT Board of Trustees and not publicly withdrawn, or (z) Purchaser or Innkeepers REIT terminates this Agreement pursuant to Section 7.1(e) and, at any time after the date of this Agreement and prior to the termination of this Agreement, an Acquisition Proposal shall have been publicly disclosed or otherwise communicated to the senior management or the Innkeepers REIT Board of Trustees and not publicly withdrawn and (B) within twelve (12) months after such termination, Innkeepers REIT enters into a definitive agreement in respect of such Acquisition Proposal or a transaction in respect of such Acquisition Proposal is consummated, then Innkeepers REIT shall pay to Purchaser the Break-Up Fee minus any Expenses previously paid by Innkeepers REIT pursuant to Section 7.2(b)(iv) by wire transfer of same day funds, on the date of entry into the agreement in respect of the Acquisition Proposal, or, if earlier, consummation of the transaction in respect of the Acquisition Proposal, as applicable; provided, that for purposes of this Section 7.2(b)(i), the term Acquisition Proposal shall have the meaning assigned to such term in Section 5.5, except that the references to "15%" shall be deemed to be references to 50%;

                        (ii)   if the conditions set forth in Sections 6.1 and 6.2 have been satisfied, but Purchaser fails to receive the proceeds from the Debt Financing or fails to receive the proceeds of any Alternative Financing (a "Financing Failure"), and this Agreement is subsequently terminated by Innkeepers REIT pursuant to Section 7.1(c) or by either party pursuant to Section 7.1(e) (other than, in either case, in a circumstance where the provisions of Section 7.2(b)(iii) apply, in which case such provisions shall apply), then Purchaser shall pay the Financing-Related Reverse Break-Up Fee to Innkeepers REIT or as directed by Innkeepers REIT as promptly as reasonably practicable (and, in any event, within three (3) Business Days following such termination), payable by wire transfer of same day funds;

                       (iii)   if Innkeepers REIT terminates this Agreement pursuant to Section 7.1(c) due to the intentional breach by the Purchaser Parties of any representation, warranty, covenant or agreement, then Purchaser shall pay the Non-Financing-Related Reverse Break-Up Fee to Innkeepers REIT or as directed by Innkeepers REIT as promptly as reasonably practicable (and, in any event, within three (3) Business Days following such termination), payable by wire transfer of same day funds;

                       (iv)   if (A) Purchaser terminates this Agreement pursuant to Section 7.1(h) or (B) Innkeepers REIT terminates this Agreement pursuant to Section 7.1(g), then Innkeepers REIT shall pay to Purchaser, within two (2) Business Days after such termination, the Break-Up Fee; and

                        (v)   if this Agreement is terminated by either Purchaser or Innkeepers REIT pursuant to Section 7.1(f) or by Purchaser pursuant to Section 7.1(b), then Innkeepers REIT shall pay to Purchaser an amount equal to the Expenses of the

Purchaser Parties, up to a maximum of $10,000,000, by wire transfer of same day funds, within two (2) Business Days of such termination.

                        (c)    For purposes of this Agreement, (i) "Break-Up Fee" means an amount in cash equal to $17,000,000, which Break-Up Fee shall be paid (when due and owing) by wire transfer of immediately available funds to the account or accounts designated by the recipient, (ii) "Financing-Related Reverse Break-Up Fee" means an amount in cash equal to $25,000,000, which Financing-Related Reverse Break-Up Fee shall be paid (when due and owing) by wire transfer of immediately available funds to the account or accounts designated by Innkeepers REIT, (iii) "Non-Financing-Related Break-Up Fee" means an amount in cash equal to $50,000,000, which Non-Financing-Related Break-Up Fee shall be paid (when due and owing) by wire transfer of immediately available funds to the account or accounts designated by Innkeepers REIT, and (iv) "Expenses" means all reasonable and documented out-of-pocket fees, costs and expenses (including all reasonable fees, costs and expenses of financing sources, counsel, accountants, investment bankers, experts and consultants to a party hereto and its Affiliates) incurred by a party hereto or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement.

                        (d)    Each of Innkeepers REIT and Purchaser acknowledges that the agreements contained in this Section 7.2 are an integral part of the Merger and the other transactions contemplated by this Agreement. In the event that Innkeepers REIT shall fail to pay the Break-Up Fee or Expenses when due or Purchaser shall fail to pay when due the Financing-Related Reverse Break-Up Fee or Non-Financing-Related Reverse Break-Up Fee, as the case may be, Innkeepers REIT or Purchaser, as the case may be, shall reimburse the other party for all reasonable documented costs and expenses actually incurred or accrued by such other party (including reasonable costs and expenses of counsel) in connection with the collection under and enforcement of this Section 7.2.

             Section 7.3    Maximum Recovery. Notwithstanding anything to the contrary in this Agreement, if Purchaser fails to effect the Closing, then the sole and exclusive remedy of the Innkeepers Parties and the Innkeepers Subsidiaries against the Purchaser Parties, the Guarantor and any of their respective former, current and future direct or indirect equity holders, controlling Persons, stockholders, directors, officers, employees, agents, Affiliates, members, managers, general or limited partners or assignees for any breach, loss or damage shall be to terminate this Agreement and receive payment of the Financing-Related Reverse Break-Up Fee or Non-Financing-Related Reverse Break-Up Fee, as applicable, in each case, only to the extent provided by Section 7.2, plus the amounts, if any, that the Purchaser Parties are obligated to pay pursuant to Section 5.2(a), Section 5.9(a), or Section 5.14, but in no event shall the Purchaser Parties be required to pay an aggregate amount greater than the Non-Financing-Related Reverse Break-Up Fee or the guarantee thereof pursuant to the Guarantee; and upon payment of such amount, no Person shall have any rights or claims against any of the Purchaser Parties or the Guarantor or their respective Affiliates or Representatives under this Agreement, the Guarantee or the Equity Financing Commitments, whether at law or equity, in contract, in tort or otherwise, and none of the Purchaser Parties or the Guarantor shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated by this Agreement.

             Section 7.4    Effect of Termination. In the event of termination of this Agreement by either Innkeepers REIT or Purchaser as provided in Section 7.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of the Innkeepers Parties, on the one hand, or the Purchaser Parties, on the other hand, other than as provided in Section 5.2(b), Section 7.2, Section 7.3, this Section 7.4, Section 7.5, Section 7.6, Section 7.7 and Article VIII. Notwithstanding the foregoing, except as set forth in Section 7.3, no party hereto shall be relieved or released from any Liabilities or damages for any willful and material breach hereof.

             Section 7.5    Amendment. Notwithstanding anything to the contrary herein, this Agreement may be amended by the parties hereto in writing by action of their respective board of trustees or board of directors, or other comparable bodies, at any time before or after the Innkeepers Shareholder Approval is obtained and prior to the filing of the Articles of Merger with the Maryland Department with respect to the Merger; provided, however, that after the Innkeepers Shareholder Approval is obtained, no such amendment, modification or supplement shall be made that would require the approval of the Innkeepers REIT Common Shareholders without obtaining such approval.

             Section 7.6    Extension; Waiver. At any time prior to the Merger Effective Time, each of Innkeepers REIT, on the one hand, and Purchaser, on the other hand, may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement or (c) subject to the provisions of Section 7.4, waive compliance with any of the covenants, agreements or conditions of the other party contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party hereto to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

             Section 7.7    Payment of Reverse Break-Up Fee.

                        (a)    In the event that Purchaser is obligated to pay to Innkeepers REIT the Financing-Related Reverse Break-Up Fee pursuant to Section 7.2(b)(ii) or the Non-Financing-Related Break-Up Fee pursuant to Section 7.2(b)(iii) or any costs and expenses pursuant to Section 7.2(d), Purchaser shall pay to Innkeepers REIT from the amounts into escrow pursuant to an escrow agreement (the "Escrow Agreement"), if any, in accordance with the next sentence, an amount equal to the lesser of (A) the Financing-Related Reverse Break-Up Fee, Non-Financing-Related Reverse Break-Up Fee and/or costs and expenses, as applicable, and (B) the sum of (x) the maximum amount that can be paid to the Innkeepers REIT without causing the Innkeepers REIT to fail to meet the requirements of Sections 856(c) (2) and (3) of the Code determined as if the payment of such amount did not constitute income described in Sections 856(c)(2)(A)-(H) or 856(c)(3)(A)-(I) of the Code ("Qualifying Income"), as determined by the Innkeepers REIT 's independent certified public accountants, plus (y) in the event the Innkeepers REIT receives either (1) a letter from the Innkeepers REIT 's counsel indicating that the Innkeepers REIT has received a ruling from the IRS described in Section 7.7(b)(ii) or (2) an opinion from the Innkeepers REIT 's outside counsel as described in Section 7.7(b)(ii), an amount equal to the applicable Financing-Related Reverse Break-Up Fee, Non-Financing-

Related Reverse Break-Up Fee and/or costs and expenses, as applicable, less the amount payable under clause (x) above. To secure Purchaser 's obligation to pay these amounts, Purchaser shall deposit into escrow an amount in cash equal to the Financing-Related Reverse Break-Up Fee, Non-Financing-Related Reverse Break-Up Fee and/or costs and expenses, as applicable, with an escrow agent selected by Purchaser and on such customary terms (subject to Section 7.7(b)) as shall be reasonably acceptable to each of Innkeepers REIT, Purchaser and the escrow agent. The payment or deposit into escrow of the Financing-Related Reverse Break-Up Fee, Non-Financing-Related Reverse Break-Up Fee and/or costs and expenses, as applicable, pursuant to this Section 7.7(a) shall be made at the time Purchaser is obligated to pay the Innkeepers REIT such amount pursuant to Section 7.2(b) or Section 7.2(d), as applicable, by wire transfer of immediately available funds.

                        (b)    The Escrow Agreement shall provide that the Financing-Related Reverse Break-Up Fee, Non-Financing-Related Reverse Break-Up Fee and/or costs and expenses, as applicable, in escrow or any portion thereof shall not be released to Innkeepers REIT unless the escrow agent receives any one or combination of the following: (i) a letter from Innkeepers REIT's independent certified public accountants indicating the maximum amount that can be paid by the escrow agent to Innkeepers REIT without causing Innkeepers REIT to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute Qualifying Income or a subsequent letter from Innkeepers REIT's accountants revising that amount, in which case the escrow agent shall release such amount to Innkeepers REIT, or (ii) a letter from Innkeepers REIT's counsel indicating that Innkeepers REIT received a ruling from the IRS holding that the receipt by Innkeepers REIT of the Financing-Related Reverse Break-Up Fee, Non-Financing-Related Reverse Break-Up Fee and/or costs and expenses, as applicable, would either constitute Qualifying Income or would be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code (or alternatively, Innkeepers REIT's outside counsel has rendered a legal opinion to the effect that the receipt by Innkeepers REIT of the Financing-Related Reverse Break-Up Fee, Non-Financing-Related Reverse Break-Up Fee and/or costs and expenses, as applicable, would either constitute Qualifying Income or would be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code), in which case the Escrow Agreement shall provide that the escrow agent shall release to Innkeepers REIT the lesser of such maximum amount stated in the accountant's letter referred to in clause (i) and the remainder of the Financing-Related Reverse Break-Up Fee, Non-Financing-Related Reverse Break-Up Fee and/or costs and expenses, as applicable. Purchaser agrees to amend this Section 7.7 at the reasonable request of Innkeepers REIT in order to (x) maximize the portion of the Financing-Related Reverse Break-Up Fee, Non-Financing-Related Reverse Break-Up Fee and/or costs and expenses, as applicable, that may be distributed to Innkeepers REIT hereunder without causing Innkeepers REIT to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code, (y) improve Innkeepers REIT's chances of securing a favorable ruling described in this Section 7.7(b) or (z) assist Innkeepers REIT in obtaining a favorable legal opinion from its outside counsel as described in this Section 7.7(b). The Escrow Agreement shall also provide that any portion of the Financing-Related Reverse Break-Up Fee, Non-Financing-Related Reverse Break-Up Fee and/or costs and expenses, as applicable, held in escrow for five (5) years shall be released by the escrow agent to Purchaser. Purchaser shall not be a party to such Escrow Agreement and shall not bear any cost of or have liability resulting from the Escrow Agreement.

                        (c)    In the event that Innkeepers REIT is required to pay Purchaser the Break-Up Fee or Expenses, in each case, such amount shall be paid by Innkeepers REIT by wire transfer of cash in immediately available funds to a bank account of Purchaser or its designee(s) as directed by Purchaser in writing to Innkeepers REIT at least two (2) Business Days prior to the relevant date of such payment.

ARTICLE VIII

GENERAL PROVISIONS

             Section 8.1    Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Merger Effective Time. This Section 8.1 shall not limit any covenant or agreement of the parties hereto which by its terms contemplates performance after the Merger Effective Time.

             Section 8.2    Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing (and also made orally if so required pursuant to any Section of this Agreement) and shall be deemed given if delivered personally, sent by overnight courier (providing proof of delivery) to the parties hereto or sent by telecopy (providing confirmation of transmission) at the following addresses or telecopy numbers (or at such other address or telecopy number for a party hereto as shall be specified by like notice):

                        (a)    if to any of the Purchaser Parties (or to Innkeepers LP following the Closing Date), to:

c/o Apollo Investment Corporation
9 West 57th Street, 41st Floor
New York, New York 10019
Attn:	Aaron N. Sack
Fax:	(212) 515-3467

with a copy (which shall not constitute notice), to:

Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, New York 10036
Attn.:	Mark C. Smith, Esq.
Daniel Wolf, Esq.
Fax:	(212) 735-3000

(b) if to any of the Innkeepers Parties, to:

c/o Innkeepers USA Trust
340 Poinciana Way, Suite 306
Palm Beach, Florida 33480

Attn:	Mark A. Murphy, Esq.
Fax:	(561) 835-0457

with a copy (which shall not constitute notice), to:
Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, NY 10019
Attn:	Adam O. Emmerich, Esq.
Robin Panovka, Esq.
Fax:	(212) 403-2000

             Section 8.3    Interpretation. When a reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "hereby" refer to this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular.

             Section 8.4    Remedies; Guarantee. Concurrently with the execution of this Agreement, a guarantee executed by the Sponsor (the "Guarantor") has been delivered to Innkeepers REIT and Innkeepers LP, guaranteeing the payment obligations of the Purchaser Parties under this Agreement to pay money damages to Innkeepers REIT and Innkeepers LP in the event of a breach or default by such parties hereto under this Agreement up to a maximum of $50,000,000 in the aggregate (the "Guarantee"). The Innkeepers Parties each agree that to the extent it, or their respective shareholders or partners, has incurred losses or damages in connection with this Agreement, the maximum aggregate liability of all of the Purchaser Parties and the Guarantor for such losses or damages shall be limited to an amount equal to the amount of the Guarantee, and in no event shall any of the Innkeepers Parties, or its shareholders or partners, seek to recover any damages in excess of such amount from any of the Purchaser Parties and the Guarantor and their respective Representatives and Affiliates.

             Section 8.5    Specific Performance. The parties hereto hereby acknowledge that the Innkeepers Parties shall not be entitled to enforce specifically the terms and provisions of this Agreement and that the Innkeepers Parties' sole and exclusive remedy with respect to any breach by the Purchaser Parties shall be the remedy set forth in Section 8.4 and the Guarantee; provided, however, that the Innkeepers Parties shall be entitled to seek specific performance, or an injunction or injunctions, to prevent any breach of Section 5.2(b) and Section 5.6. The Purchaser Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by any of the Innkeepers Parties and to specific performance of the terms hereof, in addition to any other remedy at law or equity.

             Section 8.6    Counterparts. This Agreement may be executed in one (1) or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto. Facsimile transmission of any signature and/or retransmission of any signature shall be deemed the same as delivery of an original. At the request of any party hereto, the parties hereto shall confirm facsimile transmission by signing a duplicate original document.

             Section 8.7    Entire Agreement; No Third Party Beneficiaries. This Agreement (including the Exhibits hereto and the Innkeepers Disclosure Letter) and the Confidentiality Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter of this Agreement. Except for the provisions of Section 5.8, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

             Section 8.8    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

             Section 8.9    Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of Law or otherwise by any of the parties hereto without the prior written consent of the other parties hereto; provided, that Purchaser Acquisition Entity shall be permitted to transfer or assign to one or more of its Affiliates the right to enter into the transactions contemplated by this Agreement, but no such transfer or assignment shall relieve such Person of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.

             Section 8.10  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such a determination, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

             Section 8.11  Exhibits; Innkeepers Disclosure Letter. The Exhibits referred to herein and the Innkeepers Disclosure Letter, and all exhibits or attachments thereto, are intended to be and hereby are specifically made a part of this Agreement. Any matter set forth in any section or subsection of the Innkeepers Disclosure Letter shall be deemed to be a disclosure for all purposes of this Agreement and all other sections or subsections of the Innkeepers Disclosure Letter to the extent it is readily apparent on the face of the disclosure that such disclosure is applicable to such other sections or subsections, but shall expressly not be deemed to constitute an admission by Innkeepers REIT or any of the Innkeepers Subsidiaries, or otherwise imply, that any such matter rises to the level of an Innkeepers Material Adverse Effect, or is otherwise material for purposes of this Agreement or the Innkeepers Disclosure Letter.

             Section 8.12  Mutual Drafting. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing this Agreement to be drafted.

             Section 8.13  Jurisdiction; Venue. THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF MARYLAND AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF MARYLAND SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND OF THE DOCUMENTS REFERRED TO IN THIS AGREEMENT, AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR THE INTERPRETATION OR ENFORCEMENT HEREOF OR OF ANY SUCH DOCUMENT, THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT THE VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH A MARYLAND STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 8.2 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY APPLICABLE LAWS, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

             Section 8.14  Waiver of Trial by Jury. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.14.

ARTICLE IX

CERTAIN DEFINITIONS

             Section 9.1    Certain Definitions.

                        (a)    For purposes of this Agreement:

     "Acceptable Confidentiality Agreement" means a confidentiality and standstill agreement that contains confidentiality and standstill provisions that are not materially less favorable in the aggregate to Innkeepers REIT than those contained in the Confidentiality Agreement and permits the Innkeepers Parties to (i) provide or make available to the Purchaser Parties any non-public information concerning the Innkeepers Parties or the Innkeepers Subsidiaries provided to the counterparty to such confidentiality and standstill agreement and (ii) comply with the provisions of Section 5.5.

     "Affiliate," of any Person, has the meaning assigned thereto by Rule 12b-2 under the Exchange Act.

     "Articles of Merger" means one (1) or more articles of merger with respect to the Merger, containing the provisions required by, and executed in accordance with, the Maryland REIT Law and the MGCL.

     "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York or Palm Beach, Florida are authorized or obligated by Law or executive order to be closed.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "ERISA Affiliate," of any Person, means any other entity that, together with such entity, would be treated as a single employer under Section 414 of the Code.

     "Innkeepers LP Amendment" means the amendment to the Innkeepers LP Agreement to give effect to the provisions of this Agreement, including Section 1.5, which amendment shall provide, among other things, (i) for the amendment of the terms of the LP Units in accordance with this Agreement to designate such LP Units as Surviving Partnership Series D Units having preferences, rights, voting powers and restrictions as provided by Purchaser and consented to by Innkeepers REIT (which consent shall not be unreasonably withheld, delayed or conditioned), including that the holders of Surviving Partnership Series D Units will (A) have the right to subsequently redeem all, but not less than all, of their respective Surviving Partnership Series D Units for cash in an amount equal to the applicable Partnership Consideration, (B) receive a fixed distribution on a preferred basis, but not otherwise have a right to any distributions, (C) upon a liquidation of the Surviving Partnership, receive cash in an amount equal to the applicable Partnership Consideration, (D) not be owed any fiduciary or any similar obligations by the General Partner, (E) not have any governance, voting or consent rights, except the right to veto any amendment or modification to the Surviving Partnership LP Agreement (including pursuant to any merger, combination, reorganization, liquidation or other event) that changes their rights to payment or redemption as set forth therein and (F) be allocated net taxable income but in an amount not in excess of the amount of cash that is distributed to them, in each case, subject to the terms of the Surviving Partnership LP Agreement, (ii) that at any point from and after the tenth anniversary of the initial issuance of the Surviving Partnership Series D Units, the Surviving Partnership shall be permitted to redeem all, but not less than all, of the Surviving Partnership Series D Units for cash in an amount equal to the applicable Partnership Consideration subject to the terms of the Surviving Partnership LP Agreement, (iii) that the Purchaser Acquisition Entity shall purchase one hundred (100) LP Units of Innkeepers LP for a cash purchase price of one hundred dollars ($100.00) and become a limited partner of Innkeepers LP and (iv) Innkeepers LP and the Surviving Partnership will permit any Electing Holders who elect to remain limited partners to guarantee Indebtedness in the manner and to the extent such Electing Holders currently guarantee Indebtedness of Innkeepers LP and in furtherance and not in limitation of the foregoing will honor the obligations of Innkeepers LP with respect to the guarantee of Indebtedness pursuant to the contracts set forth in Section 3.1(k)(viii) of the Innkeepers Disclosure Letter and in connection with and at and immediately before the Closing, permit such Electing Holders to guarantee any replacement or refinanced Indebtedness incurred by Innkeepers LP or the Surviving Partnership; provided, however, that notwithstanding anything herein to the contrary, Innkeepers LP may repay or refinance any Indebtedness being guaranteed by an existing Innkeepers LP Unitholder, including any Indebtedness that is the subject of the contracts set forth in Section 3.1(k)(viii) of the Innkeepers Disclosure Letter, if Innkeepers LP offers the affected Electing Holder an opportunity to guarantee other Indebtedness on terms which are not materially adverse to such Electing Holder in comparison to the guarantee of the Indebtedness repaid or refinanced.

     "Innkeepers Material Adverse Effect" means, with respect to Innkeepers REIT, any change, event, effect, development or set of circumstances that, individually or when taken together with all other adverse changes, events, effects, developments or sets of circumstances that have occurred, (i) has had or would reasonably be expected to have a material adverse effect on the business, operations, condition (financial or otherwise, including assets and Liabilities) of Innkeepers REIT and the Innkeepers Subsidiaries, taken as a whole, (ii) has had, or would reasonably be expected to have, a material adverse effect on the ability of the Innkeepers Parties to timely consummate the Merger and the other transactions contemplated by this Agreement or to timely perform any of their respective obligations hereunder, except, in either case, for any such change, event, effect, development or set of circumstances arising out of or resulting from (A) changes following the date of this Agreement in conditions (including changes in Law or GAAP) affecting the real estate or hotel, lodging and hospitality industry generally, the United States of America or the global economy, (B) the commencement, continuation or escalation following the date of this Agreement of a war, material armed hostilities or other material international or national calamity or act of terrorism directly or indirectly involving or affecting the Unites States of America, (C) earthquakes, hurricanes, other natural disasters or acts of God following the date of this Agreement, or (D) the announcement or performance of this Agreement or the transactions contemplated hereby, which, in the case of each of clause (A), (B), and (C) do not affect Innkeepers REIT and the Innkeepers Subsidiaries, taken as a whole, in a materially disproportionate manner relative to other companies operating in the same industries and geographies in which the Innkeepers Parties operate.

     "Innkeepers Subsidiary" means each Subsidiary of Innkeepers REIT, including the General Partner and Innkeepers LP.

     "Indebtedness" means, with respect to any Person, without duplication, (i) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind to such Person, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person upon which interest charges are paid by such Person, (iv) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding obligations of such Person to trade creditors for raw materials, inventory, services and supplies incurred in the ordinary course of such Person's business, consistent with past practice), (v) all capitalized lease obligations of such Person, (vi) all letters of credit issued for the account of such Person and (vii) all guarantees or keepwell agreements in respect of any indebtedness of any other Person.

     "Knowledge" or any similar expression, means, where used herein with respect to the Innkeepers Parties and any Innkeepers Subsidiary, the actual (and not constructive or imputed) knowledge of Jeffrey H. Fisher, Dennis M. Craven, and Mark A. Murphy, following reasonable due inquiry and investigation, and means, where used herein with respect to the Purchaser Parties, the actual (and not constructive or imputed) knowledge of Rick Press, Aaron N. Sack and Justin Korval, following reasonable due inquiry and investigation.

     "Law" means any federal, state, local or foreign statute, law, regulation, permit, license, approval, authorization, rule, ruling, ordinance or code of any Governmental Entity, including any judicial or administrative interpretation thereof.

     "Liabilities" means any and all debts, liabilities and obligations of any nature whatsoever, whether accrued or fixed, absolute or contingent, including those arising under any Law, those arising under any contract, agreement, commitment, instrument, permit, license, franchise or undertaking and those arising as a result of any act or omission.

     "Maryland Department" means the State Department of Assessments and Taxation of the State of Maryland.

     "Order" means any award, judgment, injunction, consent, ruling, decree or order (whether temporary, preliminary or permanent) issued, adopted, granted, awarded or entered by any Governmental Entity or private arbitrator of competent jurisdiction.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

     "Purchaser Subsidiary" means Purchaser Acquisition Entity and each other Subsidiary of Purchaser.

     "Subsidiary," of any Person, means any corporation, partnership, limited liability company, joint venture or other legal entity of which (i) such Person, or its Subsidiary, is the general partner or manager or (ii) such Person (either directly or through or together with another Subsidiary of such Person) owns more than 50% of the voting stock or value of such corporation, partnership, limited liability company, joint venture or other legal entity.

     "Surviving Partnership" shall mean Innkeepers LP from and after the adoption of the Innkeepers LP Amendment.

     "Tax" or "Taxes" means any U.S. federal, state, local and foreign income, gross receipts, license, withholding, property, recording, stamp, sales, use, franchise, employment, payroll, excise, environmental and other taxes, tariffs or governmental charges of any nature whatsoever, together with penalties, interest or additions thereto.

     "Tax Protection Agreement" means any agreement, oral or written, to which Innkeepers REIT or any Innkeepers Subsidiary is a party and pursuant to which (i) any liability to the holders of the LP Units may arise relating to Taxes, whether or not as a result of the consummation of the transactions contemplated by this Agreement, (ii) in connection with the deferral of income Taxes of a holder of LP Units, Innkeepers REIT or any Innkeepers Subsidiary has agreed to (A) maintain a minimum level of debt or continue a particular debt or (B) retain or not dispose of assets for a period of time that has not since expired or (iii) limited partners of Innkeepers LP have guaranteed or otherwise assumed, directly or indirectly, debt of Innkeepers LP or are offered the opportunity to do so.

     "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

                        (b) Each of the following additional terms is defined on the page set forth below opposite such term:

Acceptable Confidentiality Agreement .........................................................................................................	74
Acquisition Proposal ...................................................................................................................................	55
Affiliate .......................................................................................................................................................	74
Agreement ..................................................................................................................................................	4
Alternative Acquisition Agreement ...............................................................................................................	54
Alternative Financing ...................................................................................................................................	59
Application Fees .........................................................................................................................................	62
Articles of Merger .......................................................................................................................................	74
Asset Sales .................................................................................................................................................	61
ASTM Standard .........................................................................................................................................	49
Balance Sheet .............................................................................................................................................	21
Balance Sheet Date .....................................................................................................................................	21
Break-Up Fee ............................................................................................................................................	67
Business Day ..............................................................................................................................................	75
Capital Budget ............................................................................................................................................	44
Cash Performance Awards .........................................................................................................................	10
Change of Board Recommendation .............................................................................................................	53
Closing .......................................................................................................................................................	5
Closing Date ...............................................................................................................................................	5
Code ..........................................................................................................................................................	75
Commitment ...............................................................................................................................................	22
Common Share Certificate ..........................................................................................................................	11
Confidentiality Agreement ...........................................................................................................................	50
Consents ....................................................................................................................................................	21

Construction Projects .................................................................................................................................	34
Debt Financing ...........................................................................................................................................	42
Debt Financing Commitments .....................................................................................................................	41
DRIP .........................................................................................................................................................	11
Electing Holder ..........................................................................................................................................	8
Election ......................................................................................................................................................	7
Election Deadline .......................................................................................................................................	8
Election Form ............................................................................................................................................	7
Encumbrances ............................................................................................................................................	32
Environmental Laws ...................................................................................................................................	31
Equity Financing .........................................................................................................................................	42
Equity Financing Commitments ...................................................................................................................	42
ERISA .......................................................................................................................................................	26
ERISA Affiliate ..........................................................................................................................................	75
Escrow Agreement .....................................................................................................................................	69
Exchange Act .............................................................................................................................................	21
Exchange Agent .........................................................................................................................................	11
Exchange Fund ..........................................................................................................................................	11
Expenses ...................................................................................................................................................	67
Fairness Opinions ......................................................................................................................................	35
Financing ...................................................................................................................................................	42
Financing Commitments ..............................................................................................................................	42
Financing Failure ........................................................................................................................................	67
Financing-Related Reverse Break-Up Fee ..................................................................................................	67
Franchise Agreements ................................................................................................................................	34
GAAP .......................................................................................................................................................	22
General Partner ..........................................................................................................................................	4
Governmental Entity ...................................................................................................................................	14
GP Units ....................................................................................................................................................	8
Guarantee ..................................................................................................................................................	72
Guarantor ..................................................................................................................................................	72
H&W ........................................................................................................................................................	64
Hazardous Materials ..................................................................................................................................	31
Indebtedness ..............................................................................................................................................	76
Indemnifiable Amounts ...............................................................................................................................	57
Indemnified Parties .....................................................................................................................................	56
Indemnified Party .......................................................................................................................................	56
Indemnitor .................................................................................................................................................	57
Innkeepers Board Recommendation ...........................................................................................................	19
Innkeepers Disclosure Letter ......................................................................................................................	16
Innkeepers Employee Benefit Plans ............................................................................................................	27
Innkeepers LP ...........................................................................................................................................	4
Innkeepers LP Agreement ..........................................................................................................................	7
Innkeepers LP Amendment ........................................................................................................................	75
Innkeepers LP Unitholders .........................................................................................................................	4
Innkeepers LP Units ...................................................................................................................................	8

Innkeepers Material Adverse Effect ............................................................................................................	75
Innkeepers Option Plans ............................................................................................................................	10
Innkeepers Options ....................................................................................................................................	10
Innkeepers Other Interests .........................................................................................................................	17
Innkeepers Parties .....................................................................................................................................	4
Innkeepers Permits ....................................................................................................................................	23
Innkeepers Properties ................................................................................................................................	32
Innkeepers Property ..................................................................................................................................	32
Innkeepers REIT .......................................................................................................................................	4
Innkeepers REIT Board of Trustees ...........................................................................................................	4
Innkeepers REIT Bylaws ...........................................................................................................................	16
Innkeepers REIT Capital Stock ..................................................................................................................	7
Innkeepers REIT Charter ...........................................................................................................................	16
Innkeepers REIT Common Shareholders ....................................................................................................	4
Innkeepers REIT Common Shares .............................................................................................................	4
Innkeepers REIT Financial Advisors ...........................................................................................................	35
Innkeepers REIT Intellectual Property Rights ..............................................................................................	31
Innkeepers REIT SEC Documents .............................................................................................................	21
Innkeepers REIT Shareholder Meeting .......................................................................................................	19
Innkeepers Shareholder Approval ..............................................................................................................	35
Innkeepers Subsidiary ................................................................................................................................	76
Innkeepers Subsidiary Partnership ..............................................................................................................	51
Intellectual Property ...................................................................................................................................	31
IRS ...........................................................................................................................................................	25
Knowledge ................................................................................................................................................	76
Law ...........................................................................................................................................................	76
Lehman .....................................................................................................................................................	35
Lehman Fairness Opinion ...........................................................................................................................	35
Lender .......................................................................................................................................................	42
Letter of Transmittal ...................................................................................................................................	11
Liabilities ....................................................................................................................................................	76
Liens ..........................................................................................................................................................	17
LP Units ....................................................................................................................................................	4
Management Agreement Documents ...........................................................................................................	39
Maryland Department ................................................................................................................................	76
Maryland REIT Law ..................................................................................................................................	4
Material Contracts ......................................................................................................................................	36
Merger .......................................................................................................................................................	4
Merger Consideration .................................................................................................................................	6
Merger Effective Time ................................................................................................................................	6
MGCL .......................................................................................................................................................	4
Non-Financing-Related Break-Up Fee .......................................................................................................	67
Notice Period .............................................................................................................................................	54
NYSE ........................................................................................................................................................	21
Option Merger Consideration .....................................................................................................................	10
Order .........................................................................................................................................................	77

Partnership Consideration ..........................................................................................................................	7
Performance Awards .................................................................................................................................	10
Person .......................................................................................................................................................	77
Property Restrictions ..................................................................................................................................	33
Proxy Statement ........................................................................................................................................	21
Purchaser ..................................................................................................................................................	4
Purchaser Acquisition Entity .......................................................................................................................	4
Purchaser Parties .......................................................................................................................................	4
Purchaser Subsidiary .................................................................................................................................	77
Qualifying Income ......................................................................................................................................	69
REIT .........................................................................................................................................................	24
Representatives ..........................................................................................................................................	14
Sarbanes-Oxley Act ..................................................................................................................................	38
SEC ..........................................................................................................................................................	21
Securities Act ............................................................................................................................................	21
Series C Preferred Shares ..........................................................................................................................	7
Sponsor .....................................................................................................................................................	42
Stock Performance Awards .......................................................................................................................	10
Subsidiary ..................................................................................................................................................	77
Superior Proposal ......................................................................................................................................	55
Surviving Entity ..........................................................................................................................................	5
Surviving Entity Preferred Stock .................................................................................................................	7
Surviving Partnership ..................................................................................................................................	77
Surviving Partnership LP Agreement ...........................................................................................................	9
Surviving Partnership Series D Units ...........................................................................................................	8
Takeover Statute .......................................................................................................................................	38
Tax ............................................................................................................................................................	77
Tax Protection Agreement ..........................................................................................................................	77
Tax Return .................................................................................................................................................	77
Taxes ........................................................................................................................................................	77
Termination Date .......................................................................................................................................	65
Third-Party Intellectual Property Rights ......................................................................................................	31
Transfer and Gains Taxes ...........................................................................................................................	52
UBS ..........................................................................................................................................................	35
UBS Fairness Opinion ...............................................................................................................................	35
Unitholder Letter of Transmittal ..................................................................................................................	12

[Remainder of page left blank intentionally]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

GRAND PRIX HOLDINGS LLC

By: /s/ Aaron Sack
Name: Aaron Sack
Title: Vice President and Secretary

GRAND PRIX ACQUISITION TRUST

By: /s/ Aaron Sack
Name: Aaron Sack
Title: Vice President and Secretary

INNKEEPERS USA TRUST

By: /s/ Jeffrey H. Fisher
Name: Jeffrey H. Fisher
Title: Chairman, CEO and President

INNKEEPERS USA LIMITED
PARTNERSHIP

By: /s/ Jeffrey H. Fisher
Name: Jeffrey H. Fisher
Title: President

INNKEEPERS FINANCIAL
CORPORATION

By: /s/ Jeffrey H. Fisher
Name: Jeffrey H. Fisher
Title: President

[Signature Page to Agreement and Plan of Merger]

EXHIBIT B

LEHMAN BROTHERS

April 15, 2007

Board of Trustees Innkeepers USA Trust 340 Royal Poinciana Way Suite 306 Palm Beach, FL 33480 Members of the Board of Trustees:

     We understand that Innkeepers USA Trust (the “Company”) intends to enter into a transaction (the “Proposed Transaction”) with Grand Prix Holdings LLC, a Delaware limited liability company (the “Parent”), pursuant to the Agreement and Plan of Merger dated as of April 15, 2007 (the “Agreement”), by and among the Company, a Maryland real estate investment trust, Innkeepers USA Limited Partnership, a Virginia limited partnership whose sole general partner is the Company (the “Operating Partnership”), Innkeepers Financial Corporation, a Virginia Corporation, whose sole shareholder is the Company (together with the Company and the Operating Partnership, the “Company Parties”), Parent, Grand Prix Acquisition Trust, a Maryland real estate investment trust and wholly owned Subsidiary of Parent (“MergerCo”) and Grand Prix Virginia LLC, a Virginia limited liability company, whose sole member is MergerCo (together with Parent and MergerCo, the “Buyer Parties”). We further understand that (i) the Proposed Transaction will be effected through a merger of the Company with and into MergerCo with MergerCo surviving the merger and (ii) upon effectiveness of the merger, each issued and outstanding share of common stock of the Company (“Company Common Stock”), including any shares which are issued as a result of the conversion or exchange into such shares prior to the merger effective time and other than shares to be canceled in accordance with the Agreement, will be converted into the right to receive $17.75 in cash (the “Consideration”) and each issued and outstanding share of Series C Preferred Stock of the Company, other than shares to be canceled in accordance with the Agreement, will be converted into one share of Series A Cumulative Preferred Stock of the surviving entity (the “Series C Consideration”). In addition, we understand that at the effective time of the merger each issued and outstanding common unit in the Operating Partnership (“Partnership Common Unit”) will have the right, at the option of the holder of such Partnership Common Unit, to elect (each, an “Election”) to (A) continue as a limited partner of the Operating Partnership on such terms and subject to such conditions as set forth in the limited partnership agreement of the Operating Partnership, (B) convert such Partnership Common Units into the right to receive cash, without interest, in an amount equal to the product of (i) the Consideration multiplied by (ii) the number of shares of Company Common Stock issuable upon exchange of each such Partnership Common Unit in accordance with the terms of the limited partnership agreement of the Operating Partnership, as in effect on the date hereof, or (C) make an Election with respect to some, but not all, of such Partnership Common Units (with the effects set forth in the foregoing clause (B) with respect to, but only with respect to, the Partnership Common Units covered by such Election) (the “Common Unit Consideration”). The

B-1

terms and conditions of the Proposed Transaction are set forth in more detail in the Agreement and the summary set forth above is qualified in its entirety by the terms of the Agreement.

     We have been requested by the Board of Trustees of the Company to render our opinion with respect to the fairness, from a financial point of view, to the Company’s stockholders of the Consideration to be offered to such stockholders in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, (i) the Company’s underlying business decision to proceed with or effect the Proposed Transaction, (ii) the fairness of the Series C Consideration, nor (iii) the fairness of the Common Unit Consideration.

     In arriving at our opinion, we reviewed and analyzed: (1) the Agreement and the specific terms of the Proposed Transaction: (2) publicly available information concerning the Company Parties that we believe to be relevant to our analysis, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006; (3) financial and operating information with respect to the business, operations and prospects of the Company furnished to us by the Company, including financial projections of the Company prepared by the management of the Company (the “Company Projections”); (4) trading history of the Company Common Stock and a comparison of that trading history with those of other companies that we deemed relevant; (5) a comparison of the historical financial results and present financial condition of the Company with those of other companies that we deemed relevant; (6) a comparison of the financial terms of the Proposed Transaction with the financial terms of certain other transactions that we deemed relevant; (7) published estimates of third party research analysts with respect to the future financial performance of the Company; and (8) the results of our efforts to solicit indications of interest from third parties with respect to an acquisition of the Company. In addition, we have had discussions with the management of the Company concerning its businesses, operations, assets, liabilities, financial condition and prospects and have undertaken such other studies, analyses and investigations as we deemed appropriate.

     In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without assuming any responsibility for independent verification of such information and have further relied upon the assurances of the management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Company Projections, upon the advice of the Company we have assumed that the Company Projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and that the Company will perform substantially in accordance with such projections. In arriving at our opinion, we have not conducted physical inspection of the properties and facilities of the Company and have not made or obtained any evaluations or appraisals of the assets or liabilities of the Company. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter.

     In addition, we express no opinion as to the prices at which Company Common Stock will trade at any time following the announcement of the Proposed Transaction.

     Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the Consideration to be offered to the stockholders of the Com-

B-2

pany in the Proposed Transaction is fair to such stockholders. We have acted as financial advisor to the Board of Trustees of the Company in connection with the Proposed Transaction and will receive a fee for our services, a portion of which is payable with respect to the delivery of this opinion and the remainder of which is contingent upon the consummation of the Proposed Transaction. In addition, the Company has agreed to reimburse our expenses and indemnify us for certain liabilities that may arise out of the rendering of this opinion. In the ordinary course of our business, we may actively trade in the securities and loans of the Company and its affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities or loans. In addition, the Company has requested and we are providing a commitment for the debt financing necessary to finance the Proposed Transaction and we will receive customary fees in connection therewith

     This opinion is for the use and benefit of the Board of Trustees of the Company and is rendered to the Board of Trustees in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any holders of Company Common Stock as to how they should vote in connection with the Proposed Transaction.

Very truly yours,

/s/ LEHMAN BROTHERS

LEHMAN BROTHERS

B-3

EXHIBIT C

April 15, 2007

The Board of Trustees
Innkeepers USA Trust
340 Royal Poinciana Way, Suite 306
Palm Beach, Florida 33480

Dear Members of the Board:

     We understand that Innkeepers USA Trust, a Maryland real estate investment trust (“Innkeepers”), is considering a transaction whereby Grand Prix Acquisition Trust, a Maryland real estate investment trust (“Merger Sub”) and wholly owned subsidiary of Grand Prix Holdings LLC, a newly formed Delaware limited liability company (“Purchaser”) affiliated with Apollo Investment Corporation (“Apollo”), will effect a merger involving Innkeepers. Pursuant to the terms of an Agreement and Plan of Merger, dated as of April 15, 2007, among Innkeepers, Innkeepers Financial Corporation, a Virginia corporation and wholly owned subsidiary of Innkeepers (“Innkeepers Financial”), Innkeepers USA Limited Partnership, a Virginia limited partnership whose sole general partner is Innkeepers Financial (“Innkeepers LP”), Purchaser, and Merger Sub (such agreement, the “Merger Agreement”), Innkeepers will be merged with and into Merger Sub and the separate existence of Innkeepers will thereupon cease and Merger Sub will be the surviving real estate investment trust (the “Transaction”). Pursuant to the terms of the Merger Agreement, all of the issued and outstanding common shares of beneficial interest, par value of $0.01 per share, of Innkeepers (“Innkeepers Common Shares”) will be converted into the right to receive, for each Innkeepers Common Share, $17.75 in cash (the “Common Share Consideration”). In addition, we understand that at the effective time of the Transaction each issued and outstanding common unit in Innkeepers LP (“Partnership Common Unit”) will have the right, at the option of the holder of such Partnership Common Unit, to elect (each, an “Election”) to (A) continue as a limited partner of Innkeepers LP on such terms and subject to such conditions as set forth in an amended limited partnership agreement of Innkeepers LP, (B) convert such Partnership Common Units into the right to receive cash, without interest, in an amount equal to the product of (i) the Common Share Consideration multiplied by (ii) the number of shares of Innkeepers Common Shares issuable upon exchange of each such Partnership Common Unit in accordance with the terms of the limited partnership agreement of the Innkeepers LP, as in effect on the date hereof, or (C) make an Election with respect to some, but not all, of such Partnership Common Units (with the effects set forth in the foregoing clause (B) with respect to, but only with respect to, the Partnership Common Units covered by such Election). The terms and conditions of the Transaction are more fully set forth in the Merger Agreement.

     You have requested our opinion as to the fairness, from a financial point of view, to the holders of Innkeepers Common Shares of the Common Share Considera-

The Board of Trustees
Innkeepers USA Trust
April 15, 2007

tion to be received by such holders in the Transaction. Our opinion does not in any manner address (i) the fairness of the Transaction and related transactions to the limited partners of Innkeepers LP or (ii) the value of the Common Share Consideration relative to the value available to the limited partners of Innkeepers LP.

     UBS Securities LLC (“UBS”) will receive a fee from Innkeepers in connection with the delivery of this opinion. In the past, UBS and its affiliates have provided investment banking services unrelated to the proposed Transaction to affiliates of Apollo and such affiliates’ portfolio companies, for which UBS and its affiliates have received compensation. In the ordinary course of business, UBS, its successors and affiliates may hold or trade, for their own accounts and the accounts of their customers, securities of Innkeepers, Apollo and portfolio companies of affiliates of Apollo and, accordingly, may at any time hold a long or short position in such securities.

     Our opinion does not address the relative merits of the Transaction or any related transaction as compared to other business strategies or transactions that might be available with respect to Innkeepers or Innkeepers’ underlying business decision to effect the Transaction or any related transaction. Our opinion does not constitute a recommendation to any shareholder as to how such shareholder should vote or act with respect to the Transaction or any related transaction. At your direction, we have not been asked to, nor do we, offer any opinion as to the terms, other than the Common Share Consideration to the extent expressly specified herein, of the Merger Agreement or any related documents or the form of the Transaction or any related transactions. In rendering this opinion, we have assumed, with your consent, that (i) Innkeepers, Innkeepers Financial, Innkeepers LP and Purchaser will comply with all the material terms of the Merger Agreement, and (ii) the Transaction will be consummated in accordance with the terms of the Merger Agreement without any adverse waiver or amendment of any material term or condition thereof. We have also assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any material adverse effect on Innkeepers or the Transaction. While we have not been authorized to solicit, and have not solicited, indications of interest with regard to a potential sale of Innkeepers or any related transaction, we have been advised by Innkeepers that representatives of Innkeepers solicited indications of interest regarding a potential sale of Innkeepers and held discussions with certain of these parties.

     In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and historical financial information relating to Innkeepers; (ii) reviewed certain internal financial information and other data relating to the business and financial prospects of Innkeepers that was provided to us by the management of Innkeepers and not publicly available, including financial forecasts and es-

The Board of Trustees
Innkeepers USA Trust
April 15, 2007

timates prepared by management of Innkeepers; (iii) conducted discussions with members of the senior management of Innkeepers concerning the business and financial prospects of Innkeepers; (iv) reviewed publicly available financial and stock market data with respect to certain other companies we believe to be generally relevant; (v) compared the financial terms of the Transaction with the publicly available financial terms of certain other transactions we believe to be generally relevant; (vi) reviewed current and historical market prices of Innkeepers Common Shares; (vii) reviewed the Merger Agreement; and (viii) conducted such other financial studies, analyses and investigations, and considered such other information, as we deemed necessary or appropriate.

     In connection with our review, with your consent, we have not assumed any responsibility for independent verification of any of the information provided to or reviewed by us for the purpose of this opinion and have, with your consent, relied on such information being complete and accurate in all material respects. In addition, with your consent, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of Innkeepers, Innkeepers Financial or Innkeepers LP, nor have we been furnished with any such evaluation or appraisal. With respect to the financial forecasts and estimates referred to above, we have assumed, at your direction, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Innkeepers as to the future financial performance of Innkeepers. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

     Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Common Share Consideration to be received by holders of Innkeepers Common Shares in the Transaction is fair, from a financial point of view, to such holders.

     This opinion is provided for the benefit of the Board of Trustees in connection with, and for the purpose of, its evaluation of the Transaction.

Very truly yours,

                By: /s/ Mark Gerstein                                   By: /s/ James E. Collins
                           Mark Gerstein                                               James E. Collins
                           Managing Director                                       Director

Using a black ink pen, mark your votes with an X as shown in ☒
this example. Please do not write outside the designated
areas.

Special Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
A Issues
The Board of Trustees recommends a vote FOR the following proposals.

		For	Against	Abstain
1.	Approve the merger of Innkeepers USA Trust	☐	☐	☐	3.	In their discretion, the proxies (and if the undersigned is a proxy,
	with and into Grand Prix Acquisition Trust, a					any substitute proxies) are authorized to vote upon such other
	wholly-owned subsidiary of Grand Prix					business as may property come before this meeting.
Holdings LLC, pursuant to the Agreement and
Plan of Merger, dated as of April 15, 2007, by
and among Grand Prix Holdings LLC, Grand
Prix Acquisition Trust, Innkeepers USA Trust,
Innkeepers USA Limited Partnership and
Innkeepers Financial Corporation (the “merger
agreement”), the merger agreement and the
other transactions contemplated by the merger
agreement.
2.	Any adjournments or postponements of the
	special meeting, if necessary or appropriate,	For	Against	Abstain
	for the purpose of soliciting additional proxies.	☐	☐	☐

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.
B Non-Voting Items
Change of Address – Please print new address below.
_____________________________________________________________________________________________________________________________________
_____________________________________________________________________________________________________________________________________

C Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign you name exactly as it appears on share certificate. If the shares are held jointly, each holder should sign.
When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

_____________________________________________________________________________________________________________________________________
/ /
_____________________________________________________________________________________________________________________________________

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

_____________________________________________________________________________________________________________________________________
Proxy — Innkeepers USA Trust
_____________________________________________________________________________________________________________________________________

340 Royal Poinciana Way, Suite 306, Palm Beach, Florida 33480

This proxy is solicited on behalf of the Board of Trustees of Innkeepers USA Trust.

Special Meeting of Shareholders – [______], 2007

The undersigned shareholder of Innkeepers USA Trust, a Maryland real estate investment trust (the “Company”) hereby appoints
Jeffrey H. Fisher and Mark A. Murphy, or either of them, with full power of substitution in each, as proxies (and if the undersigned is a proxy, substitute proxies) to attend the Special Meeting of Shareholders of the Company to be held at [___________], at
[________], local time, on [_________], 2007 and at any adjournments thereof, as specified on the reverse side and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and of the accompanying Proxy Statement, the terms of each of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" each of the Proposals described in the Proxy Statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)